                                    PART A

                           Phoenix Joint Edge(R) VUL

                    PHLVIC Variable Universal Life Account

          Issued By: PHL Variable Insurance Company ("PHL Variable")

         (a wholly owned subsidiary of Phoenix Life Insurance Company)

 PROSPECTUS                                                       May 1, 2009

This prospectus describes a flexible premium, variable universal life insurance policy that can provide lifetime insurance protection on the lives of two to five insureds. We will pay the death benefit following the death of the first insured person to die. You may allocate policy value to the Guaranteed Interest Account, Long-term Guaranteed Interest Account (collectively, "Guaranteed Interest Accounts") and/or one or more of the investment options of the PHLVIC Variable Universal Life Account ("Separate Account"). The investment options purchase shares of the following funds:


 AIM Variable Insurance Funds - Series  .  Phoenix Growth and Income Series
 I Shares                               .  Phoenix Mid-Cap Growth Series
 .  AIM V.I. Capital Appreciation Fund  .  Phoenix Money Market Series
 DWS Investments VIT Funds /1/ -        .  Phoenix Multi-Sector Fixed Income
 Class A                                   Series
 .  DWS Equity 500 Index VIP            .  Phoenix Multi-Sector Short Term
 .  DWS Small Cap Index VIP                Bond Series
 Federated Insurance Series             .  Phoenix Strategic Allocation Series
 .  Federated Fund for U.S. Government  .  Phoenix-Aberdeen International
    Securities II                          Series
 .  Federated High Income Bond Fund II  .  Phoenix Small-Cap Growth Series /2/
    - Primary Shares                    .  Phoenix-Duff & Phelps Real Estate
 Fidelity(R) Variable Insurance            Securities Series
 Products - Service Class               .  Phoenix Mid-Cap Value Series /3/
 .  Fidelity VIP Contrafund(R)          .  Phoenix Small-Cap Value Series /4/
    Portfolio                           .  Phoenix-Van Kampen Comstock Series
 .  Fidelity VIP Growth Opportunities   .  Phoenix-Van Kampen Equity 500
    Portfolio                              Index Series
 .  Fidelity VIP Growth Portfolio       PIMCO Variable Insurance Trust -
 .  Fidelity VIP Investment Grade Bond  Advisor Class
    Portfolio                           .  PIMCO CommodityRealReturn/TM/
 Franklin Templeton Variable Insurance     Strategy Portfolio
 Products Trust - Class 2               .  PIMCO Real Return Portfolio
 .  Franklin Income Securities Fund     .  PIMCO Total Return Portfolio
 .  Mutual Shares Securities Fund       Sentinel Variable Products Trust
 .  Templeton Developing Markets        .  Sentinel VPT Balanced Fund
    Securities Fund                     .  Sentinel VPT Bond Fund
 .  Templeton Foreign Securities Fund   .  Sentinel VPT Common Stock Fund
 .  Templeton Growth Securities Fund    .  Sentinel VPT Mid Cap Growth Fund
 Lord Abbett Series Fund, Inc. - Class  .  Sentinel VPT Small Company Fund
 VC                                     Summit Mutual Fund, Inc. - Summit
 .  Lord Abbett Bond-Debenture          Pinnacle Series
    Portfolio                           .  Summit S&P MidCap 400 Index
 .  Lord Abbett Growth and Income          Portfolio
    Portfolio                           The Universal Institutional Funds,
 .  Lord Abbett Mid-Cap Value Portfolio Inc. - Class II Shares
 Neuberger Berman Advisers Management   .  Van Kampen UIF Equity and Income
 Trust - Class S                           Portfolio
 .  Neuberger Berman AMT Small Cap      Wanger Advisors Trust
    Growth Portfolio                    .  Wanger International Select
 .  Neuberger Berman AMT Guardian       .  Wanger International
    Portfolio                           .  Wanger Select
 Oppenheimer Variable Account Funds -   .  Wanger USA
 Service Shares
 .  Oppenheimer Capital Appreciation
    Fund/VA
 .  Oppenheimer Global Securities
    Fund/VA
 .  Oppenheimer Main Street Small Cap
    Fund/VA
 The Phoenix Edge Series Fund
 .  Phoenix Capital Growth Series


                  See Appendix A for additional information.


 /1/Formerly known as DWS Scudder Investments VIT Funds. /2/Formerly known as Phoenix-Alger Small-Cap Growth Series. /3/Formerly Phoenix-Sanford Bernstein
  Mid-Cap Value Series. /4/Formerly Phoenix-Sanford Bernstein Small-Cap Value
                                    Series.


It may not be in your best interest to purchase a policy to replace an existing life insurance policy or annuity contract. You must understand the basic features of the proposed policy and your existing coverage before you decide to replace your present coverage. You must also know if the replacement will result in any income taxes.

The U.S. Securities and Exchange Commission ("SEC") has neither approved nor disapproved these securities, nor have they passed upon the accuracy or adequacy of this prospectus. Any representation to the contrary is a criminal offense.

Read and keep this prospectus for future reference. The policy is not a deposit of any bank, and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Policy investments are subject to risk, including the possible loss of principal invested. If you have any questions, please contact us at:

[GRAPHIC]  Phoenix Variable Products                 Variable and Universal Life
           Mail Operations ("VPMO")       [GRAPHIC]  Administration ("VULA")
           PO Box 8027                               800/541-0171
           Boston, MA 02266-8027

                               TABLE OF CONTENTS

Heading                                                 Page
------------------------------------------------------------

Index of Special Terms.................................    3
Summary of Benefits and Risks..........................    4
 Summary of Policy Benefits............................    4
 Summary of Policy Risks...............................    5
Fee Tables.............................................    6
 Transaction Fees......................................    6
 Periodic Charges Other than Fund Operating Expenses...    7
 Other Available Policy Benefits Expenses..............    8
 Total Annual Fund Operating Expenses..................    9
Description of PHL Variable Insurance Company..........   10
Description of PHLVIC Variable Universal Life Account..   10
 Performance History...................................   10
Voting Rights..........................................   11
The Underlying Funds...................................   11
 Administrative, Marketing and Support Service Fees....   11
The Guaranteed Interest Accounts.......................   12
 Guaranteed Interest Account...........................   12
 Long-term Guaranteed Interest Account.................   12
The Policy.............................................   13
 Contract Rights: Owner, Insured, Beneficiary,
   Assignment..........................................   14
 Purchasing a Policy and Your Right to Cancel..........   14
Premium Payments and Allocation of Premium.............   15
 Premium Flexibility...................................   15
 Ways to Pay Premium...................................   15
 Processing Premium Payments...........................   15
 Premium Limitations...................................   16
Policy Values..........................................   16
 How the Value of Your Policy is Calculated............   16
 Separate Account Policy Value.........................   16
 Guaranteed Interest Accounts Policy Value.............   17
Policy Face Amount and Death Benefit...................   17
 Death Benefit Options and Minimum Death Benefit.......   17
 Changing the Death Benefit Option.....................   17
 Decreasing the Policy Face Amount.....................   18
 Requests for Decrease in Face Amount..................   18
 Effects of Loans, Withdrawals and Requested Decreases
   in Face Amount on Death Benefit.....................   18
 Payment of Death Benefit..............................   18
 Limitations on Payment of the Death Benefit...........   18
Surrenders and Withdrawals.............................   19
 Surrenders............................................   19
 Withdrawals...........................................   19
 Processing and Payment of Surrenders, Withdrawals.....   20
Policy Loans...........................................   20
 Overloan Protection Option............................   21
Systematic Income Program..............................   21
Transfer of Policy Value...............................   21
 Internet and Telephone Transfers......................   21
 Transfer Restrictions for the Guaranteed Interest
   Accounts............................................   22
Charges and Deductions.................................   22
 General...............................................   22
 Charges Deducted from Premium Payments................   22
 Periodic Charges......................................   22

Heading                                                   Page

 Loan Interest Rates.....................................   23
 Costs for Policy Riders.................................   23
 Conditional Charges.....................................   24
 Tax Charges.............................................   24
 Underlying Fund Charges.................................   24
Market Timing and Other Disruptive Trading...............   24
Allocation Programs......................................   25
 Asset Allocation and Strategic Programs.................   25
Systematic Transfer Programs.............................   26
 Asset Rebalancing Program...............................   26
 Dollar Cost Averaging Program...........................   27
 Enhanced Dollar Cost Averaging Program..................   27
 Use of Dollar Cost Averaging with Asset Rebalancing and
   Allocation Programs...................................   27
Policy Lapse and Reinstatement...........................   27
 Lapse...................................................   27
 No Lapse Guarantee Benefit..............................   27
 Termination.............................................   28
 Reinstatement...........................................   28
Other Available Policy Benefits..........................   28
 Alternate Surrender Value Rider.........................   28
 Disability Payment of Specified Premium Rider...........   28
 Individual Level Term Rider.............................   29
 Survivor Purchase Option Rider..........................   29
 No Lapse Guarantee Rider................................   29
 Overloan Protection Rider...............................   29
 Policy Exchange Option Rider............................   29
General..................................................   29
 Postponement of Payments................................   29
 Amendments to Policies..................................   30
 Reservation of Company Rights to Change the Separate
   Account...............................................   30
Federal Income Tax Considerations........................   30
 Introduction............................................   30
 Income Tax Status.......................................   30
 Policy Benefits.........................................   30
 Business and Corporate-Owned Contracts..................   31
 Modified Endowment Contracts............................   32
 Limitations on Mortality and Expense Charges............   32
 Qualified Plans.........................................   32
 Diversification Standards...............................   33
 Owner/Investor Control..................................   33
 Change or Assignment of Ownership, Exchange of
   Policies or Change of Insured.........................   33
 Other Taxes.............................................   33
 Withholding and Information Reporting...................   33
The Phoenix Companies, Inc. -
  Legal Proceedings about Company Subsidiaries...........   34
Financial Statements.....................................   34
Distribution of Policies.................................   34
 Compensation............................................   35
 Percentage of Premium Payment...........................   35
 Promotional Incentives and Payments.....................   35
 Preferred Distribution Arrangements.....................   35
Appendix A - Investment Options..........................  A-1

Index of Special Terms
--------------------------------------------------------------------------------

We have tried to make this prospectus as readable and understandable for you as possible. By the very nature of the policy, however, certain technical words or terms are unavoidable. We have identified the following as some of these words or terms. The page that is indicated here is where we believe you will find the best explanation for the word or term. The word or term will appear in italics the first time it appears on that page.


                                     Page
                                     ----
Amount at risk......................   22
Base face amount....................   17
Company.............................   10
First death.........................   13
Good order..........................   13
Investment options..................    4
Modified endowment contract ("MEC").   32
Monthly calculation date............   22
Monthly deduction amount............   22
Net premium.........................   15
Net surrender value.................    4
No lapse guarantee premium..........   28
Policy anniversary..................   14
Policy date.........................   14
Policy value........................   16
Policy year.........................   14
Total cumulative premium test.......   28
Total face amount...................   17
Valuation date......................   15

Summary of Benefits and Risks
--------------------------------------------------------------------------------

Most of the terms used throughout this prospectus are described within the text where they first appear. See the "Index of Special Terms" to see where the best description of certain terms appears.

This prospectus contains information about all material rights and features of the variable life policy that you should understand before investing. This summary describes the basic benefits and risks of the policy.

Summary of Policy Benefits

Death Benefits
This policy is a flexible premium variable universal life insurance policy that can insure two to five lives. The policy is first and foremost, a life insurance policy. While the policy remains in force we will pay a death benefit to the named beneficiary upon the first death of a person insured under the policy. You have a choice of three death benefit options with the policy:

.. Death Benefit Option A will equal the policy's face amount, or the minimum death benefit, if greater.

.. Death Benefit Option B will equal the face amount plus the policy value, or the minimum death benefit, if greater.

..  Death Benefit Option C will equal the face amount plus the Death Benefit
   Option C Increase Amount, or the minimum death benefit, if greater. This option is only available at policy issue.

The minimum death benefit is equal to the policy value on the date of death increased by a percentage taken from a table in the policy based on the attained age of the oldest insured person at the beginning of the policy year in which death occurs.

The death benefit we pay will be reduced by any unpaid policy loan amounts and, unless the No Lapse Guarantee is in effect, unpaid policy charges.

You should consult your registered representative to discuss how much premium you should allocate to the policy. The amount of premium you should allocate to the policy can differ depending on what your financial protection needs are. If you are buying the policy purely for death benefit protection, you should carefully consider the advantages and disadvantages of choosing to allocate more premium than needed to keep the policy in force under Death Benefit Option A.

Surrenders and Withdrawals
While the insureds are living, you may surrender the policy for its net surrender value. The net surrender value is the policy value reduced by outstanding loans and loan interest and any applicable surrender charge.

Beginning in the second policy year, subject to certain limitations, you may take withdrawals from the policy. You may incur a partial surrender charge on the amount withdrawn.

A withdrawal is not permitted if it would reduce the net surrender value to zero or would reduce the face amount below the minimum face amount for the policy. A withdrawal reduces the policy values, may reduce the face amount of the policy and may increase the risk that the policy will lapse. A withdrawal will reduce the death benefit payable regardless of the policy's death benefit option.

For your protection, we require a signature guarantee for surrenders, partial withdrawals, or loans (if your policy provides for loans) over $100,000.

Surrenders and withdrawals may have adverse tax consequences.

Loans
Generally, you may borrow up to 100% of your policy value less the current surrender charge and loan interest accrued to the end of the policy year. We count any outstanding loans and loan interest toward the applicable limit. Taking a loan may have adverse tax consequences and may increase the risk that your policy will terminate.

Investment Choices
You may direct your premium to a wide variety of investment options available through the Separate Account, and to the Guaranteed Interest Accounts. Each investment option of the Separate Account invests directly in an underlying fund. You may generally transfer policy value among any of the Separate Account investment options and the Guaranteed Interest Accounts while continuing to defer current income taxes. Your ability to make transfers is limited by
(1) imitations on transfers into and from the Guaranteed Interest Accounts contained in the policy and (2) restrictions on frequent trading and market timing activity imposed by us and the underlying funds, and (3) our right to suspend your transfer privileges after your twelfth transfer in each policy year. Each of these limitations is summarized in this prospectus or, in the case of limitations imposed by the funds, the applicable fund's prospectus.

Asset Allocation and Strategic Programs
You may also elect an asset allocation or strategic program through which to allocate your premiums and policy value. Participation in a program is optional. Although we may offer other programs in the future, whether those programs will be made available to both current and prospective policy owners will be determined at our sole discretion.

Flexible Premiums
This policy allows for flexible premiums, which means that, within limitations, you may choose the amount of premium to allocate to the policy. The only premium you must pay is the minimum initial premium. Unless your initial premium is sufficient to keep the policy in force over time, additional premium payments may be required to prevent policy lapse. The minimum premium we will accept is $25.00.

Other Available Insurance Benefits
The following additional coverages and features may be available to you by rider. We currently make the following optional riders available with the policy. These riders increase a policy's charges.

.. Alternate Surrender Value Rider (minimum first year premium of $100,000 required for rider purchase)

..  Disability Payment of Specified Premium Rider (maximum issue age is 60)

..  Individual Level Term Rider

..  Survivor Purchase Option Rider

We also attach the following riders to the policy at issue. The riders may involve extra cost to you as indicated in the Fee Tables in this prospectus.

..  No Lapse Guarantee Rider (maximum issue age is 85)

..  Overloan Protection Rider

..  Policy Exchange Option Rider

Your Right to Cancel the Policy
You have the right to review the policy and cancel it if you are not satisfied. Simply return the policy to us at our administrative office within ten days after you receive it. Your state may require a longer period. The period applicable to your policy will be shown on the policy's first page.

Summary of Policy Risks

Suitability Risk
Variable life insurance is designed for long-term financial planning, and the policy is not suitable as a short-term investment. Additionally, this policy is not suitable if you intend to utilize short-term trading strategies. Surrender charges apply during the first ten policy years; therefore, it may not be appropriate for you to purchase a policy if you foresee the need to withdraw all or part of your policy value during the first few policy years. Also, while the policy offers a variety of available investment options and the potential for appreciation, the policy is a life insurance contract containing policy charges and charges associated with the investment options of the Separate Account. These charges will reduce your policy value.

Replacements
Replacing any existing policy with this policy may not be to your advantage. You should talk with your registered representative before you replace your variable life insurance policy. You should carefully compare the risks, charges, and benefits of your existing policy to the replacement policy to determine if replacing your existing contract benefits you. Additionally, replacing your policy could result in adverse tax consequences so you should also consult with your tax professional. You should know that once you have replaced your variable life insurance policy, you generally cannot reinstate it unless the insurer is required to reinstate the previous policy under state law. This is true even if you choose not to accept your new variable life insurance policy during your "right to cancel" period.

Conflicts of Interest
Broker-dealers and registered representatives often sell products issued by several different and unaffiliated insurance companies and the amount of compensation payable may vary significantly. Additionally, compensation paid to a broker-dealer or registered representative will also vary between products issued by the same insurance company, including additional compensation payable as part of certain service arrangements. A broker-dealer and its registered representatives may have an incentive to promote or sell one product over another depending on these differences in the compensation, potentially resulting in the sale of a product that may not be the best product to suit your needs. You should talk to your registered representative if you have questions about potential conflicts of interest that may be created by varying compensation plans. You can find more information about the types of compensation arrangements we offer in the "Distribution of Policies" section of this prospectus.

Tax Effects
Existing tax laws that currently provide favorable treatment of life insurance death benefit proceeds and deferred taxation of any increase in policy value due to investment earnings may change at any time. Generally, under current federal income tax law, death benefits are not subject to income taxes. Earnings on the policy value invested in the Separate Account or the Guaranteed Interest Accounts are not subject to income taxes until there is a distribution from the policy. Taking a loan or a full or partial surrender from the policy could result in recognition of income for tax purposes. Additionally, certain funding circumstances may cause a policy to become a modified endowment contract or (MEC). Under federal tax law, loans, withdrawals and other pre-death distributions received from a MEC policy are taxed as income first and recovery of basis second. Also, distributions from a MEC policy received prior to the policyowner's attainment of age 59 1/2 are subject to a 10% penalty tax.

Risk of Lapse
Your policy will be at risk of terminating if the policy value less policy loans and accrued loan interest is not sufficient to cover the monthly charges due and the policy does not have a No Lapse Guarantee in effect. Your policy value will be reduced by the amount of any withdrawal, and any applicable withdrawal and partial surrender charge, and the amount of any loan, and loan interest due. Additionally, poor investment experience will also decrease your policy value. Therefore, these factors increase the risk that your policy will lapse, requiring you to make additional premium payments to keep the policy in force. Before your policy terminates, you will have a grace period during which we will alert you to an impending lapse and give you an opportunity to keep the policy in force by paying a specified amount. If the policy lapses, you may be given the opportunity to reinstate it by making the required premium payment and satisfying our other reinstatement requirements.

Investment Risk
The value of your policy will fluctuate with the performance of the Separate Account investment options you select. The investment options may decline in value and the underlying funds may not meet their stated objectives or perform to your expectations. You bear the investment risk, whether a gain or a loss, for any premium allocated to the Separate Account investment options. A comprehensive discussion of an underlying fund's risks may be found in that fund's prospectus.

Transfer Risk
Transfers and deposits to the Guaranteed Interest Accounts may be limited to a total of $250,000 during any one week period and $1,000,000 in any 12-month period. Transfers out of the Guaranteed Interest Accounts are generally limited to one transfer per year. The amount you may transfer out of the Guaranteed Interest Accounts is limited based on a schedule described later in the prospectus. Additionally, we reserve the right to reject or restrict transfers among investment options if we or an underlying fund determine the transfers reflect disruptive trading, or following your twelfth transfer in any policy year.

Early Surrender Risk
This policy is designed to be held for the long-term. Surrender charges apply to surrenders, withdrawals, and face amount decreases taken in the first ten policy years. It is possible that a policy will have little or no net surrender value during the early policy years.

Limitations on Access to Cash Value
Policy loans are subject to maximum and minimum amounts. Withdrawals from the policy are not available in the first policy year. When available, withdrawals are subject to maximum and minimum amounts and we reserve the right to charge a withdrawal fee of $25.00 per withdrawal. Withdrawals may reduce the policy face amount and may be subject to a partial surrender charge. Because of these charges and restrictions, there will be less cash value available for loans and withdrawals in the policy's early years.

Policy Charge Risk
We have the right to increase certain policy and rider charges; however, these charges are capped at the maximums shown in the Fee Tables included in the following pages.

The following tables describe the fees and expenses that you will pay when buying, owning and surrendering the policy. There are two tables describing the policy charges. The table below describes the fees and expenses that you will pay at the time that you make premium payments, surrender the policy, transfer policy value between investment options, or exercise the certain riders.

Fee Tables
--------------------------------------------------------------------------------

                               Transaction Fees

               Charge                          When Deducted
-----------------------------------------------------------------------
Premium Expense Charge                Upon premium payment
-----------------------------------------------------------------------
Surrender Charge/1, 2, 4/             Upon surrender during the first
                                      ten policy years





-----------------------------------------------------------------------
Partial Surrender Charge/2, 3, 4, 6/  1) Upon withdrawal of policy value;
                                      2) Upon face amount decrease




-----------------------------------------------------------------------
Transfer Charge                       Upon transfer

-----------------------------------------------------------------------
Withdrawal Fee/6/                     Upon withdrawal
-----------------------------------------------------------------------
Overloan Protection Option            On the next monthly calculation
Charge/5/                             date following exercise of the
                                      option
-----------------------------------------------------------------------
Policy Exchange Option Rider          Upon exercise of the rider
Fee
-----------------------------------------------------------------------

               Charge                                          Amount Deducted
--------------------------------------------------------------------------------------------------------
Premium Expense Charge                Maximum of 8% of each premium payment
--------------------------------------------------------------------------------------------------------
Surrender Charge/1, 2, 4/             Maximum of $40.07 to minimum of $4.18 per $1,000 of face
                                      amount.

                                      Representative charge for a male age 35; female age 35,
                                      $375,000 face amount, Death Benefit Option A, both in the
                                      preferred risk class:
                                        $12.00 per $1,000 of face amount
--------------------------------------------------------------------------------------------------------
Partial Surrender Charge/2, 3, 4, 6/  Maximum of $40.07 to a minimum of $4.18 per $1,000 of face amount

                                      Representative charge for a male age 35; female age 35,
                                      $375,000 face amount, Death Benefit Option A, both in
                                      preferred risk class:
                                        $12.00 per $1,000 of face amount
--------------------------------------------------------------------------------------------------------
Transfer Charge                       Maximum of $25 per transfer after the first twelve transfers; not currently charged.
--------------------------------------------------------------------------------------------------------
Withdrawal Fee/6/                     Maximum of $25.00 per withdrawal; not currently charged.
--------------------------------------------------------------------------------------------------------
Overloan Protection Option            3.5% of the policy value
Charge/5/

--------------------------------------------------------------------------------------------------------
Policy Exchange Option Rider          Maximum of $100.00
Fee
--------------------------------------------------------------------------------------------------------

/1/ This charge is incurred only if there is a full surrender and is reduced by any partial surrender charge previously assessed.
/2/ This charge varies according to the gender, issue age, and risk class of each insured and decreases over the time the policy is in force. No surrender charge is applied after the policy anniversary on or following the oldest insured's attained age 121.
/3/ This charge is incurred only if there is a withdrawal or face amount decrease. To determine the charge, the full surrender charge is multiplied by the result of dividing the withdrawal amount by the net surrender before the withdrawal. In the case of a face amount decrease, the full surrender charge is multiplied by the result of dividing the decrease in base face amount by the base face amount before the decrease.
/4/ This charge varies based on the insured's individual characteristics. The surrender charges shown in this table may not be typical of the charges a particular policy owner will pay. Before you purchase the policy, we will provide you personalized illustrations of your future benefits under the policy based upon the age and risk class of the persons you wish to insure, the death benefit option, face amount, planned premiums and riders requested. You may also call us at 1-800-417-4769 to obtain a personalized illustration. Your policy's specifications pages will show the surrender charges for your policy.
/5/ This benefit is provided by rider that is automatically made a part of the policy.
/6/ Withdrawals and face amount decreases are subject to both the Partial
    Surrender Charge and the Withdrawal Fee; however, we do not currently charge the Withdrawal Fee and we will not charge a Withdrawal Fee on any withdrawal taken on and following the oldest insured's 121st birthday.

The table below describes the fees and expenses that you will pay periodically during the time that you own the policy, not including fund fees and expenses.

              Periodic Charges Other than Fund Operating Expenses

           Charge                    When Deducted                                  Amount Deducted
------------------------------------------------------------------------------------------------------------------------------
Cost of Insurance/1, 2, 3, 6/  On each monthly             Maximum of $83.33 to a minimum of $.0083 per $1,000 of amount at
                               calculation date*           risk

                                                           Representative charge for a male, age 35; female, age 35, $375,000 face amount both in preferred risk class:
                                                             $0.0250 per $1,000 of amount at risk
------------------------------------------------------------------------------------------------------------------------------
Coverage Charge/2, 4, 6/       On each monthly             Maximum of $68.42 to a minimum of $0.0661 per $1,000 of face
                               calculation date* for the   amount
                               first ten policy years
                                                           Representative charge for a male, age 35; female, age 35, $375,000 face amount, Death Benefit Option A, both in preferred risk class:
                                                             $0.1056 per $1,000 of face amount
------------------------------------------------------------------------------------------------------------------------------
Mortality and Expense Risk     On each monthly             Policy years 1-20
Charge/6/                      calculation date*           Maximum charge is 0.50% on an annual basis of investments in the
                                                           Separate Account investment options;

                                                           Policy years 21 +
                                                           Maximum charge is 0.30% on an annual basis of investments in the
                                                           Separate Account investment options.
------------------------------------------------------------------------------------------------------------------------------
Administrative Charge/6/       On each monthly             Maximum of $10.00
                               calculation date*
------------------------------------------------------------------------------------------------------------------------------
Tax Charges                    When we become liable for   Currently, there are no charges for taxes; however, we reserve the
                               taxes                       right to impose a charge should we become liable for taxes in the future.
------------------------------------------------------------------------------------------------------------------------------
Loan Interest Rate Charged/5/  Interest accrues daily and  Maximum annual net cost is 1%
                               is due on each policy
                               anniversary
------------------------------------------------------------------------------------------------------------------------------

/1/ Cost of insurance rates will vary according to the insureds' ages at issue, genders and risk classifications at issue, the policy year and the ratio of policy value to death benefit. Cost of insurance charges will generally increase as the insureds age. This table shows cost of insurance rates for standard risks. Additional charges, if any, may be assessed for risks associated with certain health conditions, occupations or avocations. These additional charges are included in the maximum cost of insurance shown above.
/2/ This charge varies based on the insureds' individual characteristics. The cost of insurance and coverage charges shown in this table may not be typical of the charges a particular policy owner will pay. Before you purchase the policy, we will provide you personalized illustrations of the future benefits under the policy based upon the age and risk class of the persons you wish to insure, as well as the death benefit option, face amount, planned premiums and riders requested. You may also call us at 1-800-417-4769 to obtain a personalized illustration. Your policy's specifications pages will show the cost of insurance and coverage charges for your policy.
/3/ The amount at risk at any given time is the difference between the total death benefit we would pay and the policy value.
/4/ The coverage charge varies based on the insureds' ages, genders and risk classifications at issue.
/5/ The maximum net cost to the policy is the difference between the rate we charge for the outstanding loan, which is guaranteed not to exceed 4%, and the rate we credit the loaned portion of the Guaranteed Interest Account, which is guaranteed to be at least 3%. This loan interest charge is assessed against outstanding loan amounts and accrued interest.
/6/ This charge does not apply beginning on the policy anniversary on which the oldest insured's attained age reaches 121.
* The monthly calculation date is the day each month on which we assess these charges. The monthly calculation date is the same date each month beginning with the policy date.

This table shows the charges you will pay periodically for certain riders you elect to add to your policy. Other riders are available with this policy for which no separate rider charge is assessed but that may increase monthly cost of insurance deductions. We describe riders later under "Other Available Policy Benefits."

                   Other Available Policy Benefits Expenses

             Charge                  When Deducted                                Amount Deducted
------------------------------------------------------------------------------------------------------------------------------
Alternate Surrender Value          On each monthly    Maximum of 5% to a minimum of 3% of one-twelfth of the target
Rider/1, 3/                        calculation date*  annual premium

                                                      Representative charge for a male, age 35; female age 35, $375,000 face amount, Death Benefit Option A, both in preferred risk class, with the 4-year benefit period:
                                                        $9.53
------------------------------------------------------------------------------------------------------------------------------
Disability Payment of              On each monthly    Maximum of $0.6363 to a minimum of $0.1899 per $100 of premium
Specified Premium Rider            calculation date*  waived
(Disability Benefit Rider)/1, 2/
                                                      Representative charge for a male, age 35, $375,000 face amount,
                                                      Death Benefit Option A, in preferred risk class:
                                                        $0.2358 per $100 of premium waived
------------------------------------------------------------------------------------------------------------------------------
Individual Level Term Rider/1, 4/  On each monthly    Maximum of $83.33 to a minimum of $0.554 per $1,000 of level term
(Cost of Insurance)                calculation date*  face amount/3/

                                                      Representative charge for a male, age 35, $200,000 face amount,
                                                      Death Benefit Option A, in preferred plus risk class:
                                                        $0.0803 per $1,000 of amount at risk/3/
------------------------------------------------------------------------------------------------------------------------------
Individual Level Term Rider/1/     On each monthly    Maximum of $26.32 to a minimum of $.5668 per $1,000 of level term
(Coverage Charge)                  calculation date*  face amount

                                                      Representative charge for a male, age 35, $200,000 face amount,
                                                      Death Benefit Option A, in preferred plus risk class:
                                                        $0.151 per $1,000 of face amount
------------------------------------------------------------------------------------------------------------------------------
Survivor Purchase Option           On each monthly    Maximum of $0.3125 to a minimum of $0.0033 per $1,000 of total
Rider/1, 4/                        calculation date*  face amount/5/

                                                      Representative charge for a male, age 35; female age 35, $375,000 face amount, Death Benefit Option A, both in preferred plus risk class:
                                                        $0.0108 per $1,000 of face total amount/5/
------------------------------------------------------------------------------------------------------------------------------

/1/ The charge for this rider varies based on the insureds' issue ages, genders and risk classification, as well as the face amount of the policy and additional coverage amounts provided by riders attached to the policy. The charges shown in this table may not be typical of the charges a particular policy owner will pay. Your policy's rider specifications pages will indicate the costs applicable to your policy. If you would like information on the charges for the Alternate Surrender Value Rider, Disability Payment of a Specified Amount Rider, Individual Level Term Rider or Survivor Purchase Option Rider that would apply to your particular situation, you may request a personalized illustration from your financial representative or by calling us at 1-800-417-4769.
/2/ The charge for this rider also varies based on the specified benefit amount. /3/ The charge for this rider also varies based on the benefit period you elect. /4/ The charge for this rider increases as the insureds age.
/5/ The total face amount is the face amount of the base policy and the amount of coverage provided by the Individual Level Term Rider.
* The monthly calculation date is the day each month on which we assess these charges. The monthly calculation date is the same date each month beginning with the policy date.

The table below shows the minimum and maximum fees and expenses as a percentage of daily net assets, for the year ended December 31, 2008, charged by the funds that you may pay indirectly during the time that you own the policy. Total Annual Fund Operating Expenses are deducted from a fund's assets and include management fees, distribution and/or 12b-1 fees, and other expenses but do not include any redemption fees that may be imposed by various funds. More detail concerning each of the fund's fees and expenses is contained in the prospectus for each fund.

                     Total Annual Fund Operating Expenses

                                                    Minimum Maximum
             Gross Annual Fund Operating Expenses    0.33%   1.98%
             Net Annual Fund Operating Expenses/1/   0.33%   1.78%

/1/ Phoenix Variable Advisors, Inc, advisor to the Phoenix Edge Series Fund, and other advisors and/or other service providers to the funds have contractually agreed to reduce the management fees or reimburse certain fees and expenses for certain funds. The Gross Annual Fund Operating Expenses shown in the first row of the table do not reflect the effect of any fee reductions or reimbursements. The Net Annual Fund Operating Expenses shown in the second row reflect the effect of fee reductions and waiver arrangements that are contractually in effect at least through April 30, 2009. There can be no assurance that any contractual arrangement will extend beyond its current terms and you should know that these arrangements may exclude certain extraordinary expenses. See each fund's prospectus for details about the annual operating expenses of that fund and any waiver or reimbursement arrangements that may be in effect.

Description of PHL Variable Insurance Company
--------------------------------------------------------------------------------

In this prospectus, the "Company," "we," "us," and "our" refers to PHL Variable Insurance Company or "PHL Variable." PHL Variable is a wholly owned subsidiary of Phoenix Life Insurance Company ("Phoenix") through its holding company, PM Holdings, Inc. Phoenix is a life insurance company, which is wholly owned by The Phoenix Companies, Inc. ("PNX"), which is a manufacturer of insurance, annuity and asset management products. PHL Variable sells variable life insurance and annuity product to individual and institutional customers. PHL Variable is organized as a Connecticut stock company. Our executive and administrative office is at One American Row, Hartford, CT 06102-5056.

Obligations under the contracts are obligations of PHL Variable. You may make contributions to the Guaranteed Interest Account or "GIA" which is supported by the assets in PHL Variable's general account. Such contributions are not invested in the Separate Account. The GIA is part of the general account of PHL Variable (the "General Account"). The General Account supports all insurance and annuity obligations of PHL Variable and is made up of all of its general assets other than those allocated to any separate account such as the Separate Account. For more complete information, see the "Guaranteed Interest Account" section below.

Policy Guarantees
Any guarantee under the policy, such as interest credited to the GIA or any guarantees provided by a rider to your variable life policy are paid from our general account. Therefore, any amounts that we may pay under the policy as part of a guarantee are subject to our long-term ability to make such payments. The assets of the Separate Account are available to cover the liabilities of our General Account to the extent that the Separate Account assets exceed the Separate Account liabilities arising under the policies supported by it.

Under Connecticut law, insurance companies are required to hold a specified amount of reserves in order to meet the policy obligations of their general account to policy owners. State insurance regulators also require insurance companies to maintain a minimum amount of capital, which acts as a cushion in the event that the insurer suffers a financial impairment, based on the inherent risks in the insurer's operations. These risks include those associated with losses that an insurer could incur as the result of its own investment of its general account assets, which could include bonds, mortgages, general real estate investments, and stocks. Useful information about Phoenix's financial strength, including information on our general account portfolio of investments, may be found on our website located under "About Us"/"Financial Strength" along with information on ratings assigned to us by one or more independent rating organizations. Additionally, the consolidated financial statements and financial schedules from PNX and subsidiaries' Annual Report on Form 10-K for the year ended December 31, 2008, may also be found on our website, www.phoenixwm.com, or a copy of any of the above referenced documents may be obtained for free by calling VULA.

Description of PHLVIC Variable Universal Life Account
--------------------------------------------------------------------------------

PHL Variable established the PHLVIC Variable Universal Life Account ("Separate Account") as a separate account under Connecticut insurance law on September 10, 1998. The Separate Account is registered with the Securities and Exchange Commission (the "SEC") as a unit investment trust under the Investment Company Act of 1940. The SEC does not supervise the management, investment practices or policies of the Separate Account or of the Company.

The Separate Account purchases shares in mutual funds called "underlying funds." The Separate Account is divided into sections called "investment options." There is a corresponding investment option for each underlying fund in which the Separate Account invests. You do not invest directly in the underlying funds. Instead, the policy value you allocate to the Separate Account purchases "units" of the Separate Account. The units are allocated to the investment options of your choice. Each time you buy units of the Separate Account, the Separate Account purchases shares of the corresponding underlying fund. The value of your units will vary. Please refer to "Policy Values" for more details on unit values and to "the Underlying Funds" for more information about the funds.

PHL Variable does not guarantee the investment performance of the Separate Account or any of its investment options. The policy value allocated to the Separate Account depends on the investment performance of the underlying funds. As policy owner, you bear the full investment risk for all monies invested in the Separate Account.

The Separate Account has several investment options with varying degrees of investment risk. You may make contributions to the Separate account but you assume all of the investment risk for the policy value that you contribute and allocate to the Separate Account. Under Connecticut law these Separate Account assets are segregated from our general account and all income, gains or losses, whether or not realized, must be credited to or charged against the amounts placed in the Separate Account without regard to the other income, gains and losses from any other business or activity of the insurer. The assets of the Separate Account may not be used to pay liabilities arising out of any other business that an insurer conducts and as such are insulated from the creditors of the insurer. We reserve the right to add, remove, modify, or substitute underlying funds in which the Separate Account invests.

Your registered representative should provide you with a copy of this prospectus at the time you apply for a policy. You may obtain a copy of the underlying fund prospectuses by calling the VULA. Additionally, we will provide a copy of these prospectuses when you have purchased the policy. We will mail you updated prospectuses for your policy and the underlying funds annually.

Performance History
We may choose to include performance history of the investment options or the underlying funds in advertisements, sales literature or reports. Performance information about each investment option is based on past performance only and is not an indication of future performance. Historical returns are usually calculated for one year, five years and ten years. If the investment option has not been in existence for at least one year, returns are calculated from inception of the investment option.

Voting Rights
--------------------------------------------------------------------------------

We legally own all fund shares held by the investment options; however, we vote those shares at shareholder meetings according to voting instructions we receive from policy owners with an interest in the investment options. We may decide to vote the shares in our own right should the law change to permit us to do so.

While your policy is in effect, you may provide us with voting instructions for each investment option in which you have an interest. We determine the number of votes you may cast by applying your percentage interest in an investment option to the total number of votes attributable to the investment option. When determining the number of votes, fractional shares will be recognized.

We will send you or, if permitted by law, make available electronically, proxy material, reports and other materials relevant to the investment options in which you have a voting interest. In order to vote you must complete the proxy form and return it with your voting instructions. You may also be able to vote your interest by telephone or over the Internet if such instructions are included in the proxy material. We will vote all of the shares we own on your behalf, in accordance with your instructions. We will vote the shares for which we do not receive instructions, and any other shares we own, in the same proportion as the shares for which we do receive instructions. This process may result in a small number of policy owners controlling the vote.

We may ask you to provide voting instructions for such items as:

1)the election or removal of the fund's Trustees;

2)the ratification of the independent accountants for the fund;

3)approval or amendment of investment advisory agreements;

4)a change in fundamental policies or restrictions of the fund; and

5)any other matters requiring a shareholder vote.

The Underlying Funds
--------------------------------------------------------------------------------

Each underlying fund available through the policy is a portfolio of an open-end management investment company that is registered with the SEC under the Investment Company Act of 1940. These underlying funds are not publicly traded and are offered only through variable annuity and variable life insurance products, or directly to tax qualified plans. They are not the same retail mutual funds as those offered outside of a variable annuity or variable life insurance product, or directly to tax qualified plans, although the investment practices and fund names may be similar, and the portfolio managers may be identical. Accordingly, the performance of the retail mutual fund is likely to be different from that of the underlying fund, and you should not compare the two.

The underlying funds offered through this product are selected by the Company based on several criteria, including asset class coverage, the strength of the manager's reputation and tenure, brand recognition, performance, and the capability and qualification of each sponsoring investment firm. Another factor the Company considers during the initial selection process is whether the underlying fund or an affiliate of the underlying fund will compensate the Company for providing administrative, marketing, and support services that would otherwise be provided by the underlying fund, the underlying fund's investment advisor, or its distributor. Finally, when the Company develops a variable annuity or life product in cooperation with a fund family or distributor (e.g. a "private label" product), the company will generally include underlying funds based on recommendations made by the fund family or distributor, whose selection criteria may differ from the Company's selection criteria.

Each underlying fund is reviewed periodically after having been selected. Upon review, the Company may remove an underlying fund or restrict allocation of additional premium payments to an underlying fund if the Company determines the underlying fund no longer meets one or more of the criteria and/or if the underlying fund has not attracted significant policy owner assets.

In addition, if any of the underlying funds become available for allocating premium payments, or if we believe that further investment in an underlying fund is inappropriate for the purposes of the policy, we may substitute shares of another underlying fund for those held by the affected investment option. However, we will not make any substitutions without notifying you and obtaining any state and SEC approval, if necessary. From time to time we may make new investment options available.

Each underlying fund and the associated investment option of the Separate Account is subject to market fluctuations and has varying degrees of risk and there can be no assurance that any investment option or underlying fund will achieve its stated investment objective.

You will find detailed information about the underlying funds and their inherent risks in their current prospectuses. Copies of the fund prospectuses may be obtained by contacting us at the address or telephone number provided on the first page of this prospectus. You should read these prospectuses carefully.

For additional information concerning the available investment options, please see Appendix A.

Administrative, Marketing and Support Service Fees
The Company and the principal underwriter for the policies have entered into agreements with the investment adviser, subadviser, distributor, and/or affiliated companies of most of the underlying funds. We have also entered into agreements with the Phoenix Edge Series Fund and its advisor, Phoenix Variable Advisors, Inc., with whom we are affiliated. These agreements compensate the Company and the principal underwriter for the policies for providing certain administrative, marketing, or other support services to the underlying funds. Proceeds of these payments may be used for any corporate purpose, including payment of expenses that the Company and the principal underwriter for the policies incur in promoting, issuing, distributing and administering the policies. As stated previously, such payments are a factor in choosing which funds to offer in the Company's variable products. These payments may be significant and the Company and its affiliates may profit from them.

The payments are generally based on a percentage of the average assets of each underlying fund allocated to the investment options under the policy or other policies offered by the Company. The Phoenix Edge Series Fund pays a flat fee to Phoenix Life Insurance Company. The amount of the fee that an underlying fund and its affiliates pay the Company and/or the Company's affiliates is negotiated and varies with each underlying fund. Aggregate fees relating to the different underlying funds may be as much as 0.40% of the average net assets of an underlying fund attributable to the relevant policies. The flat fee rates may be as much as $1.6 million. A portion of these payments may come from revenue derived from the Distribution and/or Service Fees (12b-1 fees) that are paid by an underlying fund out of its assets as part of its Total Annual Operating Expenses and is not paid directly from the assets of your variable insurance policy.

These payments reflect in part the administrative service expense savings derived by the funds by having a sole shareholder rather than multiple shareholders in connection with the Separate Account's investments in the funds.

These administrative services may include but are not limited to soliciting applications for Variable Contracts issued by the Company, providing information about the funds from time to time, answering questions concerning the funds, including questions respecting Variable Contract owners' interests in one or more of the funds, distributing, printing, and mailing of: the underlying funds' prospectus and any applicable supplement; annual and semi-annual reports; proxy materials (including tabulating and transmitting proxies executed by or on behalf of Variable Contract owner's); electronic and teleservicing support in connection with the funds; maintenance of investor records reflecting shares purchased, redeemed, transferred and share balances, and conveyance of that information to the fund.

The Guaranteed Interest Accounts
--------------------------------------------------------------------------------

In addition to the Separate Account, you may allocate premiums or transfer values to the Guaranteed Interest Account or Long-term Guaranteed Interest Account (collectively, the Guaranteed Interest Accounts). Amounts you allocate to the Guaranteed Interest Accounts are deposited in our general account. You do not share in the investment experience of our general account. Rather, we guarantee a minimum rate of return on the allocated amounts. Although we are not obligated to credit interest at a higher rate than the minimum, we may credit any excess interest as determined by us based on expected investment yield information. This minimum rate of return will at least be the minimum nonforfeiture rate required by law, currently 3%.

In general, you may make only one transfer per policy year from the Guaranteed Interest Accounts. The Long-term Guaranteed Interest Account has more restrictive transfer limitations on transfers out of the general account than the Guaranteed Interest Account so that longer term investments can be made. Additionally, we may impose limitations on the amounts of premium or policy value that can be allocated to or transferred into or out of the Guaranteed Interest Accounts. These limitations are described below.

Because of exemptive and exclusionary provisions, we have not registered interests in our general account under the Securities Act of 1933. Also, we have not registered our general account as an investment company under the Investment Company Act of 1940, as amended. Therefore, neither the general account nor any of its interests are subject to these Acts, and the SEC has not reviewed the general account disclosures. These disclosures may, however, be subject to certain provisions of the federal securities law regarding accuracy and completeness of statements made in this prospectus.

The features specific to each type of Guaranteed Interest Account are summarized below.

Guaranteed Interest Account
We reserve the right to limit transfers to the Guaranteed Interest Account to no more than $250,000 during any one-week period per policy and to limit transfers and premium payments to the Guaranteed Interest Account to $1,000,000 over a 12-month period. However, at any time within the first eighteen months from the policy date, you may elect to transfer all assets held in the investment options to the non-loaned portion of the Guaranteed Interest Account without any transfer charge or being subject to the restrictions described in this section.

Except as provided below, the amount that can be transferred out of the Guaranteed Interest Account is limited to the greater of $1,000 or 25% of the policy value in the non-loaned portion of the Guaranteed Interest Account as of the date of the transfer. You may transfer the total non-loaned policy value out of the Guaranteed Interest Account to one or more of the investment options over a consecutive 4-year period according to the following schedule:

                   .First Year:     25% of the total value
                   .Second Year:    33% of remaining value
                   .Third Year:     50% of remaining value
                   .FourthYear:     100% of remaining value

These restrictions are waived for payments made under the Systematic Income Program (see the "Systematic Income Program" section of this prospectus for details about this program). Also, under the Dollar Cost Averaging Program, you may transfer premium allocated to the Guaranteed Interest Account to your selected options within the program by a series of transfers in approximately equal amounts over a period of at least six months.

Long-term Guaranteed Interest Account
The amount that can be transferred out of the Long-term Guaranteed Interest Account each policy year is limited to the greatest of (a) $1,000, (b) 10% of the policy value in the Long-term Guaranteed Interest Account as of the date of the transfer, or (c) the amount of policy value transferred out of the Long-term Guaranteed Interest Account in the prior policy year. As a result, you may not be able to completely transfer your policy value from the Long-term Guaranteed Interest Account for a period of years. This transfer limitation does not apply if you have the Systematic Income Program in effect for your policy (see the "Systematic Income Program" section of this prospectus for details about this program).

Transfers from the Long-term Guaranteed Interest Account are not permitted under the Dollar Cost Averaging Program and the Long-term Guaranteed Interest Account may not be used with the Asset Rebalancing Program.

We reserve the right to limit transfers to the Long-term Guaranteed Interest Account to no more than $250,000 during any one-week period per policy and to limit transfers and premium payments to $1,000,000 over a 12-month period.

The Policy
--------------------------------------------------------------------------------

This prospectus describes a flexible premium variable universal life policy insuring the lives of two to five people. The policy provides for one death benefit which is payable upon the death of the first insured to die, the first death. The policy also has net surrender value, a loan privilege, and other features also available in a traditional fixed benefit whole life policy. However, the policy allows you to allocate your net premium to one or more investment options of the Separate Account or the Guaranteed Interest Accounts. Each investment option of the Separate Account, in turn, invests its assets exclusively in an underlying fund. Accordingly, the policy value varies according to the investment performance of the funds to which net premiums have been allocated.

Except for increases in face amount resulting from a change from Death Benefit Option A to Death Benefit Option B, while the policy does not allow for increases to the face amount of coverage after issue, generally, you may decrease the death benefit coverage beginning in the second policy year. You may decrease the face amount and may decrease any additional coverage provided for the insureds under the optional Individual Level Term Rider. The policy can provide a No Lapse Guarantee benefit through a rider attached to the policy if all insureds are age 85 or younger at the time the policy is issued and you elect Death Benefit Option A at issue and meet the rider's terms. This benefit guarantees that the policy will not lapse as a result of inadequate cash value if your policy meets certain criteria. The policy may also provide a persistency bonus following the twenty first policy anniversary (not available for policies issued in the state of Texas). No bonus amount is guaranteed; however, any bonus payable would be determined by multiplying the bonus percentage, if any, by the non-loaned policy value. These and other policy features are described later in this prospectus.

You may contact us about the policy through our VPMO or VULA as listed on the first page of this prospectus. We will process your premiums and policy requests when we receive them in good order. "Good order" means that we have received all necessary documents and properly completed forms at the designated office.

The policy and attached copy of the application are the entire contract. Only statements in the application can be used to void the policy. The statements are considered representations and not warranties. Only an executive officer of PHL Variable can agree to change or waive any provisions of the policy.

Suicide
We will stop and void the policy if the insured person commits suicide within certain time periods specified by state law, generally two years from the date the policy is issued or reinstated, or a policy change requiring evidence of insurability is made. We will then return the policy value reduced by any outstanding debt and refund any monthly deductions and other fees and charges.

Incontestability
We may not contest this policy or any attached rider after it has been in force for two years during which the insured persons are alive. However, if the policy is reinstated or if there is any increase in face amount then the death benefit payable under the reinstated policy or the face amount increase may be limited if any insured commits suicide within certain time periods specified by state law, generally two years from the date that the policy was reinstated or a face amount increase was made.

Additionally, we may contest a policy for certain misstatements made in any application for reinstatement or for any face amount increase within the two year period following the reinstatement or face amount increase. If we contest the policy on this basis, we will only pay the sum of all monthly deductions taken under the policy for the contested face amount and any premium we required for the contested face amount, whichever is greater.

Also, if any insured's age or gender was misstated in the application for reinstatement or face amount increase, we will adjust the amount of any death benefit as described in the policy. Upon adjustment, the death benefit will be the amount provided by the most recent monthly insurance charges using correct age and gender for the particular insured.

Change of Owner or Beneficiary
The beneficiary you name in the policy application, or subsequently change, will receive the policy benefits upon death of the insured person. If your named beneficiary dies before then, the named contingent beneficiary, if any, will become the beneficiary. If there is no surviving or named beneficiary, we will pay the death benefit to you or to your estate.

You may change the policy owner and the beneficiary as long as the policy remains in force. Changes must be made by written request, in a form satisfactory to us. A beneficiary change will take effect as of the date you sign the written notice, regardless of whether the insured person is living when we receive the notice. However, we will not be liable for any payment made or action taken before we receive your written notice.

Misstatements in the Application
If you incorrectly state the age or gender of the insured person, we will adjust the face amount to reflect the correct cost of insurance rate. The adjusted death benefit will equal the coverage our most recent cost of insurance deduction would provide based on the insured persons' correct personal information.

Surplus
This nonparticipating policy does not pay dividends. You will not share in PHL Variable's surplus earnings.

Premium Limitations
You may increase or decrease the planned premium amount (within limits) or payment frequency at any time by writing to VPMO at the address located on the first page of this prospectus. We reserve the right to limit increases to such maximums as may be established from time to time. During a grace period, the minimum payment we will accept is the amount needed to prevent policy lapse.

Contract Rights: Owner, Insured, Beneficiary, Assignment

Owner
The owner is the person or entity named in the application for the policy or, if the ownership of the policy has changed, the person or entity we have listed as the owner in our records. The owner will generally make the choices that determine how the policy operates while it is in force. If more than one person is named as the owner of the policy, we will act only on requests made by all owners, unless we and the owners agree otherwise. If the owner who is not also insured under the policy dies before an insured, ownership of the policy will pass to the surviving joint owner(s), if any, unless designation of a different successor owner has properly filed with us.

When we use the terms "you" or "your" in this prospectus, we are referring to the owner or, if the policy was issued as a group contract, we are referring to the certificate holder. If, during the existence of the policy, a third party offers you consideration to transfer ownership of your policy or any interest in your policy, including by means of a collateral or absolute assignment to such third party, we, or one of our affiliates, may have the right to offer compensation for your policy before we process the transfer in ownership. We will require information that is necessary for us to determine the amount of such consideration we will offer for your policy. We may require evidence of the amount and validity of the offer. If we offer you consideration for your policy, and you accept, we will process your acceptance upon receipt in good order at our VPMO.

Insured
The insureds are the persons on whose lives the policy is issued. You name the insureds in the application for the policy. A policy may be issued to insureds ages 18 through 85 for most underwriting classes. We will require that you provide evidence that each person to be insured is, in fact, insurable.

Beneficiary
The beneficiary is the person you name in the application to receive any death benefit. You may name different classes of beneficiaries, such as primary and contingent. These classes will set the order of payment.

Unless an irrevocable beneficiary has been named, you can change the beneficiary at any time before the insured dies by sending a written request to VPMO. Generally, the change will take effect as of the date your request is signed.

If no beneficiary is living at the time of the first death and you were not an insured, we will pay you the death benefit. If you were an insured under the policy, we will pay the death benefit to your estate.

Assignment
You may assign the policy. We will not be bound by such assignment until we receive a written copy of the assignment at VPMO, nor will we be liable for any payment we make before then. We assume no responsibility for determining whether an assignment is valid.

Purchasing a Policy and Your Right to Cancel
You may purchase a policy on the life of any person as long as you are at least 18 years old, and have an insurable interest as defined by applicable state law in the life of the person to be insured. You must also have the consent of the person to be insured and may, depending on state or federal law, need to provide specified information to the proposed insured prior to issuance of the policy. We may decline to issue you a policy if the insured does not meet our underwriting standards.

How to Purchase a Policy
To purchase a policy, you must complete an application with your registered representative. The persons to be insured may be required to undergo medical examination. We base our insurance risk rates on the each insured's gender, age and risk classification at issue. We may require certain medical information in order to determine the risk class of the person to be insured. We are not permitted to consider gender as a factor in some states and under certain qualified plans. We may decline to issue a policy if the insured does not meet our underwriting standards.

The minimum initial premium is due no later than the policy date. The policy date is the date shown on the specifications pages and is the date from which policy years and policy anniversaries are measured. Each 12-month period following the policy date is a policy year and each anniversary of the policy date is a policy anniversary. If you submit the initial premium before the policy date, we will consider the payment not in good order and will deposit it to a non-interest bearing account. If we decline coverage, we will refund your initial premium payment. If we approve you for coverage, we will apply the initial premium payment, less the premium expense charge to the policy, as described under "Processing Premium Payments" below and in accordance with the Right to Return provision in the policy.

We will determine the minimum initial premium based on the selected face amount for the policy, including amounts provided by rider, the death benefit selected at issue and the insureds' rating characteristics and the minimum initial premium will be at least $1,000. The minimum initial premium will be shown on the policy's specifications page.

The insureds must be alive when the initial premium is paid. You must deliver the initial premium to your registered representative, who will forward it to our underwriting department. If, for any reason, your initial net premium payment is insufficient, we will not consider the premium payment to be in good order until we receive the balance due. If we receive your initial premium after the policy date, and monthly charges are due for the policy, we will deduct the premium expense charge, apply the payment to the policy, and immediately deduct the amount of any monthly charges due.

Your Right to Cancel
State law provides a policy owner with a right to return and cancel the policy for a limited period, generally 10 days, following receipt of the policy. Should you elect to return your policy under your right to cancel, we will treat your policy as if we had never issued it.

The amount of premium refund you will receive depends on the law of the policy's issue state. Depending on the law of the issue state, the refund will equal either:

  . the policy's value on the date of cancellation; or . the greater of (a) premium paid less certain amounts deducted from the policy or (b) policy value less any applicable surrender charges.

For states that require the refund of policy value, we will return the sum of the following as of the date we receive the returned policy:

  .  the current policy value less any debt; plus
  .  any monthly deductions and other charges made under the policy.

For policies issued in states that require the full premium, less any amount surrendered or withdrawn to be refunded upon cancellation during the right to cancel period ("return of premium states"), and policies issued in certain states pursuant to applications which indicate that the policy is intended to replace existing insurance, if the policy has been issued with the Temporary Money Market Amendment, we temporarily allocate the entire issue premium paid less applicable charges (along with any other premiums paid during your right to cancel period) to the money market investment option of the Separate Account. At the expiration of the right to cancel period, the policy value of the money market investment option is allocated among the investment options of the Separate Account and to the Guaranteed Interest Accounts in accordance with your premium allocation instructions in effect.

Premium Payments and Allocation of Premium
--------------------------------------------------------------------------------

Premium Flexibility
Other than payment of the minimum initial premium, there is no minimum premium required for this policy; however, you must maintain policy value sufficient to pay the charges due on each monthly calculation date in order to keep the policy in force. Payment of premiums will not guarantee that the policy will remain in force. Conversely, failure to pay premiums will not necessarily cause the policy to lapse. If you select Death Benefit Option A and all insureds are age 85 and younger on the policy date, the policy will be issued with a No Lapse Guarantee benefit. This benefit will prevent the policy from lapsing for insufficient policy value if certain criteria are met. This benefit is described in the "No Lapse Guarantee" benefit section of this prospectus.

Subject to the maximum limitations on premiums described below, you may pay additional premium to the policy at any time before the policy anniversary following the oldest insured's 121st birthday. The minimum premium payment we will accept is $25.00, except when a policy is in its grace period. In that case, the minimum premium we will accept is the amount necessary to prevent the policy from terminating. To pay premiums by check or money order, the amount must be drawn against a U.S. bank and be made in U.S. dollars. We will not accept any starter or third party check unless it meets our administrative requirements. Amounts you pay us by check may not be available for surrender, withdrawal or loan until the check clears the banking system.

Ways to Pay Premium
You may make subsequent premium payments by establishing a planned premium schedule for your policy, participating in our automated payment service, or making unplanned premium payments.

You may establish a planned premium schedule for your policy at the time of application or after issue. At the time of application, you may select (within limits) the planned premium amount for your policy and the frequency with which we will send you premium notices. We currently provide billing at annual, semi-annual, and quarterly intervals. You should note that we do not provide bills for fractional periods. As a result, you may wish to consult your registered representative or the VULA at the phone number listed on the front page of this prospectus to consider the effect of a change to the planned premium arrangement for your policy.

You may elect to pay subsequent premiums via our automated payment service. Under this service, we automatically deduct premium payments each month from a bank account you designate. We will not send a bill for these automatic payments. Withdrawals from your bank account will be made on the 15th of each month. You may request to begin the pre-authorized check service at any time, unless your policy has entered its grace period.

You can discontinue the automated payment service by contacting our VPMO. We must receive notification of account changes at our VPMO at least 30 days before the next draft date. Upon termination of this service, we will establish your policy on regular billing at the most frequent modal premium available under your policy.

We may automatically switch you to quarterly billing if we are unable to obtain the premium payment from your bank account. We may discontinue this service upon 30 days written notice to you.

You may also make unplanned premium payments by contacting the VULA for the appropriate check processing address.

Processing Premium Payments
When we receive your premium payment in good order, we reduce the payment amount by the premium expense charge shown in the fee table. Generally, the resulting amount, also known as the net premium, is then applied to your policy according to your premium allocation instructions as of the valuation date on which we received the premium in good order.

A "valuation date" is any day on which the net asset value of the units of each investment option of the Separate Account are determined. Generally, this will be any date on which the New York Stock Exchange (NYSE), or its successor, is open for regular trading and we are open for business. Our valuation date ends when the NYSE closes. This is usually at 4:00 p.m. Eastern Time. Valuation dates do not include days when the NYSE is closed, which generally includes weekends and major U.S. holidays. If we receive your premium payment in good order after the close of a valuation day or on a non-valuation day, we will apply it according to the rules below on the next valuation day.

As noted above, for policies issued in return of premium states, initial net premium is allocated to the money market investment option of the Separate Account. You may change your premium allocation instructions at any time by submitting a new premium allocation form to the VPMO, or by contacting us at the phone number shown on the first page of this prospectus. Except for premiums that may cause a policy to become a modified endowment contract (MEC), premiums submitted after the effective date of a premium allocation change will be allocated in accordance with your premium allocation instructions we then have on file.

Usually premium payments received during a grace period, after deduction of the premium expense charge, will first be used to cover any monthly deductions due during the grace period. Any remaining balance will be applied to the investment options of the Separate Account and to the Guaranteed Interest Accounts in accordance with your then current premium allocation instructions. If your policy entered the grace period as a result of loan interest capitalization, we will apply at least a portion of the payment as a loan repayment.

We may delay the application of a subsequent premium payment if applying it would cause the policy to become a MEC. Generally, we will apply the portion of the subsequent premium payment that will not cause the policy to become a MEC and we will refund the balance to you. However, if we receive a subsequent premium payment that will cause the policy to become a MEC within 20 days prior to the policy anniversary date, we will hold the portion of the subsequent premium payment that would cause MEC status. We will apply the remaining portion on the policy anniversary date when it can be applied without creating a MEC. If it is your intention to create a MEC or if you would like the portion of the premium payment that will create a MEC returned to you, you must notify us in writing within thirty days of the policy anniversary date. If you intend to create a MEC, you will be required to sign a form acknowledging that you understand the tax consequences of MEC status.

For policies in which a material change impacting the 7-pay limit or 7-pay period occurred, if the material change caused the start of the 7-pay year to no longer coincide with the policy anniversary, the procedure described above for holding payments may not apply. Generally speaking, the 7-pay limit and 7-pay period are measures of the amount of premium that can be paid into a life insurance contract without causing the contract to become a MEC under federal tax law. For additional information about the 7-pay test, see the "Modified Endowments Contracts" section of this prospectus.

Premium Limitations
We establish maximum premiums and may change them at any time. Additionally, the Internal Revenue Code (IRC) has limits on the amount of premium that can be paid into a life insurance contract and still meet the definition of life insurance for tax purposes. This policy will be issued to meet the Guideline Premium Test, one of the two tests used to determine if a policy meets IRC rules. More discussion of these tax law requirements is provided under the "Tax Considerations" section of this prospectus.

We reserve the right to refuse any premium payments that would cause the policy to fail the Guideline Premium Test unless such amount is necessary to keep the policy in force. If the total premium limit is exceeded, the policy owner will receive the excess, with interest at an annual rate of not less than 4%, not later than 60 days after the end of the policy year in which the limit was exceeded. The policy value will then be adjusted to reflect the refund. If the policy's death benefit requires adjustment as a result of this premium refund, we will make this adjustment effective the date the premium is removed from the policy. We will refund the premium from the Separate Account investment options and the Guaranteed Interest Accounts on a pro rata basis according to your then current allocation instructions unless you request otherwise in writing.

At all times, we may adjust the death benefit or refund excess premiums in order to ensure that the policy meets the requirements of the IRC.

Policy Values
--------------------------------------------------------------------------------

How the Value of Your Policy is Calculated
Your policy value is the sum of the policy's values in the investment options of the Separate Account, and the values in the Guaranteed Interest Accounts.

We will calculate your policy value on each valuation date. If we receive your premium payment or transaction request in good order prior to the close of the valuation date, we will process that premium or transaction using the unit values determined following the close of the NYSE for that day. If we receive your premium or transaction request after the close of the valuation date, we will process that premium or transaction using the unit values calculated for the next valuation date. If a scheduled transaction falls on a non-valuation date, we will process it as of the next valuation date.

Separate Account Policy Value
On each valuation date, the Separate Account policy value is the total of your policy values in each investment option of the Separate Account. When you make a premium payment, and have amounts allocated to the investment options of the Separate Account, we credit your policy with accumulation units. Your net premium purchases units of each Separate Account investment option to which you have allocated premium. We determine the number of accumulation units to credit to each Separate Account investment option by dividing the amount of the net premium payment by the unit value of that Separate Account investment option. The value of a unit of the Separate Account investment options varies from valuation date to valuation date. Changes in the accumulation unit value reflect the investment performance of the underlying fund and the fund's fees and expenses. On each monthly calculation date, we deduct the mortality and expense risk charge from the Separate Account policy value.

Policy transactions that involve amounts allocated to the Separate Account investment options, including loans, withdrawals, and transfers are effected by purchasing and selling the units of the investment options.

Guaranteed Interest Accounts Policy Value
If you allocate premium or transfer money to the Guaranteed Interest Accounts, your policy value includes the value of those amounts. The amount you allocate or transfer to the Guaranteed Interest Accounts will earn interest at the rates we declare from time to time. We guarantee that the rates will not be less than 3.00% on an annual basis. You may determine the current crediting rates for the Guaranteed Interest Accounts by contacting the VULA at the number shown on the first page of this prospectus. Your policy value in the Guaranteed Interest Accounts is not subject to the mortality and expense risk charge. Otherwise, all policy charges apply to this portion of the policy value.

Policy Face Amount and Death Benefit
--------------------------------------------------------------------------------

The policy provides for a base face amount, which is the amount of coverage you select in your policy application subject to our minimum and maximum face amounts for this policy. The face amount will be the same for each insured. Additionally, at the time you apply for the policy, you may also apply for additional face amount coverage for any or all insureds by applying for an Individual Level Term Rider for each insured for which you want additional coverage. The total face amount for each insured is the sum of the base face amount and any coverage provided by an Individual Level Term Rider for that insured.

The minimum initial total face amount required to purchase this policy is $100,000. After the first policy year, you may request an increase or decrease in the face amount of your policy. These requested increases and decreases are subject to certain requirements and limitations. See "Changing the Death
Benefit Option" and "Requests for Decrease in Face Amount" for more information.

Death Benefit Options and Minimum Death Benefit
The policy provides a choice of three death benefit options. You initially elect the death benefit option for the policy at the time of application.

1.Death Benefit Option A will pay the policy's total face amount, or, if greater, the minimum death benefit on the date of the first death.

2.Death Benefit Option B will pay the policy's total face amount plus the policy value or, if greater, the minimum death benefit on the date of the first death. Death Benefit Option B is a variable death benefit. Because this death benefit option includes policy value, it will vary from day to day due to the performance of the investment options in which you have policy value.

3.Death Benefit Option C will pay the policy's total face amount plus the Death
  Benefit Option C Increase Amount on the date of first death or, if greater, the minimum death benefit on that date. The Death Benefit Option C Increase Amount is equal to total premiums paid to the policy less total withdrawals. This option is only available at policy issue.

If Death Benefit Option B or C is in effect on the policy anniversary next following the oldest insured's 121st birthday, we will change the Death Benefit Option to option A and the amount payable under this option will be the greater of the policy's total face amount or the policy value on the date of the first death.

We will determine the minimum death benefit by increasing the policy value on the date of the first death using the applicable percentage as shown by a table in your policy. The applicable percentage will be based on the oldest insured's attained age at the beginning of the policy year in which the first death occurs.

Changing the Death Benefit Option
Except as described below, beginning in the second policy year, you may change the Death Benefit Option once per policy year prior to the policy anniversary next following the oldest insured's 121st birthday. We will not require evidence of insurability for a change in Death Benefit Option. A change in Death Benefit Option will become effective on the monthly calculation date on or next following the date we approve your written request for the change.

  . Changing from Death Benefit Option A to Death Benefit Option B, decreases the base face amount of the policy by the policy value as of the effective date of the option change.

  . Changing from Death Benefit Option B to Death Benefit Option A increases the base face amount of the policy by the amount of policy value as of the effective date of the option change.

  . Changing from Death Benefit Option C to Death Benefit Option A increases the base face amount of the policy by the Death Benefit Option C Increase Amount.

Additional cost of insurance charges apply to the increased face amount.

Changing death benefit options will not change the surrender charges for the policy.

Once the policy is issued, the following changes in Death Benefit Options are not permitted;

  .  Changing from Death Benefit Option A to Death Benefit Option C.

  .  Changing from Death Benefit Option B to Death Benefit Option C.

  .  Changing from Death Benefit Option C to Death Benefit Option B.

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

Decreasing the Policy Face Amount

Requests for Decrease in Face Amount
You may request a decrease in face amount at any time beginning in the second policy year. Unless we agree otherwise, the decrease must be at least $25,000 and the base face amount remaining after the decrease must be at least $100,000. Unless you request that we first decrease the coverage under any Individual Level Term Rider that is a part your policy, we will decrease the base face amount of the policy upon your proper request for a decrease.

All face amount decrease requests must be submitted on our form to the VPMO. Face amount decreases will be effective on the first monthly calculation date following the date we approve the request. A partial surrender charge will be deducted from the policy value based on the amount of the decrease. The partial surrender charge will be a portion of the surrender charge that would apply to a full surrender at the time of the decrease. This portion is determined by multiplying the full surrender charge less any partial surrender charge previously assessed on the policy by the result of (a) divided by (b) where
(a) is the amount of the base face amount decrease and (b) is the base face amount before the decrease.

Generally, there will be a pro-rata reduction of the cost of insurance as a result of a face amount decrease.

Effect of Loans, Withdrawals and Requested Decreases in Face Amount on Death Benefit
Loans can reduce the policy's death benefit. We deduct the amount of any outstanding loans plus any accrued loan interest from your policy value before we calculate the death benefit. As described in "Withdrawals" below, a withdrawal will decrease the death benefit regardless of the death benefit option in effect. A requested decrease in face amount will reduce the death benefit on the next monthly calculation date by the requested amount of the decrease.

A decrease in the death benefit may have tax consequences.

Payment of Death Benefit
Upon our receipt of due proof of the first death while the policy was in force, we will make the death benefit payment based on the death benefit option then in effect and any applicable riders. However, if the first death occurs on or after the date we receive your written request at our administrative office to surrender the policy, no death benefit will be payable. We will process death benefits at values next computed after we receive the due proof of death, provided this documentation is in good order. Payment of death proceeds usually will be made in one lump sum within seven days, unless another mode of payment has been agreed upon by you and us.

You should know that we offer the Phoenix Concierge Account ("PCA") as the default method of payment for all death claims greater than or equal to $5,000 when the beneficiary is an individual, trust or estate. The PCA is generally not offered to corporations or similar entities. The PCA is an interest-bearing checking account that is made available to beneficiaries in lieu of a single check. The rate of interest for the PCA is not the same as the minimum rate of interest that applies to the Guaranteed Interest Accounts. You may contact the VULA for current rate information. A beneficiary may opt out of the PCA and may elect one of the payment options described below, or another option we are then offering for this policy before payment of the death proceeds. The PCA is not insured by the FDIC, NSUSIF, or any other state or federal agency which insures deposits. The guarantee of principal is based on the claims-paying ability of the company.

We will pay interest on death proceeds paid in a lump sum at an interest rate as required by applicable state law. If the state does not specify the interest rate, we will use the rate for insurance benefits left on deposit with us in the PCA as described above.

Payment of the death proceeds, however, may be delayed if the claim for payment of the death proceeds needs to be investigated; e.g., to ensure payment of the proper amount to the proper payee. Any such delay will not be beyond that reasonably necessary and consistent with insurance practices customary in the life insurance industry. Also, payment may be delayed if allowed or required by law as described in "Postponement of Payments."

Limitations on Payment of the Death Benefit
The death benefit may be limited if any insured commits suicide within certain time periods specified by state law, generally two years from the date that the policy is issued or reinstated, or a policy change requiring evidence of insurability is made. Additionally, we may contest a policy for certain misstatements made in the policy application and in any application for reinstatement or in connection with any policy change requiring evidence of insurability within the two year period following application, reinstatement or the policy change. If we contest the policy on this basis, we will only pay the sum of all monthly deductions taken under the policy for the contested face amount and any premium we required for the contested face amount, whichever is greater.

Also, if any insured's age or gender was misstated in the policy application we will adjust the amount of any death benefit as described in the policy. Upon adjustment, the death benefit will be the amount provided by the most recent monthly insurance charges using correct age and gender for the particular insured.

If the policy was in the grace period on the date of the first death, the death proceeds will be reduced by any outstanding monthly charges, unless a No Lapse Guarantee benefit was in effect for the policy.

Payment Options
All or part of the surrender or death proceeds of a policy may be applied under one or more of the following payment options or such other payment options or alternative versions of the options listed as we may choose to make available in the future.

Option 1--Lump Sum
Payment in one lump sum.

Option 2--Left to Earn Interest
A payment of interest during the payee's lifetime on the amount payable as a principal sum. Interest rates are guaranteed to be at least 3% per year.

Option 3--Payment for a Specific Period
Equal installments are paid for a specified period of years whether the payee lives or dies. The first payment will be on the date of settlement. The assumed interest rate on the unpaid balance is guaranteed not to be less than 3% per year.

Option 4--Life Annuity with Specified Period Certain
Equal installments are paid until the later of:

..  the death of the payee; or

..  the end of the period certain.

The first payment will be on the date of settlement.

The period certain must be chosen at the time this option is elected. The periods certain that you may choose from are as follows:

..  10 years;

..  20 years; or

..  until the installments paid refund the amount applied under this option.

If the payee is not living when the final payment falls due, that payment will be limited to the amount which needs to be added to the payments already made to equal the amount applied under this option.

If, for the age of the payee, a period certain is chosen that is shorter than another period certain paying the same installment amount, we will consider the longer period certain as having been elected.

Any life annuity provided under Option 4 is computed using an interest rate guaranteed to be no less than 3% per year, but any life annuity providing a period certain of 20 years or more is computed using an interest rate guaranteed to be no less than 3% per year.

Option 5--Life Annuity
Equal installments are paid only during the lifetime of the payee. The first payment will be on the date of settlement. Any life annuity as may be provided under Option 5 is computed using an interest rate guaranteed to be no less than 3% per year.

Option 6--Payments of a Specified Amount
Equal installments of a specified amount, out of the principal sum and interest on that sum, are paid until the principal sum remaining is less than the amount of the installment. When that happens, the principal sum remaining with accrued interest will be paid as a final payment. The first payment will be on the date of settlement. The payments will include interest on the remaining principal at a guaranteed rate of at least 3% per year.

This interest will be credited at the end of each year. If the amount of interest credited at the end of the year exceeds the income payments made in the last 12 months, that excess will be paid in one sum on the date credited.

Option 7--Joint Survivorship Annuity with 10-year Period Certain
The first payment will be on the date of settlement. Equal installments are paid until the latest of:

..  the end of the 10-year period certain;

..  the death of the insured; or

..  the death of the other named annuitant.

The other annuitant must have attained age 40, must be named at the time this option is elected and cannot later be changed.

Any joint survivorship annuity that may be provided under this option is computed using a guaranteed interest rate to equal at least 3 and 3/8% per year.

For additional information concerning the above payment options, see the policy.

Surrenders and Withdrawals
--------------------------------------------------------------------------------

Surrenders
You may surrender the policy for its net surrender value at any time prior to the first death. A policy's net surrender value is the policy value less any applicable surrender charge and less any unpaid policy loans and interest. The amount available for surrender will be the net surrender value at the end of the valuation date on which we receive the policy and the written surrender request in a form satisfactory to us at VPMO.

Withdrawals
Beginning in the second policy year, while the insureds are living you may receive a part of the policy's net surrender value by submitting a written request for a withdrawal to VPMO. You may request one withdrawal per policy month.

We do not permit withdrawals of less than $500 (if required by your state, a lower minimum will be shown on the policy's schedule pages), if the resulting death benefit would be less than the policy's minimum face amount as shown on the specifications pages for the policy, or if the withdrawal would reduce the net surrender value to zero. We may require you to withdraw the entire value allocated to an investment option, or the guaranteed interest accounts if the value remaining in that investment option or either of the guaranteed interest accounts would be less than $500.00 immediately following the withdrawal.

You may choose in what proportions we deduct the following amounts from among your investment options. If you do not choose, we will make the deductions in the same manner as for monthly deductions. You may request that we reduce your policy value by a specific amount that will include the amount of the check you will receive and all applicable charges. This is called a "net withdrawal". Otherwise, any withdrawal from the policy is considered a gross withdrawal, meaning it will reduce your policy value by the sum of the:

  . Withdrawal Amount--the portion of the net surrender value you choose, but not less than $500; plus

  .  Withdrawal Fee--currently set at $0 (not to exceed $25); plus

  . Pro rated Surrender Charge. We deduct a pro rata portion of the surrender charge that would apply to a full surrender. The pro rata portion equals the full surrender charge, less any surrender charge previously deducted, multiplied by the result of (a) divided by (b) where (a) equals the withdrawal amount and (b) equals the net surrender value prior to the withdrawal.

We will reduce your policy's net surrender value by the withdrawal amount and any withdrawal fee. Additionally, withdrawals can reduce a policy's face amount for policies with Death Benefit Option A or Death Benefit Option C.

  . For Death Benefit Option A, if the policy face amount meets the minimum death benefit ratio required by the Internal Revenue Code at the time of the withdrawal, the policy face amount will be reduced by the sum of the withdrawal amount and the withdrawal fee. If the policy face amount does not then meet the minimum death benefit ratio, then the policy face amount will not be reduced until the policy face amount meets the minimum death benefit ratio. When this happens, the policy face amount is reduced by any withdrawal amount remaining after the policy meets the minimum death benefit ratio.

  . For Death Benefit Option C, any withdrawals first reduce the Death Benefit Option C Increase Amount. Once that amount is reduced to zero, any further withdrawals reduce the policy face amount in the same manner as withdrawals reduce the policy face amount for Death Benefit Option A.

For policies with Death Benefit Option B in effect at the time of withdrawal, the amount of the withdrawal will be deducted from the policy value.

For your protection, we require a signature guarantee for surrenders, partial withdrawals, or loans over $100,000.

Processing and Payment of Surrenders, Withdrawals
A surrender or withdrawal will be effective on the valuation date we receive your written request at the VPMO in good order or, if we receive your request after the end of a valuation date or on a non-valuation date, on the next following valuation date. We generally pay surrendered and withdrawn amounts within seven days of receiving your request in good order.

We may postpone payment of amounts surrendered, withdrawn or loaned under certain circumstances as described in the section of this prospectus entitled "Postponement of Payments."

Policy Loans
--------------------------------------------------------------------------------

As discussed below, you may borrow up to a specified amount of your policy value less the current surrender charge and loan interest accrued to the end of the policy year. We will count any outstanding loan toward the applicable limit. We generally do not allow loans under $500 (if required by your state, a lower minimum will be shown on the policy's schedule pages).

You may transfer a policy loan from another life insurance policy to this policy as part of an exchange under Section 1035 of the IRC. When you transfer a policy loan from another life insurance policy in that way, the maximum loan amount under this policy is 75% of the policy's net surrender value. Otherwise, the maximum loan amount is 100% of the net surrender value.

When you take a loan, we will take an amount equal to the loan from your investment options as collateral and deposit it to the loaned portion of the Guaranteed Interest Account. You may instruct us how to withdraw policy value from the Separate Account investment options and the Guaranteed Interest Accounts for deposit to the loaned portion of the Guaranteed Interest Account. If you do not instruct us, we will make the withdrawal in the same manner as monthly deductions.

The rate of interest we charge on policy loans depends on the policy year in which the loan is taken. The maximum loan interest rates are shown in the "Charges and Deductions" section of this prospectus. Loan interest accrues daily from the date of the loan and is payable in arrears. At the end of each policy year, all interest due will be treated as a new loan and we will transfer the amount of any unpaid loan interest from your Separate Account investment options, the non-loaned portion of the Guaranteed Interest Account or Long-term Guaranteed Interest Account to the loaned portion of the Guaranteed Interest Account.

We credit the loaned portion of the Guaranteed Interest Account with interest at an effective annual rate of 3%, compounded daily and payable in arrears. At the end of each policy year, or when you repay a loan, the interest credited to the loaned portion of the Guaranteed Interest Account will be transferred to the non-loaned portion of the Guaranteed Interest Account and then to the investment options or the Guaranteed Interest Accounts in accordance with your most recent premium allocation schedule on file.

You may repay a loan at any time the policy is in force. Unless you designate a policy payment as a loan repayment, we will apply the payment as premium. We apply loan repayments first to pay any outstanding loan interest. We apply any remaining amount to reduce the loaned portion of the Guaranteed Interest Accounts, repaying any loaned portion of the Long-term Guaranteed Interest Account before repaying any loaned portion of the Guaranteed Interest Account, and to correspondingly increase the non-loaned portion of the Guaranteed Interest Accounts. Once loaned amounts from the Guaranteed Interest Accounts are repaid, we will apply the excess among the investment options according to the allocation request you submit with your loan repayment or, if you do not submit such a request, according to your most recent premium allocation schedule on file.

We will use any loan repayment we receive during a grace period first to pay any overdue monthly deductions. We will then apply any remaining balance to reduce loan interest and any loans.

Failure to repay a policy loan or to pay loan interest will not terminate the policy unless your policy's net surrender value is not sufficient to pay monthly charges that come due and the policy does not have a No Lapse Guarantee in effect. However, if a policy's outstanding loan and loan interest exceed the maximum loan amount, the policy will enter the grace period.

Outstanding loans can also reduce your policy's death benefit and surrender value. We deduct the amount of any outstanding loans plus any accrued loan interest from your death benefit and surrender value.

The proceeds of policy loans may be subject to federal income tax under some circumstances. If a policy owner requests a decrease in face amount and, following the decrease the policy becomes a modified endowment contract (MEC), any loan on the policy must be treated as a taxable distribution to the owner to the extent of gain in the policy.

A policy loan will have a permanent effect on the policy value because the investment results of the loaned portion of the Guaranteed Interest Account will differ from the investment results of the Separate Account investment options, the non-loaned portion of the Guaranteed Interest Account and the Long-term Guaranteed Interest Account. The effect could be favorable or unfavorable. Since taking a policy loan may negatively impact policy value, it may increase the risk that your policy will terminate. The longer a loan is outstanding, the greater the effect is likely to be. Additionally, the favorable or unfavorable effect of a policy loan on policy value, may be greater for policies with Death Benefit Option B since the death benefit amount for that option includes the amount of policy value.

For your protection, we require a signature guarantee for surrenders, partial withdrawals, or loans over $100,000.

Overloan Protection Option
We provide this option by rider attached to the policy automatically when the policy is issued. There is no periodic charge for this option; however, as described below, a charge applies when you exercise the option.

This option is designed to prevent a heavily loaned policy from lapsing. You may exercise this option when you make a written request and satisfy the following conditions.

  .  The policy has been in force for at least 15 years;

  .  All insureds are at least 65 years old;

  .  All premiums paid have been withdrawn by policy withdrawals; and

  . The loan balance is equal to 96% of the policy value (any loan in excess of this amount must be repaid at the time you request to exercise this option).

When you elect this option, the following actions will occur on the next monthly calculation date.

  .  Optional riders in effect, if any, will terminate;

  .  We will deduct a one-time transaction charge of 3.5% of the policy value;

  .  The death benefit option will permanently change to Death Benefit Option A;

  .  The face amount will be reduced to the policy value multiplied by 101%;

  . The remaining non-loaned policy value will be transferred to the Long-term Guaranteed Interest Account. No transfer charge will be assessed for this transfer. No further transfers will be allowed;

  .  The death benefit will be the greater of:

       .  the new total face amount, or

       . the greater of the policy value or the loan multiplied by the applicable minimum death benefit percentage.

After this option is exercised, monthly charges will no longer be assessed. Loan interest will continue to accrue but the loan interest rate charged will be equal to the interest rate credited on policy loans. No additional premium payments will be accepted. No additional withdrawals, policy loans or loan repayments will be allowed. Any loan balance and accrued interest will reduce the death benefit payable and the loan interest will continue to accrue. Exercise of this option may result in income tax liability.

Systematic Income Program
--------------------------------------------------------------------------------

Systematic Income is a predetermined series of periodic withdrawals or loans. You initiate or terminate these withdrawals or loans by completing the appropriate form and returning it to our VPMO. Typically, the payments under Systematic Income will be withdrawals until the total premiums paid into the policy are exhausted, and then the payments will be loans. Withdrawals and loans taken through the Systematic Income Program are subject to our usual $500 minimum or a lower minimum if required by your state. These withdrawals and loans are subject to the same charges and impact the policy value and death benefit in the same way as other withdrawals and loans you elect to take from the policy. Please refer to "Surrenders and Withdrawals" above and the "Fee Table" section of this prospectus for additional details. Withdrawals and loans from the policy may also have tax consequences. See "Tax Considerations" later in this prospectus.

Transfer of Policy Value
--------------------------------------------------------------------------------

Internet and Telephone Transfers
You may transfer your policy value among the available investment options and make changes to your premium allocation by Internet or telephone. You may also write to VPMO or call VULA at the address and phone number specified on the front page of this prospectus between the hours of 8:30 AM and 4:00 PM, Eastern Time to request a transfer. The Company may discontinue any of these options and may provide other options at any time. You should know that we will execute transfer requests as of the valuation date we receive the request in good order. If you make a proper transfer request after the close of business on a valuation date or on a non-valuation date, we will process it on the next valuation date.

You should know that your right to make transfers is subject to policies against market timing and disruptive trading imposed by us and the funds. For more information, see "Market Timing and Other Disruptive Trading." Additionally, we may restrict or eliminate your right to make additional transfers after the twelfth transfer in any policy year. We do not charge for transfers at this time. However, we reserve the right to charge a fee of $25 for each transfer after your first twelve transfers in a policy year. Should we begin imposing this charge, we would not count transfers made under a Systematic Transfer Program toward the twelve-transfer limit. You may permit your registered representative to submit transfer requests on your behalf.

If you have authorized your registered representative to make transfers on your behalf, he or she may submit your transfer request in a batch of requests for multiple policy owners. Like an individual transfer request, the transfer request must be submitted in good order to be processed.

PHL Variable and Phoenix Equity Planning Corporation ("PEPCO"), our national distributor, will use reasonable procedures to confirm that transfer instructions are genuine. We require verification of account information and will record telephone instructions, which are stored digitally. You will receive written confirmation of all transfers. PHL Variable and PEPCO may be liable for following unauthorized transfer instructions if we fail to follow our established security procedures. However, you will bear the risk of a loss resulting from instructions entered by an unauthorized third party that PHL Variable and PEPCO reasonably believe to be genuine.

We may modify or terminate your Internet and telephonic transfer and allocation privileges at any time. You may find it difficult to exercise these privileges during times of extreme market volatility. In such a case, you should submit your request in writing.

Transfer Restrictions for the Guaranteed Interest Accounts
The Guaranteed Interest Accounts have the following transfer restrictions on transfers from the accounts:

  . You may make only one transfer per policy year from the non-loaned portion of the Guaranteed Interest Account or the Long-term Guaranteed Interest Account. You may make additional transfers out of the Guaranteed Interest Account if the transfers are made as part of a Systematic Transfer Program or if we agree to make an exception to this rule.

  . The amount you may transfer from the Guaranteed Interest Account is the greater of $1,000 or 25% of the value of the non-loaned portion of the Guaranteed Interest Account.

  . The total non-loaned portion of the Guaranteed Interest Account may be transferred over a consecutive 4-year period, as described in "The Guaranteed Interest Accounts."

  . For the Long-term Guaranteed Interest Account, the amount you may transfer is limited to the greatest of $1,000, 10% of the value of the Long-term Guaranteed Interest Account, or the amount of policy value transferred out of the Long-term Guaranteed Interest Account in the prior policy year.

Regardless of these restrictions, you may transfer all policy value to the non-loaned portion of the Guaranteed Interest Account within the first eighteen months from the policy date.

You may transfer policy value into the Guaranteed Interest Accounts at anytime. We reserve the right to limit maximum transfers into the Guaranteed Interest Accounts during any one-week period and to impose a maximum on transfers and new premium allocations to the Guaranteed Interest Accounts during any 12-month period.

For more information on the Guaranteed Interest Accounts, please see, "The Guaranteed Interest Accounts."

Charges and Deductions
--------------------------------------------------------------------------------

General
Charges affect your policy value and the amount you may receive from your policy.

We make deductions to compensate us for our various expenses in selling, maintaining, underwriting and issuing the policy and guaranteeing certain insurance benefits. The policy provides for three types of charges; charges deducted from premium payments, periodic charges deducted monthly, and conditional charges that are imposed only if certain events occur.

Charges Deducted from Premium Payments

Premium Expense Charge
We deduct a premium expense charge from each premium payment to the policy that we use to reimburse the Company for a variety of expenses we incur in selling the policy (e.g., commissions, advertising and printing). This charge is guaranteed not to exceed 8% per premium payment.

Periodic Charges

Monthly Charges
We make monthly deductions on each monthly calculation date. Your policy's first monthly calculation date is the policy date. Subsequent monthly calculation dates are on the same day of each calendar month. Your policy's monthly calculation date will be listed on the policy specifications page. The policy's monthly deduction amount is the sum of the following charges: cost of insurance, mortality and expense risk charge, administrative charge, coverage charge and any monthly charges for optional benefit riders that are a part of your policy. We do not assess monthly charges beginning on the policy anniversary on which the oldest insured is age 121.

With the exception of the monthly deduction of the mortality and expense risk charge described below, monthly charges are deducted from your policy value in the investment options within the Separate Account, the non-loaned portion of the Guaranteed Interest Account and the Long-term Guaranteed Interest Account on a proportionate basis unless you request that we exclude any of these in your application for the policy. Should your balance in any of the investment options become depleted, unless we agree otherwise, we will proportionally increase the deduction from your policy value in the remaining investment options.

Cost of Insurance
We determine this charge by multiplying the appropriate cost of insurance rate by the amount at risk. The amount at risk is the difference between your policy's death benefit and your policy value. The amount at risk depends in part on the death benefit option in effect. Since the policy value is included in the death benefit under Death Benefit Option B, the death benefit under this death benefit option is affected by performance of the investment options chosen, payment of premiums and charges assessed. If your policy includes the Individual Level Term Rider, face amount coverage provided by that rider is also subject to the cost of insurance charge.

We base our current rates on the gender, attained age, and risk class of the insureds and how long a policy has been in force. We are not permitted to consider gender as a factor in some states and under certain qualified plans. The cost of insurance rates for each insured are blended together to determine the policy's overall cost of insurance rate.

We base the current monthly cost of insurance charge, in part, on what we expect our future mortality experiences will be. Charges will not exceed the guaranteed cost of insurance rates set forth in your policy. The guaranteed maximum rates are equal to 100% of the applicable 2001 Commissioners' Standard Ordinary ("CSO") Sex Distinct, Aggregate Smoker Composite, Age Last Birthday, Ultimate Mortality Table, at the insureds' ages on their last birthdays. We will apply any change in our cost of insurance rates uniformly to all persons of the same gender, insurance age and risk class whose policies have been in force for the same length of time.

We currently insure lives as either a standard risk class or a risk class involving a higher mortality risk. We determine each insured's risk class based on the insured's health and medical information. Insureds in the standard risk classes will have a lower cost of insurance for otherwise identical policies, than insureds in the higher mortality risk classes. Nonsmokers will generally incur a lower cost of insurance than will similarly situated smokers.

Mortality and Expense Risk Charge
We assume a mortality risk that, as a whole, the people we insure may die sooner than expected. We would then pay greater total death benefits than we had expected.

We assume an expense risk that expenses we incur in issuing and maintaining the policies may exceed the administrative charges expected for the policies.

If the expenses do not exceed the charges, or if our mortality projections prove to be accurate, we may profit from this charge. We may use profits from this charge for any proper purpose, including the payment of sales expenses or any other expenses that may exceed income in a given year.

The mortality and expense risk charge applies to the policy value held in the Separate Account investment options. We guarantee that the mortality and expense risk charge will not exceed an annual rate of 0.50% of the policy value in the Separate Account in the first twenty policy years, and 0.30% of the policy value in the Separate Account beginning in policy year 21.

Administration Charge
The administrative charge compensates us for various activities associated with issuing and administering the policy. The maximum administrative charge is $10.00 per policy, per month.

Coverage Charge
The coverage charge is a monthly charge assessed on the face amount during the first ten policy years primarily to help reimburse us for sales costs. To determine this charge, we multiply the amount of base face amount at issue and the amount of any Individual Level Term Rider attached to the policy by a monthly rate that varies with each insured's gender, issue age, and risk class. The coverage charge is established at policy issue; it is not changed by decreases, withdrawals or other transactions that may affect the face amount of the policy after the policy date.

Loan Interest Rates
We charge your policy for outstanding loans at a maximum rate of 4% on an annual basis which is charged in arrears. Additionally, we credit the amount of the loan applied to the loaned portion of the Guaranteed Interest Account daily at an annual rate of 3%.

Outstanding loans reduce the policy's death benefit. We deduct the amount of any outstanding loans plus any accrued loan interest from your policy value before we calculate the death benefit.

Costs for Policy Riders
When you apply for a policy, we attach certain riders at issue and you can also request any of the optional benefit riders we then make available and for which you are eligible under our rules. Availability of any rider, the benefits it provides and the associated charges may vary by state and we may add, delete or modify the available riders for new policies. Each rider contains specific details you should review in selecting your coverage.

Certain optional benefit riders have their own charges which are assessed against policy value on each monthly calculation date. We may change the rates charged, but they will not exceed the maximum rates shown in the rider specification pages.

The riders listed below are currently available with the policy for additional charges assessed each month as follows:

.. Alternate Surrender Value Rider--the charge ranges from 3%-5% of one-twelfth of the target annual premium depending on the benefit period you choose.

..  Disability Payment of Specified Premium Rider--the charge ranges from $
   0.6363 to $0.1899 per $100 of premium waived.

..  Individual Level Term Rider--the charge ranges from $83.33 to $0.0554 per
   $1,000 of level term face amount.

.. Survivor Purchase Option Rider--the charge ranges from $ 0.3125 to $0.0033 per $1,000 of the policy's total face amount in effect at the time the charge is taken.

We also attach the following riders to the policy at issue:

..  No Lapse Guarantee Rider--only available for policies issued with Death
   Benefit Option A with insureds who are age 85 and under.

..  Overloan Protection Rider

..  Policy Exchange Option Rider

The riders we attach to the policy automatically at issue do not have monthly charges. However, we deduct a transaction fee upon exercise of the Overloan Protection Rider and the Policy Exchange Option Rider. The transaction fee for Overloan Protection is 3.5% of policy value. The transaction fee for the Policy Exchange Option Rider is $100. While there is no separate charge for the No Lapse Guarantee Rider, you must pay premium meeting the requirements described in that rider to obtain the benefit provided by the rider.

More detail about the charges for these riders is located in the table of "Other Available Policy Benefit Expenses" in this prospectus and the charges that apply to your policy will be shown in the rider specifications pages. You may find more detail about these benefits in the section of this prospectus entitled "Other Available Policy Benefits."

Conditional Charges
These are other charges that are imposed only if certain events occur.

.. Surrender Charge. The surrender charge applies during the ten policy years following policy issue for coverage provided by the base face amount if you surrender the policy for its net surrender value. This charge is intended to recoup the costs incurred in issuing the policy. The actual surrender charge will never exceed policy value; therefore, we will never require you to submit an additional payment in order to surrender your policy.

The surrender charge for the base face amount is an amount determined by multiplying the number of thousands of face amount by the surrender charge factor. The base surrender charge factor will vary by the insureds' genders, issue ages, and risk classes. Tables of surrender charges are included in the specifications pages of the policy. We deduct any partial surrender charges already applied to the policy when determining the surrender charge.

The surrender charge is assessed against the policy value in proportion to the policy's values in the Separate Account, and the Guaranteed Interest Accounts, excluding loaned amounts, on the effective date of the surrender.

We do not impose a surrender charge after the policy anniversary following the oldest insured's 121st birthday.

.. Partial Surrender Charge--We charge a portion of the surrender charge when you request a face amount decrease or a withdrawal. This charge is intended to help defray the costs of issuing a policy.

  . Requested face amount decrease--a pro rata portion of the surrender charge will be deducted from your policy value in direct proportion to any decrease in face amount.

  . Withdrawal of policy value--a pro rata portion of the surrender charge will be deducted from your policy value in direct proportion to any withdrawal of policy value. Face amount reductions may result if you request a withdrawal of policy value.

.. Transfer Charge. Currently, we do not charge for transfers, however, we reserve the right to charge up to $25.00 for each transfer in excess of twelve each policy year upon prior written notice. This charge, if we were to impose it, would be intended to recoup the cost of administering the transfer.

.. Withdrawal Fee. We reserve the right to charge a fee of up to $25 per withdrawal for withdrawals of policy value. This fee would compensate us for the administrative costs associated with processing withdrawals. This fee is not charged for withdrawals taken on and after the oldest insured's 121st birthday.

Tax Charges
Currently, no charge is made against the Separate Account for federal income taxes that may be attributable to the Separate Account. The Separate Account may, however, make such a charge in the future for these or any other taxes attributable to the Separate Account, should the Separate Account become liable for such taxes.

Underlying Fund Charges
As compensation for investment management services to the underlying funds, the advisors are entitled to fees, payable monthly and based on an annual percentage of the average aggregate daily net asset values of each series. These fees are paid by the funds from their assets. We show the maximum and minimum fund charges in the Fee Tables section of this prospectus.

These fund charges and other expenses are described more fully in the fund prospectuses. You may obtain a fund prospectus by contacting VULA.

Market Timing and Other Disruptive Trading
--------------------------------------------------------------------------------

We discourage market timing activity, frequent transfers of policy value among investment options and other activity determined to be "Disruptive Trading", as described below. Your ability to make transfers among investment options under the policy is subject to modification if we determine, in our sole opinion, that your exercise of the transfer privilege constitutes "Disruptive Trading" that may disadvantage or potentially harm the rights or interests of other policy owners.

"Disruptive Trading" includes, but is not limited to: frequent purchases, redemptions and transfers; transfers into and then out of an investment option in a short period of time; and transfers of large amounts at one time. The risks and harmful effects of Disruptive Trading include:

.. dilution of the interests of long-term investors in an investment option, if market timers or others transfer into or out of the investment option rapidly in order to take advantage of market price fluctuations;

.. an adverse affect on portfolio management, as determined by portfolio management in its sole discretion, such as causing the underlying fund to maintain a higher level of cash than would otherwise be the case, or causing the underlying fund to liquidate investments prematurely; and

..  increased brokerage and administrative expenses.

To protect our policy owners and the underlying funds from Disruptive Trading, we have adopted certain policies and procedures.

Under our Disruptive Trading policy, we can modify your transfer privileges for some or all of the investment options. Modifications include, but are not limited to, not accepting a transfer request from you or from any person, asset allocation service, and/or market timing service made on your behalf. We may also limit the amount that may be transferred into or out of any investment option at any one time. Unless prohibited by the terms of your policy, we may (but are not obligated to):

.. limit the dollar amount and frequency of transfers (e.g., prohibit more than one transfer a week, or more than two a month, etc.),

.. restrict the method of making a transfer (e.g., require that all transfers into a particular investment option be sent to our Service Center by first class U.S. mail and/or rescind telephone, internet, or fax transfer privileges),

.. require a holding period for some investment options (e.g., prohibit transfers into a particular investment option within a specified period of time after a transfer out of that investment option),

.. implement and administer redemption fees imposed by one or more of the underlying funds), or

..  impose other limitations or restrictions.

Currently we attempt to detect Disruptive Trading by monitoring both the dollar amount of individual transfers and the frequency of a policy owner's transfers. With respect to both dollar amount and frequency, we may consider an individual transfer alone or when combined with transfers from other policies owned by or under the control or influence of the same individual or entity. If you have authorized your registered representative to make transfers on your behalf, he or she may submit your transfer request in a batch of requests for multiple policy owners. We monitor these transfers on an individual basis, rather than on a batch basis. We currently review transfer activity on a regular basis. We also consider any concerns brought to our attention by the managers of the underlying funds. We may change our monitoring procedures at any time without notice.

Because we reserve discretion in applying these policies, they may not be applied uniformly. However, we will to the best of our ability apply these policies uniformly. Consequently, there is a risk that some policy owners could engage in Disruptive Trading while others will bear the effects of their activity.

Currently we attempt to detect Disruptive Trading by monitoring activity for all policies. Possible Disruptive Trading activity may result in our sending a warning letter advising the owner of our concern. Regardless of whether a warning letter is sent, once we determine that Disruptive Trading activity has occurred, we may revoke the owner's right to make Internet transfers. We will notify policy owners in writing (by mail to their address of record on file with us) if we limit their trading.

We have adopted these policies and procedures as a preventative measure to protect all policy owners from the potential effects of Disruptive Trading, while recognizing the need for policy holders to have available reasonable and convenient methods of making transfers that do not have the potential to harm other policy owners.

We currently do not make any exceptions to the policies and procedures discussed above to detect and deter Disruptive Trading. We may reinstate Internet, telephone and fax transfer privileges after they are revoked, but we will not reinstate these privileges if we have reason to believe that they might be used thereafter for Disruptive Trading.

We cannot guarantee that our monitoring will be 100% successful in detecting and restricting all transfer activity that constitutes Disruptive Trading. Moreover, we cannot guarantee that revoking or limiting a policy owner's Internet, telephone and fax transfer privileges will successfully deter all Disruptive Trading. In addition, some of the underlying funds are available to insurance companies other than PHL Variable and we do not know whether those other insurance companies have adopted any policies and procedures to detect and deter Disruptive Trading, or if so what those policies and procedures might be. Because we may not be able to detect or deter all Disruptive Trading and because some of these funds are available through other insurance companies, some policy owners may be treated differently than others, resulting in the risk that some policy owners could engage in Disruptive Trading while others will bear the effects of their activity.

Orders for the purchase of underlying fund shares are subject to acceptance by the relevant fund. Phoenix has entered into information sharing agreements with the underlying funds of this variable life insurance product as required by Rule 22c-2 under the Investment Company Act of 1940. The purpose of the information sharing is to provide information to the underlying funds so that they can monitor, warn, and restrict policyholders who may be engaging in disruptive trading practices as determined by the underlying funds. We reserve the right to reject, without prior notice, any transfer request into any investment option if the purchase of shares in the corresponding underlying fund is not accepted for any reason.

We may, without prior notice, take whatever action we deem appropriate to comply with or take advantage of any state or federal regulatory requirement.

We do not include transfers made pursuant to the Dollar Cost Averaging, Automatic Asset Rebalancing or other similar programs when applying our Disruptive Trading policy.

Allocation Programs
--------------------------------------------------------------------------------

You may elect any of the allocation programs described below at no charge and at any time. We may discontinue, modify or amend these programs as well as offer new programs in the future.

Asset Allocation and Strategic Programs
Asset allocation and strategic programs (referred to as "programs" throughout this section) are intended to optimize the selection of investment options for a given level of risk tolerance, in order to attempt to maximize returns and limit the effects of market volatility. The programs reflect the philosophy that diversification among asset classes may help reduce volatility. An asset class is a category of investments that have similar characteristics, such as stocks, or bonds. Within asset classes there are often further divisions. For example, there may be divisions according to the size of the issuer (large cap, mid cap, small cap) or type of issuer (government, corporate, municipal).

We currently offer the following programs: Franklin Templeton Founding Investment Strategy and Phoenix-Ibbotson Strategic Asset Allocation which are described below. For ease of reference, throughout this section of the prospectus, we refer to these asset allocation and strategic programs, simply as "programs", and we refer to the asset allocation options available within the programs, as "options." There is no additional charge for participating in these programs and options.

You may participate in only one program at a time. Subject to regulatory requirements and approvals, in the future we may modify or eliminate any existing program or option, or may offer other asset allocation services which, at our discretion, may be available to current and/or prospective contract owners. For the most current information on any program or option, please contact your registered representative.

Selecting a Program and Option
If you are interested in adding a program, consult with your registered representative to discuss your choices. For certain programs, a questionnaire may be used to help you and your registered representative assess your financial needs, investment time horizon, and risk tolerance. You should periodically review these factors to determine if you need to change programs or options. You may at any time switch your current program or option, and may choose any modified or new programs or options the Company may make available. You may cancel your participation in a program at any time, and later re-enroll in a program, after first consulting with your registered representative and then contacting the VPMO or VULA at the address and phone number on page one. If a program is eliminated, you will receive notice and you may choose, in consultation with your registered representative, among the other programs available at that time.

The following programs are currently available:

..  Franklin Templeton Founding Investment Strategy Through the Franklin
   Templeton Founding Investment Strategy, premium payments and policy value are allocated to the three investment options as listed below. On a monthly basis, we will rebalance the policy value allocated to the three investment options back to the original allocation percentages in each investment option.

  .  Franklin Income Securities Fund - 34%
  .  Mutual Shares Securities Fund - 33%
  .  Templeton Growth Securities Fund - 33%

.. Phoenix-Ibbotson Strategic Asset Allocation (Closed to new investors effective June 22, 2009)

.. PHL Variable and Ibbotson Associates have developed five asset allocation options, each comprised of selected combinations of investment options. The asset allocation options approved for use are:

  . Conservative Portfolio which seeks conservation of capital and has a portfolio allocation more heavily weighted in fixed income investments than in equities.

  . Moderately Conservative Portfolio which primarily seeks current income, with capital growth as a secondary objective, and has a portfolio allocation of approximately equal weightings in equities and fixed income investments.

  . Moderate Portfolio which seeks long-term capital growth and current income with emphasis on current growth, and has a portfolio allocation more heavily weighted in equities than in fixed income investments.

  . Moderately Aggressive Portfolio which seeks long-term capital growth with current income as a secondary objective, and has more than three quarters of the portfolio in equities and less than one quarter in fixed income investments.

  . Aggressive Portfolio which seeks long-term capital growth and is invested primarily in equities.

  On a periodic basis (typically annually), Ibbotson evaluates the options and updates them to respond to market conditions and to ensure style consistency. If you select one of the Phoenix-Ibbotson options, your premium payments (policy value for in force policies), however, will not be allocated in accordance with the updated options unless you specifically request we do so. On an annual basis, we will rebalance the policy value allocated to the investment options included in the program so that, following this reallocation, the percentage in each investment option equals the percentage originally used for the program. We will make this rebalancing effective on the valuation date immediately preceding each anniversary of your policy date for as long as the asset allocation program is in effect for your policy. You should consult with your registered representative for the most current information on this program and the options within the program.

  If you should elect any of the programs listed above, transfers made under these programs will not be counted toward the 12 transfers per year after which we may impose a transfer fee.

Systematic Transfer Programs
--------------------------------------------------------------------------------

You may elect a systematic transfer program that we offer under the policy. We reserve the right to change, eliminate or add optional programs subject to applicable laws.

We base transfers under a Systematic Transfer Program on the investment option values on the valuation date following our receipt of your transfer request, or if that day is not a valuation date, on the next following valuation date. Except as described below, you may have only one program in effect at a time.

We do not charge for these programs.

Asset Rebalancing Program
Under this program, we transfer policy value among the investment options to match your chosen allocation percentages. You can choose to have us make these transfers monthly, quarterly, semiannually or annually. These transfers will occur on the date you specify (provided we receive the request in good order), unless the specified date falls on a holiday or weekend, in which case the transfers will occur on the next succeeding Valuation Date. We reserve the right to not permit transfers to or from the Guaranteed Interest Accounts.

You may start or discontinue this program at any time by submitting a written request to VPMO or calling VULA (see page one). The Asset Rebalancing Program does not ensure a profit nor guarantee against a loss in a declining market. Except as described below, the Asset Rebalancing Program is not available while the Dollar Cost Averaging program is in effect

Dollar Cost Averaging Program
Under this program, you can allocate initial or subsequent premium to the Guaranteed Interest Account or use policy value in an investment option (the "source account") and we will periodically transfer portions of that premium or policy value to one or several of the available investment options ("target investment options") and the Guaranteed Interest Accounts according to the selection you make when you enroll in this program. You choose to make these transfers monthly, quarterly, semiannually or annually. The minimums you may transfer from the source account are:

 .  $25 monthly                         .  $150 semiannually
 .  $75 quarterly                       .  $300 annually

You must have at least $2,000 in the source account to begin a Dollar Cost Averaging Program. Should the value in the source account fall below the transfer amount, we will transfer the remaining balance and end the Program. Transfers from the Guaranteed Interest Account must be made in approximately equal amounts over a minimum of six months. The Dollar Cost Averaging Program is not available if you invest through a bank draft program.

All transfers under the Dollar Cost Averaging Program will be processed on the date you specify (provided we receive the request in good order). If you do not specify a date, the transfer will be processed on the basis of values next determined after receipt of the transfer request in good order. If either of these dates fall on a holiday or weekend, then the transfer will occur on the next succeeding Valuation Date.

You may start or discontinue this program at any time by submitting a written request to VPMO, or calling VULA (see page one). Dollar Cost Averaging does not ensure a profit nor guarantee against a loss in a declining market. Except as described below, the Dollar Cost Averaging Program is not available while the Asset Allocation Program is in effect.

Enhanced Dollar Cost Averaging Program
We may at different times offer an Enhanced Dollar Cost Averaging Program that can offer a higher interest rate during selected periods. This program will not be offered at the same time as the standard Dollar Cost Averaging program. Under this program, the first net premium payment will be held in the money market investment option of the Separate Account and then transferred to the source account at the end of the policy's right to cancel period. The source account is an account within the Guaranteed Interest Account. If you elect this program, monthly transfers from the source account to the target accounts you establish will begin on the first monthly calculation date following the end of the right to cancel period. The Enhanced Dollar Cost Averaging interest rate will be guaranteed from the end of the right to cancel period for six months or to the first policy anniversary, depending on the period you chose when you elected the Enhanced Dollar Cost Averaging Program. If your policy date was backdated to save age, the 12-month Enhanced Dollar Cost Averaging period will not last a full 12 months, but only until the first policy anniversary.

All transfers under the Enhanced Dollar Cost Averaging Program will be processed on the basis of values next determined after receipt of the transfer request in good order. If that day falls on a holiday or weekend, then the transfer will be processed on the next succeeding business day.

Use of Dollar Cost Averaging with Asset Rebalancing and Allocation Programs
If you elect to participate in either the Franklin Templeton Founding Investment Strategy, or the Phoenix-Ibbotson Strategic Asset Allocation Program then you may also elect to participate in the following programs:

1.Dollar Cost Averaging or Enhanced Dollar Cost Averaging; and

2.Asset Rebalancing with monthly rebalancing only in the Franklin Templeton
  Founding Investment Strategy, or Asset Rebalancing with annual rebalancing only in the Phoenix-Ibbotson Strategic Asset Allocation Program.

If you elect both the Enhanced Dollar Cost Averaging and the Asset Rebalancing Program, your entire dollar cost averaging transfer amount must be allocated to the asset allocation program in effect for your policy.

Policy Lapse and Reinstatement
--------------------------------------------------------------------------------

Lapse
Payment of the initial premium, no matter how large or the payment of additional premiums will not necessarily guarantee the policy will remain in force. If you take a withdrawal or a policy loan, it could negatively affect the policy value, and therefore increase the risk of policy lapse.

If the policy value is less than the monthly deduction, we will allow a grace period of 61 days during which you must pay an amount equal to the applicable premium expense charge plus three times the required monthly deduction plus any amount overdue to prevent the policy from lapsing.

If you fail to make the required payment before the 61-day grace period ends, the policy will lapse and expire without value. We will mail you notice at least 31 days before any potential lapse will occur. By lapse, we mean that the policy is no longer in full force and has no available value.

The policy will remain in force during the grace period. We apply any premium payment we receive during the grace period, less the premium expense charge, to first pay any monthly deductions due during the grace period. We will apply any excess premium according to your current premium allocation schedule.

The death benefit during the grace period is equal to the death benefit immediately before the grace period begins.

No Lapse Guarantee Benefit
This benefit will be made a part of the policy by rider automatically attached at issue for policies with Death Benefit

Option A and insureds who are all age 85 or younger on the policy date. Under the rider, as long as the cumulative premium test, described below, is satisfied the policy will not lapse even if the policy's account value reduces to zero as a result of adverse investment performance or other factors. There is no separate charge for the No Lapse Guarantee benefit; however, to maintain the guarantee, the policy must meet the total cumulative premium test. This test requires that cumulative premiums paid since policy issue (accumulated at 4% annually) less withdrawals (accumulated at 4% annually) and less policy loans and accrued interest be at least equal to the cumulative monthly No Lapse Guarantee premiums since issue (accumulated at 4% annually).

The monthly No Lapse Guarantee premium will be set at the time the rider is issued and will vary based on the total face amount, the insureds' ages, genders, risk classifications, additional ratings, any riders attached to the policy, and the amount to be paid, if any, under the Disability Waiver of Specified Premium Rider. The monthly No Lapse Guarantee premiums will be shown on the specifications pages for the rider.

If the policy does not meet this total cumulative premium test on any monthly calculation date and there is not sufficient policy value to pay the monthly charges due, the policy will enter the Grace Period. You may restore the benefit provided by the rider during the Grace Period by paying the shortfall amount. The shortfall amount is the amount by which the total cumulative premiums paid to the policy is less than the amount required by the total cumulative premium test plus the next three monthly No Lapse Premiums.

The rider terminates and cannot be reinstated if there is a change in the policy's Death Benefit Option, you make a written request to terminate the rider, or the policy terminates. Once the rider terminates, should the policy enter the Grace Period, you must pay any monthly charges that were not taken as a result of the rider being in effect prior to the policy entering the Grace Period in addition to the premium required to restore the policy under the Grace Period provision.

Termination
This policy terminates automatically on the earliest of the date of death, full surrender, or the date that the grace period expires without the payment of sufficient premium in accordance with the lapse provision.

Reinstatement
Unless this policy has been surrendered for its net surrender value or the oldest insured's 121st birthday has passed, this policy may be reinstated at any time within three years from the date the premium payment was insufficient to pay the monthly deduction due. You may request reinstatement in writing and we will require submission of evidence of insurability satisfactory to us along with the payment of an amount that would result in a net surrender value equal to at least three monthly deductions. Certain riders we may make available with the policy may not be reinstated if the policy is reinstated. Of the currently offered riders, the No Lapse Guarantee rider may not be reinstated with the policy.

If you request reinstatement and we approve your request, your policy will be reinstated on the Monthly Calculation Date following our receipt of your reinstatement payment in good order. When the policy is reinstated, the policy value on the date the policy terminated will be reinstated prior to crediting the reinstatement premium. Additionally, any remaining period of the surrender charge schedule that was in effect on the date the policy terminated will be applied from the date of reinstatement.

Other Available Policy Benefits
--------------------------------------------------------------------------------

When you apply for a policy, we will attach certain riders at issue and you can request any of the optional benefit riders we then make available. Availability of certain riders, the benefits provided and the associated charges may vary by state, and our rules and procedures will govern eligibility for any rider. Each rider contains specific details you should review in selecting your coverage. Riders we offer as optional riders have separate monthly charges as shown in the "Fee Tables" of this prospectus.

Optional Riders
We currently make the optional riders listed below available with the policy. We may also add, delete or modify the list of optional riders.

Alternate Surrender Value Rider. This rider will provide a higher net surrender value in the early policy years. Upon full surrender of the policy during the rider benefit period, we will pay the policy owner the greater of: (1) the net surrender value of the policy; and (2) the Alternate Surrender Value provided by this rider. The Alternate Surrender Value equals the lesser of: (1) all premiums paid for the policy; or (2) the policy value, plus a refund of the following charges made on the policy since issue: premium expense charges, administrative charges, coverage charges and charges for the Alternate Surrender Value Rider. The rider is available with policies for which the first year premium is at least $100,000.

Disability Payment of Specified Premium Rider. This rider is available to insureds age 60 or younger in the standard risk class. It provides a benefit of a specified monthly amount due to the total disability of the covered insured as defined in the rider. The benefit amount is credited to the policy on each monthly calculation date during a period of the insured's total disability that persists for at least 6 continuous months and occurs within a disability benefit period. If the disability began after the insured reached age 60, the benefit period will be limited to the longer of one year or to the policy anniversary following the insured's 65th birthday. Otherwise, the disability benefit period will continue to the policy anniversary next following the insured's 65th birthday. The rider terminates on the policy anniversary immediately following the insured's 65th birthday; however, benefits will continue to be paid beyond that time if the insured has been continuously disabled under the terms of the rider since the policy anniversary immediately following the insured's 60th birthday. The rider will also terminate under other circumstances described in the rider, including exercise of the Overloan Protection Rider.

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

Individual Level Term Rider. This rider provides annually renewable level term insurance for the lifetime of the insureds for whom you elect it. The initial rider death benefit is limited to two times the policy's base face amount. The policy's total face amount, including all Individual Level Term Riders attached to the policy is subject to our maximum face amount limit. You elect this rider and the level term face amount when you apply for the policy. Coverage provided by this rider has its own cost of insurance and coverage charges. You may terminate this rider or may decrease the coverage amount beginning in the second policy year by submitting the proper written request to the VPMO. The amount remaining after any decrease must at least equal our minimum coverage amount for the rider.

Survivor Purchase Option Rider. This rider provides three alternative benefits: it allows for the purchase of a new variable universal life or universal life insurance policy issued by PHL Variable or one of its insurance affiliates on the lives of the surviving insureds; provides an interim death benefit; and provides a supplemental death benefit. The rider must cover all insureds under the policy and the insureds must be between ages 18 and 70 at policy issue. The first death must occur by the policy anniversary following the oldest insured's 75th birthday for the rider option to be available.

  . New Policy--The rider provides that the new policy option be exercised within 90 days following the first death. The new policy may be purchased without additional evidence of insurability. The face amount of the new policy cannot exceed the face amount of the original policy and any coverage under the Individual Level Term Rider for the surviving insured(s). The new policy may include the Disability Waiver of a Specified Premium Rider if that rider had been attached to the original policy.

  . Interim Death Benefit--If an insured dies within 90 days following the first death of an insured and before a new policy has been issued via the rider, we will pay a death benefit equal to the face amount of the policy and any coverage for that insured under the Individual Level Term Rider as of the date of the first death.

  . Supplemental Death Benefit--In the event of the simultaneous death of the insureds, under the policy, we will pay a single death benefit equal to the highest death benefit available for any of the deceased insureds. The rider also provides a supplemental death benefit equal to the next highest death benefit for any of the deceased insureds.

The rider terminates once any of its benefits are provided and under other conditions described in the rider including, 90 days following the first death, death of the surviving insureds, and policy anniversary following the oldest insured's 75th birthday. You may also request that we cancel this rider.

Riders We Make Part of the Policy at Issue
We also attach certain riders to the policy automatically at issue, subject to state availability. These riders do not have separate monthly charges but the Overloan Protection Rider and Policy Exchange Option Rider have transaction charges that are assessed at the time the benefit is exercised. We may add, modify or delete riders available with this policy for new policies.

No Lapse Guarantee Rider. This rider provides a guarantee that the policy will not lapse as a result of the cash value becoming insufficient to pay the policy's monthly charges if the conditions of the rider are met. For additional details, see the "Lapse and Reinstatement" section of this prospectus.

Overloan Protection Rider. This rider is designed to prevent a heavily loaned policy from lapsing. For additional details, see the "Policy Loan" section of this prospectus.

Policy Exchange Option Rider. This rider allows the policy to be exchanged into single life policies without evidence of insurability at the insureds attained ages and subject to our then current issue guidelines at the time the option is exercised. The policies available will be any permanent plan of life insurance we or our affiliates are then offering. The total face amount of the new single life policies cannot be more than the face amount of the old policy. If the option is exercised, the policy value will be applied to the new policies and any value exceeding the new policy's premium limits will be refunded to you. No surrender charge will be applied as a result of exercising the rider so long as the surrender charges on the new policy are at least as great as any remaining surrender charge under this policy. Exercise of this Rider is a taxable event and any gain in the original policy will be taxed at the time of the exercise. For federal tax purposes, the exercise of the option will be treated as a full surrender of the joint policy followed by a new purchase of the singe life policies.

You should read the riders carefully for all their terms and conditions.

General
--------------------------------------------------------------------------------

Postponement of Payments
We may postpone payment of surrenders, partial withdrawals, policy loans or death benefits in certain cases including the following circumstances:

  . we may postpone for up to six months, payment for any transaction that depends on the value of the Guaranteed Interest Accounts;

  . we may postpone payment whenever the NYSE is closed on what would otherwise be a regular trading day, trading on the NYSE is restricted, on days when a certain market is closed (e.g., the U.S. Government bond market is closed on Columbus Day and Veteran's Day) or may have closed early; or

  . when the SEC decides an emergency exists and the sale of securities or the determination of the value of securities in the Separate Account is not reasonably practicable or it is not reasonably practicable to determine the policy value or when a governmental body having jurisdiction over us by order permits such suspension. Rules and regulations of the SEC, if any, are applicable and will govern as to whether these described conditions exist.

Transfers also may be postponed under these circumstances.

Additionally, federal laws designed to counter terrorism and prevent money laundering might, in certain circumstances require us to block a policy owner's ability to make certain transactions and, as a result, we may refuse to accept requests for transfers, withdrawals, surrenders or death benefits until we are instructed by the appropriate regulator to allow such transactions. We may also be required to provide additional information about you and your policy to government regulators.

Amendments to Policies
Policies may be amended to conform to changes in applicable law or interpretations of applicable law, or to accommodate design changes. Changes in the policies may need to be approved by policy owners and state insurance departments. A change in the policy that necessitates a corresponding change in the prospectus or the Statement of Additional Information must be filed with the SEC. We will notify you if such a change to the prospectus occurs. You can request a copy of the SAI at any time by calling the VULA.

Reservation of Company Rights to Change the Separate Account
We have the right, subject to compliance with applicable law, to add, delete, or substitute investment options of the Separate Account, combine the Separate Account into another Separate Account, transform the Separate Account into a mutual fund, and/or deregister the Separate Account under the Investment Company Act of 1940. We also reserve the right to close any underlying fund to new investment or eliminate the shares of any underlying fund(s) if they are no longer available for investment, or if we believe investing in any underlying fund(s) is no longer appropriate for the purposes of the Separate Account.

Federal Income Tax Considerations

Introduction
The following discussion is general in nature and is not intended as individual tax advice. The income tax rules are complicated and this discussion is intended only to make you aware of the issues. Each person should consult an independent tax or legal advisor. No attempt is made to consider any estate or inheritance taxes or any applicable state, local or other tax laws.

Because this discussion is based upon our understanding of the federal income tax laws as they are currently interpreted, we cannot guarantee the income tax status of any contract or policy either currently or in the future. No representation is made regarding the likelihood of continuation of the federal income tax laws or the current interpretations by the Internal Revenue Service (the "IRS"). From time to time, there are regulatory or legislation proposals or changes that do or could impact the taxation of life insurance contracts or policies; if enacted, these changes could be retroactive. At this time, we do not have any specific information about any pending proposals that could affect this policy. We reserve the right to make changes to the policy or policy to assure that at all times, it qualifies as a life insurance policy for federal income tax purposes. For a discussion of federal income taxes as they relate to the funds, please see the fund prospectuses.

Policyholders (also referred to as Contract Owners) should consult their own independent tax and/or legal advisors for advice and information relating to their particular tax situation.

Note on Terminology: The Internal Revenue Code uses the term "Life Insurance Contract", rather than the term "Life Insurance Policy." However, the Code also uses the term "policyholder", in describing the owner of a Life Insurance Contract. This section will follow the Internal Revenue Code terminology in describing specific provisions of the Code.


Income Tax Status
We are taxed as a life insurance company under the Internal Revenue Code of 1986 (the "Code"), as amended. For federal income tax purposes, neither the Separate Account nor the Guaranteed Interest Account is a separate entity from Phoenix Life Insurance Company, PHL Variable Insurance Company or Phoenix Life and Annuity Company and neither account will be taxed separately as under the "regulated investment company" provisions (Subchapter M) of the Code.

Investment income and realized capital gains on the assets of the Separate Account are reinvested and taken into account in determining the value of the Separate Account and each Contract. Investment income of the Separate Account, including realized net capital gains, is not taxed to us. Due to our income tax status under current provisions of the Code, no charge currently will be made to the Separate Account for our federal income taxes which may be attributable to the Separate Account. We reserve the right to make a deduction for taxes should they be imposed on us with respect to such items in the future, if changes are made affecting the income tax treatment to our variable life insurance policies or contracts, or if changes occur in our income tax status. If imposed, such charge would be equal to the federal income taxes attributable to the investment results of the Separate Account.

Policy Benefits

Tax Treatment as Life Insurance
In order to be treated as life insurance for federal income tax purposes, specified requirements must be met. If these requirements are met, the death benefits are generally received without federal income tax and the earnings on the policy are not subject to federal income tax until withdrawn. These requirements include the federal definition of life insurance, rules for diversification of the policy's investments (described below) and the necessity that the contract be life insurance under applicable law.

With respect to applicable law, this is generally understood to refer to state or foreign law. This contract has been filed as a life insurance policy or contract under applicable state laws.

There are two definitional tests for life insurance in section 7702 of the
Code: (1) Cash Value Accumulation Test, and (2) Guideline Premium Test. The selection of the tests is made at issue and cannot be changed thereafter. The choice of test is based on contract design and is dependent on several factors, including the insured's age at issue and intention of the owner concerning policy funding patterns. If this contract permits the policyholder to select the applicable test, this selection must be made at issue and cannot be changed. In some cases, only one test is available.

Under the Cash Value Accumulation Test, there must, at all times, be a minimum ratio of death benefit to cash value.
Compliance with the test is based on the contract design at issue. The premiums permitted under this test are based on the death benefit, age and characteristics of the insured and types of riders on the policy.

Under the Guideline Premium Test, there is a limit as to the amount of premium that can be paid into the contract in relation to the death benefit. The initial premium limit is based on the death benefit, age and characteristics of the insured and types of riders on the policy. The actual premium limits each year will depend on the amount of premiums paid in a prior year. In addition to this premium test, there is also a minimum ratio of death benefit to cash value under the Cash Value Corridor. This Corridor looks to the age of the insured and the cash value each year and may require periodic adjustments in death benefit for compliance. In general, the death benefit required under this test is lower in the early years than that under the Cash Value Accumulation Test.

Death Benefit Proceeds
The death benefit proceeds payable under this contract should be excludable from the gross income of the beneficiary under Code section 101(a)(1) unless there has been a transfer for valuable consideration or unless the specific requirements relating to Business and Corporate-Owned Policies are not met (see "Business and Corporate-Owned Policies"). Also, a policyholder should not be considered to be in constructive receipt of the cash value, including investment income. However, see the sections below on possible taxation of amounts received under the policy, via full surrender, withdrawal or loan.

As described above, Code section 7702 imposes certain conditions with respect to premiums received under a policy. We monitor the premiums paid in order to maintain compliance with such conditions. If the premium limitation is exceeded during the year, we may return the excess premium, with interest, to the policyholder within 60 days after the end of the policy year, in order to maintain the qualification of the contract as life insurance for federal income tax purposes.

Full Surrender
Upon full surrender of a contract for its cash value, the excess, if any, of the cash value (unreduced by any outstanding indebtedness) over the premiums paid will be treated as ordinary income for federal income tax purposes. The full surrender of a contract that is a modified endowment contract (see below) may result in the imposition of an additional 10% tax on any income received. If the contract is subject to a loan at time of surrender, the outstanding loan amount is included in the computation of the amount received at the time of surrender. Thus, in the event of a surrender of a contract that is subject to a loan, the loan amount may result in ordinary income at the time of surrender.

A contract that lapses is treated as a full surrender for federal income tax purposes.

Withdrawal
If the contract is not a modified endowment contract, withdrawals are generally not taxable as long as the amount withdrawn does not exceed the total of the premiums paid. If the contract is classified as a modified endowment contract, withdrawals and other distributions are fully taxable to the extent of income in the policy. (See below.) There are situations, however, in which a withdrawal from any contract (regardless of modified endowment contract status) can result in current taxation. A withdrawal, accompanied by a reduction in death benefits can result in current taxation under Code section 7702(f)(7), if the reduction in death benefits occurs during the first 15 years after a contract is issued. After 15 years, the withdrawal proceeds resulting from a reduction in death benefits will generally not be subject to tax, except to the extent such proceeds exceed the total amount of premiums paid but not previously recovered. Policyholders should consult with tax advisors in advance of a proposed decrease in death benefits or a withdrawal as to the portion, if any, which would be subject to tax, and in addition as to the impact such withdrawal might have under the rules affecting modified endowment contracts.

Loans
We believe that any loan received under a policy will be treated as your indebtedness. If the policy is a modified endowment contract, loans are fully taxable to the extent of income in the policy and are possibly subject to an additional 10% tax. If the policy is not a modified endowment contract, we believe that no part of any loan under a policy will constitute income to you as long as the policy remains in force. If there is a full surrender or lapse, an outstanding loan becomes part of the amount received upon surrender or lapse.

The deductibility by a policyholder of loan interest under a policy is limited under Code section 264. In most cases, there is no interest deduction permitted.

Business and Corporate-Owned Contracts
If the contract is owned by an entity engaged in a trade or business, there are Code provisions that impact the tax treatment of premiums, policy loan interest, contract earnings and death benefits. No deduction is permitted for premiums paid if the policyholder is a beneficiary under the contract. With limited exceptions, no deduction is allowed for interest paid or accrued on any loan. An interest deduction disallowance rule on interest relating to a different investment paid or incurred by the policyholder of a life insurance contract may also apply in the case of a contract insuring the life of an individual who is not an owner of the contract, or an officer, director, or employee of the policyholder's business.

Death benefits may be subject to income tax unless (1) specified provisions relating to written notice to the insureds and written consent from the insureds are satisfied, and (2) criteria are satisfied concerning the relationship between the insured and policyholder or the insured and the death benefits. The policyholder is solely responsible for ensuring that the notice and consent requirements and additional statutory criteria are satisfied. The policyholder must also comply with required annual reporting and recordkeeping requirements as set forth by the Internal Revenue Service. In addition, for certain corporate policyholders, the death benefits and contract earnings may be subject to tax under the corporate alternative minimum tax.

Modified Endowment Contracts

General
The premiums paid into a life insurance contract are tested under the "7-pay test" of Code section 7702A to determine if the contract will be classified as a modified endowment contract ("MEC"). This statutory test is mandated by the Code. Under this test, there is a premium limit that applies for the first 7 years of the contract and for 7 years after a material change to the contract.

If the contract is classified as a MEC, there is no change to the contractual terms of the policy; however, the tax treatment of loans, distributions and decreases is changed. For a MEC, loans and other distributions are taxed to the extent of gain (the excess of cash value over premiums paid).

There are situations in which a MEC may be intended by the policyholder. In these cases, the policyholder will be asked to sign an acknowledgement of intended MEC status either at issue or when the contract becomes classified as a MEC.

We will monitor premium payments to determine if the premium paid will exceed the MEC limit in effect at the time of the premium payment. Unless the contract is already a MEC and the policyholder has consented to MEC status, if a payment does exceed the limit and applying it to the contract would MEC status, we will remove the excess premium to reverse MEC status and offer the policyholder the opportunity to have the excess amounts reapplied. Premiums paid which are removed from the contract, with interest within 60 days after the end of the contract year are not treated as premiums paid and will not cause MEC status. If the policyholder chooses to have the premiums reapplied during the same contractyear and the contract becomes a MEC, the MEC status cannot be reversed. A life insurance contract received in exchange for a MEC will be treated as a MEC.

Reduction in Benefits During the First Seven Years
If during the first seven contract years there is a reduction in death benefits or reduction or elimination of certain other riders, the MEC test is recalculated assuming the lowered death benefits. This recalculation is retroactive back to the beginning of the contract and each premium actually paid is tested against the recalculated limit. For a contract with two insureds in which the death benefit is payable upon the death of the last insured, a reduction in death benefits at any time during the life of the contract will cause a retroactive recalculation of the MEC test back to issue and actual premiums paid will be tested against the recalculated limit. A contract that becomes a MEC due to a reduction in benefits and a recalculation cannot have MEC status reversed.

Distributions Affected
If a contract fails the MEC test, it is considered a MEC only as to distributions in the year in which the test is failed and all subsequent contract years. However, distributions made in anticipation of such failure (defined as specifically including distributions made within two years prior to such failure) are considered distributions under a MEC and are taxable in the year the contract becomes a MEC.

Penalty Tax
Any amounts taxable from a MEC will be subject to an additional 10% excise tax, except for distributions that are:

..  made on or after the taxpayer attains age 59 1/2

.. attributable to the taxpayer's disability (within the meaning of Code section 72(m)(7)); or

.. part of a series of substantially equal periodic payments (not less often than annually) made for the life (or life expectancy) of the taxpayer or the joint lives (or life expectancies) of the taxpayer and his beneficiary.

Material Change Rules
Any determination of whether the contract meets satisfied the MEC test will begin again any time the contract undergoes a "material change," which includes any increase in death benefits or any increase in or addition of a qualified additional benefit, except for an increase that is attributable to premiums paid "necessary to fund" the lowest death benefit and qualified additional benefits payable in the first seven contract years or to the crediting of interest or dividends with respect to these premiums.

A material change may occur at any time during the life of the contract (within the first seven years or thereafter), and future taxation of distributions or loans would depend upon whether the contract satisfied the MEC test from the time of the material change. An exchange of policies is considered to be a material change for all purposes.

Serial Purchase of MECs
All MECs issued by the same insurer (or affiliated companies of the insurer) to the same policyholder within the same calendar year will be treated as one MEC in determining the taxable portion of any loans or distributions made to the policyholder.

Limitations on Mortality and Expense Charges
The Code imposes limitations on mortality and expense charges in the computation of the definition of life insurance tests and in the MEC test. The mortality charges taken into account to compute permissible premium levels may not exceed those charges required to be used in determining the federal income tax reserve for the contract, unless U.S. Treasury regulations prescribe a different limitation. In addition, the expense charges taken into account under the Guideline Premium Test are required to be reasonable, as defined by the U.S. Treasury regulations. We will comply with the requirements in calculating all of the applicable tax limitations.

Qualified Plans
A contract may be used in conjunction with certain qualified plans. Since the rules governing such use are complex, you should not use the contract in conjunction with a qualified plan until you have consulted a pension, tax or legal advisor.

Diversification Standards
Code section 817(h) requires that all contracts be adequately diversified. Treasury regulations define the requirements and generally permit these requirements to be satisfied using separate accounts with separate funds or series of a fund, each of which meets the requirements. The regulations generally require that, on the last day of each calendar quarter the assets of the separate accounts or series be invested in no more than:

..  55% in any one investment

..  70% in any two investments

..  80% in any three investments

..  90% in any four investments

A "look-through" rule applies to treat a pro rata portion of each asset of a series as an asset of the Separate Account; therefore, each series will be tested for compliance with the percentage limitations. For purposes of these diversification rules, all securities of the same issuer are treated as a single investment, but each United States government agency or instrumentality is treated as a separate issuer.

We intend to comply with the Diversification Regulations to assure that the contracts qualify as life insurance contracts for federal income tax purposes.

Owner/Investor Control
The Treasury Department has indicated that the Diversification Regulations do not provide exclusive guidance regarding the circumstances under which policyholder control of the investments of the Separate Account will cause the policyholder to be treated as the owner of the assets of the Separate Account, thereby resulting in current taxation of contract earnings. It is also critical that the insurance company and not the policyholder have control of the assets held in the separate accounts. A policyholder can allocate Account Values from one fund of the separate account to another but cannot direct the investments each fund makes. If a policyholder has too much "investor control" of the assets supporting the separate account funds, then the policyholder may be taxed on the gain in the contract as it is earned rather than when it is withdrawn.

In 2003, formal guidance (Revenue Ruling 2003-91) was issued that indicated that if the number of underlying mutual funds available in a variable insurance contract does not exceed 20, the number of underlying mutual funds alone would not cause the contract to not qualify for the desired tax treatment. The guidance also stated that exceeding 20 investment options may be considered a factor, along with other factors, including the number of transfer opportunities available under the contract, when determining whether the contract qualifies for the desired tax treatment. The Revenue Ruling did not indicate any specific number of underlying mutual funds that would cause the contract to not provide the desired tax treatment but stated that whether the owner of a variable contract is to be treated as the owner of the assets held by the insurance company under the contract will depend on all of the facts and circumstances.

The Revenue Ruling considered certain variable annuity and variable life insurance contracts and held that the types of actual and potential control that the policyholders could exercise over the investment assets held by the insurance company under the variable contracts was not sufficient to cause the policyholders to be treated as the owners of those assets and thus to be subject to current income tax on the income and gains produced by those assets. Under this contract, like those described in the Revenue Ruling, there is no arrangement, plan, contract, or agreement between the policyholders and us regarding the availability of a particular investment option and, other than the policyholder's right to allocate premium payments and transfer funds among the available investment options, all investment decisions concerning the investment options will be made by us or an advisor in its sole and absolute discretion.

At this time, it cannot be determined whether additional guidance will be provided on this issue and what standards may be contained in such guidance. Should the there be any additional rules or regulations on this issue, including guidance limiting the number of underlying mutual funds, transfers between or among underlying mutual funds, exchanges of underlying mutual funds or changes in investment objectives of underlying mutual funds such that the contract would no longer qualify for tax deferred treatment, we reserve the right to modify the contract to the extent required to maintain favorable tax treatment.

Change or Assignment of Ownership, Exchange of Policies or Change of Insured Changing the policyholder or the insured or an exchange or assignment of the contract may have tax consequences depending on the circumstances. A change of insured under the same contract is not a tax-deferred event and for tax purposes, the policyholder will be treated as if the contract was fully surrendered and a new contract with a new insured was acquired. For exchanges in which the identity of the insured is not changed, Code section 1035 provides that a life insurance contract can be exchanged for another life insurance contract or for an annuity contract, without recognition of gain or loss, assuming that no money or other property is received in the exchange, and that the policies relate to the same insured. If the surrendered contract is subject to a contract loan and the newly acquired contract is not subject to the same loan, this may be treated as the receipt of money on the exchange. To qualify under section 1035, the contract proceeds must be transferred directly from one insurer to another insurer. We recommend that any person contemplating such actions seek the advice of a legal or tax advisor.

Other Taxes
Federal estate tax, state and local estate, inheritance and other tax consequences of ownership or receipt of contract proceeds depend on the circumstances of each policyholder or beneficiary. We do not make any representations regarding the tax consequences with respect to these types of taxes.

Withholding and Information Reporting
We are required to file information returns with the Internal Revenue Service and state taxation or revenue authorities in the event that there is a distribution from your contract that may have tax consequences and in certain other circumstances. In order to comply with our requirements, from time to time, we request that the policyholder provide certain information, including social security number or tax identification number and current address.

We are also required to withhold federal income taxes on the taxable portion of any amounts received under the contract unless you elect to not have any withholding or in certain other circumstances. You are not permitted to elect out of withholding if you do not provide a social security number or other taxpayer identification number. Special withholding rules apply to payments made to nonresident aliens. You are liable for payment of federal income taxes on the taxable portion of any amounts received under the contract. You may be subject to penalties if your withholding or estimated tax payments are insufficient. Certain states also require withholding of state income taxes on the taxable portion of amounts received. State laws differ regarding the procedure by which these amounts are computed and the extent to which a policyholder can elect out of withholding.

In 2004, the Department of Treasury ruled that income received by residents of Puerto Rico under a life insurance contract issued by a United States company is U.S.-source income that is subject to United States Federal income tax. See Rev. Rul. 2004-74, 2004-31 I.R.B. 109. This ruling is also understood to apply to other nonresident alien policyholders.

The Phoenix Companies, Inc. -
 Legal Proceedings about Company Subsidiaries
--------------------------------------------------------------------------------

We are regularly involved in litigation and arbitration, both as a defendant and as a plaintiff. The litigation and arbitration naming us as a defendant ordinarily involves our activities as an insurer, employer, investor or investment advisor. It is not feasible to predict or determine the ultimate outcome of all legal or arbitration proceedings or to provide reasonable ranges of potential losses. Based on current information, we believe that the outcomes of our litigation and arbitration matters are not likely, either individually or in the aggregate, to have a material adverse effect on our financial condition. However, given the large or indeterminate amounts sought in certain of these matters and the inherent unpredictability of litigation and arbitration, it is possible that an adverse outcome in certain matters could, from time to time, have a material adverse effect on our results of operations or cash flows in particular quarterly or annual periods.

State regulatory bodies, the SEC, the Financial Industry Regulatory Authority ("FINRA"), the IRS and other regulatory bodies regularly make inquiries of us and, from time to time, conduct examinations or investigations concerning our compliance with laws and regulations related to, among other things, our insurance and broker-dealer subsidiaries, securities offerings and registered products. We endeavor to respond to such inquiries in an appropriate way and to take corrective action if warranted.

For example, in the fourth quarter of 2008, the State of Connecticut Insurance Department initiated the on-site portion of a routine financial examination of the Connecticut domiciled life insurance subsidiaries of Phoenix Life for the five year period ending December 31, 2008.

Regulatory actions may be difficult to assess or quantify, may seek recovery of indeterminate amounts, including punitive and treble damages, and the nature and magnitude of their outcomes may remain unknown for substantial periods of time. It is not feasible to predict or determine the ultimate outcome of all pending inquiries, investigations, legal proceedings and other regulatory actions, or to provide reasonable ranges of potential losses. Based on current information, we believe that the outcomes of our regulatory matters are not likely, either individually or in the aggregate, to have a material adverse effect on our financial condition. However, given the large or indeterminate amounts sought in certain of these actions and the inherent unpredictability of regulatory matters, it is possible that an adverse outcome in certain matters could, from time to time, have a material adverse effect on our results of operation or cash flows in particular quarterly or annual periods.

Financial Statements
--------------------------------------------------------------------------------

The financial statements of PHLVIC Variable Universal Life Account as of December 31, 2008, and the results of its operations and the changes in its net assets for each of the periods indicated and the financial statements of PHL Variable Insurance Company as of December 31, 2008 and 2007, and for each of the three years in the period ended December 31, 2008 are contained in the Statement of Additional Information (SAI), which you can get free of charge by calling the toll free number given on page one or by writing to us at Phoenix Variable Products Mail Operations, P.O. Box 8027, Boston MA 02266-8027, or by visiting our website www.phoenixwm.com. In addition, the SAI is available on the SEC's website at www.sec.gov. The financial statements of PHL Variable Insurance Company included herein should be considered only as bearing upon the ability of PHL Variable Insurance Company to meet its obligations under the policies. You should not consider them as bearing on the investment performance of the assets held in the Separate Account or the Guaranteed Interest Accounts' rates that we credit during a guarantee period.

Distribution of Policies
--------------------------------------------------------------------------------

The Company has appointed PEPCO to serve as the principal underwriter and distributor of the securities offered through this prospectus, pursuant to the terms of a distribution agreement. PEPCO, which is an affiliate of the Company, also acts as the principal underwriter and distributor of other variable life insurance policies and variable annuity contracts issued by the Company and its affiliated companies. The Company reimburses PEPCO for expenses PEPCO incurs in distributing the policies (e.g., commissions payable to retail broker-dealers who sell the policies). PEPCO does not retain any fees under the policies; however, PEPCO may receive 12b-1 fees from the funds.

PEPCO's principal executive offices are located at 610 W. Germantown Pike, Suite 460, Plymouth Meeting, PA 19462. PEPCO is registered as a broker-dealer with the SEC under the Securities Exchange Act of 1934, as well as the securities commissions in the states in which it operates, and is a member of the Financial Industry Regulatory Authority ("FINRA").

PEPCO and the Company enter into selling agreements with broker-dealers who are registered with the SEC and are members of FINRA, and with entities that may offer the policies but are exempt from registration. Applications for the policy are solicited by registered representatives who are associated persons of such broker-dealer firms. Those representatives act as appointed agents of the Company under applicable state insurance law and must be licensed to sell variable life insurance products. The Company intends to offer the policy in all jurisdictions where it is licensed to do business and where the policy is approved. The policies are offered on a continuous basis.

Compensation
Broker-dealers having selling agreements with PEPCO and PHL Variable are paid compensation for the promotion and sale of the policies. Registered representatives who solicit sales of the policy typically receive a portion of the compensation payable to the broker-dealer firm, depending on the agreement between the firm and the registered representatives. A broker-dealer firm or registered representative of a firm may receive different compensation for selling one product over another and/or may be inclined to favor or disfavor one product provider over another product provider due to differing compensation rates.

Compensation paid on the policies, as well as other incentives or payments, is not assessed as an additional direct charge to policy owners or the Separate Account. Instead, you pay for sales and distribution expenses through overall charges and fees assessed under your policy. For example, front end sales charges, per thousand sales loads, and /or any profits PHL Variable may realize through assessing the mortality and expense risk charge under your policy may be used to pay for sales and distribution expenses. PHL Variable may also pay for sales and distribution expenses out of any payments PHL Variable or PEPCO may receive from the Funds for providing administrative, marketing and other support and services to the Funds.

The amount and timing of overall compensation, which includes both commissions and the additional compensation as outlined below, may vary depending on the selling and other agreements in place. The additional compensation or reimbursement we pay to certain broker-dealers may be paid in the form of flat fees. However, these payments may be represented as a percentage of expected premium payments. Sales commissions will be paid to registered representatives on purchase payments we receive under these policies. Phoenix will pay up to a maximum total sales commission of up to 115% of target premium payments in the first policy year, up to 20% of excess target premium payments in the first policy year, up to 20% of target premium payments in the following policy years, and asset based fees of up to 0.25% of policy value in the following policy years.

Percentage of Premium Payment
We generally pay compensation as a percentage of premium payments invested in the policy ("commissions"). In addition, we pay periodic asset-based commission based on all or a portion of the policy value. The amount of commissions we pay may vary depending on the selling agreement.

Promotional Incentives and Payments
To the extent permitted by FINRA rules and other applicable laws and regulations, PEPCO may pay or allow other promotional incentives or payments in the firm of cash or other compensation.

Preferred Distribution Arrangements
PHL Variable and PEPCO have also entered into preferred distribution arrangements with certain broker-dealer firms. These arrangements are sometimes called "shelf space" arrangements. Under these arrangements, PHL Variable and PEPCO pay separate, additional compensation to the broker-dealer firm for services the broker-dealer provides in connection with the distribution of the Company's products. The payments are made from the Company's general assets and they may be significant. The broker-dealer may realize a profit on these payments. These services may include providing PHL Variable with access to the distribution network of the broker-dealer, the hiring and training of the broker-dealer's sales personnel, the sponsoring of conferences and seminars by the broker-dealer, or general marketing services performed by the broker-dealer. The broker-dealer may also provide other services or incur other costs in connection with distributing PHL Variable's products.

These preferred distribution arrangements will not be offered to all broker-dealer firms and the terms of such arrangements may differ between broker-dealer firms. Compensation payable under such arrangements may be based on: aggregate, net or anticipated sales of the policies; total assets attributable to sale of the policies by registered representatives of the broker-dealer firm; the length of time that a policy owner has owned the policy; meeting certain sales thresholds; and/or actual or anticipated overhead expenses incurred by the broker-dealer firms in offering the policies and other variable insurance products offered by PHL Variable or its affiliates. Compensation under these arrangements may be in the form of one-time or periodic lump sum payments. The Company and PEPCO have entered into such arrangements with Pierce, Fenner & Smith, Inc., Wachovia Securities, Woodbury Securities, AXA Network, A.G. Edwards & Sons, Inc., FFR Financial and Insurance Services, Crump Group, Inc., Capitas Financial, LLC, CPS Insurance Services, Inc., and Highland Capital Brokerage, Inc.

APPENDIX A - Investment Options
--------------------------------------------------------------------------------

Please note that not all funds listed here may be offered with this product. Please refer to page one of this prospectus for a list of the funds offered with this product.


                     Fund Name                                         Investment Objective
AIM V.I. Capital Appreciation Fund                    Growth of capital














--------------------------------------------------------------------------------------------------------------
AIM V.I. Core Equity Fund /1, 3/                      Growth of capital














--------------------------------------------------------------------------------------------------------------
AIM V.I. Mid Cap Core Equity Fund /1, 3/              Long term growth of capital














--------------------------------------------------------------------------------------------------------------
Alger American Capital Appreciation Portfolio /1, 3/  Long term capital appreciation
--------------------------------------------------------------------------------------------------------------
AllianceBernstein VPS Balanced Wealth Strategy        To maximize total return consistent with the Adviser's
Portfolio                                             determination of reasonable risk
--------------------------------------------------------------------------------------------------------------
AllianceBernstein VPS Wealth Appreciation Strategy    Long-term growth of capital
Portfolio
--------------------------------------------------------------------------------------------------------------
DWS Equity 500 Index VIP                              Seeks to replicate, as closely as possible, before the
                                                      deduction of expenses, the performance of the
                                                      Standard & Poor's 500 Composite Stock Price Index,
                                                      which emphasizes stocks of large U.S. companies
--------------------------------------------------------------------------------------------------------------
DWS Small Cap Index VIP                               Seeks to replicate, as closely as possible, before the
                                                      deduction of expenses, the performance of the
                                                      Russell 2000(R) Index, which emphasizes stocks of
                                                      small US companies
--------------------------------------------------------------------------------------------------------------

                     Fund Name                              Investment Advisor / Subadvisor
AIM V.I. Capital Appreciation Fund                    Invesco Aim Advisors, Inc.
                                                       Subadvisor(s): Invesco Trimark Ltd.;
                                                        Invesco Global Asset Management
                                                        (N.A.), Inc.;
                                                        Invesco Institutional (N.A.), Inc.;
                                                        Invesco Senior Secured
                                                        Management, Inc.;
                                                        Invesco Hong Kong Limited;
                                                        Invesco Asset Management
                                                        Limited;
                                                        Invesco Asset Management
                                                        (Japan) Limited;
                                                        Invesco Asset Management
                                                        Deutschland, GmbH; and
                                                        Invesco Australia Limited
---------------------------------------------------------------------------------------------------
AIM V.I. Core Equity Fund /1, 3/                      Invesco Aim Advisors, Inc.
                                                       Subadvisor(s): Invesco Trimark Ltd..;
                                                        Invesco Global Asset Management
                                                        (N.A.), Inc.;
                                                        Invesco Institutional (N.A.), Inc.;
                                                        Invesco Senior Secured
                                                        Management, Inc.;
                                                        Invesco Hong Kong Limited;
                                                        Invesco Asset Management
                                                        Limited;
                                                        Invesco Asset Management
                                                        (Japan) Limited;
                                                        Invesco Asset Management
                                                        Deutschland, GmbH; and
                                                        Invesco Australia Limited
---------------------------------------------------------------------------------------------------
AIM V.I. Mid Cap Core Equity Fund /1, 3/              Invesco Aim Advisors, Inc.
                                                       Subadvisor(s): Invesco Trimark Ltd.;
                                                        Invesco Global Asset Management
                                                        (N.A.), Inc.;
                                                        Invesco Institutional (N.A.), Inc.;
                                                        Invesco Senior Secured
                                                        Management, Inc.;
                                                        Invesco Hong Kong Limited;
                                                        Invesco Asset Management
                                                        Limited;
                                                        Invesco Asset Management
                                                        (Japan) Limited;
                                                        Invesco Asset Management
                                                        Deutschland, GmbH; and
                                                        Invesco Australia Limited
---------------------------------------------------------------------------------------------------
Alger American Capital Appreciation Portfolio /1, 3/  Fred Alger Management, Inc.
---------------------------------------------------------------------------------------------------
AllianceBernstein VPS Balanced Wealth Strategy        AllianceBernstein L.P.
Portfolio
---------------------------------------------------------------------------------------------------
AllianceBernstein VPS Wealth Appreciation Strategy    AllianceBernstein L.P.
Portfolio
---------------------------------------------------------------------------------------------------
DWS Equity 500 Index VIP                              Deutsche Investment Management Americas Inc.
                                                       Subadvisor: Northern Trust Investments, N.A


---------------------------------------------------------------------------------------------------
DWS Small Cap Index VIP                               Deutsche Investment Management Americas Inc.
                                                       Subadvisor: Northern Trust Investments, N.A


---------------------------------------------------------------------------------------------------


                         Fund Name                                            Investment Objective
Federated Fund for U.S. Government Securities II             Current income by investing primarily in U.S.
                                                             government securities and U.S Treasury and agency
                                                             debenture securities
----------------------------------------------------------------------------------------------------------------------
Federated High Income Bond Fund II                           High current income by investing in high yield, lower
                                                             rated corporate bonds
----------------------------------------------------------------------------------------------------------------------
Fidelity VIP Contrafund(R) Portfolio                         Long-term capital appreciation
----------------------------------------------------------------------------------------------------------------------
Fidelity VIP Growth Opportunities Portfolio                  Capital growth
----------------------------------------------------------------------------------------------------------------------
Fidelity VIP Growth Portfolio                                Capital appreciation
----------------------------------------------------------------------------------------------------------------------
Fidelity VIP Investment Grade Bond Portfolio                 As high a level of current income as is consistent with
                                                             the preservation of capital

----------------------------------------------------------------------------------------------------------------------
Franklin Flex Cap Growth Securities Fund                     Capital appreciation
----------------------------------------------------------------------------------------------------------------------
Franklin Income Securities Fund                              Maximize income while maintaining prospects for
                                                             capital appreciation
----------------------------------------------------------------------------------------------------------------------
Lazard Retirement U.S. Small Cap Equity Portfolio /1, 3, 4/  Long term capital appreciation
----------------------------------------------------------------------------------------------------------------------
Lord Abbett Bond-Debenture Portfolio                         High current income and the opportunity for capital
                                                             appreciation to produce a high total return
----------------------------------------------------------------------------------------------------------------------
Lord Abbett Growth and Income Portfolio                      Long-term growth of capital and income without
                                                             excessive fluctuations in market value
----------------------------------------------------------------------------------------------------------------------
Lord Abbett Mid-Cap Value Portfolio                          Capital appreciation through investments, primarily in
                                                             equity securities which are believed to be undervalued
                                                             in the marketplace
----------------------------------------------------------------------------------------------------------------------
Mutual Shares Securities Fund                                Capital appreciation with income as a secondary goal
----------------------------------------------------------------------------------------------------------------------
Neuberger Berman AMT Small Cap Growth Portfolio              Long term capital growth

----------------------------------------------------------------------------------------------------------------------
Neuberger Berman AMT Guardian Portfolio                      Long term growth of capital; current income is a
                                                             secondary goal
----------------------------------------------------------------------------------------------------------------------
Oppenheimer Capital Appreciation Fund/VA                     Capital appreciation by investing in securities of well-
                                                             known, established companies
----------------------------------------------------------------------------------------------------------------------
Oppenheimer Global Securities Fund/VA                        Long-term capital appreciation by investing in
                                                             securities of foreign insurers, "growth-type"
                                                             companies, cyclical industries and special situations
----------------------------------------------------------------------------------------------------------------------
Oppenheimer Main Street Small-Cap Fund/VA                    Capital appreciation
----------------------------------------------------------------------------------------------------------------------
Phoenix Capital Growth Series                                Intermediate and long-term capital appreciation with
                                                             income as a secondary consideration
----------------------------------------------------------------------------------------------------------------------
Phoenix Dynamic Asset Allocation Series: Aggressive          Long-term capital growth
Growth
----------------------------------------------------------------------------------------------------------------------
Phoenix Dynamic Asset Allocation Series: Growth              Long-term capital growth with current income as a
                                                             secondary consideration
----------------------------------------------------------------------------------------------------------------------
Phoenix Dynamic Asset Allocation Series: Moderate            Current income with capital growth as a secondary
                                                             consideration
----------------------------------------------------------------------------------------------------------------------
Phoenix Dynamic Asset Allocation Series: Moderate            Long-term capital growth and current income with a
Growth                                                       greater emphasis on capital growth
----------------------------------------------------------------------------------------------------------------------
Phoenix Growth and Income Series                             Capital appreciation and current income.

----------------------------------------------------------------------------------------------------------------------
Phoenix Mid-Cap Growth Series                                Capital appreciation

----------------------------------------------------------------------------------------------------------------------
Phoenix Money Market Series                                  As high a level of current income as is consistent with
                                                             the preservation of capital and maintenance of
                                                             liquidity
----------------------------------------------------------------------------------------------------------------------
Phoenix Multi-Sector Fixed Income Series                     Long-term total return

----------------------------------------------------------------------------------------------------------------------
Phoenix Multi-Sector Short Term Bond Series                  High current income while attempting to limit
                                                             changes in the series' net asset value per share
                                                             caused by interest rate changes
----------------------------------------------------------------------------------------------------------------------
Phoenix Small-Cap Growth Series                              Long-term capital growth
(previously known as Phoenix-Alger Small-Cap
Growth Series)
----------------------------------------------------------------------------------------------------------------------
Phoenix Strategic Allocation Series                          High total return over an extended period of time
                                                             consistent with prudent investment risk


----------------------------------------------------------------------------------------------------------------------

                         Fund Name                                     Investment Advisor / Subadvisor
Federated Fund for U.S. Government Securities II             Federated Investment Management Company


-----------------------------------------------------------------------------------------------------------------
Federated High Income Bond Fund II                           Federated Investment Management Company

-----------------------------------------------------------------------------------------------------------------
Fidelity VIP Contrafund(R) Portfolio                         Fidelity Management and Research Company
-----------------------------------------------------------------------------------------------------------------
Fidelity VIP Growth Opportunities Portfolio                  Fidelity Management and Research Company
-----------------------------------------------------------------------------------------------------------------
Fidelity VIP Growth Portfolio                                Fidelity Management and Research Company
-----------------------------------------------------------------------------------------------------------------
Fidelity VIP Investment Grade Bond Portfolio                 Fidelity Management and Research Company
                                                              Subadvisor: Fidelity Investments Money
                                                               Management, Inc.
-----------------------------------------------------------------------------------------------------------------
Franklin Flex Cap Growth Securities Fund                     Franklin Advisers, Inc.
-----------------------------------------------------------------------------------------------------------------
Franklin Income Securities Fund                              Franklin Advisers, Inc.

-----------------------------------------------------------------------------------------------------------------
Lazard Retirement U.S. Small Cap Equity Portfolio /1, 3, 4/  Lazard Asset Management LLC
-----------------------------------------------------------------------------------------------------------------
Lord Abbett Bond-Debenture Portfolio                         Lord, Abbett & Co. LLC

-----------------------------------------------------------------------------------------------------------------
Lord Abbett Growth and Income Portfolio                      Lord, Abbett & Co. LLC

-----------------------------------------------------------------------------------------------------------------
Lord Abbett Mid-Cap Value Portfolio                          Lord, Abbett & Co. LLC


-----------------------------------------------------------------------------------------------------------------
Mutual Shares Securities Fund                                Franklin Mutual Advisers, LLC
-----------------------------------------------------------------------------------------------------------------
Neuberger Berman AMT Small Cap Growth Portfolio              Neuberger Berman Management LLC
                                                              Subadvisor: Neuberger Berman, LLC
-----------------------------------------------------------------------------------------------------------------
Neuberger Berman AMT Guardian Portfolio                      Neuberger Berman Management LLC
                                                              Subadvisor: Neuberger Berman, LLC
-----------------------------------------------------------------------------------------------------------------
Oppenheimer Capital Appreciation Fund/VA                     OppenheimerFunds, Inc.

-----------------------------------------------------------------------------------------------------------------
Oppenheimer Global Securities Fund/VA                        OppenheimerFunds, Inc.


-----------------------------------------------------------------------------------------------------------------
Oppenheimer Main Street Small-Cap Fund/VA                    OppenheimerFunds, Inc.
-----------------------------------------------------------------------------------------------------------------
Phoenix Capital Growth Series                                Phoenix Variable Advisors, Inc.
                                                              Subadvisor: Neuberger Berman Management LLC
-----------------------------------------------------------------------------------------------------------------
Phoenix Dynamic Asset Allocation Series: Aggressive          Phoenix Variable Advisors, Inc. Limited Services
Growth                                                        Subadvisor: Ibbotson Associates, Inc.
-----------------------------------------------------------------------------------------------------------------
Phoenix Dynamic Asset Allocation Series: Growth              Phoenix Variable Advisors, Inc. Limited Services
                                                              Subadvisor: Ibbotson Associates, Inc.
-----------------------------------------------------------------------------------------------------------------
Phoenix Dynamic Asset Allocation Series: Moderate            Phoenix Variable Advisors, Inc. Limited Services
                                                              Subadvisor: Ibbotson Associates, Inc.
-----------------------------------------------------------------------------------------------------------------
Phoenix Dynamic Asset Allocation Series: Moderate            Phoenix Variable Advisors, Inc. Limited Services
Growth                                                        Subadvisor: Ibbotson Associates, Inc.
-----------------------------------------------------------------------------------------------------------------
Phoenix Growth and Income Series                             Phoenix Variable Advisors, Inc.
                                                              Subadvisor: Virtus Investment Advisers, Inc.
-----------------------------------------------------------------------------------------------------------------
Phoenix Mid-Cap Growth Series                                Phoenix Variable Advisors, Inc.
                                                              Subadvisor: Neuberger Berman Management, LLC
-----------------------------------------------------------------------------------------------------------------
Phoenix Money Market Series                                  Phoenix Variable Advisors, Inc.
                                                              Subadvisor: Goodwin Capital Advisers, Inc.

-----------------------------------------------------------------------------------------------------------------
Phoenix Multi-Sector Fixed Income Series                     Phoenix Variable Advisors, Inc.
                                                              Subadvisor: Goodwin Capital Advisers, Inc.
-----------------------------------------------------------------------------------------------------------------
Phoenix Multi-Sector Short Term Bond Series                  Phoenix Variable Advisors, Inc.
                                                              Subadvisor: Goodwin Capital Advisers, Inc.

-----------------------------------------------------------------------------------------------------------------
Phoenix Small-Cap Growth Series                              Phoenix Variable Advisors, Inc.
(previously known as Phoenix-Alger Small-Cap                  Subadvisor: Neuberger Berman Management LLC
Growth Series)
-----------------------------------------------------------------------------------------------------------------
Phoenix Strategic Allocation Series                          Phoenix Variable Advisors, Inc.
                                                              Subadvisors: Goodwin Capital Advisers, Inc. (fixed
                                                               income portion) Virtus Investment
                                                               Advisers, Inc. (equity portion)
-----------------------------------------------------------------------------------------------------------------


                        Fund Name                                            Investment Objective
Phoenix-Aberdeen International Series                       High total return consistent with reasonable risk

---------------------------------------------------------------------------------------------------------------------
Phoenix-Duff & Phelps Real Estate Securities Series         Capital appreciation and income with approximately
                                                            equal emphasis

---------------------------------------------------------------------------------------------------------------------
Phoenix-Sanford Bernstein Mid-Cap Value Series /5/          Long-term growth of capital.

---------------------------------------------------------------------------------------------------------------------
Phoenix-Sanford Bernstein Small-Cap Value Series /7/        Long-term growth of capital by investing primarily in
                                                            small-capitalization stocks that appear to be
                                                            undervalued.
---------------------------------------------------------------------------------------------------------------------
Phoenix-Van Kampen Comstock Series                          Long-term capital appreciation with current income
                                                            as a secondary consideration

---------------------------------------------------------------------------------------------------------------------
Phoenix-Van Kampen Equity 500 Index Series                  High total return


---------------------------------------------------------------------------------------------------------------------
PIMCO CommodityRealReturn/TM/ Strategy Portfolio            Seeks maximum real return consistent with prudent
                                                            investment management
---------------------------------------------------------------------------------------------------------------------
PIMCO Real Return Portfolio                                 Seeks maximum real return, consistent with
                                                            preservation of real capital and prudent investment
                                                            management
---------------------------------------------------------------------------------------------------------------------
PIMCO Total Return Portfolio                                Seeks maximum total return, consistent with
                                                            preservation of capital and prudent investment
                                                            management
---------------------------------------------------------------------------------------------------------------------
Rydex Variable Trust Inverse Government Long Bond           Seeks to provide total returns that inversely correlate
Strategy Fund /1, 3/                                        to the price movements of a benchmark for U.S.
                                                            Treasury debt instruments or futures contract on a
                                                            specified debt instrument. The Fund's current
                                                            benchmark is the inverse of the daily price movement
                                                            of the Long Treasury Bond.
---------------------------------------------------------------------------------------------------------------------
Rydex Variable Trust Nova Fund /1, 3/                       Seeks to provide investment results that match the
                                                            performance of its benchmark on a daily basis. The
                                                            Fund's current benchmark is 150% of the
                                                            performance of the S&P 500 Index
---------------------------------------------------------------------------------------------------------------------
Rydex Variable Trust All-Cap Opportunity Fund /1, 3, 6, 8/  Seeks long-term capital appreciation
(previously known as Rydex Variable Trust Sector
Rotation Fund)
---------------------------------------------------------------------------------------------------------------------
Sentinel VPT Balanced Fund                                  Seeks a combination of growth of capital and current
                                                            income, with relatively low risk and relatively low
                                                            fluctuations in value
---------------------------------------------------------------------------------------------------------------------
Sentinel VPT Bond Fund                                      Seeks high current income while seeking to control
                                                            risk
---------------------------------------------------------------------------------------------------------------------
Sentinel VPT Common Stock Fund                              Seeks a combination of growth of capital, current
                                                            income, growth of income and relatively low risk as
                                                            compared with the stock market as a whole
---------------------------------------------------------------------------------------------------------------------
Sentinel VPT Mid Cap Growth Fund                            Seeks growth of capital
---------------------------------------------------------------------------------------------------------------------
Sentinel VPT Small Company Fund                             Seeks growth of capital
---------------------------------------------------------------------------------------------------------------------
Summit S&P MidCap 400 Index Portfolio                       Seeks investment results that correspond to the total
                                                            return performance of U.S. common stock, as
                                                            represented by the S&P MidCap 400 Index
---------------------------------------------------------------------------------------------------------------------
Templeton Developing Markets Securities Fund                Long-term capital appreciation
---------------------------------------------------------------------------------------------------------------------
Templeton Foreign Securities Fund                           Long-term capital growth
---------------------------------------------------------------------------------------------------------------------
Templeton Global Asset Allocation Fund /2, 3/               High total return
---------------------------------------------------------------------------------------------------------------------
Templeton Growth Securities Fund                            Long-term capital growth
---------------------------------------------------------------------------------------------------------------------
Van Kampen UIF Equity and Income Portfolio                  Capital appreciation and current income
---------------------------------------------------------------------------------------------------------------------
Wanger International Select                                 Long-term growth of capital
---------------------------------------------------------------------------------------------------------------------
Wanger International (previously known as Wanger            Long-term growth of capital
International Small Cap)
---------------------------------------------------------------------------------------------------------------------
Wanger Select                                               Long-term growth of capital
---------------------------------------------------------------------------------------------------------------------
Wanger USA (previously known as Wanger U.S.                 Long-term growth of capital
Smaller Companies)
---------------------------------------------------------------------------------------------------------------------

                        Fund Name                                  Investment Advisor / Subadvisor
Phoenix-Aberdeen International Series                       Phoenix Variable Advisors, Inc.
                                                             Subadvisor: Aberdeen Asset Management Inc.
----------------------------------------------------------------------------------------------------------
Phoenix-Duff & Phelps Real Estate Securities Series         Phoenix Variable Advisors, Inc.
                                                             Subadvisor: Duff & Phelps Investment
                                                              Management Company
----------------------------------------------------------------------------------------------------------
Phoenix-Sanford Bernstein Mid-Cap Value Series /5/          Phoenix Variable Advisors, Inc.
                                                             Subadvisor: AllianceBernstein L.P. /6 /
----------------------------------------------------------------------------------------------------------
Phoenix-Sanford Bernstein Small-Cap Value Series /7/        Phoenix Variable Advisors, Inc.
                                                             Subadvisor: AllianceBernstein L.P. /6/

----------------------------------------------------------------------------------------------------------
Phoenix-Van Kampen Comstock Series                          Phoenix Variable Advisors, Inc.
                                                             Subadvisor: Morgan Stanley Investment
                                                              Management Inc., d/b/a Van Kampen
----------------------------------------------------------------------------------------------------------
Phoenix-Van Kampen Equity 500 Index Series                  Phoenix Variable Advisors, Inc.
                                                             Subadvisor: Morgan Stanley Investment
                                                              Management Inc., d/b/a Van Kampen
----------------------------------------------------------------------------------------------------------
PIMCO CommodityRealReturn/TM/ Strategy Portfolio            Pacific Investment Management Company LLC

----------------------------------------------------------------------------------------------------------
PIMCO Real Return Portfolio                                 Pacific Investment Management Company LLC


----------------------------------------------------------------------------------------------------------
PIMCO Total Return Portfolio                                Pacific Investment Management Company LLC


----------------------------------------------------------------------------------------------------------
Rydex Variable Trust Inverse Government Long Bond           Rydex Investments
Strategy Fund /1, 3/




----------------------------------------------------------------------------------------------------------
Rydex Variable Trust Nova Fund /1, 3/                       Rydex Investments



----------------------------------------------------------------------------------------------------------
Rydex Variable Trust All-Cap Opportunity Fund /1, 3, 6, 8/  Rydex Investments
(previously known as Rydex Variable Trust Sector
Rotation Fund)
----------------------------------------------------------------------------------------------------------
Sentinel VPT Balanced Fund                                  Sentinel Asset Management, Inc.


----------------------------------------------------------------------------------------------------------
Sentinel VPT Bond Fund                                      Sentinel Asset Management, Inc.

----------------------------------------------------------------------------------------------------------
Sentinel VPT Common Stock Fund                              Sentinel Asset Management, Inc.


----------------------------------------------------------------------------------------------------------
Sentinel VPT Mid Cap Growth Fund                            Sentinel Asset Management, Inc.
----------------------------------------------------------------------------------------------------------
Sentinel VPT Small Company Fund                             Sentinel Asset Management, Inc.
----------------------------------------------------------------------------------------------------------
Summit S&P MidCap 400 Index Portfolio                       Calvert Asset Management Company, Inc.
                                                             Subadvisor: Summit Investment Partners, Inc.

----------------------------------------------------------------------------------------------------------
Templeton Developing Markets Securities Fund                Templeton Asset Management Ltd.
----------------------------------------------------------------------------------------------------------
Templeton Foreign Securities Fund                           Templeton Investment Counsel, LLC
----------------------------------------------------------------------------------------------------------
Templeton Global Asset Allocation Fund /2, 3/               Templeton Investment Counsel, LLC
----------------------------------------------------------------------------------------------------------
Templeton Growth Securities Fund                            Templeton Global Advisors Limited
----------------------------------------------------------------------------------------------------------
Van Kampen UIF Equity and Income Portfolio                  Morgan Stanley Investment Management Inc.
----------------------------------------------------------------------------------------------------------
Wanger International Select                                 Columbia Wanger Asset Management, L.P.
----------------------------------------------------------------------------------------------------------
Wanger International (previously known as Wanger            Columbia Wanger Asset Management, L.P.
International Small Cap)
----------------------------------------------------------------------------------------------------------
Wanger Select                                               Columbia Wanger Asset Management, L.P.
----------------------------------------------------------------------------------------------------------
Wanger USA (previously known as Wanger U.S.                 Columbia Wanger Asset Management, L.P.
Smaller Companies)
----------------------------------------------------------------------------------------------------------

--------

/1/ This fund is closed to new investors on May 1, 2006.

/2/ This fund is closed to new investors on October 29, 2001.

/3/ Contract/policy owners who had value allocated to a fund before its applicable closure date, the following restrictions apply: (1) only regular premium payments are allowed into the fund; (2) no transfers from other funds are allowed into the fund; (3) existing allocation percentages may only be reduced and the fund may not be added to an allocation schedule;
    (4) existing DCA percentages may only be reduced and the fund may not be added to a DCA allocation schedule; and (5) existing rebalancing percentages may only be reduced and the fund may not be added to the rebalancing allocation schedule.

/4/ Effective June 1, 2009 to be known as Lazard Retirement U.S. Small-Mid Cap
    Equity Portfolio.

/5/ Effective May 4, 2009, to be known as Phoenix Mid-Cap Value Series.

/6/ Effective May 4, 2009 new Subadvisor to be Westwood Management Corp.

/7/ Effective May 4, 2009, to be known as Phoenix Small-Cap Value Series.

/8/ Name change effective May 1, 2009.

                       [LOGO]

                       PHL Variable Insurance Company
                       PO Box 22012
                       Albany, NY 12201-2012

--------------------------------------------------------------------------------
Additional information about the Phoenix Joint Edge(R) VUL policy (the
"Policy") and the PHLVIC Variable Universal Life Account (the "Separate Account") is contained in the Policy's Statement of Additional Information ("SAI") dated May 1, 2009, which has been filed with the Securities and Exchange Commission ("SEC") and is incorporated by reference into this prospectus.
The SAI, personalized illustrations of death benefits and net surrender values are available, without charge, upon request. Inquiries and requests for the SAI and other requests should be directed in writing to Phoenix Variable Products Mail Operations, PO Box 8027, Boston, Massachusetts 02266-8027, or by telephone at (800) 541-0171, or you can download the SAI from the Phoenix Companies, Inc., web site phoenixwm.com.
Information about the Separate Account, including the SAI, can be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. You can obtain information on the operation of the Public Reference Room by calling the SEC at
(202) 551-8090. Reports and other information about the Separate Account are available on the EDGAR Database on the SEC's Internet site at http://www.sec.gov. Copies of the information may be obtained, after paying a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing the SEC Public Reference Section, 100 F Street, NE, Room 1580, Washington, D.C. 20549.
PHL Variable Insurance Company
A member of The Phoenix Companies, Inc.
phoenixwm.com
O8JE
Investment Company Act File No. 811-09065

                                   L4951PR (C) 2009 The Phoenix Companies, Inc.      5/09

                                    PART B

                           Phoenix Joint Edge(R) VUL

                    PHLVIC Variable Universal Life Account

                   Issued by: PHL Variable Insurance Company

 STATEMENT OF ADDITIONAL INFORMATION                              May 1, 2009

                               -----------------

      Flexible Premium Fixed and Variable Universal Life Insurance Policy

This Statement of Additional Information ("SAI") is not a prospectus and should be read in conjunction with the prospectus, dated May 1, 2009. You may obtain a copy of the prospectus without charge by contacting PHL Variable Insurance Company ("PHL Variable") at the address or telephone number below. Terms used in the current prospectus are incorporated in this SAI.

                               -----------------

                               TABLE OF CONTENTS

                                              Page
--------------------------------------------------

PHL Variable Insurance Company...............    2
The Separate Account.........................    2
Underwriter..................................    3
Services.....................................    3
Information Sharing Agreements...............    3
Performance History..........................    4
Additional Information about Charges.........    5
Safekeeping of the Separate Account's Assets.    5
State Regulation.............................    5
Reports......................................    5
Experts......................................    5
Separate Account Financial Statements........
Company Financial Statements.................

                               -----------------

If you have any questions, please contact us at our Main Administrative Office:

[GRAPHIC] Phoenix Variable Products Mail Operations ("VPMO")  [GRAPHIC] Tel. (800) 541-0171
          PO Box 8027
          Boston, Massachusetts 02266-8027

PHL Variable Insurance Company
--------------------------------------------------------------------------------

PHL Variable Insurance Company ("PHL Variable") sells variable life insurance and annuity products to individual and institutional customers. PHL Variable is organized as a Connecticut stock company. It was incorporated in Connecticut on July 15, 1981. PHL Variable is a wholly-owned subsidiary of Phoenix Life Insurance Company, a New York stock life insurance company, which, in turn, is a wholly-owned subsidiary of The Phoenix Companies, Inc., a publicly traded Delaware corporation. Our executive and administrative office is at One American Row, Hartford, CT 06102-5056.

The Separate Account
--------------------------------------------------------------------------------

PHL Variable established the PHLVIC Variable Universal Life Account ("Separate Account") as a separate account under Connecticut insurance law on September 10, 1998. The Separate Account is registered with the SEC as a unit investment trust under the Investment Company Act of 1940 (the "1940 Act") under which it meets the definition of a "separate account."

The Separate Account purchases shares in mutual funds called "underlying funds." The Separate Account is divided into sections called "investment options." There is a corresponding investment option for each underlying fund in which the Separate Account invests. You do not invest directly in the underlying funds. Instead, the account value you allocate to the Separate Account purchases "units" of the Separate Account. The units are allocated to the investment option of your choice. Each time you buy units of the Separate Account, the Separate Account purchases shares of the corresponding underlying fund. The value of your units will vary. Please refer to "Determination of Investment Option Values" located in this section for more details on unit values.

The shares of the underlying funds are not offered for sale to the general public. The underlying funds are used exclusively in variable life insurance and annuity products. The underlying funds will perform differently than mutual funds offered to the general public because the underlying funds may not make the same investments or have the same charges as mutual funds available to the general public.

PHL Variable does not guarantee the investment performance of the Separate Account or any of its investment options. The policy value allocated to the Separate Account depends on the investment performance of the underlying funds. As policy owner, you bear the full investment risk for all monies invested in the Separate Account.

All income, gains or losses, credited to or charged against the Separate Account reflect the Separate Account's own investment experience and not the investment experience of PHL Variable's other assets. The assets of the Separate Account may not be used to pay liabilities of PHL Variable other than those arising from the variable life insurance policies issued by the Separate Account.

Reinvestment and Redemption
All dividend distributions of a fund are automatically reinvested in shares of the fund at their net asset value on the date of distribution; any capital gains distributions of a fund are likewise reinvested at the net asset value on the record date. PHL Variable redeems fund shares at their net asset value to the extent necessary to make payments under the policy.

Substitution of Investments
We reserve the right to make additions to, deletions from, or substitutions for the investments held by the Separate Account, subject to compliance with the law as currently applicable or as subsequently changed.

If the shares of any of the portfolios of a fund should no longer be available for investment, or, if in our judgment, further investment in shares of any of the portfolios becomes inappropriate in view of the objectives of the policy, then we may substitute shares of another fund for shares already purchased, or to be purchased in the future. No substitution of fund shares held by the Separate Account may take place without prior approval of the SEC and prior notice to you. In the event of a substitution, you will be given the option of transferring the policy value from the affected investment option to another investment option without penalty.

Determination of Investment Option Values
We establish the unit value of each investment option on the first valuation date of that investment option. The unit value of an investment option on any other valuation date is determined by multiplying the unit value of that investment option on the previous valuation date by the net investment factor for that investment option for the then current valuation period. The unit value of each investment option on a day other than a valuation date is the unit value on the next valuation date. Unit values are carried to six decimal places. The unit value of each investment option on a valuation date is determined at the end of that day.

The net investment factor for each investment option is determined by the investment performance of the assets held by the investment option during the valuation period. Each valuation will follow applicable law and accepted procedures. The net investment factor is determined by the formula:

                           (A) + (B)
                           ------------  (D) where:
                              (C)

(A) =The value of the assets in the investment option on the current valuation date, including accrued net investment income and realized and unrealized capital gains and losses, but excluding the net value of any transactions during the current valuation period.

(B) =The amount of any dividend (or, if applicable, any capital gain distribution) received by the investment option if the "ex-dividend" date for shares of the fund occurs during the current valuation period.

(C) =The value of the assets in the investment option as of the just prior valuation date, including accrued net investment income and realized and unrealized capital gains and losses, and including the value of all transactions during the valuation period ending on that date.

(D) =Any charges for taxes on income and capital gains plus charges for changes in tax reserves for the current valuation period, per $1 of assets in the investment option. These charges will only be deducted if, in the future, the Separate Account becomes liable for them.

The number of units credited to an investment option of the Separate Account will be determined by dividing the portion of the net premium applied to that investment option by the unit value of the investment option on the payment date.

Underwriter
--------------------------------------------------------------------------------

Phoenix Equity Planning Corporation ("PEPCO"), an affiliate of PHL Variable, as underwriter offers these contracts on a continuous basis. PEPCO is not compensated for any underwriting commissions. All underwriting commissions costs are borne directly by PHL Variable. PEPCO's principal business address is 610 West Germantown Pike, Suite 460, Plymouth Meeting, PA 19462. PEPCO is an affiliated subsidiary of both the Separate Account and Phoenix.

Services
--------------------------------------------------------------------------------

Servicing Agent
The Phoenix Edge Series Fund reimburses Phoenix Life Insurance Company for various shareholder services provided by the Variable Product Operations area, located at 31 Tech Valley Drive, East Greenbush, NY 12061. The Phoenix Edge Series Fund is an open-end management investment company with many separate series. Shares of the fund are not directly offered to the public, but through variable life policies and variable annuities issued by PHL Variable, Phoenix Life Insurance Company and Phoenix Life and Annuity Company. The functions performed include investor inquiry support, shareholder trading, confirmation of investment activity, quarterly statement processing and Web trading. The total administrative service fees paid by the fund for the last three fiscal years were based on a percentage of the fund's average daily net assets as follows:

 -----------------------------------------------------------------------------
        Year Ended December 31,                       Fee Paid
 -----------------------------------------------------------------------------
                 2006                               $1.7 Million
 -----------------------------------------------------------------------------
                 2007                               $1.7 Million
 -----------------------------------------------------------------------------
                 2008                               $1.3 Million
 -----------------------------------------------------------------------------

For 2009, there was a change in the fee structure, and The Phoenix Edge Series Fund will reimburse Phoenix Life Insurance Company a flat fee rate of $1.6 million, which will be paid on a weighted average basis based on the net asset value of each fund.

Other Service Providers
Under an Administrative and Accounting Services Agreement between PNC Global Investment Servicing ("PNCGIS," formerly known as PFPC, INC. and the Company, PNCGIS provides certain services related to the Separate Account. These services include computing investment option unit value for each investment option of the Separate Account on each valuation date, preparing annual financial statements for the Separate Account, filing the Separate Account annual reports on Form N-SAR with the SEC, and maintaining certain books and records required by law on behalf of the Separate Account. The Company pays PNCGIS fees for these services. The total fee includes a flat annual charge per investment option, an annual base fee for the company and its affiliates utilizing the services, and license and service fees for certain software used in providing the services. During the last three fiscal years, the Company and insurance company affiliates of the Company have paid PNCGIS the fees listed below for services provided to the Separate Account, other separate accounts of the Company, and separate accounts of insurance company affiliates of the Company.

 -----------------------------------------------------------------------------
        Year Ended December 31                        Fee Paid
 -----------------------------------------------------------------------------
                 2006                                $537,086.62
 -----------------------------------------------------------------------------
                 2007                                $560,416.07
 -----------------------------------------------------------------------------
                 2008                                $511,823.50
 -----------------------------------------------------------------------------

Under a contract with Phoenix Life Insurance Company ("PLIC"), Ibbotson Associates provides certain asset allocation services, including a risk tolerance questionnaire to assist the policy owner, for use in conjunction with the policy. For these services, PLIC pays Ibbotson an annual flat fee. The fees paid for the last three fiscal years follow:

 -----------------------------------------------------------------------------
        Year Ended December 31,                       Fee Paid
 -----------------------------------------------------------------------------
                 2006                                 $101,000
 -----------------------------------------------------------------------------
                 2007                                 $ 95,000
 -----------------------------------------------------------------------------
                 2008                                 $ 70,000
 -----------------------------------------------------------------------------

Under a contract with PLIC, Tata Consulting Services augments our U.S. based staff in processing premium payments, investment option transfers, asset allocation changes, changes of address, and issuance of new variable annuity business. The fees paid for these services for the last three fiscal years follow:

 -----------------------------------------------------------------------------
        Year Ended December 31,                       Fee Paid
 -----------------------------------------------------------------------------
                 2006                                $177,316.43
 -----------------------------------------------------------------------------
                 2007                                $352,306.86
 -----------------------------------------------------------------------------
                 2008                                $355,003.04
 -----------------------------------------------------------------------------


Phoenix Life Insurance Company, PHL Variable Insurance Company and Phoenix Life and Annuity Company (collectively the "Phoenix Companies") have entered into an agreement with Alliance-One Services, Inc., 8616 Freeport Parkway, Irving, Texas 75063 ("Alliance-One") wherein Alliance-One has agreed to provide the Phoenix Companies with claim processing services. Alliance-One began providing claim processing services to the Phoenix Companies during the 2008 calendar year and was paid $42,500 in 2008 for rendering such services.


Information Sharing Agreements
--------------------------------------------------------------------------------

PHL Variable has entered into information sharing agreements with the underlying funds as required by Rule 22c-2 of the Investment Company Act of 1940. The purpose of the information sharing is to monitor and, if necessary, warn and restrict policy owners who may be engaging in disruptive trading practices as determined by PHL Variable or the underlying funds in accordance with their established policies.

Performance History
--------------------------------------------------------------------------------

For detailed performance history, please visit our website at www.phoenixwm.com. The rates of return shown are not an estimate nor are they a guarantee of future performance. The performance history shown is solely for the underlying investment portfolios. They do not illustrate how actual performance will affect the benefits under your policy because they do not account for any of the charges and deductions that apply to your policy value.

Yield of the Phoenix Money Market Series. We calculate the yield of the Phoenix Money Market Series for a 7-day "base period" by determining the "net change in value" of a hypothetical pre-existing account. We assume the hypothetical account had an initial balance of one share of the series at the beginning of the base period. We then determine what the value of the hypothetical account would have been at the end of the 7-day base period. We assume no policy charges were deducted from the hypothetical account. The end value minus the initial value gives us the net change in value for the hypothetical account.
The net change in value can then be divided by the initial value giving us the base period return (one week's return). To find the equivalent annual return we multiply the base period return by 365/7. The equivalent effective annual yield differs from the annual return because we assume all returns are reinvested in the investment option. We carry results to the nearest hundredth of one percent.

Example Calculation:

The following example of a return/yield calculation for the Phoenix Money Market Series is based on the 7-day period ending December 31, 2008:


        Value of hypothetical pre-existing account with
          exactly one unit at the beginning of the period:... $1.000000
        Value of the same account (excluding capital
          changes) at the end of the 7-day period:...........  1.000160
        Calculation:
        Ending account value.................................  1.000160
        Less beginning account value.........................  1.000000
        Net change in account value..........................  0.000160
        Base period return:
        (adjusted change/beginning account value)............  0.000160
        Current annual yield = return x (365/7) =............      .83%
        Effective annual yield = [(1 + return)/365/7/] - 1 =.      .84%


The current yield and effective yield information will fluctuate. Yield and return information may not provide a suitable basis for comparison with bank deposits or other investments which are insured and/or pay a fixed yield for a stated period of time, or other investment companies, due to charges which will be deducted on the Separate Account level.

Total Return: We will usually advertise the average annual total return for a investment option calculated for one year, three years, five years, ten years and since the inception date of the underlying portfolio. We assume the reinvestment of all distributions at net asset value but do not account for the deduction of any of the daily or monthly charges made under the policy.

Performance is the compounded return for the time period indicated, net of all fund level fees. Returns for the periods greater than one year are annualized. Performance does not include the effects of product charges, including any or all of the following: issue, sales and tax charges; mortality and expense risk fees; cost of insurance charges; administrative and transfer fees; and surrender charges. If these charges were reflected in these returns, performance would be significantly lower than shown. Please obtain a personalized illustration by contacting your registered representative. The illustration will show all applicable charges deducted, including the cost of insurance.

Since investment option performance fluctuates, the policy value, when redeemed, may be worth more or less than the original cost. Withdrawals will affect the policy value and death benefit. You may obtain a copy of the most up-to-date performance numbers from your registered representative.

We may include information about a series' or an advisor's investment strategies and management style in advertisements, sales literature and other communications. An advisor may alter investment strategies and style in response to changing market and economic conditions. A fund may advertise all or part of a series' portfolio holdings, including holdings in specific industries. A fund may also separately illustrate the income and capital gains portions of a series' total return. A fund may also advertise performance by dividing returns into equity and debt components.

A series may compare its returns to any of a number of well-known benchmarks of market performance; including, but not limited to:

   The Dow Jones Industrial Average/SM/ ("DJIA")
   CS First Boston High Yield Index
   Citigroup Corporate Index
   Citigroup Government Bond Index
   Standard & Poor's 500 Index(R) ("S&P 500")

Each investment option may include its yield and total return in advertisements or communications with current or prospective policy owners. Each investment option may also include in such advertisements, its ranking or comparison to similar mutual funds by such organizations as:

   Lipper Analytical Services
   Morningstar, Inc.
   Thomson Financial

A fund may also compare a series' performance to other investment or savings vehicles (such as certificates of deposit) and may refer to results published in such publications as:

   Barron's
   Business Week
   Changing Times
   Consumer Reports
   Financial Planning
   Financial Services Weekly
   Forbes
   Fortune
   Investor's Business Daily
   Money

   The New York Times
   Personal Investor
   Registered Representative
   U.S. News and World Report
   The Wall Street Journal

DJIA is an unweighted index of 30 industrial "blue chip" U.S. stocks. It is the oldest continuing U.S. market index. The 30 stocks now in the DJIA are both widely-held and a major influence in their respective industries. The average is computed in such a way as to preserve its historical continuity and account for such factors as stock splits and periodic changes in the components of the index. The editors of The Wall Street Journal select the component stocks of the DJIA.

The S&P 500 is a free-float market capitalization weighted index composed of 500 stocks chosen for market size, liquidity, and industry group representation. It is one of the most widely used indicators of U.S. stock market performance. The composition of the S&P 500 changes from time to time. Standard & Poor's Index Committee makes all decisions about the S&P 500.

Weighted and unweighted indexes: A market-value, or capitalization, weighted index uses relative market value (share price multiplied by the number of shares outstanding) to "weight" the influence of a stock's price on the index. Simply put, larger companies' stock prices influence the index more than smaller companies' stock prices. An unweighted index (such as the DJIA) uses stock price alone to determine the index value. A company's relative size has no bearing on its impact on the index.

The funds' annual reports, available upon request and without charge, contain a discussion of the performance of the funds and a comparison of that performance to a securities market index. You may obtain an Annual Report by contacting your registered representative or VULA at the address and telephone number on page one.

Additional Information about Charges:
--------------------------------------------------------------------------------

Reduction in Charges
We may reduce or eliminate the mortality and expense risk charge, monthly administrative charge, monthly cost of insurance charges, surrender charges or other charges normally assessed where we expect that factors below will result in savings of sales, underwriting, administrative or other costs.

Eligibility for the amount of these reductions will be determined by a number of factors including:

..  the number of insureds,

..  total premiums expected to be paid,

..  total assets under management for the policyowner,

..  the nature of the relationship among individual insureds,

..  the purpose for which the policies are being purchased,

.. where there is a preexisting relationship with us, such as being an employee of PHL Variable or its affiliates and their spouses; or employees or agents who retire from PHL Variable or its affiliates or Phoenix Equity Planning Corporation ("PEPCO"), or its affiliates or registered representatives of the principal underwriter and registered representatives of broker-dealers with whom PEPCO has selling agreements,

.. internal transfers from other policies or contracts issued by the company or an affiliate, or making transfers of amounts held under qualified plans sponsored by the company or an affiliate, and

.. other circumstances which in our opinion are rationally related to the expected reduction in expenses.

Any variations in the charge structure will be determined in a uniform manner, reflecting differences in costs of services and not unfairly discriminatory to policyholders.

Safekeeping of the Separate Account's Assets
--------------------------------------------------------------------------------

We hold the assets of the Separate Account separate and apart from our General Account. We maintain records of all purchases and redemptions of fund shares.

State Regulation
--------------------------------------------------------------------------------

We are subject to the provisions of the Connecticut insurance laws applicable to life insurance companies and to regulation and supervision by the Connecticut Superintendent of Insurance. We also are subject to the applicable insurance laws of all the other states and jurisdictions in which we do insurance business.

State regulation of PHL Variable includes certain limitations on investments we may make, including investments for the Separate Account and the Guaranteed Interest Account. State regulation does not include any supervision over the Separate Account's investment policies.

Reports
--------------------------------------------------------------------------------

We will provide all policy owners with all reports required by the 1940 Act and related regulations or by any other applicable law or regulation.

Experts
--------------------------------------------------------------------------------

The financial statements of PHLVIC Variable Universal Life Account as of December 31, 2008, and the results of its operations and the changes in its net assets for each of the periods indicated and the financial statements of PHL Variable Insurance Company as of December 31, 2008 and 2007, and for each of the three years in the period ended December 31, 2008, included in this prospectus have been so included in reliance on the reports of PricewaterhouseCoopers LLP, an independent registered public accounting firm, given on the authority of said firm as experts in auditing and accounting.

Michele Drummey, Counsel, Phoenix Life Insurance Company, has provided opinions on certain matters relating to federal securities and state regulations laws, respectively, in connection with the policies described in the prospectus and this Statement of Additional Information.

[LOGO]

--------------------------------------------------------------------------------
                                                                  ANNUAL REPORT

                                                      PHLVIC VARIABLE UNIVERSAL

                                                                   LIFE ACCOUNT

                                                              December 31, 2008

                     STATEMENTS OF ASSETS AND LIABILITIES
                               December 31, 2008


                                                          AIM V.I. Capital   AIM V.I. Core Equity  AIM V.I. Mid Cap
                                                         Appreciation Fund -   Fund - Series I    Core Equity Fund -
                                                           Series I Shares          Shares         Series I Shares
                                                         ------------------- -------------------- ------------------
Assets:
   Investments at fair value                              $      1,321,578     $        387,813    $         98,762
                                                         ------------------- -------------------- ------------------
   Total Assets                                           $      1,321,578     $        387,813    $         98,762
Liabilities:
   Payable to PHL Variable Insurance Company              $              -     $              -    $              -
                                                         ------------------- -------------------- ------------------
         Total Net Assets                                 $      1,321,578     $        387,813    $         98,762
                                                         =================== ==================== ==================
                                                         =================== ==================== ==================
         Units Outstanding                                         773,321              468,496             103,539
                                                         =================== ==================== ==================
   Investment shares held                                           78,246               19,636              11,497
   Investments at cost                                    $      1,867,330     $        494,177    $        144,173

         Unit Value
             Phoenix Benefit Choice VUL/SM/               $           0.58     $              -    $              -
             Phoenix Executive VUL(R)                     $              -     $              -    $              -
             Phoenix Express VUL(R)                       $           0.78     $              -    $              -
             The Phoenix Edge(R)--SVUL                    $           1.81     $           0.83    $              -
             The Phoenix Edge(R)--VUL                     $           1.81     $           0.83    $           0.95
             The Phoenix Joint Edge(R) VUL                $              -     $              -    $              -

                                                           DWS Equity 500                         Federated Fund for
                                                          Index Fund VIP -      DWS Small Cap      U.S. Government
                                                               Class A       Index VIP - Class A    Securities II
                                                         ------------------- -------------------- ------------------
Assets:
   Investments at fair value                              $      2,194,460     $          4,849    $      4,751,990
                                                         ------------------- -------------------- ------------------
   Total Assets                                           $      2,194,460     $          4,849    $      4,751,990
Liabilities:
   Payable to PHL Variable Insurance Company              $              -     $              -    $              -
                                                         ------------------- -------------------- ------------------
         Total Net Assets                                 $      2,194,460     $          4,849    $      4,751,990
                                                         =================== ==================== ==================
                                                         =================== ==================== ==================
         Units Outstanding                                       1,141,262                6,546           1,926,208
                                                         =================== ==================== ==================
   Investment shares held                                          229,787                  562             415,021
   Investments at cost                                    $      3,049,992     $          5,122    $      4,662,386

         Unit Value
             Phoenix Benefit Choice VUL/SM/               $           0.63     $           0.74    $           1.06
             Phoenix Executive VUL(R)                     $              -     $              -    $              -
             Phoenix Express VUL(R)                       $           0.82     $           0.74    $           1.15
             The Phoenix Edge(R)--SVUL                    $           2.03     $              -    $           2.63
             The Phoenix Edge(R)--VUL                     $           2.03     $           0.74    $           2.63
             The Phoenix Joint Edge(R) VUL                $              -     $              -    $              -

                                                            Alger American
                                                         Capital Appreciation
                                                         Portfolio - Class O
                                                                Shares
                                                         --------------------
Assets:
   Investments at fair value                               $        107,445
                                                         --------------------
   Total Assets                                            $        107,445
Liabilities:
   Payable to PHL Variable Insurance Company               $              -
                                                         --------------------
         Total Net Assets                                  $        107,445
                                                         ====================
                                                         ====================
         Units Outstanding                                           62,906
                                                         ====================
   Investment shares held                                             3,535
   Investments at cost                                     $        120,430

         Unit Value
             Phoenix Benefit Choice VUL/SM/                $              -
             Phoenix Executive VUL(R)                      $              -
             Phoenix Express VUL(R)                        $           1.03
             The Phoenix Edge(R)--SVUL                     $           2.37
             The Phoenix Edge(R)--VUL                      $           2.37
             The Phoenix Joint Edge(R) VUL                 $              -

                                                            Federated High
                                                           Income Bond Fund
                                                         II - Primary Shares
                                                         --------------------
Assets:
   Investments at fair value                               $        202,942
                                                         --------------------
   Total Assets                                            $        202,942
Liabilities:
   Payable to PHL Variable Insurance Company               $              -
                                                         --------------------
         Total Net Assets                                  $        202,942
                                                         ====================
                                                         ====================
         Units Outstanding                                           94,896
                                                         ====================
   Investment shares held                                            40,347
   Investments at cost                                     $        303,645

         Unit Value
             Phoenix Benefit Choice VUL/SM/                $           0.74
             Phoenix Executive VUL(R)                      $              -
             Phoenix Express VUL(R)                        $           0.87
             The Phoenix Edge(R)--SVUL                     $           2.35
             The Phoenix Edge(R)--VUL                      $           2.35
             The Phoenix Joint Edge(R) VUL                 $              -

                       See Notes to Financial Statements

                     STATEMENTS OF ASSETS AND LIABILITIES
                               December 31, 2008
                                  (Continued)

                                                           Fidelity(R) VIP   Fidelity(R) VIP Growth
                                                            Contrafund(R)        Opportunities      Fidelity(R) VIP Growth
                                                         Portfolio - Service  Portfolio - Service    Portfolio - Service
                                                                Class                Class                  Class
                                                         ------------------- ---------------------- ----------------------
Assets:
   Investments at fair value                              $      2,004,415      $      2,202,533       $        822,578
                                                         ------------------- ---------------------- ----------------------
   Total Assets                                           $      2,004,415      $      2,202,533       $        822,578
Liabilities:
   Payable to PHL Variable Insurance Company              $              -      $              -       $              -
                                                         ------------------- ---------------------- ----------------------
         Total Net Assets                                 $      2,004,415      $      2,202,533       $        822,578
                                                         =================== ====================== ======================
                                                         =================== ====================== ======================
         Units Outstanding                                         939,401             2,224,667                482,741
                                                         =================== ====================== ======================
   Investment shares held                                          130,751               220,917                 35,049
   Investments at cost                                    $      3,544,281      $      3,646,061       $      1,124,041

         Unit Value
             Phoenix Benefit Choice VUL/SM/               $           0.58      $           0.47       $           0.54
             Phoenix Executive VUL(R)                     $              -      $              -       $              -
             Phoenix Express VUL(R)                       $           0.88      $           0.66       $           0.79
             The Phoenix Edge(R)--SVUL                    $           2.38      $           1.58       $           1.77
             The Phoenix Edge(R)--VUL                     $           2.38      $           1.58       $           1.77
             The Phoenix Joint Edge(R) VUL                $              -      $           0.55       $              -

                                                                               Lazard Retirement
                                                           Franklin Income       U.S. Small Cap        Lord Abbett Bond
                                                          Securities Fund -    Equity Portfolio -    Debenture Portfolio
                                                               Class 2           Service Shares       - Class VC Shares
                                                         ------------------- ---------------------- ----------------------
Assets:
   Investments at fair value                              $        610,658      $        126,775       $        194,354
                                                         ------------------- ---------------------- ----------------------
   Total Assets                                           $        610,658      $        126,775       $        194,354
Liabilities:
   Payable to PHL Variable Insurance Company              $              -      $              -       $              -
                                                         ------------------- ---------------------- ----------------------
         Total Net Assets                                 $        610,658      $        126,775       $        194,354
                                                         =================== ====================== ======================
                                                         =================== ====================== ======================
         Units Outstanding                                         779,458               168,034                196,899
                                                         =================== ====================== ======================
   Investment shares held                                           53,850                19,997                 21,789
   Investments at cost                                    $        868,834      $        291,717       $        249,297

         Unit Value
             Phoenix Benefit Choice VUL/SM/               $           0.71      $              -       $              -
             Phoenix Executive VUL(R)                     $              -      $              -       $              -
             Phoenix Express VUL(R)                       $           0.81      $              -       $              -
             The Phoenix Edge(R)--SVUL                    $           0.82      $           0.75       $           0.99
             The Phoenix Edge(R)--VUL                     $           0.82      $           0.75       $           0.99
             The Phoenix Joint Edge(R) VUL                $           0.75      $              -       $              -

                                                           Fidelity(R) VIP
                                                           Investment Grade
                                                           Bond Portfolio -
                                                            Service Class
                                                         --------------------
Assets:
   Investments at fair value                               $        768,295
                                                         --------------------
   Total Assets                                            $        768,295
Liabilities:
   Payable to PHL Variable Insurance Company               $              -
                                                         --------------------
         Total Net Assets                                  $        768,295
                                                         ====================
                                                         ====================
         Units Outstanding                                          768,672
                                                         ====================
   Investment shares held                                            65,386
   Investments at cost                                     $        796,491

         Unit Value
             Phoenix Benefit Choice VUL/SM/                $           0.98
             Phoenix Executive VUL(R)                      $              -
             Phoenix Express VUL(R)                        $           1.00
             The Phoenix Edge(R)--SVUL                     $           1.01
             The Phoenix Edge(R)--VUL                      $           1.01
             The Phoenix Joint Edge(R) VUL                 $           0.98

                                                          Lord Abbett Growth
                                                              and Income
                                                         Portfolio - Class VC
                                                                Shares
                                                         --------------------
Assets:
   Investments at fair value                               $      3,190,607
                                                         --------------------
   Total Assets                                            $      3,190,607
Liabilities:
   Payable to PHL Variable Insurance Company               $              -
                                                         --------------------
         Total Net Assets                                  $      3,190,607
                                                         ====================
                                                         ====================
         Units Outstanding                                        3,913,285
                                                         ====================
   Investment shares held                                           184,748
   Investments at cost                                     $      4,957,589

         Unit Value
             Phoenix Benefit Choice VUL/SM/                $           0.64
             Phoenix Executive VUL(R)                      $              -
             Phoenix Express VUL(R)                        $           0.82
             The Phoenix Edge(R)--SVUL                     $           0.82
             The Phoenix Edge(R)--VUL                      $           0.82
             The Phoenix Joint Edge(R) VUL                 $           0.76

                       See Notes to Financial Statements

                     STATEMENTS OF ASSETS AND LIABILITIES
                               December 31, 2008
                                  (Continued)


                                                           Lord Abbett Mid      Mutual Shares       Neuberger Berman
                                                         Cap Value Portfolio  Securities Fund -       AMT Guardian
                                                          - Class VC Shares        Class 2        Portfolio - S Class
                                                         -------------------- -----------------   --------------------
Assets:
   Investments at fair value                               $        298,460   $      1,591,554      $      1,144,823
                                                         -------------------- -----------------   --------------------
   Total Assets                                            $        298,460   $      1,591,554      $      1,144,823
Liabilities:
   Payable to PHL Variable Insurance Company               $              -   $              -      $              -
                                                         -------------------- -----------------   --------------------
         Total Net Assets                                  $        298,460   $      1,591,554      $      1,144,823
                                                         ==================== =================   ====================
                                                         ==================== =================   ====================
         Units Outstanding                                          399,714          1,118,096             1,680,427
                                                         ==================== =================   ====================
   Investment shares held                                            28,397            135,106                92,473
   Investments at cost                                     $        543,622   $      2,426,515      $      1,596,352

         Unit Value
             Phoenix Benefit Choice VUL/SM/                $           0.61   $           0.63      $           0.64
             Phoenix Executive VUL(R)                      $              -   $              -      $              -
             Phoenix Express VUL(R)                        $           0.76   $           0.85      $           0.71
             The Phoenix Edge(R)--SVUL                     $           0.75   $           2.19      $           0.71
             The Phoenix Edge(R)--VUL                      $           0.75   $           2.19      $           0.71
             The Phoenix Joint Edge(R) VUL                 $              -   $           0.74      $           0.69

                                                             Oppenheimer         Oppenheimer        Oppenheimer Main
                                                         Capital Appreciation Global Securities     Street Small Cap
                                                          Fund/VA - Service   Fund/VA - Service   Fund(R)/VA - Service
                                                                Shares             Shares                Shares
                                                         -------------------- -----------------   --------------------
Assets:
   Investments at fair value                               $         33,758   $         61,983      $        743,929
                                                         -------------------- -----------------   --------------------
   Total Assets                                            $         33,758   $         61,983      $        743,929
Liabilities:
   Payable to PHL Variable Insurance Company               $              -   $              -      $              -
                                                         -------------------- -----------------   --------------------
         Total Net Assets                                  $         33,758   $         61,983      $        743,929
                                                         ==================== =================   ====================
                                                         ==================== =================   ====================
         Units Outstanding                                           53,622             94,273             1,200,546
                                                         ==================== =================   ====================
   Investment shares held                                             1,328              3,096                70,580
   Investments at cost                                     $         52,752   $         94,692      $      1,052,236

         Unit Value
             Phoenix Benefit Choice VUL/SM/                $           0.55   $           0.59      $           0.62
             Phoenix Executive VUL(R)                      $              -   $              -      $              -
             Phoenix Express VUL(R)                        $              -   $           0.67      $           0.61
             The Phoenix Edge(R)--SVUL                     $              -   $           0.68      $           0.62
             The Phoenix Edge(R)--VUL                      $           0.63   $           0.68      $           0.62
             The Phoenix Joint Edge(R) VUL                 $              -   $           0.70      $           0.69

                                                          Neuberger Berman
                                                           AMT Small Cap
                                                         Growth Portfolio -
                                                              S Class
                                                         ------------------
Assets:
   Investments at fair value                              $          9,408
                                                         ------------------
   Total Assets                                           $          9,408
Liabilities:
   Payable to PHL Variable Insurance Company              $              -
                                                         ------------------
         Total Net Assets                                 $          9,408
                                                         ==================
                                                         ==================
         Units Outstanding                                          15,923
                                                         ==================
   Investment shares held                                            1,127
   Investments at cost                                    $         14,517

         Unit Value
             Phoenix Benefit Choice VUL/SM/               $              -
             Phoenix Executive VUL(R)                     $              -
             Phoenix Express VUL(R)                       $           0.58
             The Phoenix Edge(R)--SVUL                    $           0.59
             The Phoenix Edge(R)--VUL                     $           0.59
             The Phoenix Joint Edge(R) VUL                $              -



                                                          Phoenix Capital
                                                           Growth Series
                                                         ------------------
Assets:
   Investments at fair value                              $        644,845
                                                         ------------------
   Total Assets                                           $        644,845
Liabilities:
   Payable to PHL Variable Insurance Company              $              -
                                                         ------------------
         Total Net Assets                                 $        644,845
                                                         ==================
                                                         ==================
         Units Outstanding                                         370,460
                                                         ==================
   Investment shares held                                           64,812
   Investments at cost                                    $        931,014

         Unit Value
             Phoenix Benefit Choice VUL/SM/               $           0.60
             Phoenix Executive VUL(R)                     $              -
             Phoenix Express VUL(R)                       $              -
             The Phoenix Edge(R)--SVUL                    $           1.74
             The Phoenix Edge(R)--VUL                     $           1.74
             The Phoenix Joint Edge(R) VUL                $              -

                       See Notes to Financial Statements

                     STATEMENTS OF ASSETS AND LIABILITIES
                               December 31, 2008
                                  (Continued)

                                                          Phoenix Dynamic                                     Phoenix Dynamic
                                                          Asset Allocation  Phoenix Dynamic  Phoenix Dynamic  Asset Allocation
                                                         Series: Aggressive Asset Allocation Asset Allocation Series: Moderate
                                                               Growth        Series: Growth  Series: Moderate      Growth
                                                         ------------------ ---------------- ---------------- ----------------
Assets:
   Investments at fair value                              $      1,437,694  $      1,188,182 $         80,517 $        621,904
                                                         ------------------ ---------------- ---------------- ----------------
   Total Assets                                           $      1,437,694  $      1,188,182 $         80,517 $        621,904
Liabilities:
   Payable to PHL Variable Insurance Company              $              -  $              - $              - $              -
                                                         ------------------ ---------------- ---------------- ----------------
         Total Net Assets                                 $      1,437,694  $      1,188,182 $         80,517 $        621,904
                                                         ================== ================ ================ ================
                                                         ================== ================ ================ ================
         Units Outstanding                                       1,932,304         1,486,929           83,787          714,998
                                                         ================== ================ ================ ================
   Investment shares held                                          203,382           158,053            9,115           78,394
   Investments at cost                                    $      2,230,279  $      1,716,142 $         90,878 $        793,792

         Unit Value
             Phoenix Benefit Choice VUL/SM/               $           0.62  $           0.68 $              - $           0.75
             Phoenix Executive VUL(R)                     $              -  $              - $              - $              -
             Phoenix Express VUL(R)                       $           0.74  $           0.80 $              - $           0.87
             The Phoenix Edge(R)--SVUL                    $           0.75  $           0.81 $              - $           0.88
             The Phoenix Edge(R)--VUL                     $           0.75  $           0.81 $           0.96 $           0.88
             The Phoenix Joint Edge(R) VUL                $              -  $              - $              - $           0.79

                                                                                                               Phoenix Multi-
                                                           Phoenix Growth   Phoenix Mid-Cap   Phoenix Money     Sector Fixed
                                                         and Income Series   Growth Series    Market Series    Income Series
                                                         ------------------ ---------------- ---------------- ----------------
Assets:
   Investments at fair value                              $      2,060,890  $        141,790 $      3,443,415 $      1,835,746
                                                         ------------------ ---------------- ---------------- ----------------
   Total Assets                                           $      2,060,890  $        141,790 $      3,443,415 $      1,835,746
Liabilities:
   Payable to PHL Variable Insurance Company              $              -  $              - $              - $              -
                                                         ------------------ ---------------- ---------------- ----------------
         Total Net Assets                                 $      2,060,890  $        141,790 $      3,443,415 $      1,835,746
                                                         ================== ================ ================ ================
                                                         ================== ================ ================ ================
         Units Outstanding                                       1,028,074            89,961        1,963,700        1,031,296
                                                         ================== ================ ================ ================
   Investment shares held                                          218,129            15,296          344,342          267,114
   Investments at cost                                    $      2,779,283  $        190,220 $      3,443,415 $      2,359,626

         Unit Value
             Phoenix Benefit Choice VUL/SM/               $           0.66  $           0.57 $           1.03 $           0.82
             Phoenix Executive VUL(R)                     $              -  $              - $              - $              -
             Phoenix Express VUL(R)                       $           0.87  $           0.77 $           1.12 $           0.92
             The Phoenix Edge(R)--SVUL                    $           2.13  $           1.63 $           2.35 $           2.42
             The Phoenix Edge(R)--VUL                     $           2.13  $           1.63 $           2.35 $           2.42
             The Phoenix Joint Edge(R)VUL                 $           0.75  $              - $           1.01 $           0.84

                       See Notes to Financial Statements

                     STATEMENTS OF ASSETS AND LIABILITIES
                               December 31, 2008
                                  (Continued)

                                                           Phoenix Multi-
                                                         Sector Short Term  Phoenix Small-Cap  Phoenix Strategic
                                                            Bond Series       Growth Series    Allocation Series
                                                         ------------------ ----------------- -------------------
Assets:
   Investments at fair value                              $        321,844  $        870,496   $        537,893
                                                         ------------------ ----------------- -------------------
   Total Assets                                           $        321,844  $        870,496   $        537,893
Liabilities:
   Payable to PHL Variable Insurance Company              $              -  $              -   $              -
                                                         ------------------ ----------------- -------------------
         Total Net Assets                                 $        321,844  $        870,496   $        537,893
                                                         ================== ================= ===================
                                                         ================== ================= ===================
         Units Outstanding                                         308,664           341,677            242,646
                                                         ================== ================= ===================
   Investment shares held                                           39,108            91,351             58,143
   Investments at cost                                    $        389,783  $      1,532,997   $        797,002

         Unit Value
             Phoenix Benefit Choice VUL/SM/               $           0.89  $           0.55   $           0.75
             Phoenix Executive VUL(R)                     $              -  $              -   $              -
             Phoenix Express VUL(R)                       $           0.98  $           0.94   $              -
             The Phoenix Edge(R)--SVUL                    $           1.07  $           2.79   $           2.24
             The Phoenix Edge(R)--VUL                     $           1.07  $           2.79   $           2.24
             The Phoenix Joint Edge(R) VUL                $           0.89  $           0.68   $              -

                                                           Phoenix-Duff &    Phoenix-Sanford    Phoenix-Sanford
                                                         Phelps Real Estate Bernstein Mid-Cap Bernstein Small-Cap
                                                         Securities Series    Value Series       Value Series
                                                         ------------------ ----------------- -------------------
Assets:
   Investments at fair value                              $      1,976,395  $      1,735,205   $        830,957
                                                         ------------------ ----------------- -------------------
   Total Assets                                           $      1,976,395  $      1,735,205   $        830,957
Liabilities:
   Payable to PHL Variable Insurance Company              $              -  $              -   $              -
                                                         ------------------ ----------------- -------------------
         Total Net Assets                                 $      1,976,395  $      1,735,205   $        830,957
                                                         ================== ================= ===================
                                                         ================== ================= ===================
         Units Outstanding                                       1,034,725         1,127,984            422,461
                                                         ================== ================= ===================
   Investment shares held                                          121,575           229,809             94,789
   Investments at cost                                    $      3,101,597  $      2,838,325   $      1,526,665

         Unit Value
             Phoenix Benefit Choice VUL/SM/               $           0.60  $           0.65   $           0.62
             Phoenix Executive VUL(R)                     $              -  $              -   $              -
             Phoenix Express VUL(R)                       $           0.87  $           0.85   $           0.81
             The Phoenix Edge(R)--SVUL                    $           3.06  $           2.39   $           2.27
             The Phoenix Edge(R)--VUL                     $           3.06  $           2.39   $           2.27
             The Phoenix Joint Edge(R) VUL                $           0.65  $           0.70   $              -

                                                           Phoenix-Aberdeen
                                                         International Series
                                                         --------------------
Assets:
   Investments at fair value                               $      7,089,040
                                                         --------------------
   Total Assets                                            $      7,089,040
Liabilities:
   Payable to PHL Variable Insurance Company               $              -
                                                         --------------------
         Total Net Assets                                  $      7,089,040
                                                         ====================
                                                         ====================
         Units Outstanding                                        3,742,582
                                                         ====================
   Investment shares held                                           647,973
   Investments at cost                                     $     10,482,051

         Unit Value
             Phoenix Benefit Choice VUL/SM/                $           0.62
             Phoenix Executive VUL(R)                      $              -
             Phoenix Express VUL(R)                        $           1.06
             The Phoenix Edge(R)--SVUL                     $           3.00
             The Phoenix Edge(R)--VUL                      $           3.00
             The Phoenix Joint Edge(R) VUL                 $           0.67

                                                             Phoenix-Van
                                                           Kampen Comstock
                                                                Series
                                                         --------------------
Assets:
   Investments at fair value                               $        337,500
                                                         --------------------
   Total Assets                                            $        337,500
Liabilities:
   Payable to PHL Variable Insurance Company               $              -
                                                         --------------------
         Total Net Assets                                  $        337,500
                                                         ====================
                                                         ====================
         Units Outstanding                                          181,093
                                                         ====================
   Investment shares held                                            43,888
   Investments at cost                                     $        551,973

         Unit Value
             Phoenix Benefit Choice VUL/SM/                $           0.63
             Phoenix Executive VUL(R)                      $              -
             Phoenix Express VUL(R)                        $              -
             The Phoenix Edge(R)--SVUL                     $           1.87
             The Phoenix Edge(R)--VUL                      $           1.87
             The Phoenix Joint Edge(R) VUL                 $              -

                       See Notes to Financial Statements

                     STATEMENTS OF ASSETS AND LIABILITIES
                               December 31, 2008
                                  (Continued)

                                                                                   PIMCO
                                                                               CommodityReal
                                                            Phoenix-Van     Return/TM /Strategy  PIMCO Real Return
                                                         Kampen Equity 500  Portfolio - Advisor Portfolio - Advisor
                                                            Index Series           Class               Class
                                                         ------------------ ------------------- -------------------
Assets:
   Investments at fair value                              $        437,576   $        566,853    $         96,991
                                                         ------------------ ------------------- -------------------
   Total Assets                                           $        437,576   $        566,853    $         96,991
Liabilities:
   Payable to PHL Variable Insurance Company              $              -   $              -    $              -
                                                         ------------------ ------------------- -------------------
         Total Net Assets                                 $        437,576   $        566,853    $         96,991
                                                         ================== =================== ===================
                                                         ================== =================== ===================
         Units Outstanding                                         260,320            915,618              93,045
                                                         ================== =================== ===================
   Investment shares held                                           53,966             80,864               8,613
   Investments at cost                                    $        626,807   $        939,065    $        106,181

         Unit Value
             Phoenix Benefit Choice VUL/SM/               $           0.63   $           0.58    $           0.94
             Phoenix Executive VUL(R)                     $              -   $              -    $              -
             Phoenix Express VUL(R)                       $           0.81   $           0.66    $           1.04
             The Phoenix Edge(R) --SVUL                   $           1.92   $           0.66    $           1.05
             The Phoenix Edge(R) --VUL                    $           1.92   $           0.66    $           1.05
             The Phoenix Joint Edge(R) VUL                $              -   $           0.47    $              -

                                                           Rydex Variable
                                                           Trust Inverse                          Rydex Variable
                                                          Government Long     Rydex Variable       Trust Sector
                                                         Bond Strategy Fund   Trust Nova Fund      Rotation Fund
                                                         ------------------ ------------------- -------------------
Assets:
   Investments at fair value                              $         26,642   $         15,014    $         15,489
                                                         ------------------ ------------------- -------------------
   Total Assets                                           $         26,642   $         15,014    $         15,489
Liabilities:
   Payable to PHL Variable Insurance Company              $              -   $              -    $              -
                                                         ------------------ ------------------- -------------------
         Total Net Assets                                 $         26,642   $         15,014    $         15,489
                                                         ================== =================== ===================
                                                         ================== =================== ===================
         Units Outstanding                                          41,236             19,346              13,075
                                                         ================== =================== ===================
   Investment shares held                                            1,959              3,300               1,712
   Investments at cost                                    $         44,075   $         24,563    $         18,003

         Unit Value
             Phoenix Benefit Choice VUL/SM/               $              -   $              -    $              -
             Phoenix Executive VUL(R)                     $              -   $              -    $              -
             Phoenix Express VUL(R)                       $              -   $           0.61    $              -
             The Phoenix Edge(R) --SVUL                   $           0.65   $              -    $              -
             The Phoenix Edge(R) --VUL                    $           0.65   $           0.80    $           1.18
             The Phoenix Joint Edge(R) VUL                $              -   $              -    $              -


                                                         PIMCO Total Return
                                                         Portfolio - Advisor
                                                                Class
                                                         -------------------
Assets:
   Investments at fair value                              $        220,713
                                                         -------------------
   Total Assets                                           $        220,713
Liabilities:
   Payable to PHL Variable Insurance Company              $              -
                                                         -------------------
         Total Net Assets                                 $        220,713
                                                         ===================
                                                         ===================
         Units Outstanding                                         190,538
                                                         ===================
   Investment shares held                                           21,407
   Investments at cost                                    $        220,083

         Unit Value
             Phoenix Benefit Choice VUL/SM/               $           1.06
             Phoenix Executive VUL(R)                     $              -
             Phoenix Express VUL(R)                       $           1.17
             The Phoenix Edge(R) --SVUL                   $           1.19
             The Phoenix Edge(R) --VUL                    $           1.19
             The Phoenix Joint Edge(R) VUL                $           1.04


                                                          Sentinel Variable
                                                          Products Balanced
                                                                Fund
                                                         -------------------
Assets:
   Investments at fair value                              $          1,915
                                                         -------------------
   Total Assets                                           $          1,915
Liabilities:
   Payable to PHL Variable Insurance Company              $              -
                                                         -------------------
         Total Net Assets                                 $          1,915
                                                         ===================
                                                         ===================
         Units Outstanding                                           2,522
                                                         ===================
   Investment shares held                                              210
   Investments at cost                                    $          2,310

         Unit Value
             Phoenix Benefit Choice VUL/SM/               $           0.77
             Phoenix Executive VUL(R)                     $              -
             Phoenix Express VUL(R)                       $              -
             The Phoenix Edge(R) --SVUL                   $              -
             The Phoenix Edge(R) --VUL                    $           0.78
             The Phoenix Joint Edge(R) VUL                $              -

                       See Notes to Financial Statements

                     STATEMENTS OF ASSETS AND LIABILITIES
                               December 31, 2008
                                  (Continued)


                                                          Sentinel Variable  Sentinel Variable  Sentinel Variable
                                                            Products Bond     Products Common   Products Mid Cap
                                                                Fund             Stock Fund        Growth Fund
                                                         ------------------- ------------------ -----------------
Assets:
   Investments at fair value                              $        358,122    $      2,187,335  $         16,372
                                                         ------------------- ------------------ -----------------
   Total Assets                                           $        358,122    $      2,187,335  $         16,372
Liabilities:
   Payable to PHL Variable Insurance Company              $              -    $              -  $              -
                                                         ------------------- ------------------ -----------------
         Total Net Assets                                 $        358,122    $      2,187,335  $         16,372
                                                         =================== ================== =================
                                                         =================== ================== =================
         Units Outstanding                                         342,249           3,185,291            28,411
                                                         =================== ================== =================
   Investment shares held                                           36,102             231,709             2,444
   Investments at cost                                    $        365,993    $      2,569,630  $         23,154

         Unit Value
             Phoenix Benefit Choice VUL/SM/               $           1.04    $           0.68  $           0.56
             Phoenix Executive VUL(R)                     $              -    $              -  $              -
             Phoenix Express VUL(R)                       $           1.05    $           0.68  $              -
             The Phoenix Edge(R)--SVUL                    $           1.06    $           0.69  $              -
             The Phoenix Edge(R)--VUL                     $           1.06    $           0.69  $           0.58
             The Phoenix Joint Edge(R) VUL                $           1.03    $           0.72  $              -

                                                             Summit S&P          Templeton
                                                          MidCap 400 Index   Developing Markets Templeton Foreign
                                                         Portfolio - Class I Securities Fund -  Securities Fund -
                                                               Shares             Class 2            Class 2
                                                         ------------------- ------------------ -----------------
Assets:
   Investments at fair value                              $          3,850    $        287,386  $        919,457
                                                         ------------------- ------------------ -----------------
   Total Assets                                           $          3,850    $        287,386  $        919,457
Liabilities:
   Payable to PHL Variable Insurance Company              $              -    $              -  $              -
                                                         ------------------- ------------------ -----------------
         Total Net Assets                                 $          3,850    $        287,386  $        919,457
                                                         =================== ================== =================
                                                         =================== ================== =================
         Units Outstanding                                           5,463             452,192           427,062
                                                         =================== ================== =================
   Investment shares held                                               95              47,581            85,451
   Investments at cost                                    $          3,930    $        608,816  $      1,348,307

         Unit Value
             Phoenix Benefit Choice VUL/SM/               $           0.70    $           0.48  $           0.61
             Phoenix Executive VUL(R)                     $              -    $              -  $              -
             Phoenix Express VUL(R)                       $              -    $           0.65  $           0.92
             The Phoenix Edge(R)--SVUL                    $              -    $           0.66  $           2.43
             The Phoenix Edge(R)--VUL                     $           0.70    $           0.66  $           2.43
             The Phoenix Joint Edge(R) VUL                $              -    $           0.59  $              -

                                                         Sentinel Variable
                                                          Products Small
                                                           Company Fund
                                                         -----------------
Assets:
   Investments at fair value                             $        264,591
                                                         -----------------
   Total Assets                                          $        264,591
Liabilities:
   Payable to PHL Variable Insurance Company             $              -
                                                         -----------------
         Total Net Assets                                $        264,591
                                                         =================
                                                         =================
         Units Outstanding                                        386,045
                                                         =================
   Investment shares held                                          28,450
   Investments at cost                                   $        326,722

         Unit Value
             Phoenix Benefit Choice VUL/SM/              $           0.68
             Phoenix Executive VUL(R)                    $              -
             Phoenix Express VUL(R)                      $           0.68
             The Phoenix Edge(R)--SVUL                   $           0.68
             The Phoenix Edge(R)--VUL                    $           0.68
             The Phoenix Joint Edge(R) VUL               $           0.75


                                                         Templeton Growth
                                                         Securities Fund -
                                                              Class 2
                                                         -----------------
Assets:
   Investments at fair value                             $      1,051,112
                                                         -----------------
   Total Assets                                          $      1,051,112
Liabilities:
   Payable to PHL Variable Insurance Company             $              -
                                                         -----------------
         Total Net Assets                                $      1,051,112
                                                         =================
                                                         =================
         Units Outstanding                                        883,234
                                                         =================
   Investment shares held                                         128,185
   Investments at cost                                   $      1,695,079

         Unit Value
             Phoenix Benefit Choice VUL/SM/              $           0.58
             Phoenix Executive VUL(R)                    $              -
             Phoenix Express VUL(R)                      $           0.78
             The Phoenix Edge(R)--SVUL                   $           2.05
             The Phoenix Edge(R)--VUL                    $           2.05
             The Phoenix Joint Edge(R) VUL               $           0.69

                       See Notes to Financial Statements

                     STATEMENTS OF ASSETS AND LIABILITIES
                               December 31, 2008
                                  (Continued)

                                                            Van Kampen UIF
                                                          Equity and Income       Wanger              Wanger
                                                         Portfolio - Class II  International   International Select
                                                         -------------------- ---------------- --------------------
Assets:
   Investments at fair value                               $         44,699   $      2,323,472   $        518,111
                                                         -------------------- ---------------- --------------------
   Total Assets                                            $         44,699   $      2,323,472   $        518,111
Liabilities:
   Payable to PHL Variable Insurance Company               $              -   $              -   $              -
                                                         -------------------- ---------------- --------------------
         Total Net Assets                                  $         44,699   $      2,323,472   $        518,111
                                                         ==================== ================ ====================
                                                         ==================== ================ ====================
         Units Outstanding                                           56,773          1,125,992            199,442
                                                         ==================== ================ ====================
   Investment shares held                                             4,151            112,299             43,140
   Investments at cost                                     $         58,652   $      3,453,649   $        978,817

         Unit Value
             Phoenix Benefit Choice VUL/SM/                $           0.77   $           0.54   $           0.56
             Phoenix Executive VUL(R)                      $              -   $              -   $              -
             Phoenix Express VUL(R)                        $              -   $           1.00   $           1.05
             The Phoenix Edge(R)--SVUL                     $              -   $           3.42   $           3.38
             The Phoenix Edge(R)--VUL                      $           0.86   $           3.42   $           3.38
             The Phoenix Joint Edge(R) VUL                 $              -   $           0.64   $              -

                                                              Wanger USA
                                                         --------------------
Assets:
   Investments at fair value                               $        687,026
                                                         --------------------
   Total Assets                                            $        687,026
Liabilities:
   Payable to PHL Variable Insurance Company               $              -
                                                         --------------------
         Total Net Assets                                  $        687,026
                                                         ====================
                                                         ====================
         Units Outstanding                                          341,119
                                                         ====================
   Investment shares held                                            35,597
   Investments at cost                                     $      1,115,389

         Unit Value
             Phoenix Benefit Choice VUL/SM/                $           0.61
             Phoenix Executive VUL(R)                      $              -
             Phoenix Express VUL(R)                        $              -
             The Phoenix Edge(R)--SVUL                     $           2.30
             The Phoenix Edge(R)--VUL                      $           2.30
             The Phoenix Joint Edge(R) VUL                 $           0.67


                                                          Wanger Select
                                                         ----------------
Assets:
   Investments at fair value                             $        340,782
                                                         ----------------
   Total Assets                                          $        340,782
Liabilities:
   Payable to PHL Variable Insurance Company             $              -
                                                         ----------------
         Total Net Assets                                $        340,782
                                                         ================
                                                         ================
         Units Outstanding                                        168,254
                                                         ================
   Investment shares held                                          24,569
   Investments at cost                                   $        578,131

         Unit Value
             Phoenix Benefit Choice VUL/SM/              $           0.51
             Phoenix Executive VUL(R)                    $              -
             Phoenix Express VUL(R)                      $           0.79
             The Phoenix Edge(R)--SVUL                   $           2.26
             The Phoenix Edge(R)--VUL                    $           2.26
             The Phoenix Joint Edge(R) VUL               $              -



Assets:
   Investments at fair value

   Total Assets
Liabilities:
   Payable to PHL Variable Insurance Company

         Total Net Assets


         Units Outstanding

   Investment shares held
   Investments at cost

         Unit Value
             Phoenix Benefit Choice VUL/SM/
             Phoenix Executive VUL(R)
             Phoenix Express VUL(R)
             The Phoenix Edge(R)--SVUL
             The Phoenix Edge(R)--VUL
             The Phoenix Joint Edge(R) VUL

                       See Notes to Financial Statements

                           STATEMENTS OF OPERATIONS
                    For the period ended December 31, 2008


                                                        AIM V.I. Capital   AIM V.I. Core Equity  AIM V.I. Mid Cap
                                                       Appreciation Fund -   Fund - Series I    Core Equity Fund -
                                                         Series I Shares          Shares         Series I Shares
                                                       ------------------- -------------------- ------------------
Income:
   Dividends                                            $              -     $         11,003    $          1,990
Expenses:
   Mortality and expense fees                                        288                    -                   -
   Administrative fees                                                 -                    -                   -
                                                       ------------------- -------------------- ------------------
Net investment income (loss)                                        (288)              11,003               1,990
                                                       ------------------- -------------------- ------------------

Realized gains (losses) on investments
   Realized gain (loss) on sale of fund shares                    (2,925)                (894)                (58)
   Realized gain distributions                                         -                    -              14,471
                                                       ------------------- -------------------- ------------------
   Realized gain (loss)                                           (2,925)                (894)             14,413
                                                       ------------------- -------------------- ------------------

Change in unrealized appreciation (depreciation)
   during the year                                              (905,211)            (175,250)            (54,379)
                                                       ------------------- -------------------- ------------------
Net increase (decrease) in net assets from operations   $       (908,424)    $       (165,141)   $        (37,976)
                                                       =================== ==================== ==================

                                                         DWS Equity 500                         Federated Fund for
                                                        Index Fund VIP -      DWS Small Cap      U.S. Government
                                                             Class A       Index VIP - Class A    Securities II
                                                       ------------------- -------------------- ------------------
Income:
   Dividends                                            $         63,614     $              -    $        205,223
Expenses:
   Mortality and expense fees                                        326                    1                 961
   Administrative fees                                                 -                    -                   -
                                                       ------------------- -------------------- ------------------
Net investment income (loss)                                      63,288                   (1)            204,262
                                                       ------------------- -------------------- ------------------

Realized gains (losses) on investments
   Realized gain (loss) on sale of fund shares                    (3,576)                   9               1,338
   Realized gain distributions                                         -                    -                   -
                                                       ------------------- -------------------- ------------------
   Realized gain (loss)                                           (3,576)                   9               1,338
                                                       ------------------- -------------------- ------------------

Change in unrealized appreciation (depreciation)
   during the year                                            (1,266,031)                (274)            (16,347)
                                                       ------------------- -------------------- ------------------
Net increase (decrease) in net assets from operations   $     (1,206,319)    $           (266)   $        189,253
                                                       =================== ==================== ==================

                                                          Alger American
                                                       Capital Appreciation
                                                           Portfolio -
                                                          Class O Shares
                                                       --------------------
Income:
   Dividends                                             $              -
Expenses:
   Mortality and expense fees                                         187
   Administrative fees                                                  -
                                                       --------------------
Net investment income (loss)                                         (187)
                                                       --------------------

Realized gains (losses) on investments
   Realized gain (loss) on sale of fund shares                     60,684
   Realized gain distributions                                          -
                                                       --------------------
   Realized gain (loss)                                            60,684
                                                       --------------------

Change in unrealized appreciation (depreciation)
   during the year                                               (190,777)
                                                       --------------------
Net increase (decrease) in net assets from operations    $       (130,280)
                                                       ====================

                                                          Federated High
                                                         Income Bond Fund
                                                       II - Primary Shares
                                                       --------------------
Income:
   Dividends                                             $         26,314
Expenses:
   Mortality and expense fees                                          47
   Administrative fees                                                  -
                                                       --------------------
Net investment income (loss)                                       26,267
                                                       --------------------

Realized gains (losses) on investments
   Realized gain (loss) on sale of fund shares                     (6,500)
   Realized gain distributions                                          -
                                                       --------------------
   Realized gain (loss)                                            (6,500)
                                                       --------------------

Change in unrealized appreciation (depreciation)
   during the year                                                (95,779)
                                                       --------------------
Net increase (decrease) in net assets from operations    $        (76,012)
                                                       ====================

                       See Notes to Financial Statements

                           STATEMENTS OF OPERATIONS
                    For the period ended December 31, 2008
                                  (Continued)

                                                         Fidelity(R) VIP   Fidelity(R) VIP Growth
                                                          Contrafund(R)        Opportunities      Fidelity(R) VIP Growth
                                                       Portfolio - Service  Portfolio - Service    Portfolio - Service
                                                              Class                Class                  Class
                                                       ------------------- ---------------------- ----------------------
Income:
   Dividends                                            $         25,937      $         13,098       $          9,264
Expenses:
   Mortality and expense fees                                        324                   417                     44
   Administrative fees                                                 -                     -                      -
                                                       ------------------- ---------------------- ----------------------
Net investment income (loss)                                      25,613                12,681                  9,220
                                                       ------------------- ---------------------- ----------------------

Realized gains (losses) on investments
   Realized gain (loss) on sale of fund shares                    (4,435)                  466                 (5,740)
   Realized gain distributions                                    65,656                     -                      -
                                                       ------------------- ---------------------- ----------------------
   Realized gain (loss)                                           61,221                   466                 (5,740)
                                                       ------------------- ---------------------- ----------------------

Change in unrealized appreciation (depreciation)
   during the year                                            (1,440,971)           (1,825,970)              (713,572)
                                                       ------------------- ---------------------- ----------------------
Net increase (decrease) in net assets from operations   $     (1,354,137)     $     (1,812,823)      $       (710,092)
                                                       =================== ====================== ======================

                                                                             Lazard Retirement
                                                         Franklin Income       U.S. Small Cap        Lord Abbett Bond
                                                        Securities Fund -    Equity Portfolio -    Debenture Portfolio
                                                             Class 2           Service Shares       - Class VC Shares
                                                       ------------------- ---------------------- ----------------------
Income:
   Dividends                                            $         35,949      $              -       $         14,918
Expenses:
   Mortality and expense fees                                        986                     -                      -
   Administrative fees                                                 -                     -                      -
                                                       ------------------- ---------------------- ----------------------
Net investment income (loss)                                      34,963                     -                 14,918
                                                       ------------------- ---------------------- ----------------------

Realized gains (losses) on investments
   Realized gain (loss) on sale of fund shares                   (31,916)               (3,329)                  (469)
   Realized gain distributions                                    15,053                     -                    567
                                                       ------------------- ---------------------- ----------------------
   Realized gain (loss)                                          (16,863)               (3,329)                    98
                                                       ------------------- ---------------------- ----------------------

Change in unrealized appreciation (depreciation)
   during the year                                              (244,701)              (70,530)               (55,372)
                                                       ------------------- ---------------------- ----------------------
Net increase (decrease) in net assets from operations   $       (226,601)     $        (73,859)      $        (40,356)
                                                       =================== ====================== ======================

                                                         Fidelity(R) VIP
                                                         Investment Grade
                                                         Bond Portfolio -
                                                          Service Class
                                                       --------------------
Income:
   Dividends                                             $         16,318
Expenses:
   Mortality and expense fees                                         138
   Administrative fees                                                  -
                                                       --------------------
Net investment income (loss)                                       16,180
                                                       --------------------

Realized gains (losses) on investments
   Realized gain (loss) on sale of fund shares                       (523)
   Realized gain distributions                                        322
                                                       --------------------
   Realized gain (loss)                                              (201)
                                                       --------------------

Change in unrealized appreciation (depreciation)
   during the year                                                (35,797)
                                                       --------------------
Net increase (decrease) in net assets from operations    $        (19,818)
                                                       ====================

                                                        Lord Abbett Growth
                                                            and Income
                                                       Portfolio - Class VC
                                                              Shares
                                                       --------------------
Income:
   Dividends                                             $         65,104
Expenses:
   Mortality and expense fees                                         528
   Administrative fees                                                  -
                                                       --------------------
Net investment income (loss)                                       64,576
                                                       --------------------

Realized gains (losses) on investments
   Realized gain (loss) on sale of fund shares                       (130)
   Realized gain distributions                                     15,241
                                                       --------------------
   Realized gain (loss)                                            15,111
                                                       --------------------

Change in unrealized appreciation (depreciation)
   during the year                                             (1,736,714)
                                                       --------------------
Net increase (decrease) in net assets from operations    $     (1,657,027)
                                                       ====================

                       See Notes to Financial Statements

                           STATEMENTS OF OPERATIONS
                    For the period ended December 31, 2008
                                  (Continued)


                                                         Lord Abbett Mid      Mutual Shares       Neuberger Berman
                                                       Cap Value Portfolio  Securities Fund -       AMT Guardian
                                                        - Class VC Shares        Class 2        Portfolio - S Class
                                                       -------------------- -----------------   --------------------
Income:
   Dividends                                             $          5,348   $         57,138      $          5,818
Expenses:
   Mortality and expense fees                                          82              1,390                    88
   Administrative fees                                                  -                  -                     -
                                                       -------------------- -----------------   --------------------
Net investment income (loss)                                        5,266             55,748                 5,730
                                                       -------------------- -----------------   --------------------

Realized gains (losses) on investments
   Realized gain (loss) on sale of fund shares                       (989)            (1,748)                  982
   Realized gain distributions                                     17,872             81,270                44,483
                                                       -------------------- -----------------   --------------------
   Realized gain (loss)                                            16,883             79,522                45,465
                                                       -------------------- -----------------   --------------------

Change in unrealized appreciation (depreciation)
   during the year                                               (205,933)          (952,098)             (453,181)
                                                       -------------------- -----------------   --------------------
Net increase (decrease) in net assets from operations    $       (183,784)  $       (816,828)     $       (401,986)
                                                       ==================== =================   ====================

                                                           Oppenheimer         Oppenheimer        Oppenheimer Main
                                                       Capital Appreciation Global Securities     Street Small Cap
                                                        Fund/VA - Service   Fund/VA - Service   Fund(R)/VA - Service
                                                              Shares             Shares                Shares
                                                       -------------------- -----------------   --------------------
Income:
   Dividends                                             $              -   $            504      $          1,054
Expenses:
   Mortality and expense fees                                           -                 20                    68
   Administrative fees                                                  -                  -                     -
                                                       -------------------- -----------------   --------------------
Net investment income (loss)                                            -                484                   986
                                                       -------------------- -----------------   --------------------

Realized gains (losses) on investments
   Realized gain (loss) on sale of fund shares                       (888)            (3,418)                  875
   Realized gain distributions                                          -              2,703                21,926
                                                       -------------------- -----------------   --------------------
   Realized gain (loss)                                              (888)              (715)               22,801
                                                       -------------------- -----------------   --------------------

Change in unrealized appreciation (depreciation)
   during the year                                                (20,799)           (33,293)             (287,471)
                                                       -------------------- -----------------   --------------------
Net increase (decrease) in net assets from operations    $        (21,687)  $        (33,524)     $       (263,684)
                                                       ==================== =================   ====================

                                                        Neuberger Berman
                                                         AMT Small Cap
                                                       Growth Portfolio -
                                                            S Class
                                                       ------------------
Income:
   Dividends                                            $              -
Expenses:
   Mortality and expense fees                                          3
   Administrative fees                                                 -
                                                       ------------------
Net investment income (loss)                                          (3)
                                                       ------------------

Realized gains (losses) on investments
   Realized gain (loss) on sale of fund shares                         2
   Realized gain distributions                                       400
                                                       ------------------
   Realized gain (loss)                                              402
                                                       ------------------

Change in unrealized appreciation (depreciation)
   during the year                                                (4,729)
                                                       ------------------
Net increase (decrease) in net assets from operations   $         (4,330)
                                                       ==================



                                                        Phoenix Capital
                                                         Growth Series
                                                       ------------------
Income:
   Dividends                                            $            284
Expenses:
   Mortality and expense fees                                          -
   Administrative fees                                                 -
                                                       ------------------
Net investment income (loss)                                         284
                                                       ------------------

Realized gains (losses) on investments
   Realized gain (loss) on sale of fund shares                    (2,035)
   Realized gain distributions                                         -
                                                       ------------------
   Realized gain (loss)                                           (2,035)
                                                       ------------------

Change in unrealized appreciation (depreciation)
   during the year                                              (429,990)
                                                       ------------------
Net increase (decrease) in net assets from operations   $       (431,741)
                                                       ==================

                       See Notes to Financial Statements

                           STATEMENTS OF OPERATIONS
                    For the period ended December 31, 2008
                                  (Continued)

                                                        Phoenix Dynamic                                       Phoenix Dynamic
                                                        Asset Allocation  Phoenix Dynamic   Phoenix Dynamic   Asset Allocation
                                                       Series: Aggressive Asset Allocation  Asset Allocation  Series: Moderate
                                                             Growth        Series: Growth   Series: Moderate       Growth
                                                       ------------------ ----------------  ----------------  ----------------
Income:
   Dividends                                            $         31,277  $         30,445  $          1,616  $         16,556
Expenses:
   Mortality and expense fees                                        453             1,019                 -             1,186
   Administrative fees                                                 -                 -                 -                 -
                                                       ------------------ ----------------  ----------------  ----------------
Net investment income (loss)                                      30,824            29,426             1,616            15,370
                                                       ------------------ ----------------  ----------------  ----------------

Realized gains (losses) on investments
   Realized gain (loss) on sale of fund shares                     1,836            (3,891)              (69)          (22,460)
   Realized gain distributions                                    20,536            16,923               974            18,369
                                                       ------------------ ----------------  ----------------  ----------------
   Realized gain (loss)                                           22,372            13,032               905            (4,091)
                                                       ------------------ ----------------  ----------------  ----------------

Change in unrealized appreciation (depreciation)
   during the year                                              (888,481)         (558,058)          (10,353)         (185,850)
                                                       ------------------ ----------------  ----------------  ----------------
Net increase (decrease) in net assets from operations   $       (835,285) $       (515,600) $         (7,832) $       (174,571)
                                                       ================== ================  ================  ================

                                                                                                               Phoenix Multi-
                                                       Phoenix Growth and Phoenix Mid-Cap    Phoenix Money      Sector Fixed
                                                         Income Series     Growth Series     Market Series     Income Series
                                                       ------------------ ----------------  ----------------  ----------------
Income:
   Dividends                                            $         37,173  $              -  $         61,085  $        144,072
Expenses:
   Mortality and expense fees                                        426                 3               229               290
   Administrative fees                                                 -                 -                 -                 -
                                                       ------------------ ----------------  ----------------  ----------------
Net investment income (loss)                                      36,747                (3)           60,856           143,782
                                                       ------------------ ----------------  ----------------  ----------------

Realized gains (losses) on investments
   Realized gain (loss) on sale of fund shares                   (24,562)             (555)                -            (2,398)
   Realized gain distributions                                    36,183                 -                 -                 -
                                                       ------------------ ----------------  ----------------  ----------------
   Realized gain (loss)                                           11,621              (555)                -            (2,398)
                                                       ------------------ ----------------  ----------------  ----------------

Change in unrealized appreciation (depreciation)
   during the year                                            (1,145,594)         (102,439)                -          (494,564)
                                                       ------------------ ----------------  ----------------  ----------------
Net increase (decrease) in net assets from operations   $     (1,097,226) $       (102,997) $         60,856  $       (353,180)
                                                       ================== ================  ================  ================

                       See Notes to Financial Statements

                           STATEMENTS OF OPERATIONS
                    For the period ended December 31, 2008
                                  (Continued)

                                                         Phoenix Multi-
                                                       Sector Short Term  Phoenix Small-Cap  Phoenix Strategic
                                                          Bond Series       Growth Series    Allocation Series
                                                       ------------------ ----------------- -------------------
Income:
   Dividends                                            $         20,206  $              -   $         19,899
Expenses:
   Mortality and expense fees                                        448                88                  -
   Administrative fees                                                 -                 -                  -
                                                       ------------------ ----------------- -------------------
Net investment income (loss)                                      19,758               (88)            19,899
                                                       ------------------ ----------------- -------------------

Realized gains (losses) on investments
   Realized gain (loss) on sale of fund shares                      (637)          (33,255)            (4,270)
   Realized gain distributions                                         -            43,090              6,611
                                                       ------------------ ----------------- -------------------
   Realized gain (loss)                                             (637)            9,835              2,341
                                                       ------------------ ----------------- -------------------

Change in unrealized appreciation (depreciation)
   during the year                                               (61,548)         (712,243)          (207,994)
                                                       ------------------ ----------------- -------------------
Net increase (decrease) in net assets from operations   $        (42,427) $       (702,496)  $       (185,754)
                                                       ================== ================= ===================

                                                         Phoenix-Duff &    Phoenix-Sanford    Phoenix-Sanford
                                                       Phelps Real Estate Bernstein Mid-Cap Bernstein Small-Cap
                                                       Securities Series    Value Series       Value Series
                                                       ------------------ ----------------- -------------------
Income:
   Dividends                                            $         38,072  $          2,863   $            898
Expenses:
   Mortality and expense fees                                        198               226                 98
   Administrative fees                                                 -                 -                  -
                                                       ------------------ ----------------- -------------------
Net investment income (loss)                                      37,874             2,637                800
                                                       ------------------ ----------------- -------------------

Realized gains (losses) on investments
   Realized gain (loss) on sale of fund shares                     6,354               549            (11,373)
   Realized gain distributions                                    54,638           129,298             27,127
                                                       ------------------ ----------------- -------------------
   Realized gain (loss)                                           60,992           129,847             15,754
                                                       ------------------ ----------------- -------------------

Change in unrealized appreciation (depreciation)
   during the year                                            (1,104,085)         (884,662)          (493,588)
                                                       ------------------ ----------------- -------------------
Net increase (decrease) in net assets from operations   $     (1,005,219) $       (752,178)  $       (477,034)
                                                       ================== ================= ===================

                                                         Phoenix-Aberdeen
                                                       International Series
                                                       --------------------
Income:
   Dividends                                             $        181,071
Expenses:
   Mortality and expense fees                                         904
   Administrative fees                                                  -
                                                       --------------------
Net investment income (loss)                                      180,167
                                                       --------------------

Realized gains (losses) on investments
   Realized gain (loss) on sale of fund shares                      1,706
   Realized gain distributions                                    343,785
                                                       --------------------
   Realized gain (loss)                                           345,491
                                                       --------------------

Change in unrealized appreciation (depreciation)
   during the year                                             (4,273,631)
                                                       --------------------
Net increase (decrease) in net assets from operations    $     (3,747,973)
                                                       ====================

                                                           Phoenix-Van
                                                         Kampen Comstock
                                                              Series
                                                       --------------------
Income:
   Dividends                                             $          8,042
Expenses:
   Mortality and expense fees                                           -
   Administrative fees                                                  -
                                                       --------------------
Net investment income (loss)                                        8,042
                                                       --------------------

Realized gains (losses) on investments
   Realized gain (loss) on sale of fund shares                       (290)
   Realized gain distributions                                      9,165
                                                       --------------------
   Realized gain (loss)                                             8,875
                                                       --------------------

Change in unrealized appreciation (depreciation)
   during the year                                               (197,185)
                                                       --------------------
Net increase (decrease) in net assets from operations    $       (180,268)
                                                       ====================

                       See Notes to Financial Statements

                           STATEMENTS OF OPERATIONS
                    For the period ended December 31, 2008
                                  (Continued)

                                                                                 PIMCO
                                                                             CommodityReal
                                                          Phoenix-Van     Return/TM /Strategy  PIMCO Real Return
                                                       Kampen Equity 500  Portfolio - Advisor Portfolio - Advisor
                                                          Index Series           Class               Class
                                                       ------------------ ------------------- -------------------
Income:
   Dividends                                            $         10,593   $         29,855    $          4,091
Expenses:
   Mortality and expense fees                                         85                 98                  33
   Administrative fees                                                 -                  -                   -
                                                       ------------------ ------------------- -------------------
Net investment income (loss)                                      10,508             29,757               4,058
                                                       ------------------ ------------------- -------------------

Realized gains (losses) on investments
   Realized gain (loss) on sale of fund shares                   (18,982)           (27,527)             (5,281)
   Realized gain distributions                                         -              8,242                 137
                                                       ------------------ ------------------- -------------------
   Realized gain (loss)                                          (18,982)           (19,285)             (5,144)
                                                       ------------------ ------------------- -------------------

Change in unrealized appreciation (depreciation)
   during the year                                              (256,499)          (399,345)             (9,938)
                                                       ------------------ ------------------- -------------------
Net increase (decrease) in net assets from operations   $       (264,973)  $       (388,873)   $        (11,024)
                                                       ================== =================== ===================

                                                         Rydex Variable
                                                         Trust Inverse                          Rydex Variable
                                                        Government Long     Rydex Variable       Trust Sector
                                                       Bond Strategy Fund   Trust Nova Fund      Rotation Fund
                                                       ------------------ ------------------- -------------------
Income:
   Dividends                                            $            164   $             92    $              -
Expenses:
   Mortality and expense fees                                          -                  9                   -
   Administrative fees                                                 -                  -                   -
                                                       ------------------ ------------------- -------------------
Net investment income (loss)                                         164                 83                   -
                                                       ------------------ ------------------- -------------------

Realized gains (losses) on investments
   Realized gain (loss) on sale of fund shares                       (63)            (2,068)             (1,318)
   Realized gain distributions                                         -                  -                  61
                                                       ------------------ ------------------- -------------------
   Realized gain (loss)                                              (63)            (2,068)             (1,257)
                                                       ------------------ ------------------- -------------------

Change in unrealized appreciation (depreciation)
   during the year                                               (11,465)           (16,922)            (10,437)
                                                       ------------------ ------------------- -------------------
Net increase (decrease) in net assets from operations   $        (11,364)  $        (18,907)   $        (11,694)
                                                       ================== =================== ===================


                                                       PIMCO Total Return
                                                       Portfolio - Advisor
                                                              Class
                                                       -------------------
Income:
   Dividends                                            $         14,601
Expenses:
   Mortality and expense fees                                         87
   Administrative fees                                                 -
                                                       -------------------
Net investment income (loss)                                      14,514
                                                       -------------------

Realized gains (losses) on investments
   Realized gain (loss) on sale of fund shares                   (11,685)
   Realized gain distributions                                     4,181
                                                       -------------------
   Realized gain (loss)                                           (7,504)
                                                       -------------------

Change in unrealized appreciation (depreciation)
   during the year                                                (2,750)
                                                       -------------------
Net increase (decrease) in net assets from operations   $          4,260
                                                       ===================


                                                        Sentinel Variable
                                                        Products Balanced
                                                              Fund
                                                       -------------------
Income:
   Dividends                                            $             53
Expenses:
   Mortality and expense fees                                          -
   Administrative fees                                                 -
                                                       -------------------
Net investment income (loss)                                          53
                                                       -------------------

Realized gains (losses) on investments
   Realized gain (loss) on sale of fund shares                      (330)
   Realized gain distributions                                         6
                                                       -------------------
   Realized gain (loss)                                             (324)
                                                       -------------------

Change in unrealized appreciation (depreciation)
   during the year                                                  (395)
                                                       -------------------
Net increase (decrease) in net assets from operations   $           (666)
                                                       ===================

                       See Notes to Financial Statements

                           STATEMENTS OF OPERATIONS
                    For the period ended December 31, 2008
                                  (Continued)

                                                        Sentinel Variable  Sentinel Variable  Sentinel Variable Sentinel Variable
                                                          Products Bond     Products Common   Products Mid Cap   Products Small
                                                              Fund             Stock Fund        Growth Fund      Company Fund
                                                       ------------------- ------------------ ----------------- -----------------
Income:
   Dividends                                            $         14,013    $         33,225  $              -  $            858
Expenses:
   Mortality and expense fees                                         12                  34                 -                 7
   Administrative fees                                                 -                   -                 -                 -
                                                       ------------------- ------------------ ----------------- -----------------
Net investment income (loss)                                      14,001              33,191                 -               851
                                                       ------------------- ------------------ ----------------- -----------------

Realized gains (losses) on investments
   Realized gain (loss) on sale of fund shares                        77               3,005               (54)              429
   Realized gain distributions                                         -                   -                 -             3,617
                                                       ------------------- ------------------ ----------------- -----------------
   Realized gain (loss)                                               77               3,005               (54)            4,046
                                                       ------------------- ------------------ ----------------- -----------------

Change in unrealized appreciation (depreciation)
   during the year                                                (7,096)           (379,059)           (6,724)          (59,913)
                                                       ------------------- ------------------ ----------------- -----------------
Net increase (decrease) in net assets from operations   $          6,982    $       (342,863) $         (6,778) $        (55,016)
                                                       =================== ================== ================= =================

                                                           Summit S&P          Templeton
                                                        MidCap 400 Index   Developing Markets Templeton Foreign Templeton Growth
                                                       Portfolio - Class I Securities Fund -  Securities Fund - Securities Fund -
                                                             Shares             Class 2            Class 2           Class 2
                                                       ------------------- ------------------ ----------------- -----------------
Income:
   Dividends                                            $             53    $         10,989  $         28,430  $         21,111
Expenses:
   Mortality and expense fees                                          -                  96               260             1,154
   Administrative fees                                                 -                   -                 -                 -
                                                       ------------------- ------------------ ----------------- -----------------
Net investment income (loss)                                          53              10,893            28,170            19,957
                                                       ------------------- ------------------ ----------------- -----------------

Realized gains (losses) on investments
   Realized gain (loss) on sale of fund shares                      (151)            (34,796)           (3,204)           (4,059)
   Realized gain distributions                                         1              82,368           116,357            83,189
                                                       ------------------- ------------------ ----------------- -----------------
   Realized gain (loss)                                             (150)             47,572           113,153            79,130
                                                       ------------------- ------------------ ----------------- -----------------

Change in unrealized appreciation (depreciation)
   during the year                                                   (80)           (375,246)         (720,747)         (752,942)
                                                       ------------------- ------------------ ----------------- -----------------
Net increase (decrease) in net assets from operations   $           (177)   $       (316,781) $       (579,424) $       (653,855)
                                                       =================== ================== ================= =================

                       See Notes to Financial Statements

                           STATEMENTS OF OPERATIONS
                    For the period ended December 31, 2008
                                  (Continued)

                                                          Van Kampen UIF
                                                        Equity and Income        Wanger              Wanger
                                                       Portfolio - Class II   International   International Select
                                                       -------------------- ----------------  --------------------
Income:
   Dividends                                             $          1,270   $         27,137    $          3,251
Expenses:
   Mortality and expense fees                                           -                255                 207
   Administrative fees                                                  -                  -                   -
                                                       -------------------- ----------------  --------------------
Net investment income (loss)                                        1,270             26,882               3,044
                                                       -------------------- ----------------  --------------------

Realized gains (losses) on investments
   Realized gain (loss) on sale of fund shares                       (882)            (5,480)             (1,953)
   Realized gain distributions                                      1,709            410,473             218,138
                                                       -------------------- ----------------  --------------------
   Realized gain (loss)                                               827            404,993             216,185
                                                       -------------------- ----------------  --------------------

Change in unrealized appreciation (depreciation)
   during the year                                                (13,952)        (2,183,589)           (631,560)
                                                       -------------------- ----------------  --------------------
Net increase (decrease) in net assets from operations    $        (11,855)  $     (1,751,714)   $       (412,331)
                                                       ==================== ================  ====================

                                                            Wanger USA
                                                       --------------------
Income:
   Dividends                                             $              -
Expenses:
   Mortality and expense fees                                          12
   Administrative fees                                                  -
                                                       --------------------
Net investment income (loss)                                          (12)
                                                       --------------------

Realized gains (losses) on investments
   Realized gain (loss) on sale of fund shares                    (23,982)
   Realized gain distributions                                    111,587
                                                       --------------------
   Realized gain (loss)                                            87,605
                                                       --------------------

Change in unrealized appreciation (depreciation)
   during the year                                               (544,877)
                                                       --------------------
Net increase (decrease) in net assets from operations    $       (457,284)
                                                       ====================


                                                         Wanger Select
                                                       ----------------
Income:
   Dividends                                           $              -
Expenses:
   Mortality and expense fees                                        40
   Administrative fees                                                -
                                                       ----------------
Net investment income (loss)                                        (40)
                                                       ----------------

Realized gains (losses) on investments
   Realized gain (loss) on sale of fund shares                 (568,712)
   Realized gain distributions                                   38,794
                                                       ----------------
   Realized gain (loss)                                        (529,918)
                                                       ----------------

Change in unrealized appreciation (depreciation)
   during the year                                             (283,462)
                                                       ----------------
Net increase (decrease) in net assets from operations  $       (813,420)
                                                       ================



Income:
   Dividends
Expenses:
   Mortality and expense fees
   Administrative fees

Net investment income (loss)


Realized gains (losses) on investments
   Realized gain (loss) on sale of fund shares
   Realized gain distributions

   Realized gain (loss)


Change in unrealized appreciation (depreciation) during the year

Net increase (decrease) in net assets from operations


                       See Notes to Financial Statements

                      STATEMENTS OF CHANGES IN NET ASSETS
               For the periods ended December 31, 2008 and 2007

                                                             AIM V.I. Capital Appreciation Fund - Series I
                                                                              Shares
                                                             --------------------------------------------
                                                                     2008                   2007
                                                              -------------------    -------------------
Increase (decrease) in net assets from operations:
      Net investment income (loss)                           $              (288)   $              (262)
      Realized gains (losses)                                             (2,925)                   582
      Unrealized appreciation (depreciation)
       during the year                                                  (905,211)               199,306
                                                             -------------------    -------------------
Net increase (decrease) in net assets from operations                   (908,424)               199,626
                                                             -------------------    -------------------
Contract transactions:
      Payments received from contract owners                             461,585                575,478
      Transfers between Investment Options
       (including Guaranteed Interest Account), net                      (16,621)                11,756
      Transfers for contract benefits and terminations                   (59,736)               (55,891)
      Contract maintenance charges                                      (163,860)              (182,002)
                                                             -------------------    -------------------
Net increase (decrease) in net assets resulting from
   contract transactions                                                 221,368                349,341
                                                             -------------------    -------------------
         Total increase (decrease) in net assets                        (687,056)               548,967
Net assets at beginning of period                                      2,008,634              1,459,667
                                                             -------------------    -------------------
Net assets at end of period                                  $         1,321,578    $         2,008,634
                                                             ===================    ===================

                                                             AIM V.I. Core Equity Fund - Series I Shares
                                                             ------------------------------------------
                                                                     2008                  2007
                                                             -------------------   -------------------
Increase (decrease) in net assets from operations:
      Net investment income (loss)                           $            11,003   $             6,033
      Realized gains (losses)                                               (894)                  113
      Unrealized appreciation (depreciation)
       during the year                                                  (175,250)               32,382
                                                             -------------------   -------------------
Net increase (decrease) in net assets from operations                   (165,141)               38,528
                                                             -------------------   -------------------
Contract transactions:
      Payments received from contract owners                              80,105               102,126
      Transfers between Investment Options
       (including Guaranteed Interest Account), net                      (11,094)              (20,168)
      Transfers for contract benefits and terminations                   (20,835)               (6,780)
      Contract maintenance charges                                       (38,016)              (36,939)
                                                             -------------------   -------------------
Net increase (decrease) in net assets resulting from
   contract transactions                                                  10,160                38,239
                                                             -------------------   -------------------
         Total increase (decrease) in net assets                        (154,981)               76,767
Net assets at beginning of period                                        542,794               466,027
                                                             -------------------   -------------------
Net assets at end of period                                  $           387,813   $           542,794
                                                             ===================   ===================

                       See Notes to Financial Statements

                      STATEMENTS OF CHANGES IN NET ASSETS
               For the periods ended December 31, 2008 and 2007
                                  (Continued)


                                                             AIM V.I. Mid Cap Core Equity Fund - Series I
                                                                              Shares
                                                             -------------------------------------------
                                                                     2008                   2007
                                                              -------------------   -------------------
Increase (decrease) in net assets from operations:
      Net investment income (loss)                           $             1,990    $               282
      Realized gains (losses)                                             14,413                  2,342
      Unrealized appreciation (depreciation) during
       the year                                                          (54,379)                 8,973
                                                             -------------------    -------------------
Net increase (decrease) in net assets from operations                    (37,976)                11,597
                                                             -------------------    -------------------
Contract transactions:
      Payments received from contract owners                              27,531                 29,845
      Transfers between Investment Options
       (including Guaranteed Interest Account), net                       (2,453)               (11,388)
      Transfers for contract benefits and terminations                    (1,023)                (3,021)
      Contract maintenance charges                                       (15,794)               (15,221)
                                                             -------------------    -------------------
Net increase (decrease) in net assets resulting from
   contract transactions                                                   8,261                    215
                                                             -------------------    -------------------
         Total increase (decrease) in net assets                         (29,715)                11,812
Net assets at beginning of period                                        128,477                116,665
                                                             -------------------    -------------------
Net assets at end of period                                  $            98,762    $           128,477
                                                             ===================    ===================

                                                             Alger American Capital Appreciation Portfolio -
                                                                          Class O Shares
                                                             ----------------------------------------------
                                                                     2008                    2007
                                                              -------------------     -------------------
Increase (decrease) in net assets from operations:
      Net investment income (loss)                           $              (187)    $              (166)
      Realized gains (losses)                                             60,684                   4,882
      Unrealized appreciation (depreciation) during
       the year                                                         (190,777)                 94,144
                                                             -------------------     -------------------
Net increase (decrease) in net assets from operations                   (130,280)                 98,860
                                                             -------------------     -------------------
Contract transactions:
      Payments received from contract owners                              34,807                  38,092
      Transfers between Investment Options
       (including Guaranteed Interest Account), net                     (173,857)                 (3,331)
      Transfers for contract benefits and terminations                      (402)                (15,938)
      Contract maintenance charges                                       (13,434)                (28,082)
                                                             -------------------     -------------------
Net increase (decrease) in net assets resulting from
   contract transactions                                                (152,886)                 (9,259)
                                                             -------------------     -------------------
         Total increase (decrease) in net assets                        (283,166)                 89,601
Net assets at beginning of period                                        390,611                 301,010
                                                             -------------------     -------------------
Net assets at end of period                                  $           107,445     $           390,611
                                                             ===================     ===================

                       See Notes to Financial Statements

                      STATEMENTS OF CHANGES IN NET ASSETS
               For the periods ended December 31, 2008 and 2007
                                  (Continued)


                                                              DWS Equity 500 Index Fund VIP - Class A
                                                             ----------------------------------------
                                                                     2008                 2007
                                                             -------------------  -------------------
Increase (decrease) in net assets from operations:
      Net investment income (loss)                           $            63,288  $            39,548
      Realized gains (losses)                                             (3,576)                  88
      Unrealized appreciation (depreciation) during
       the year                                                       (1,266,031)              90,790
                                                             -------------------  -------------------
Net increase (decrease) in net assets from operations                 (1,206,319)             130,426
                                                             -------------------  -------------------
Contract transactions:
      Payments received from contract owners                             703,379              866,857
      Transfers between Investment Options
       (including Guaranteed Interest Account), net                       62,953               51,881
      Transfers for contract benefits and terminations                   (70,419)             (87,778)
      Contract maintenance charges                                      (230,206)            (255,013)
                                                             -------------------  -------------------
Net increase (decrease) in net assets resulting from
   contract transactions                                                 465,707              575,947
                                                             -------------------  -------------------
      Total increase (decrease) in net assets                           (740,612)             706,373
Net assets at beginning of period                                      2,935,072            2,228,699
                                                             -------------------  -------------------
Net assets at end of period                                  $         2,194,460  $         2,935,072
                                                             ===================  ===================

                                                                DWS Small Cap Index VIP - Class A
                                                             ----------------------------------------
                                                                     2008                2007
                                                             -------------------  -------------------
Increase (decrease) in net assets from operations:
      Net investment income (loss)                           $                (1) $                 -
      Realized gains (losses)                                                  9                    -
      Unrealized appreciation (depreciation) during
       the year                                                             (274)                   -
                                                             -------------------  -------------------
Net increase (decrease) in net assets from operations                       (266)                   -
                                                             -------------------  -------------------
Contract transactions:
      Payments received from contract owners                                 499                    -
      Transfers between Investment Options
       (including Guaranteed Interest Account), net                        5,550                    -
      Transfers for contract benefits and terminations                        (3)                   -
      Contract maintenance charges                                          (931)                   -
                                                             -------------------  -------------------
Net increase (decrease) in net assets resulting from
   contract transactions                                                   5,115                    -
                                                             -------------------  -------------------
      Total increase (decrease) in net assets                              4,849                    -
Net assets at beginning of period                                              -                    -
                                                             -------------------  -------------------
Net assets at end of period                                  $             4,849  $                 -
                                                             ===================  ===================

                       See Notes to Financial Statements

                      STATEMENTS OF CHANGES IN NET ASSETS
               For the periods ended December 31, 2008 and 2007
                                  (Continued)

                                                             Federated Fund for U.S. Government
                                                                        Securities II
                                                             ----------------------------------
                                                                   2008              2007
                                                             ----------------  ----------------
Increase (decrease) in net assets from operations:
      Net investment income (loss)                           $        204,262  $        146,443
      Realized gains (losses)                                           1,338               903
      Unrealized appreciation (depreciation) during
       the year                                                       (16,347)           79,321
                                                             ----------------  ----------------
Net increase (decrease) in net assets from operations                 189,253           226,667
                                                             ----------------  ----------------
Contract transactions:
      Payments received from contract owners                        1,062,693         1,331,043
      Transfers between Investment Options
       (including Guaranteed Interest Account), net                   (98,065)          100,121
      Transfers for contract benefits and terminations               (175,550)         (100,604)
      Contract maintenance charges                                   (361,862)         (314,722)
                                                             ----------------  ----------------
Net increase (decrease) in net assets resulting from
   contract transactions                                              427,216         1,015,838
                                                             ----------------  ----------------
         Total increase (decrease) in net assets                      616,469         1,242,505
Net assets at beginning of period                                   4,135,521         2,893,016
                                                             ----------------  ----------------
Net assets at end of period                                  $      4,751,990  $      4,135,521
                                                             ================  ================

                                                             Federated High Income Bond Fund II -
                                                                       Primary Shares
                                                             ----------------------------------
                                                                   2008               2007
                                                             ----------------   ----------------
Increase (decrease) in net assets from operations:
      Net investment income (loss)                           $         26,267   $         17,934
      Realized gains (losses)                                          (6,500)            (1,414)
      Unrealized appreciation (depreciation) during
       the year                                                       (95,779)           (10,666)
                                                             ----------------   ----------------
Net increase (decrease) in net assets from operations                 (76,012)             5,854
                                                             ----------------   ----------------
Contract transactions:
      Payments received from contract owners                           66,919             75,421
      Transfers between Investment Options
       (including Guaranteed Interest Account), net                   (32,802)            23,482
      Transfers for contract benefits and terminations                (10,932)            (5,076)
      Contract maintenance charges                                    (22,126)           (24,050)
                                                             ----------------   ----------------
Net increase (decrease) in net assets resulting from
   contract transactions                                                1,059             69,777
                                                             ----------------   ----------------
         Total increase (decrease) in net assets                      (74,953)            75,631
Net assets at beginning of period                                     277,895            202,264
                                                             ----------------   ----------------
Net assets at end of period                                  $        202,942   $        277,895
                                                             ================   ================

                       See Notes to Financial Statements

                      STATEMENTS OF CHANGES IN NET ASSETS
               For the periods ended December 31, 2008 and 2007
                                  (Continued)

                                                             Fidelity(R) VIP Contrafund(R) Portfolio - Service
                                                                               Class
                                                             ------------------------------------------------
                                                                     2008                     2007
                                                               -------------------      -------------------
Increase (decrease) in net assets from operations:
      Net investment income (loss)                           $            25,613      $            21,976
      Realized gains (losses)                                             61,221                  666,329
      Unrealized appreciation (depreciation) during
       the year                                                       (1,440,971)                (315,705)
                                                             -------------------      -------------------
Net increase (decrease) in net assets from operations                 (1,354,137)                 372,600
                                                             -------------------      -------------------
Contract transactions:
      Payments received from contract owners                             611,263                  607,688
      Transfers between Investment Options
       (including Guaranteed Interest Account), net                      194,748                   71,464
      Transfers for contract benefits and terminations                   (30,031)                 (53,740)
      Contract maintenance charges                                      (178,513)                (192,098)
                                                             -------------------      -------------------
Net increase (decrease) in net assets resulting from
   contract transactions                                                 597,467                  433,314
                                                             -------------------      -------------------
         Total increase (decrease) in net assets                        (756,670)                 805,914
Net assets at beginning of period                                      2,761,085                1,955,171
                                                             -------------------      -------------------
Net assets at end of period                                  $         2,004,415      $         2,761,085
                                                             ===================      ===================

                                                             Fidelity(R) VIP Growth Opportunities Portfolio -
                                                                           Service Class
                                                             -----------------------------------------------
                                                                     2008                     2007
                                                               -------------------     -------------------
Increase (decrease) in net assets from operations:
      Net investment income (loss)                           $            12,681      $              (346)
      Realized gains (losses)                                                466                      347
      Unrealized appreciation (depreciation) during
       the year                                                       (1,825,970)                 307,702
                                                             -------------------      -------------------
Net increase (decrease) in net assets from operations                 (1,812,823)                 307,703
                                                             -------------------      -------------------
Contract transactions:
      Payments received from contract owners                           1,472,609                  861,716
      Transfers between Investment Options
       (including Guaranteed Interest Account), net                      689,526                  573,859
      Transfers for contract benefits and terminations                  (158,798)                 (45,941)
      Contract maintenance charges                                      (338,378)                (214,952)
                                                             -------------------      -------------------
Net increase (decrease) in net assets resulting from
   contract transactions                                               1,664,959                1,174,682
                                                             -------------------      -------------------
         Total increase (decrease) in net assets                        (147,864)               1,482,385
Net assets at beginning of period                                      2,350,397                  868,012
                                                             -------------------      -------------------
Net assets at end of period                                  $         2,202,533      $         2,350,397
                                                             ===================      ===================

                       See Notes to Financial Statements

                      STATEMENTS OF CHANGES IN NET ASSETS
               For the periods ended December 31, 2008 and 2007
                                  (Continued)


                                                             Fidelity(R) VIP Growth Portfolio - Service Class
                                                             -----------------------------------------------
                                                                     2008                     2007
                                                               -------------------     -------------------
Increase (decrease) in net assets from operations:
      Net investment income (loss)                           $             9,220      $             7,227
      Realized gains (losses)                                             (5,740)                   5,378
      Unrealized appreciation (depreciation) during
       the year                                                         (713,572)                 280,918
                                                             -------------------      -------------------
Net increase (decrease) in net assets from operations                   (710,092)                 293,523
                                                             -------------------      -------------------
Contract transactions:
      Payments received from contract owners                             251,261                  246,359
      Transfers between Investment Options
       (including Guaranteed Interest Account), net                       10,693                   (1,416)
      Transfers for contract benefits and terminations                   (49,351)                 (79,171)
      Contract maintenance charges                                       (89,831)                 (96,296)
                                                             -------------------      -------------------
Net increase (decrease) in net assets resulting from
   contract transactions                                                 122,772                   69,476
                                                             -------------------      -------------------
         Total increase (decrease) in net assets                        (587,320)                 362,999
Net assets at beginning of period                                      1,409,898                1,046,899
                                                             -------------------      -------------------
Net assets at end of period                                  $           822,578      $         1,409,898
                                                             ===================      ===================

                                                             Fidelity(R) VIP Investment Grade Bond Portfolio
                                                                          - Service Class
                                                             ----------------------------------------------
                                                                     2008                    2007
                                                              -------------------     -------------------
Increase (decrease) in net assets from operations:
      Net investment income (loss)                           $            16,180     $               202
      Realized gains (losses)                                               (201)                      5
      Unrealized appreciation (depreciation) during
       the year                                                          (35,797)                  7,601
                                                             -------------------     -------------------
Net increase (decrease) in net assets from operations                    (19,818)                  7,808
                                                             -------------------     -------------------
Contract transactions:
      Payments received from contract owners                             366,511                 152,135
      Transfers between Investment Options
       (including Guaranteed Interest Account), net                      186,701                 242,848
      Transfers for contract benefits and terminations                   (29,065)                 (4,227)
      Contract maintenance charges                                      (103,017)                (31,581)
                                                             -------------------     -------------------
Net increase (decrease) in net assets resulting from
   contract transactions                                                 421,130                 359,175
                                                             -------------------     -------------------
         Total increase (decrease) in net assets                         401,312                 366,983
Net assets at beginning of period                                        366,983                       -
                                                             -------------------     -------------------
Net assets at end of period                                  $           768,295     $           366,983
                                                             ===================     ===================

                       See Notes to Financial Statements

                      STATEMENTS OF CHANGES IN NET ASSETS
               For the periods ended December 31, 2008 and 2007
                                  (Continued)


                                                             Franklin Income Securities Fund - Class 2
                                                             ----------------------------------------
                                                                     2008                 2007
                                                             -------------------  -------------------
Increase (decrease) in net assets from operations:
      Net investment income (loss)                           $            34,963  $             6,940
      Realized gains (losses)                                            (16,863)               1,280
      Unrealized appreciation (depreciation) during
       the year                                                         (244,701)             (14,387)
                                                             -------------------  -------------------
Net increase (decrease) in net assets from operations                   (226,601)              (6,167)
                                                             -------------------  -------------------
Contract transactions:
      Payments received from contract owners                             298,454              361,962
      Transfers between Investment Options (including
       Guaranteed Interest Account), net                                 160,026              167,079
      Transfers for contract benefits and terminations                   (69,536)              (1,930)
      Contract maintenance charges                                       (72,910)             (21,897)
                                                             -------------------  -------------------
Net increase (decrease) in net assets resulting from
   contract transactions                                                 316,034            5,052,214
                                                             -------------------  -------------------
         Total increase (decrease) in net assets                          89,433              499,047
Net assets at beginning of period                                        521,225               22,178
                                                             -------------------  -------------------
Net assets at end of period                                  $           610,658  $           521,225
                                                             ===================  ===================

                                                              Lazard Retirement U.S. Small Cap Equity
                                                                    Portfolio - Service Shares
                                                             ----------------------------------------
                                                                     2008                 2007
                                                             -------------------  -------------------
Increase (decrease) in net assets from operations:
      Net investment income (loss)                           $                 -  $                 -
      Realized gains (losses)                                             (3,329)              90,396
      Unrealized appreciation (depreciation) during
       the year                                                          (70,530)            (108,214)
                                                             -------------------  -------------------
Net increase (decrease) in net assets from operations                    (73,859)             (17,818)
                                                             -------------------  -------------------
Contract transactions:
      Payments received from contract owners                              42,474               52,570
      Transfers between Investment Options (including
       Guaranteed Interest Account), net                                 (14,187)              (8,686)
      Transfers for contract benefits and terminations                   (35,613)              (2,755)
      Contract maintenance charges                                       (12,828)             (16,965)
                                                             -------------------  -------------------
Net increase (decrease) in net assets resulting from
   contract transactions                                                 (20,154)              24,164
                                                             -------------------  -------------------
         Total increase (decrease) in net assets                         (94,013)               6,346
Net assets at beginning of period                                        220,788              214,442
                                                             -------------------  -------------------
Net assets at end of period                                  $           126,775  $           220,788
                                                             ===================  ===================

                       See Notes to Financial Statements

                      STATEMENTS OF CHANGES IN NET ASSETS
               For the periods ended December 31, 2008 and 2007
                                  (Continued)

                                                              Lord Abbett Bond Debenture Portfolio -
                                                                          Class VC Shares
                                                             ----------------------------------------
                                                                     2008                 2007
                                                             -------------------  -------------------
Increase (decrease) in net assets from operations:
      Net investment income (loss)                           $            14,918  $            12,421
      Realized gains (losses)                                                 98                1,162
      Unrealized appreciation (depreciation) during
       the year                                                          (55,372)              (1,561)
                                                             -------------------  -------------------
Net increase (decrease) in net assets from operations                    (40,356)              12,022
                                                             -------------------  -------------------
Contract transactions:
      Payments received from contract owners                              50,156               48,584
      Transfers between Investment Options
       (including Guaranteed Interest Account), net                       (1,651)               5,718
      Transfers for contract benefits and terminations                    (3,544)             (34,512)
      Contract maintenance charges                                       (15,600)             (23,787)
                                                             -------------------  -------------------
Net increase (decrease) in net assets resulting from
   contract transactions                                                  29,361               (3,997)
                                                             -------------------  -------------------
         Total increase (decrease) in net assets                         (10,995)               8,025
Net assets at beginning of period                                        205,349              197,324
                                                             -------------------  -------------------
Net assets at end of period                                  $           194,354  $           205,349
                                                             ===================  ===================

                                                             Lord Abbett Growth and Income Portfolio -
                                                                          Class VC Shares
                                                             ----------------------------------------
                                                                     2008                 2007
                                                             -------------------  -------------------
Increase (decrease) in net assets from operations:
      Net investment income (loss)                           $            64,576  $            51,069
      Realized gains (losses)                                             15,111              283,644
      Unrealized appreciation (depreciation) during
       the year                                                       (1,736,714)            (237,127)
                                                             -------------------  -------------------
Net increase (decrease) in net assets from operations                 (1,657,027)              97,586
                                                             -------------------  -------------------
Contract transactions:
      Payments received from contract owners                           1,228,095            1,236,903
      Transfers between Investment Options
       (including Guaranteed Interest Account), net                       (1,281)             535,139
      Transfers for contract benefits and terminations                  (138,296)            (123,715)
      Contract maintenance charges                                      (374,165)            (341,345)
                                                             -------------------  -------------------
Net increase (decrease) in net assets resulting from
   contract transactions                                                 714,353            1,306,982
                                                             -------------------  -------------------
         Total increase (decrease) in net assets                        (942,674)           1,404,568
Net assets at beginning of period                                      4,133,281            2,728,713
                                                             -------------------  -------------------
Net assets at end of period                                  $         3,190,607  $         4,133,281
                                                             ===================  ===================

                       See Notes to Financial Statements

                      STATEMENTS OF CHANGES IN NET ASSETS
               For the periods ended December 31, 2008 and 2007
                                  (Continued)

                                                               Lord Abbett Mid Cap Value Portfolio -
                                                                          Class VC Shares
                                                             ----------------------------------------
                                                                     2008                 2007
                                                             -------------------  -------------------
Increase (decrease) in net assets from operations:
      Net investment income (loss)                           $             5,266  $             1,876
      Realized gains (losses)                                             16,883               59,659
      Unrealized appreciation (depreciation) during
       the year                                                         (205,933)             (58,803)
                                                             -------------------  -------------------
Net increase (decrease) in net assets from operations                   (183,784)               2,732
                                                             -------------------  -------------------
Contract transactions:
      Payments received from contract owners                             102,319              144,322
      Transfers between Investment Options (including
       Guaranteed Interest Account), net                                  (7,892)               8,841
      Transfers for contract benefits and terminations                    (7,525)             (18,846)
      Contract maintenance charges                                       (47,416)             (56,199)
                                                             -------------------  -------------------
Net increase (decrease) in net assets resulting from
   contract transactions                                                  39,486               78,118
                                                             -------------------  -------------------
         Total increase (decrease) in net assets                        (144,298)              80,850
Net assets at beginning of period                                        442,758              361,908
                                                             -------------------  -------------------
Net assets at end of period                                  $           298,460  $           442,758
                                                             ===================  ===================

                                                                  Mutual Shares Securities Fund -
                                                                              Class 2
                                                             ----------------------------------------
                                                                     2008                 2007
                                                             -------------------  -------------------
Increase (decrease) in net assets from operations:
      Net investment income (loss)                           $            55,748  $            21,826
      Realized gains (losses)                                             79,522               69,469
      Unrealized appreciation (depreciation) during
       the year                                                         (952,098)             (64,939)
                                                             -------------------  -------------------
Net increase (decrease) in net assets from operations                   (816,828)              26,356
                                                             -------------------  -------------------
Contract transactions:
      Payments received from contract owners                             566,175              598,888
      Transfers between Investment Options (including
       Guaranteed Interest Account), net                                 256,428                8,877
      Transfers for contract benefits and terminations                   (61,211)              (4,833)
      Contract maintenance charges                                      (148,908)             (94,220)
                                                             -------------------  -------------------
Net increase (decrease) in net assets resulting from
   contract transactions                                                 612,484              508,712
                                                             -------------------  -------------------
         Total increase (decrease) in net assets                        (204,344)             535,068
Net assets at beginning of period                                      1,795,898            1,260,830
                                                             -------------------  -------------------
Net assets at end of period                                  $         1,591,554  $         1,795,898
                                                             ===================  ===================

                       See Notes to Financial Statements

                      STATEMENTS OF CHANGES IN NET ASSETS
               For the periods ended December 31, 2008 and 2007
                                  (Continued)

                                                             Neuberger Berman AMT Guardian Portfolio -
                                                                              S Class
                                                             ----------------------------------------
                                                                     2008                 2007
                                                             -------------------  -------------------
Increase (decrease) in net assets from operations:
      Net investment income (loss)                           $             5,730  $               779
      Realized gains (losses)                                             45,465                  (39)
      Unrealized appreciation (depreciation) during
       the year                                                         (453,181)               1,651
                                                             -------------------  -------------------
Net increase (decrease) in net assets from operations                   (401,986)               2,391
                                                             -------------------  -------------------
Contract transactions:
      Payments received from contract owners                             802,676              212,500
      Transfers between Investment Options (including
       Guaranteed Interest Account), net                                 543,596              322,038
      Transfers for contract benefits and terminations                  (122,199)              (9,462)
      Contract maintenance charges                                      (168,130)             (36,601)
                                                             -------------------  -------------------
Net increase (decrease) in net assets resulting from
   contract transactions                                               1,055,943              488,475
                                                             -------------------  -------------------
         Total increase (decrease) in net assets                         653,957              490,866
Net assets at beginning of period                                        490,866                    -
                                                             -------------------  -------------------
Net assets at end of period                                  $         1,144,823  $           490,866
                                                             ===================  ===================

                                                               Neuberger Berman AMT Small Cap Growth
                                                                        Portfolio - S Class
                                                             ----------------------------------------
                                                                     2008                 2007
                                                             -------------------  -------------------
Increase (decrease) in net assets from operations:
      Net investment income (loss)                           $                (3) $                 -
      Realized gains (losses)                                                402                   67
      Unrealized appreciation (depreciation) during
       the year                                                           (4,729)                (366)
                                                             -------------------  -------------------
Net increase (decrease) in net assets from operations                     (4,330)                (299)
                                                             -------------------  -------------------
Contract transactions:
      Payments received from contract owners                                 944                1,317
      Transfers between Investment Options (including
       Guaranteed Interest Account), net                                   7,815                3,456
      Transfers for contract benefits and terminations                         1                  (17)
      Contract maintenance charges                                          (881)                (407)
                                                             -------------------  -------------------
Net increase (decrease) in net assets resulting from
   contract transactions                                                   7,879                4,349
                                                             -------------------  -------------------
         Total increase (decrease) in net assets                           3,549                4,050
Net assets at beginning of period                                          5,859                1,809
                                                             -------------------  -------------------
Net assets at end of period                                  $             9,408  $             5,859
                                                             ===================  ===================

                       See Notes to Financial Statements

                      STATEMENTS OF CHANGES IN NET ASSETS
               For the periods ended December 31, 2008 and 2007
                                  (Continued)

                                                             Oppenheimer Capital Appreciation Fund/VA -
                                                                          Service Shares
                                                             ----------------------------------------
                                                                     2008                  2007
                                                             -------------------   -------------------
Increase (decrease) in net assets from operations:
      Net investment income (loss)                           $                 -   $                 1
      Realized gains (losses)                                               (888)                    7
      Unrealized appreciation (depreciation) during
       the year                                                          (20,799)                1,656
                                                             -------------------   -------------------
Net increase (decrease) in net assets from operations                    (21,687)                1,664
                                                             -------------------   -------------------
Contract transactions:
      Payments received from contract owners                              14,159                 5,136
      Transfers between Investment Options
       (including Guaranteed Interest Account), net                       20,323                14,043
      Transfers for contract benefits and terminations                      (327)                  (40)
      Contract maintenance charges                                        (3,920)               (1,534)
                                                             -------------------   -------------------
Net increase (decrease) in net assets resulting from
   contract transactions                                                  30,235                17,605
                                                             -------------------   -------------------
         Total increase (decrease) in net assets                           8,548                19,269
Net assets at beginning of period                                         25,210                 5,941
                                                             -------------------   -------------------
Net assets at end of period                                  $            33,758   $            25,210
                                                             ===================   ===================

                                                              Oppenheimer Global Securities Fund/VA -
                                                                          Service Shares
                                                             ----------------------------------------
                                                                     2008                 2007
                                                             -------------------  -------------------
Increase (decrease) in net assets from operations:
      Net investment income (loss)                           $               484  $               234
      Realized gains (losses)                                               (715)                 894
      Unrealized appreciation (depreciation) during
       the year                                                          (33,293)                  48
                                                             -------------------  -------------------
Net increase (decrease) in net assets from operations                    (33,524)               1,176
                                                             -------------------  -------------------
Contract transactions:
      Payments received from contract owners                              43,439               27,879
      Transfers between Investment Options
       (including Guaranteed Interest Account), net                       25,226               10,112
      Transfers for contract benefits and terminations                    (5,152)              (1,460)
      Contract maintenance charges                                        (8,366)              (4,114)
                                                             -------------------  -------------------
Net increase (decrease) in net assets resulting from
   contract transactions                                                  55,147               32,417
                                                             -------------------  -------------------
         Total increase (decrease) in net assets                          21,623               33,593
Net assets at beginning of period                                         40,360                6,767
                                                             -------------------  -------------------
Net assets at end of period                                  $            61,983  $            40,360
                                                             ===================  ===================

                       See Notes to Financial Statements

                      STATEMENTS OF CHANGES IN NET ASSETS
               For the periods ended December 31, 2008 and 2007
                                  (Continued)


                                                                 Oppenheimer Main Street Small Cap
                                                                    Fund(R)/VA - Service Shares
                                                             ----------------------------------------
                                                                     2008                 2007
                                                             -------------------  -------------------
Increase (decrease) in net assets from operations:
      Net investment income (loss)                           $               986  $                (5)
      Realized gains (losses)                                             22,801                  632
      Unrealized appreciation (depreciation) during
       the year                                                         (287,471)             (21,111)
                                                             -------------------  -------------------
Net increase (decrease) in net assets from operations                   (263,684)             (20,484)
                                                             -------------------  -------------------
Contract transactions:
      Payments received from contract owners                             508,688              167,926
      Transfers between Investment Options
       (including Guaranteed Interest Account), net                      307,925              253,953
      Transfers for contract benefits and terminations                   (68,098)              (7,096)
      Contract maintenance charges                                      (111,000)             (30,239)
                                                             -------------------  -------------------
Net increase (decrease) in net assets resulting from
   contract transactions                                                 637,515              384,544
                                                             -------------------  -------------------
         Total increase (decrease) in net assets                         373,831              364,060
Net assets at beginning of period                                        370,098                6,038
                                                             -------------------  -------------------
Net assets at end of period                                  $           743,929  $           370,098
                                                             ===================  ===================

                                                                   Phoenix Capital Growth Series
                                                             ----------------------------------------
                                                                     2008                 2007
                                                             -------------------  -------------------
Increase (decrease) in net assets from operations:
      Net investment income (loss)                           $               284  $             2,780
      Realized gains (losses)                                             (2,035)               1,524
      Unrealized appreciation (depreciation) during
       the year                                                         (429,990)              98,563
                                                             -------------------  -------------------
Net increase (decrease) in net assets from operations                   (431,741)             102,867
                                                             -------------------  -------------------
Contract transactions:
      Payments received from contract owners                             141,432              143,649
      Transfers between Investment Options
       (including Guaranteed Interest Account), net                      (11,067)             (23,877)
      Transfers for contract benefits and terminations                   (52,003)             (22,127)
      Contract maintenance charges                                       (69,080)             (71,582)
                                                             -------------------  -------------------
Net increase (decrease) in net assets resulting from
   contract transactions                                                   9,282               26,063
                                                             -------------------  -------------------
         Total increase (decrease) in net assets                        (422,459)             128,930
Net assets at beginning of period                                      1,067,304              938,374
                                                             -------------------  -------------------
Net assets at end of period                                  $           644,845  $         1,067,304
                                                             ===================  ===================

                       See Notes to Financial Statements

                      STATEMENTS OF CHANGES IN NET ASSETS
               For the periods ended December 31, 2008 and 2007
                                  (Continued)


                                                             Phoenix Dynamic Asset Allocation Series:
                                                                         Aggressive Growth
                                                             ----------------------------------------
                                                                     2008                 2007
                                                             -------------------  -------------------
Increase (decrease) in net assets from operations:
      Net investment income (loss)                           $            30,824  $            18,810
      Realized gains (losses)                                             22,372               17,118
      Unrealized appreciation (depreciation) during
       the year                                                         (888,481)              47,031
                                                             -------------------  -------------------
Net increase (decrease) in net assets from operations                   (835,285)              82,959
                                                             -------------------  -------------------
Contract transactions:
      Payments received from contract owners                             552,345              553,819
      Transfers between Investment Options
       (including Guaranteed Interest Account), net                      180,034              514,556
      Transfers for contract benefits and terminations                   (90,803)              (1,335)
      Contract maintenance charges                                      (184,108)            (124,981)
                                                             -------------------  -------------------
Net increase (decrease) in net assets resulting from
   contract transactions                                                 457,468              942,059
                                                             -------------------  -------------------
         Total increase (decrease) in net assets                        (377,817)           1,025,018
Net assets at beginning of period                                      1,815,511              790,493
                                                             -------------------  -------------------
Net assets at end of period                                  $         1,437,694  $         1,815,511
                                                             ===================  ===================

                                                             Phoenix Dynamic Asset Allocation Series:
                                                                              Growth
                                                             ----------------------------------------
                                                                     2008                 2007
                                                             -------------------  -------------------
Increase (decrease) in net assets from operations:
      Net investment income (loss)                           $            29,426  $            16,056
      Realized gains (losses)                                             13,032                8,708
      Unrealized appreciation (depreciation) during
       the year                                                         (558,058)              19,502
                                                             -------------------  -------------------
Net increase (decrease) in net assets from operations                   (515,600)              44,266
                                                             -------------------  -------------------
Contract transactions:
      Payments received from contract owners                             542,024              537,177
      Transfers between Investment Options
       (including Guaranteed Interest Account), net                       99,220              623,977
      Transfers for contract benefits and terminations                  (104,628)             (95,607)
      Contract maintenance charges                                      (122,395)             (78,260)
                                                             -------------------  -------------------
Net increase (decrease) in net assets resulting from
   contract transactions                                                 414,221              987,287
                                                             -------------------  -------------------
         Total increase (decrease) in net assets                        (101,379)           1,031,553
Net assets at beginning of period                                      1,289,561              258,008
                                                             -------------------  -------------------
Net assets at end of period                                  $         1,188,182  $         1,289,561
                                                             ===================  ===================

                       See Notes to Financial Statements

                      STATEMENTS OF CHANGES IN NET ASSETS
               For the periods ended December 31, 2008 and 2007
                                  (Continued)

                                                             Phoenix Dynamic Asset Allocation Series:
                                                                             Moderate
                                                             ----------------------------------------
                                                                     2008                 2007
                                                             -------------------  -------------------
Increase (decrease) in net assets from operations:
      Net investment income (loss)                           $             1,616  $                 8
      Realized gains (losses)                                                905                    9
      Unrealized appreciation (depreciation) during
       the year                                                          (10,353)                  (9)
                                                             -------------------  -------------------
Net increase (decrease) in net assets from operations                     (7,832)                   8
                                                             -------------------  -------------------
Contract transactions:
      Payments received from contract owners                              68,309                  815
      Transfers between Investment Options
       (including Guaranteed Interest Account), net                       31,205                  126
      Transfers for contract benefits and terminations                      (253)                   -
      Contract maintenance charges                                       (11,364)                (497)
                                                             -------------------  -------------------
Net increase (decrease) in net assets resulting from
   contract transactions                                                  87,897                  444
                                                             -------------------  -------------------
         Total increase (decrease) in net assets                          80,065                  452
Net assets at beginning of period                                            452                    -
                                                             -------------------  -------------------
Net assets at end of period                                  $            80,517  $               452
                                                             ===================  ===================

                                                             Phoenix Dynamic Asset Allocation Series:
                                                                          Moderate Growth
                                                             ----------------------------------------
                                                                     2008                 2007
                                                             -------------------  -------------------
Increase (decrease) in net assets from operations:
      Net investment income (loss)                           $            15,370  $             8,120
      Realized gains (losses)                                             (4,091)               7,436
      Unrealized appreciation (depreciation) during
       the year                                                         (185,850)              11,085
                                                             -------------------  -------------------
Net increase (decrease) in net assets from operations                   (174,571)              26,641
                                                             -------------------  -------------------
Contract transactions:
      Payments received from contract owners                             447,985              338,376
      Transfers between Investment Options
       (including Guaranteed Interest Account), net                       14,602              120,476
      Transfers for contract benefits and terminations                   (31,078)             (68,698)
      Contract maintenance charges                                      (168,009)            (117,431)
                                                             -------------------  -------------------
Net increase (decrease) in net assets resulting from
   contract transactions                                                 263,500              272,723
                                                             -------------------  -------------------
         Total increase (decrease) in net assets                          88,929              299,364
Net assets at beginning of period                                        532,975              233,611
                                                             -------------------  -------------------
Net assets at end of period                                  $           621,904  $           532,975
                                                             ===================  ===================

                       See Notes to Financial Statements

                      STATEMENTS OF CHANGES IN NET ASSETS
               For the periods ended December 31, 2008 and 2007
                                  (Continued)

                                                                 Phoenix Growth and Income Series
                                                             ----------------------------------------
                                                                     2008                 2007
                                                             -------------------  -------------------
Increase (decrease) in net assets from operations:
      Net investment income (loss)                           $            36,747  $            29,378
      Realized gains (losses)                                             11,621               94,879
      Unrealized appreciation (depreciation) during
       the year                                                       (1,145,594)              46,393
                                                             -------------------  -------------------
Net increase (decrease) in net assets from operations                 (1,097,226)             170,650
                                                             -------------------  -------------------
Contract transactions:
      Payments received from contract owners                             548,249              737,703
      Transfers between Investment Options
       (including Guaranteed Interest Account), net                     (280,598)            (111,393)
      Transfers for contract benefits and terminations                   (69,503)             (61,161)
      Contract maintenance charges                                      (203,951)            (212,427)
                                                             -------------------  -------------------
Net increase (decrease) in net assets resulting from
   contract transactions                                                  (5,803)             352,722
                                                             -------------------  -------------------
         Total increase (decrease) in net assets                      (1,103,029)             523,372
Net assets at beginning of period                                      3,163,919            2,640,547
                                                             -------------------  -------------------
Net assets at end of period                                  $         2,060,890  $         3,163,919
                                                             ===================  ===================

                                                                   Phoenix Mid-Cap Growth Series
                                                             ----------------------------------------
                                                                     2008                 2007
                                                             -------------------  -------------------
Increase (decrease) in net assets from operations:
      Net investment income (loss)                           $                (3) $                 -
      Realized gains (losses)                                               (555)               4,388
      Unrealized appreciation (depreciation) during
       the year                                                         (102,439)              39,267
                                                             -------------------  -------------------
Net increase (decrease) in net assets from operations                   (102,997)              43,655
                                                             -------------------  -------------------
Contract transactions:
      Payments received from contract owners                              52,168               55,260
      Transfers between Investment Options
       (including Guaranteed Interest Account), net                       (6,543)             (47,901)
      Transfers for contract benefits and terminations                    (3,320)                (933)
      Contract maintenance charges                                       (31,988)             (16,672)
                                                             -------------------  -------------------
Net increase (decrease) in net assets resulting from
   contract transactions                                                  10,317              (10,246)
                                                             -------------------  -------------------
         Total increase (decrease) in net assets                         (92,680)              33,409
Net assets at beginning of period                                        234,470              201,061
                                                             -------------------  -------------------
Net assets at end of period                                  $           141,790  $           234,470
                                                             ===================  ===================

                       See Notes to Financial Statements

                      STATEMENTS OF CHANGES IN NET ASSETS
               For the periods ended December 31, 2008 and 2007
                                  (Continued)

                                                                    Phoenix Money Market Series
                                                             ----------------------------------------
                                                                     2008                 2007
                                                             -------------------  -------------------
Increase (decrease) in net assets from operations:
      Net investment income (loss)                           $            60,856  $           134,557
      Realized gains (losses)                                                  -                    -
      Unrealized appreciation (depreciation) during
       the year                                                                -                    -
                                                             -------------------  -------------------
Net increase (decrease) in net assets from operations                     60,856              134,557
                                                             -------------------  -------------------
Contract transactions:
      Payments received from contract owners                           9,689,797            8,725,691
      Transfers between Investment Options
       (including Guaranteed Interest Account), net                   (7,332,609)          (6,224,624)
      Transfers for contract benefits and terminations                (1,413,327)          (1,590,348)
      Contract maintenance charges                                      (513,417)            (439,750)
                                                             -------------------  -------------------
Net increase (decrease) in net assets resulting from
   contract transactions                                                 430,444              470,969
                                                             -------------------  -------------------
         Total increase (decrease) in net assets                         491,300              605,526
Net assets at beginning of period                                      2,952,115            2,346,589
                                                             -------------------  -------------------
Net assets at end of period                                  $         3,443,415  $         2,952,115
                                                             ===================  ===================

                                                             Phoenix Multi-Sector Fixed Income Series
                                                             ----------------------------------------
                                                                     2008                 2007
                                                             -------------------  -------------------
Increase (decrease) in net assets from operations:
      Net investment income (loss)                           $           143,782  $            75,119
      Realized gains (losses)                                             (2,398)                (102)
      Unrealized appreciation (depreciation) during
       the year                                                         (494,564)             (30,629)
                                                             -------------------  -------------------
Net increase (decrease) in net assets from operations                   (353,180)              44,388
                                                             -------------------  -------------------
Contract transactions:
      Payments received from contract owners                             580,748              364,066
      Transfers between Investment Options
       (including Guaranteed Interest Account), net                      252,318              273,379
      Transfers for contract benefits and terminations                   (48,642)             (60,324)
      Contract maintenance charges                                      (170,061)            (103,610)
                                                             -------------------  -------------------
Net increase (decrease) in net assets resulting from
   contract transactions                                                 614,363              473,511
                                                             -------------------  -------------------
         Total increase (decrease) in net assets                         261,183              517,899
Net assets at beginning of period                                      1,574,563            1,056,664
                                                             -------------------  -------------------
Net assets at end of period                                  $         1,835,746  $         1,574,563
                                                             ===================  ===================

                       See Notes to Financial Statements

                      STATEMENTS OF CHANGES IN NET ASSETS
               For the periods ended December 31, 2008 and 2007
                                  (Continued)

                                                             Phoenix Multi-Sector Short Term Bond Series
                                                             ------------------------------------------
                                                                     2008                  2007
                                                             -------------------   -------------------
Increase (decrease) in net assets from operations:
      Net investment income (loss)                           $            19,758   $            16,849
      Realized gains (losses)                                               (637)                  (11)
      Unrealized appreciation (depreciation) during
       the year                                                          (61,548)               (5,612)
                                                             -------------------   -------------------
Net increase (decrease) in net assets from operations                    (42,427)               11,226
                                                             -------------------   -------------------
Contract transactions:
      Payments received from contract owners                              53,028                78,477
      Transfers between Investment Options
       (including Guaranteed Interest Account), net                       (8,203)                4,524
      Transfers for contract benefits and terminations                      (421)               (4,799)
      Contract maintenance charges                                       (13,330)              (11,692)
                                                             -------------------   -------------------
Net increase (decrease) in net assets resulting from
   contract transactions                                                  31,074                65,510
                                                             -------------------   -------------------
         Total increase (decrease) in net assets                         (11,353)               77,736
Net assets at beginning of period                                        333,197               255,461
                                                             -------------------   -------------------
Net assets at end of period                                  $           321,844   $           333,197
                                                             ===================   ===================

                                                                  Phoenix Small-Cap Growth Series
                                                             ----------------------------------------
                                                                     2008                 2007
                                                             -------------------  -------------------
Increase (decrease) in net assets from operations:
      Net investment income (loss)                           $               (88) $               (78)
      Realized gains (losses)                                              9,835              280,540
      Unrealized appreciation (depreciation) during
       the year                                                         (712,243)             (81,076)
                                                             -------------------  -------------------
Net increase (decrease) in net assets from operations                   (702,496)             199,386
                                                             -------------------  -------------------
Contract transactions:
      Payments received from contract owners                             270,248              366,583
      Transfers between Investment Options
       (including Guaranteed Interest Account), net                     (108,567)             (64,294)
      Transfers for contract benefits and terminations                   (30,332)             (32,016)
      Contract maintenance charges                                      (110,960)            (118,324)
                                                             -------------------  -------------------
Net increase (decrease) in net assets resulting from
   contract transactions                                                  20,389              151,949
                                                             -------------------  -------------------
         Total increase (decrease) in net assets                        (682,107)             351,335
Net assets at beginning of period                                      1,552,603            1,201,268
                                                             -------------------  -------------------
Net assets at end of period                                  $           870,496  $         1,552,603
                                                             ===================  ===================

                       See Notes to Financial Statements

                      STATEMENTS OF CHANGES IN NET ASSETS
               For the periods ended December 31, 2008 and 2007
                                  (Continued)

                                                                Phoenix Strategic Allocation Series
                                                             ----------------------------------------
                                                                     2008                 2007
                                                             -------------------  -------------------
Increase (decrease) in net assets from operations:
      Net investment income (loss)                           $            19,899  $            19,120
      Realized gains (losses)                                              2,341               42,651
      Unrealized appreciation (depreciation) during
       the year                                                         (207,994)             (19,477)
                                                             -------------------  -------------------
Net increase (decrease) in net assets from operations                   (185,754)              42,294
                                                             -------------------  -------------------
Contract transactions:
      Payments received from contract owners                              92,525              118,562
      Transfers between Investment Options
       (including Guaranteed Interest Account), net                      (16,141)              68,377
      Transfers for contract benefits and terminations                   (15,494)             (50,604)
      Contract maintenance charges                                       (62,248)             (62,468)
                                                             -------------------  -------------------
Net increase (decrease) in net assets resulting from
   contract transactions                                                  (1,358)              73,867
                                                             -------------------  -------------------
         Total increase (decrease) in net assets                        (187,112)             116,161
Net assets at beginning of period                                        725,005              608,844
                                                             -------------------  -------------------
Net assets at end of period                                  $           537,893  $           725,005
                                                             ===================  ===================

                                                               Phoenix-Aberdeen International Series
                                                             ----------------------------------------
                                                                     2008                 2007
                                                             -------------------  -------------------
Increase (decrease) in net assets from operations:
      Net investment income (loss)                           $           180,167  $           112,346
      Realized gains (losses)                                            345,491              398,857
      Unrealized appreciation (depreciation) during
       the year                                                       (4,273,631)             392,868
                                                             -------------------  -------------------
Net increase (decrease) in net assets from operations                 (3,747,973)             904,071
                                                             -------------------  -------------------
Contract transactions:
      Payments received from contract owners                           3,014,739            2,251,303
      Transfers between Investment Options
       (including Guaranteed Interest Account), net                    1,048,190              742,842
      Transfers for contract benefits and terminations                  (405,269)            (179,166)
      Contract maintenance charges                                      (833,336)            (599,883)
                                                             -------------------  -------------------
Net increase (decrease) in net assets resulting from
   contract transactions                                               2,824,324            2,215,096
                                                             -------------------  -------------------
         Total increase (decrease) in net assets                        (923,649)           3,119,167
Net assets at beginning of period                                      8,012,689            4,893,522
                                                             -------------------  -------------------
Net assets at end of period                                  $         7,089,040  $         8,012,689
                                                             ===================  ===================

                       See Notes to Financial Statements

                      STATEMENTS OF CHANGES IN NET ASSETS
               For the periods ended December 31, 2008 and 2007
                                  (Continued)


                                                             Phoenix-Duff & Phelps Real Estate Securities
                                                                              Series
                                                             -------------------------------------------
                                                                     2008                   2007
                                                              -------------------   -------------------
Increase (decrease) in net assets from operations:
      Net investment income (loss)                           $            37,874    $            33,309
      Realized gains (losses)                                             60,992                148,626
      Unrealized appreciation (depreciation) during
       the year                                                       (1,104,085)              (616,985)
                                                             -------------------    -------------------
Net increase (decrease) in net assets from operations                 (1,005,219)              (435,050)
                                                             -------------------    -------------------
Contract transactions:
      Payments received from contract owners                             840,010                703,292
      Transfers between Investment Options
       (including Guaranteed Interest Account), net                      352,175               (432,616)
      Transfers for contract benefits and terminations                  (109,808)               (93,028)
      Contract maintenance charges                                      (237,830)              (228,572)
                                                             -------------------    -------------------
Net increase (decrease) in net assets resulting from
   contract transactions                                                 844,547                (50,924)
                                                             -------------------    -------------------
         Total increase (decrease) in net assets                        (160,672)              (485,974)
Net assets at beginning of period                                      2,137,067              2,623,041
                                                             -------------------    -------------------
Net assets at end of period                                  $         1,976,395    $         2,137,067
                                                             ===================    ===================

                                                              Phoenix-Sanford Bernstein Mid-Cap Value
                                                                              Series
                                                             ----------------------------------------
                                                                     2008                 2007
                                                             -------------------  -------------------
Increase (decrease) in net assets from operations:
      Net investment income (loss)                           $             2,637  $             1,663
      Realized gains (losses)                                            129,847              197,928
      Unrealized appreciation (depreciation) during
       the year                                                         (884,662)            (211,504)
                                                             -------------------  -------------------
Net increase (decrease) in net assets from operations                   (752,178)             (11,913)
                                                             -------------------  -------------------
Contract transactions:
      Payments received from contract owners                             825,829              559,607
      Transfers between Investment Options
       (including Guaranteed Interest Account), net                      294,224              256,120
      Transfers for contract benefits and terminations                   (97,377)             (25,866)
      Contract maintenance charges                                      (199,560)            (126,546)
                                                             -------------------  -------------------
Net increase (decrease) in net assets resulting from
   contract transactions                                                 823,116              663,315
                                                             -------------------  -------------------
         Total increase (decrease) in net assets                          70,938              651,402
Net assets at beginning of period                                      1,664,267            1,012,865
                                                             -------------------  -------------------
Net assets at end of period                                  $         1,735,205  $         1,664,267
                                                             ===================  ===================

                       See Notes to Financial Statements

                      STATEMENTS OF CHANGES IN NET ASSETS
               For the periods ended December 31, 2008 and 2007
                                  (Continued)

                                                             Phoenix-Sanford Bernstein Small-Cap Value
                                                                              Series
                                                             ----------------------------------------
                                                                     2008                 2007
                                                             -------------------  -------------------
Increase (decrease) in net assets from operations:
      Net investment income (loss)                           $               800  $               (83)
      Realized gains (losses)                                             15,754              153,516
      Unrealized appreciation (depreciation) during
       the year                                                         (493,588)            (194,353)
                                                             -------------------  -------------------
Net increase (decrease) in net assets from operations                   (477,034)             (40,920)
                                                             -------------------  -------------------
Contract transactions:
      Payments received from contract owners                             289,178              333,994
      Transfers between Investment Options
       (including Guaranteed Interest Account), net                       (6,484)             113,197
      Transfers for contract benefits and terminations                   (25,145)             (28,326)
      Contract maintenance charges                                       (84,841)             (88,608)
                                                             -------------------  -------------------
Net increase (decrease) in net assets resulting from
   contract transactions                                                 172,708              330,257
                                                             -------------------  -------------------
         Total increase (decrease) in net assets                        (304,326)             289,337
Net assets at beginning of period                                      1,135,283              845,946
                                                             -------------------  -------------------
Net assets at end of period                                  $           830,957  $         1,135,283
                                                             ===================  ===================

                                                                Phoenix-Van Kampen Comstock Series
                                                             ----------------------------------------
                                                                     2008                 2007
                                                             -------------------  -------------------
Increase (decrease) in net assets from operations:
      Net investment income (loss)                           $             8,042  $             8,201
      Realized gains (losses)                                              8,875               28,313
      Unrealized appreciation (depreciation) during
       the year                                                         (197,185)             (45,440)
                                                             -------------------  -------------------
Net increase (decrease) in net assets from operations                   (180,268)              (8,926)
                                                             -------------------  -------------------
Contract transactions:
      Payments received from contract owners                              56,328              135,745
      Transfers between Investment Options
       (including Guaranteed Interest Account), net                       23,213              (91,634)
      Transfers for contract benefits and terminations                    (4,099)             (18,303)
      Contract maintenance charges                                       (31,664)             (38,155)
                                                             -------------------  -------------------
Net increase (decrease) in net assets resulting from
   contract transactions                                                  43,778              (12,347)
                                                             -------------------  -------------------
         Total increase (decrease) in net assets                        (136,490)             (21,273)
Net assets at beginning of period                                        473,990              495,263
                                                             -------------------  -------------------
Net assets at end of period                                  $           337,500  $           473,990
                                                             ===================  ===================

                       See Notes to Financial Statements

                      STATEMENTS OF CHANGES IN NET ASSETS
               For the periods ended December 31, 2008 and 2007
                                  (Continued)


                                                             Phoenix-Van Kampen Equity 500 Index Series
                                                             ----------------------------------------
                                                                     2008                  2007
                                                             -------------------   -------------------
Increase (decrease) in net assets from operations:
      Net investment income (loss)                           $            10,508   $            11,110
      Realized gains (losses)                                            (18,982)               17,567
      Unrealized appreciation (depreciation) during
       the year                                                         (256,499)               17,898
                                                             -------------------   -------------------
Net increase (decrease) in net assets from operations                   (264,973)               46,575
                                                             -------------------   -------------------
Contract transactions:
      Payments received from contract owners                             127,412               146,008
      Transfers between Investment Options
       (including Guaranteed Interest Account), net                      (67,527)             (193,515)
      Transfers for contract benefits and terminations                    (7,710)              (17,238)
      Contract maintenance charges                                       (99,785)             (101,187)
                                                             -------------------   -------------------
Net increase (decrease) in net assets resulting from
   contract transactions                                                 (47,610)             (165,932)
                                                             -------------------   -------------------
         Total increase (decrease) in net assets                        (312,583)             (119,357)
Net assets at beginning of period                                        750,159               869,516
                                                             -------------------   -------------------
Net assets at end of period                                  $           437,576   $           750,159
                                                             ===================   ===================

                                                              PIMCO CommodityRealReturn/TM /Strategy
                                                                     Portfolio - Advisor Class
                                                             ----------------------------------------
                                                                     2008                 2007
                                                             -------------------  -------------------
Increase (decrease) in net assets from operations:
      Net investment income (loss)                           $            29,757  $             7,586
      Realized gains (losses)                                            (19,285)                (175)
      Unrealized appreciation (depreciation) during
       the year                                                         (399,345)              27,828
                                                             -------------------  -------------------
Net increase (decrease) in net assets from operations                   (388,873)              35,239
                                                             -------------------  -------------------
Contract transactions:
      Payments received from contract owners                             437,937              116,220
      Transfers between Investment Options
       (including Guaranteed Interest Account), net                      377,650              169,900
      Transfers for contract benefits and terminations                   (59,978)              (6,375)
      Contract maintenance charges                                      (105,104)             (21,260)
                                                             -------------------  -------------------
Net increase (decrease) in net assets resulting from
   contract transactions                                                 650,505              258,485
                                                             -------------------  -------------------
         Total increase (decrease) in net assets                         261,632              293,724
Net assets at beginning of period                                        305,221               11,497
                                                             -------------------  -------------------
Net assets at end of period                                  $           566,853  $           305,221
                                                             ===================  ===================

                       See Notes to Financial Statements

                      STATEMENTS OF CHANGES IN NET ASSETS
               For the periods ended December 31, 2008 and 2007
                                  (Continued)

                                                             PIMCO Real Return Portfolio - Advisor Class
                                                             ------------------------------------------
                                                                     2008                  2007
                                                             -------------------   -------------------
Increase (decrease) in net assets from operations:
      Net investment income (loss)                           $             4,058   $               700
      Realized gains (losses)                                             (5,144)                   79
      Unrealized appreciation (depreciation) during
       the year                                                           (9,938)                1,131
                                                             -------------------   -------------------
Net increase (decrease) in net assets from operations                    (11,024)                1,910
                                                             -------------------   -------------------
Contract transactions:
      Payments received from contract owners                              35,055                13,965
      Transfers between Investment Options
       (including Guaranteed Interest Account), net                       48,749                11,780
      Transfers for contract benefits and terminations                      (377)                 (175)
      Contract maintenance charges                                        (9,785)               (2,028)
                                                             -------------------   -------------------
Net increase (decrease) in net assets resulting from
   contract transactions                                                  73,642                23,542
                                                             -------------------   -------------------
         Total increase (decrease) in net assets                          62,618                25,452
Net assets at beginning of period                                         34,373                 8,921
                                                             -------------------   -------------------
Net assets at end of period                                  $            96,991   $            34,373
                                                             ===================   ===================

                                                             PIMCO Total Return Portfolio - Advisor Class
                                                             -------------------------------------------
                                                                     2008                   2007
                                                              -------------------   -------------------
Increase (decrease) in net assets from operations:
      Net investment income (loss)                           $            14,514    $             3,707
      Realized gains (losses)                                             (7,504)                   138
      Unrealized appreciation (depreciation) during
       the year                                                           (2,750)                 3,749
                                                             -------------------    -------------------
Net increase (decrease) in net assets from operations                      4,260                  7,594
                                                             -------------------    -------------------
Contract transactions:
      Payments received from contract owners                              50,744                 12,898
      Transfers between Investment Options
       (including Guaranteed Interest Account), net                       99,842                 26,080
      Transfers for contract benefits and terminations                    (6,804)                   (14)
      Contract maintenance charges                                       (29,040)                (7,468)
                                                             -------------------    -------------------
Net increase (decrease) in net assets resulting from
   contract transactions                                                 114,742                 31,496
                                                             -------------------    -------------------
         Total increase (decrease) in net assets                         119,002                 39,090
Net assets at beginning of period                                        101,711                 62,621
                                                             -------------------    -------------------
Net assets at end of period                                  $           220,713    $           101,711
                                                             ===================    ===================

                       See Notes to Financial Statements

                      STATEMENTS OF CHANGES IN NET ASSETS
               For the periods ended December 31, 2008 and 2007
                                  (Continued)

                                                              Rydex Variable Trust Inverse Government
                                                                      Long Bond Strategy Fund
                                                             ----------------------------------------
                                                                     2008                 2007
                                                             -------------------  -------------------
Increase (decrease) in net assets from operations:
      Net investment income (loss)                           $               164  $             1,686
      Realized gains (losses)                                                (63)                 110
      Unrealized appreciation (depreciation) during
       the year                                                          (11,465)              (3,664)
                                                             -------------------  -------------------
Net increase (decrease) in net assets from operations                    (11,364)              (1,868)
                                                             -------------------  -------------------
Contract transactions:
      Payments received from contract owners                               7,102               11,628
      Transfers between Investment Options
       (including Guaranteed Interest Account), net                            -               (6,044)
      Transfers for contract benefits and terminations                       (11)                   -
      Contract maintenance charges                                        (4,178)              (3,738)
                                                             -------------------  -------------------
Net increase (decrease) in net assets resulting from
   contract transactions                                                   2,913                1,846
                                                             -------------------  -------------------
         Total increase (decrease) in net assets                          (8,451)                 (22)
Net assets at beginning of period                                         35,093               35,115
                                                             -------------------  -------------------
Net assets at end of period                                  $            26,642  $            35,093
                                                             ===================  ===================

                                                                  Rydex Variable Trust Nova Fund
                                                             ----------------------------------------
                                                                     2008                   2007
                                                             -------------------    -------------------
Increase (decrease) in net assets from operations:
      Net investment income (loss)                           $                83    $               481
      Realized gains (losses)                                             (2,068)                 2,460
      Unrealized appreciation (depreciation) during
       the year                                                          (16,922)                (3,030)
                                                             -------------------    -------------------
Net increase (decrease) in net assets from operations                    (18,907)                   (89)
                                                             -------------------    -------------------
Contract transactions:
      Payments received from contract owners                               4,373                  9,007
      Transfers between Investment Options
       (including Guaranteed Interest Account), net                       (1,435)                (8,812)
      Transfers for contract benefits and terminations                      (604)                     -
      Contract maintenance charges                                        (2,981)                (2,882)
                                                             -------------------    -------------------
Net increase (decrease) in net assets resulting from
   contract transactions                                                    (647)                (2,687)
                                                             -------------------    -------------------
         Total increase (decrease) in net assets                         (19,554)                (2,776)
Net assets at beginning of period                                         34,568                 37,344
                                                             -------------------    -------------------
Net assets at end of period                                  $            15,014    $            34,568
                                                             ===================    ===================

                       See Notes to Financial Statements

                      STATEMENTS OF CHANGES IN NET ASSETS
               For the periods ended December 31, 2008 and 2007
                                  (Continued)

                                                             Rydex Variable Trust Sector Rotation Fund
                                                             ----------------------------------------
                                                                     2008                 2007
                                                             -------------------  -------------------
Increase (decrease) in net assets from operations:
      Net investment income (loss)                           $                 -  $                 -
      Realized gains (losses)                                             (1,257)               3,751
      Unrealized appreciation (depreciation) during
       the year                                                          (10,437)               2,221
                                                             -------------------  -------------------
Net increase (decrease) in net assets from operations                    (11,694)               5,972
                                                             -------------------  -------------------
Contract transactions:
      Payments received from contract owners                               5,648                7,811
      Transfers between Investment Options
       (including Guaranteed Interest Account), net                       (6,649)                   -
      Transfers for contract benefits and terminations                         4                 (798)
      Contract maintenance charges                                        (2,421)             (13,516)
                                                             -------------------  -------------------
Net increase (decrease) in net assets resulting from
   contract transactions                                                  (3,418)              (6,503)
                                                             -------------------  -------------------
         Total increase (decrease) in net assets                         (15,112)                (531)
Net assets at beginning of period                                         30,601               31,132
                                                             -------------------  -------------------
Net assets at end of period                                  $            15,489  $            30,601
                                                             ===================  ===================

                                                             Sentinel Variable Products Balanced Fund
                                                             ----------------------------------------
                                                                     2008                2007
                                                             -------------------  -------------------
Increase (decrease) in net assets from operations:
      Net investment income (loss)                           $                53  $                 -
      Realized gains (losses)                                               (324)                   -
      Unrealized appreciation (depreciation) during
       the year                                                             (395)                   -
                                                             -------------------  -------------------
Net increase (decrease) in net assets from operations                       (666)                   -
                                                             -------------------  -------------------
Contract transactions:
      Payments received from contract owners                                 562                    -
      Transfers between Investment Options
       (including Guaranteed Interest Account), net                        2,241                    -
      Transfers for contract benefits and terminations                       (69)                   -
      Contract maintenance charges                                          (153)                   -
                                                             -------------------  -------------------
Net increase (decrease) in net assets resulting from
   contract transactions                                                   2,581                    -
                                                             -------------------  -------------------
         Total increase (decrease) in net assets                           1,915                    -
Net assets at beginning of period                                              -                    -
                                                             -------------------  -------------------
Net assets at end of period                                  $             1,915  $                 -
                                                             ===================  ===================

                       See Notes to Financial Statements

                      STATEMENTS OF CHANGES IN NET ASSETS
               For the periods ended December 31, 2008 and 2007
                                  (Continued)


                                                               Sentinel Variable Products Bond Fund
                                                             ----------------------------------------
                                                                     2008                 2007
                                                             -------------------  -------------------
Increase (decrease) in net assets from operations:
      Net investment income (loss)                           $            14,001  $             1,097
      Realized gains (losses)                                                 77                    -
      Unrealized appreciation (depreciation) during
       the year                                                           (7,096)                (775)
                                                             -------------------  -------------------
Net increase (decrease) in net assets from operations                      6,982                  322
                                                             -------------------  -------------------
Contract transactions:
      Payments received from contract owners                             185,525               10,851
      Transfers between Investment Options
       (including Guaranteed Interest Account), net                      201,361               18,589
      Transfers for contract benefits and terminations                   (26,312)                (394)
      Contract maintenance charges                                       (38,161)                (641)
                                                             -------------------  -------------------
Net increase (decrease) in net assets resulting from
   contract transactions                                                 322,413               28,405
                                                             -------------------  -------------------
         Total increase (decrease) in net assets                         329,395               28,727
Net assets at beginning of period                                         28,727                    -
                                                             -------------------  -------------------
Net assets at end of period                                  $           358,122  $            28,727
                                                             ===================  ===================

                                                              Sentinel Variable Products Common Stock
                                                                               Fund
                                                             ----------------------------------------
                                                                     2008                 2007
                                                             -------------------  -------------------
Increase (decrease) in net assets from operations:
      Net investment income (loss)                           $            33,191  $             1,547
      Realized gains (losses)                                              3,005                2,619
      Unrealized appreciation (depreciation) during
       the year                                                         (379,059)              (3,237)
                                                             -------------------  -------------------
Net increase (decrease) in net assets from operations                   (342,863)                 929
                                                             -------------------  -------------------
Contract transactions:
      Payments received from contract owners                           1,141,503               69,298
      Transfers between Investment Options
       (including Guaranteed Interest Account), net                    1,663,502               84,224
      Transfers for contract benefits and terminations                  (216,716)                (442)
      Contract maintenance charges                                      (208,413)              (3,687)
                                                             -------------------  -------------------
Net increase (decrease) in net assets resulting from
   contract transactions                                               2,379,876              149,393
                                                             -------------------  -------------------
         Total increase (decrease) in net assets                       2,037,013              150,322
Net assets at beginning of period                                        150,322                    -
                                                             -------------------  -------------------
Net assets at end of period                                  $         2,187,335  $           150,322
                                                             ===================  ===================

                       See Notes to Financial Statements

                      STATEMENTS OF CHANGES IN NET ASSETS
               For the periods ended December 31, 2008 and 2007
                                  (Continued)

                                                             Sentinel Variable Products Mid Cap Growth
                                                                               Fund
                                                             ----------------------------------------
                                                                     2008                 2007
                                                             -------------------  -------------------
Increase (decrease) in net assets from operations:
      Net investment income (loss)                           $                 -  $                 -
      Realized gains (losses)                                                (54)                   1
      Unrealized appreciation (depreciation) during
       the year                                                           (6,724)                 (57)
                                                             -------------------  -------------------
Net increase (decrease) in net assets from operations                     (6,778)                 (56)
                                                             -------------------  -------------------
Contract transactions:
      Payments received from contract owners                              10,965                   76
      Transfers between Investment Options
       (including Guaranteed Interest Account), net                        6,662                7,584
      Transfers for contract benefits and terminations                       (26)                   -
      Contract maintenance charges                                        (1,995)                 (60)
                                                             -------------------  -------------------
Net increase (decrease) in net assets resulting from
   contract transactions                                                  15,606                7,600
                                                             -------------------  -------------------
         Total increase (decrease) in net assets                           8,828                7,544
Net assets at beginning of period                                          7,544                    -
                                                             -------------------  -------------------
Net assets at end of period                                  $            16,372  $             7,544
                                                             ===================  ===================

                                                             Sentinel Variable Products Small Company
                                                                               Fund
                                                             ----------------------------------------
                                                                     2008                 2007
                                                             -------------------  -------------------
Increase (decrease) in net assets from operations:
      Net investment income (loss)                           $               851  $               125
      Realized gains (losses)                                              4,046                2,012
      Unrealized appreciation (depreciation) during
       the year                                                          (59,913)              (2,218)
                                                             -------------------  -------------------
Net increase (decrease) in net assets from operations                    (55,016)                 (81)
                                                             -------------------  -------------------
Contract transactions:
      Payments received from contract owners                             182,318               10,779
      Transfers between Investment Options
       (including Guaranteed Interest Account), net                      181,841               12,443
      Transfers for contract benefits and terminations                   (34,329)                 (60)
      Contract maintenance charges                                       (32,744)                (560)
                                                             -------------------  -------------------
Net increase (decrease) in net assets resulting from
   contract transactions                                                 297,086               22,602
                                                             -------------------  -------------------
         Total increase (decrease) in net assets                         242,070               22,521
Net assets at beginning of period                                         22,521                    -
                                                             -------------------  -------------------
Net assets at end of period                                  $           264,591  $            22,521
                                                             ===================  ===================

                       See Notes to Financial Statements

                      STATEMENTS OF CHANGES IN NET ASSETS
               For the periods ended December 31, 2008 and 2007
                                  (Continued)

                                                             Summit S&P MidCap 400 Index Portfolio -
                                                                          Class I Shares
                                                             ----------------------------------------
                                                                     2008                2007
                                                             -------------------  -------------------
Increase (decrease) in net assets from operations:
      Net investment income (loss)                           $                53  $                 -
      Realized gains (losses)                                               (150)                   -
      Unrealized appreciation (depreciation) during
       the year                                                              (80)                   -
                                                             -------------------  -------------------
Net increase (decrease) in net assets from operations                       (177)                   -
                                                             -------------------  -------------------
Contract transactions:
      Payments received from contract owners                                  92                    -
      Transfers between Investment Options
       (including Guaranteed Interest Account), net                        4,758                    -
      Transfers for contract benefits and terminations                        (4)                   -
      Contract maintenance charges                                          (819)                   -
                                                             -------------------  -------------------
Net increase (decrease) in net assets resulting from
   contract transactions                                                   4,027                    -
                                                             -------------------  -------------------
         Total increase (decrease) in net assets                           3,850                    -
Net assets at beginning of period                                              -                    -
                                                             -------------------  -------------------
Net assets at end of period                                  $             3,850  $                 -
                                                             ===================  ===================

                                                              Templeton Developing Markets Securities
                                                                          Fund - Class 2
                                                             ----------------------------------------
                                                                     2008                 2007
                                                             -------------------  -------------------
Increase (decrease) in net assets from operations:
      Net investment income (loss)                           $            10,893  $             5,298
      Realized gains (losses)                                             47,572               18,217
      Unrealized appreciation (depreciation) during
       the year                                                         (375,246)              42,062
                                                             -------------------  -------------------
Net increase (decrease) in net assets from operations                   (316,781)              65,577
                                                             -------------------  -------------------
Contract transactions:
      Payments received from contract owners                             117,585              121,100
      Transfers between Investment Options
       (including Guaranteed Interest Account), net                       92,082              214,875
      Transfers for contract benefits and terminations                   (23,621)              (2,792)
      Contract maintenance charges                                       (50,527)             (16,394)
                                                             -------------------  -------------------
Net increase (decrease) in net assets resulting from
   contract transactions                                                 135,519              316,789
                                                             -------------------  -------------------
         Total increase (decrease) in net assets                        (181,262)             382,366
Net assets at beginning of period                                        468,648               86,282
                                                             -------------------  -------------------
Net assets at end of period                                  $           287,386  $           468,648
                                                             ===================  ===================

                       See Notes to Financial Statements

                      STATEMENTS OF CHANGES IN NET ASSETS
               For the periods ended December 31, 2008 and 2007
                                  (Continued)

                                                             Templeton Foreign Securities Fund - Class 2
                                                             ------------------------------------------
                                                                     2008                  2007
                                                             -------------------   -------------------
Increase (decrease) in net assets from operations:
      Net investment income (loss)                           $            28,170   $            21,503
      Realized gains (losses)                                            113,153                57,723
      Unrealized appreciation (depreciation) during
       the year                                                         (720,747)               70,029
                                                             -------------------   -------------------
Net increase (decrease) in net assets from operations                   (579,424)              149,255
                                                             -------------------   -------------------
Contract transactions:
      Payments received from contract owners                             229,580               281,649
      Transfers between Investment Options
       (including Guaranteed Interest Account), net                      134,880              (188,746)
      Transfers for contract benefits and terminations                   (22,754)              (45,287)
      Contract maintenance charges                                       (82,335)              (95,227)
                                                             -------------------   -------------------
Net increase (decrease) in net assets resulting from
   contract transactions                                                 259,371               (47,611)
                                                             -------------------   -------------------
         Total increase (decrease) in net assets                        (320,053)              101,644
Net assets at beginning of period                                      1,239,510             1,137,866
                                                             -------------------   -------------------
Net assets at end of period                                  $           919,457   $         1,239,510
                                                             ===================   ===================

                                                             Templeton Growth Securities Fund - Class 2
                                                             ----------------------------------------
                                                                     2008                  2007
                                                             -------------------   -------------------
Increase (decrease) in net assets from operations:
      Net investment income (loss)                           $            19,957   $            12,494
      Realized gains (losses)                                             79,130                41,193
      Unrealized appreciation (depreciation) during
       the year                                                         (752,942)              (45,760)
                                                             -------------------   -------------------
Net increase (decrease) in net assets from operations                   (653,855)                7,927
                                                             -------------------   -------------------
Contract transactions:
      Payments received from contract owners                             392,285               507,720
      Transfers between Investment Options
       (including Guaranteed Interest Account), net                      164,093               148,441
      Transfers for contract benefits and terminations                   (75,490)              (20,120)
      Contract maintenance charges                                      (107,119)              (80,003)
                                                             -------------------   -------------------
Net increase (decrease) in net assets resulting from
   contract transactions                                                 373,769               556,038
                                                             -------------------   -------------------
         Total increase (decrease) in net assets                        (280,086)              563,965
Net assets at beginning of period                                      1,331,198               767,233
                                                             -------------------   -------------------
Net assets at end of period                                  $         1,051,112   $         1,331,198
                                                             ===================   ===================

                       See Notes to Financial Statements

                      STATEMENTS OF CHANGES IN NET ASSETS
               For the periods ended December 31, 2008 and 2007
                                  (Continued)

                                                                 Van Kampen UIF Equity and Income
                                                                       Portfolio - Class II
                                                             ----------------------------------------
                                                                     2008                 2007
                                                             -------------------  -------------------
Increase (decrease) in net assets from operations:
      Net investment income (loss)                           $             1,270  $               107
      Realized gains (losses)                                                827                  191
      Unrealized appreciation (depreciation) during
       the year                                                          (13,952)                (157)
                                                             -------------------  -------------------
Net increase (decrease) in net assets from operations                    (11,855)                 141
                                                             -------------------  -------------------
Contract transactions:
      Payments received from contract owners                               6,079                4,561
      Transfers between Investment Options
       (including Guaranteed Interest Account), net                       44,092                2,579
      Transfers for contract benefits and terminations                        (1)                (133)
      Contract maintenance charges                                        (4,803)              (1,066)
                                                             -------------------  -------------------
Net increase (decrease) in net assets resulting from
   contract transactions                                                  45,367                5,941
                                                             -------------------  -------------------
         Total increase (decrease) in net assets                          33,512                6,082
Net assets at beginning of period                                         11,187                5,105
                                                             -------------------  -------------------
Net assets at end of period                                  $            44,699  $            11,187
                                                             ===================  ===================

                                                                       Wanger International
                                                             ----------------------------------------
                                                                     2008                 2007
                                                             -------------------  -------------------
Increase (decrease) in net assets from operations:
      Net investment income (loss)                           $            26,882  $            25,405
      Realized gains (losses)                                            404,993              271,709
      Unrealized appreciation (depreciation) during
       the year                                                       (2,183,589)             190,736
                                                             -------------------  -------------------
Net increase (decrease) in net assets from operations                 (1,751,714)             487,850
                                                             -------------------  -------------------
Contract transactions:
      Payments received from contract owners                             820,516              665,518
      Transfers between Investment Options
       (including Guaranteed Interest Account), net                      154,053             (146,504)
      Transfers for contract benefits and terminations                  (101,846)             (92,155)
      Contract maintenance charges                                      (256,078)            (228,370)
                                                             -------------------  -------------------
Net increase (decrease) in net assets resulting from
   contract transactions                                                 616,645              198,489
                                                             -------------------  -------------------
         Total increase (decrease) in net assets                      (1,135,069)             686,339
Net assets at beginning of period                                      3,458,541            2,772,202
                                                             -------------------  -------------------
Net assets at end of period                                  $         2,323,472  $         3,458,541
                                                             ===================  ===================

                       See Notes to Financial Statements

                      STATEMENTS OF CHANGES IN NET ASSETS
               For the periods ended December 31, 2008 and 2007
                                  (Continued)

                                                                    Wanger International Select
                                                             ----------------------------------------
                                                                     2008                 2007
                                                             -------------------  -------------------
Increase (decrease) in net assets from operations:
      Net investment income (loss)                           $             3,044  $             2,832
      Realized gains (losses)                                            216,185               48,453
      Unrealized appreciation (depreciation) during
       the year                                                         (631,560)              71,690
                                                             -------------------  -------------------
Net increase (decrease) in net assets from operations                   (412,331)             122,975
                                                             -------------------  -------------------
Contract transactions:
      Payments received from contract owners                             192,872              196,364
      Transfers between Investment Options
       (including Guaranteed Interest Account), net                     (174,378)             366,366
      Transfers for contract benefits and terminations                   (15,261)              (2,176)
      Contract maintenance charges                                       (74,232)             (44,429)
                                                             -------------------  -------------------
Net increase (decrease) in net assets resulting from
   contract transactions                                                 (70,999)             516,125
                                                             -------------------  -------------------
         Total increase (decrease) in net assets                        (483,330)             639,100
Net assets at beginning of period                                      1,001,441              362,341
                                                             -------------------  -------------------
Net assets at end of period                                  $           518,111  $         1,001,441
                                                             ===================  ===================

                                                                           Wanger Select
                                                             ----------------------------------------
                                                                     2008                 2007
                                                             -------------------  -------------------
Increase (decrease) in net assets from operations:
      Net investment income (loss)                           $               (40) $               (12)
      Realized gains (losses)                                           (529,918)               8,147
      Unrealized appreciation (depreciation) during
       the year                                                         (283,462)             (23,168)
                                                             -------------------  -------------------
Net increase (decrease) in net assets from operations                   (813,420)             (15,033)
                                                             -------------------  -------------------
Contract transactions:
      Payments received from contract owners                             120,356              101,160
      Transfers between Investment Options
       (including Guaranteed Interest Account), net                     (368,062)           1,026,576
      Transfers for contract benefits and terminations                    (5,531)              (6,230)
      Contract maintenance charges                                       (31,676)             (31,805)
                                                             -------------------  -------------------
Net increase (decrease) in net assets resulting from
   contract transactions                                                (284,913)           1,089,701
                                                             -------------------  -------------------
         Total increase (decrease) in net assets                      (1,098,333)           1,074,668
Net assets at beginning of period                                      1,439,115              364,447
                                                             -------------------  -------------------
Net assets at end of period                                  $           340,782  $         1,439,115
                                                             ===================  ===================

                       See Notes to Financial Statements

                      STATEMENTS OF CHANGES IN NET ASSETS
               For the periods ended December 31, 2008 and 2007
                                  (Continued)

                                                                            Wanger USA
                                                             ----------------------------------------
                                                                     2008                 2007
                                                             -------------------  -------------------
Increase (decrease) in net assets from operations:
      Net investment income (loss)                           $               (12) $                (4)
      Realized gains (losses)                                             87,605               48,080
      Unrealized appreciation (depreciation) during
       the year                                                         (544,877)                 159
                                                             -------------------  -------------------
Net increase (decrease) in net assets from operations                   (457,284)              48,235
                                                             -------------------  -------------------
Contract transactions:
      Payments received from contract owners                             208,527              219,844
      Transfers between Investment Options
       (including Guaranteed Interest Account), net                       37,758              129,268
      Transfers for contract benefits and terminations                   (39,254)             (79,826)
      Contract maintenance charges                                       (92,436)             (75,240)
                                                             -------------------  -------------------
Net increase (decrease) in net assets resulting from
   contract transactions                                                 114,595              194,046
                                                             -------------------  -------------------
         Total increase (decrease) in net assets                        (342,689)             242,281
Net assets at beginning of period                                      1,029,715              787,434
                                                             -------------------  -------------------
Net assets at end of period                                  $           687,026  $         1,029,715
                                                             ===================  ===================

                       See Notes to Financial Statements

                    PHLVIC VARIABLE UNIVERSAL LIFE ACCOUNT
                         NOTES TO FINANCIAL STATEMENTS

Note 1--Organization
The PHLVIC Variable Universal Life Account (the "Separate Account") is a separate investment account of PHL Variable Insurance Company ("PHL Variable"). PHL Variable is a Connecticut stock life insurance company and is an indirect wholly-owned subsidiary of Phoenix Life Insurance Company ("Phoenix"). Phoenix is a wholly-owned subsidiary of The Phoenix Companies, Inc. The Separate Account is registered as a unit investment trust under the Investment Company Act of 1940, as amended, and was established September 10, 1998. The Separate Account currently consists of 61 investment options that invest in shares of underlying funds. The underlying funds include The Phoenix Edge Series Fund, AIM Variable Insurance Funds, The Alger American Fund, DWS Investments VIT Funds (formerly Scudder Investments VIT Funds), Federated Insurance Series, Fidelity(R) Variable Insurance Products, Franklin Templeton Variable Insurance Products Trust, Lazard Retirement Series, Lord Abbett Series Fund, Inc., Neuberger Berman Advisers Management Trust, Oppenheimer Variable Account Funds, PIMCO Variable Insurance Trust, The Rydex Variable Trust, The Sentinel Variable Products Trust, Summit Mutual Funds, Inc., The Universal Institutional Funds, Inc. and Wanger Advisors Trust (collectively, the "Funds").

The Separate Account invests in the following investment options:

AIM V.I. Capital Appreciation Fund - Series I Shares
-------------------------------------------------------------------------------------------
AIM V.I. Core Equity Fund - Series I Shares
-------------------------------------------------------------------------------------------
AIM V.I. Mid Cap Core Equity Fund - Series I Shares
-------------------------------------------------------------------------------------------
Alger American Capital Appreciation Portfolio - Class O Shares
-------------------------------------------------------------------------------------------
DWS Equity 500 Index Fund VIP - Class A
-------------------------------------------------------------------------------------------
DWS Small Cap Index VIP - Class A
-------------------------------------------------------------------------------------------
Federated Fund for U.S. Government Securities II
-------------------------------------------------------------------------------------------
Federated High Income Bond Fund II - Primary Shares
-------------------------------------------------------------------------------------------
Fidelity(R) VIP Contrafund(R) Portfolio - Service Class
-------------------------------------------------------------------------------------------
Fidelity(R) VIP Growth Opportunities Portfolio - Service Class
-------------------------------------------------------------------------------------------
Fidelity(R) VIP Growth Portfolio - Service Class
-------------------------------------------------------------------------------------------
Fidelity(R) VIP Investment Grade Bond Portfolio - Service Class
-------------------------------------------------------------------------------------------
Franklin Income Securities Fund - Class 2
-------------------------------------------------------------------------------------------
Lazard Retirement U.S. Small Cap Equity Portfolio - Service Shares
-------------------------------------------------------------------------------------------
Lord Abbett Bond Debenture Portfolio - Class VC Shares
-------------------------------------------------------------------------------------------
Lord Abbett Growth and Income Portfolio - Class VC Shares
-------------------------------------------------------------------------------------------
Lord Abbett Mid Cap Value Portfolio - Class VC Shares
-------------------------------------------------------------------------------------------
Mutual Shares Securities Fund - Class 2 (included in Franklin Templeton Variable Insurance
Products Trust)
-------------------------------------------------------------------------------------------
Neuberger Berman AMT Guardian Portfolio - Class S
-------------------------------------------------------------------------------------------
Neuberger Berman AMT Small Cap Growth Portfolio - S Class
-------------------------------------------------------------------------------------------
Oppenheimer Capital Appreciation Fund/VA - Service Shares
-------------------------------------------------------------------------------------------
Oppenheimer Global Securities Fund/VA - Service Shares
-------------------------------------------------------------------------------------------
Oppenheimer Main Street Small Cap Fund(R)/VA - Service Shares
-------------------------------------------------------------------------------------------
Phoenix Capital Growth Series
-------------------------------------------------------------------------------------------
Phoenix Dynamic Asset Allocation Series: Aggressive Growth
-------------------------------------------------------------------------------------------
Phoenix Dynamic Asset Allocation Series: Growth
-------------------------------------------------------------------------------------------
Phoenix Dynamic Asset Allocation Series: Moderate
-------------------------------------------------------------------------------------------
Phoenix Dynamic Asset Allocation Series: Moderate Growth
-------------------------------------------------------------------------------------------
Phoenix Growth and Income Series
-------------------------------------------------------------------------------------------
Phoenix Mid-Cap Growth Series
-------------------------------------------------------------------------------------------
Phoenix Money Market Series
-------------------------------------------------------------------------------------------
Phoenix Multi-Sector Fixed Income Series
-------------------------------------------------------------------------------------------
Phoenix Multi-Sector Short Term Bond Series
-------------------------------------------------------------------------------------------
Phoenix Small-Cap Growth Series
-------------------------------------------------------------------------------------------
Phoenix Strategic Allocation Series
-------------------------------------------------------------------------------------------
Phoenix-Aberdeen International Series
-------------------------------------------------------------------------------------------
Phoenix-Duff & Phelps Real Estate Securities Series
-------------------------------------------------------------------------------------------
Phoenix-Sanford Bernstein Mid-Cap Value Series
-------------------------------------------------------------------------------------------
Phoenix-Sanford Bernstein Small-Cap Value Series
-------------------------------------------------------------------------------------------
Phoenix-Van Kampen Comstock Series
-------------------------------------------------------------------------------------------
Phoenix-Van Kampen Equity 500 Index Series
-------------------------------------------------------------------------------------------
PIMCO CommodityRealReturn(TM) Strategy Portfolio - Advisor Class
-------------------------------------------------------------------------------------------

                    PHLVIC VARIABLE UNIVERSAL LIFE ACCOUNT
                         NOTES TO FINANCIAL STATEMENTS

Note 1--Organization (Continued)

PIMCO Real Return Portfolio - Advisor Class
----------------------------------------------------------------
PIMCO Total Return Portfolio - Advisor Class
----------------------------------------------------------------
Rydex Variable Trust Inverse Government Long Bond Strategy Fund
----------------------------------------------------------------
Rydex Variable Trust Nova Fund
----------------------------------------------------------------
Rydex Variable Trust Sector Rotation Fund
----------------------------------------------------------------
Sentinel Variable Products Balanced Fund
----------------------------------------------------------------
Sentinel Variable Products Bond Fund
----------------------------------------------------------------
Sentinel Variable Products Common Stock Fund
----------------------------------------------------------------
Sentinel Variable Products Mid Cap Growth Fund
----------------------------------------------------------------
Sentinel Variable Products Small Company Fund
----------------------------------------------------------------
Summit S&P MidCap 400 Index Portfolio - Class I Shares
----------------------------------------------------------------
Templeton Developing Markets Securities Fund - Class 2
----------------------------------------------------------------
Templeton Foreign Securities Fund - Class 2
----------------------------------------------------------------
Templeton Growth Securities Fund - Class 2
----------------------------------------------------------------
Van Kampen UIF Equity and Income Portfolio - Class II
----------------------------------------------------------------
Wanger International
----------------------------------------------------------------
Wanger International Select
----------------------------------------------------------------
Wanger Select
----------------------------------------------------------------
Wanger USA
----------------------------------------------------------------

Additionally, policy owners also may direct the allocation of their investments between the Separate Account and the Guaranteed Interest Account.

Comparative year information for the year ended December 31, 2004 has been reformatted to be consistent with the 2005, 2006, 2007 and 2008 disclosures.

Under applicable insurance law, the assets and liabilities of the Separate Account are clearly identified and distinguished from PHL Variable's other asset and liabilities. The portion of the Separate Account's assets applicable to the variable annuity contracts is not chargeable with liabilities arising out of any other business PHL Variable may conduct.

Note 2--Significant Accounting Policies
The following is a summary of significant accounting policies of the Separate Account, which are in accordance with accounting principles generally accepted in the United States of America in the investment company industry:

A. Valuation of investments: Investments are made exclusively in the Funds and are valued at the reported net asset values per share of the respective investment options.

B. Investment transactions and related income: Investment transactions are recorded on the trade date. Realized gains and losses on the sales of shares of the Funds are computed on the basis of the identified cost of the share sold. Dividend income and gains from investments are recorded on the ex-distribution date.

C. Income taxes: The Separate Account is not a separate entity from Phoenix, and under current federal income tax law, income arising from the Separate Account is not taxed since reserves are established equivalent to such income. Therefore, no provision for related federal taxes is required.

D. Use of estimates: The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets, liabilities, disclosure of contingent assets and liabilities, revenues and expenses. Actual results could differ from those estimates.

E. Distributions: Distributions from the Funds are recorded by each investment option on the ex-dividend date.

                    PHLVIC VARIABLE UNIVERSAL LIFE ACCOUNT
                         NOTES TO FINANCIAL STATEMENTS

Note 2--Significant Accounting Policies (Continued)
F. Fair Value Measurements: On January 1, 2008, The PHLVIC Variable Universal Life Account adopted the provisions of Statement of Financial Accounting Standards No. 157 ("SFAS 157"). This standard clarifies the definition of fair value for financial reporting, establishes a framework for measuring fair value and requires additional disclosures about the use of fair value measurements. To increase consistency and comparability in fair value measurements and related disclosures, PHLVIC Variable Universal Life utilizes a fair value hierarchy which prioritizes the inputs to valuation techniques used to measure fair value into three broad levels.

.. Level 1 - quoted prices in active markets for identical securities

.. Level 2 - prices determined using other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

.. Level 3 - prices determined using significant unobservable inputs (including the series' own assumptions in determining the fair value of investments)

A financial instrument's level within the fair value hierarchy is based on the lowest level of any input that is significant to the fair value measurement.

Investments in portfolio shares are valued using the net asset value of the respective portfolios at the end of each New York Stock Exchange business day, as determined by the respective fund manager. Investments held by PHLVIC Variable Universal Life Account are Level 1 of the hierarchy.

                    PHLVIC VARIABLE UNIVERSAL LIFE ACCOUNT
                         NOTES TO FINANCIAL STATEMENTS


Note 3--Purchases and Proceeds from Sales of Investments
The cost of purchases and proceeds from sales of investments for the period ended December 31, 2008 were as follows:

Investment Option                                                           Purchases         Sales
-----------------                                                           ---------         -----
   AIM V.I. Capital Appreciation Fund - Series I Shares                  $       483,323 $       262,243
   AIM V.I. Core Equity Fund - Series I Shares                                    91,949          70,785
   AIM V.I. Mid Cap Core Equity Fund - Series I Shares                            44,043          19,321
   Alger American Capital Appreciation Portfolio - Class O Shares                 38,535         191,610
   DWS Equity 500 Index Fund VIP - Class A                                       982,731         453,735
   DWS Small Cap Index VIP - Class A                                               6,149           1,036
   Federated Fund for U.S. Government Securities II                            1,387,608         756,132
   Federated High Income Bond Fund II - Primary Shares                            97,267          69,942
   Fidelity(R) VIP Contrafund(R) Portfolio - Service Class                       955,771         267,034
   Fidelity(R) VIP Growth Opportunities Portfolio - Service Class              2,244,927         567,287
   Fidelity(R) VIP Growth Portfolio - Service Class                              317,182         185,190
   Fidelity(R) VIP Investment Grade Bond Portfolio - Service Class               612,049         174,418
   Franklin Income Securities Fund - Class 2                                     675,798         309,749
   Lazard Retirement U.S. Small Cap Equity Portfolio - Service Shares             42,637          62,789
   Lord Abbett Bond Debenture Portfolio - Class VC Shares                         72,839          27,993
   Lord Abbett Growth and Income Portfolio - Class VC Shares                   1,391,594         597,424
   Lord Abbett Mid Cap Value Portfolio - Class VC Shares                         138,762          76,139
   Mutual Shares Securities Fund - Class 2                                     1,029,965         280,464
   Neuberger Berman AMT Guardian Portfolio - S Class                           1,434,616         328,461
   Neuberger Berman AMT Small Cap Growth Portfolio - S Class                       9,216             940
   Oppenheimer Capital Appreciation Fund/VA - Service Shares                      37,912           7,677
   Oppenheimer Global Securities Fund/VA - Service Shares                         78,007          19,672
   Oppenheimer Main Street Small Cap Fund(R)/VA - Service Shares                 863,916         203,490
   Phoenix Capital Growth Series                                                 154,775         145,208
   Phoenix Dynamic Asset Allocation Series: Aggressive Growth                    861,007         352,180
   Phoenix Dynamic Asset Allocation Series: Growth                               755,999         295,429
   Phoenix Dynamic Asset Allocation Series: Moderate                             102,103          11,617
   Phoenix Dynamic Asset Allocation Series: Moderate Growth                      567,517         270,278
   Phoenix Growth and Income Series                                              636,899         569,773
   Phoenix Mid-Cap Growth Series                                                  59,556          49,241
   Phoenix Money Market Series                                                10,992,656      10,501,356
   Phoenix Multi-Sector Fixed Income Series                                    1,061,993         303,849
   Phoenix Multi-Sector Short Term Bond Series                                    84,022          33,189
   Phoenix Small-Cap Growth Series                                               421,088         357,698
   Phoenix Strategic Allocation Series                                           124,324          99,172
   Phoenix-Aberdeen International Series                                       4,776,221       1,427,945
   Phoenix-Duff & Phelps Real Estate Securities Series                         1,470,743         533,684
   Phoenix-Sanford Bernstein Mid-Cap Value Series                              1,322,779         367,728
   Phoenix-Sanford Bernstein Small-Cap Value Series                              398,478         197,842
   Phoenix-Van Kampen Comstock Series                                            116,087          55,103
   Phoenix-Van Kampen Equity 500 Index Series                                    154,626         191,727
   PIMCO CommodityRealReturn/TM/ Strategy Portfolio - Advisor Class            1,011,245         322,741
   PIMCO Real Return Portfolio - Advisor Class                                   268,721         190,884
   PIMCO Total Return Portfolio - Advisor Class                                  491,209         357,772
   Rydex Variable Trust Inverse Government Long Bond Strategy Fund                 7,266           4,189
   Rydex Variable Trust Nova Fund                                                  4,465           5,029
   Rydex Variable Trust Sector Rotation Fund                                       5,709           9,066
   Sentinel Variable Products Balanced Fund                                        5,000           2,360
   Sentinel Variable Products Bond Fund                                          420,441          84,027
   Sentinel Variable Products Common Stock Fund                                2,895,088         482,022
   Sentinel Variable Products Mid Cap Growth Fund                                 18,535           2,928

                    PHLVIC VARIABLE UNIVERSAL LIFE ACCOUNT
                         NOTES TO FINANCIAL STATEMENTS

Note 3--Purchases and Proceeds from Sales of Investments (Continued)

Investment Option                                               Purchases         Sales
-----------------                                               ---------         -----
   Sentinel Variable Products Small Company Fund             $       379,163 $        77,608
   Summit S&P MidCap 400 Index Portfolio - Class I Shares              4,904             823
   Templeton Developing Markets Securities Fund - Class 2            366,281         137,501
   Templeton Foreign Securities Fund - Class 2                       555,195         151,298
   Templeton Growth Securities Fund - Class 2                        792,676         315,761
   Van Kampen UIF Equity and Income Portfolio - Class II              56,046           7,698
   Wanger International                                            1,614,617         560,616
   Wanger International Select                                       507,753         357,569
   Wanger Select                                                     283,197         529,356
   Wanger USA                                                        427,216         201,046
                                                             --------------- ---------------
                                                             $    47,212,396 $    24,496,844
                                                             --------------- ---------------

                    PHLVIC VARIABLE UNIVERSAL LIFE ACCOUNT
                         NOTES TO FINANCIAL STATEMENTS


Note 4--Changes in Units Outstanding
The changes in units outstanding were as follows:

                                                                    -----------------------------------
                                                                    For period ended December 31, 2008
                                                                     Units      Units     Net Increase
Investment Option                                                    Issued    Redeemed    (Decrease)
                                                                    -----------------------------------
-------------------------------------------------------------------------------------------------------
AIM V.I. Capital Appreciation Fund - Series I Shares                  218,489   (109,478)    109,011
-------------------------------------------------------------------------------------------------------
AIM V.I. Core Equity Fund - Series I Shares                            77,386    (66,970)     10,416
-------------------------------------------------------------------------------------------------------
AIM V.I. Mid Cap Core Equity Fund - Series I Shares                    23,445    (16,184)      7,261
-------------------------------------------------------------------------------------------------------
Alger American Capital Appreciation Portfolio - Class O Shares         16,832    (56,968)   (40,136)
-------------------------------------------------------------------------------------------------------
DWS Equity 500 Index Fund VIP - Class A                               374,418   (172,808)    201,610
-------------------------------------------------------------------------------------------------------
DWS Small Cap Index VIP - Class A                                       8,002     (1,456)      6,546
-------------------------------------------------------------------------------------------------------
Federated Fund for U.S. Government Securities II                      506,998   (314,265)    192,733
-------------------------------------------------------------------------------------------------------
Federated High Income Bond Fund II - Primary Shares                    27,654    (25,595)      2,059
-------------------------------------------------------------------------------------------------------
Fidelity(R) VIP Contrafund(R) Portfolio - Service Class               349,076   (104,204)    244,872
-------------------------------------------------------------------------------------------------------
Fidelity(R) VIP Growth Opportunities Portfolio - Service Class      2,020,397   (504,524)  1,515,873
-------------------------------------------------------------------------------------------------------
Fidelity(R) VIP Growth Portfolio - Service Class                      137,531    (78,716)     58,815
-------------------------------------------------------------------------------------------------------
Fidelity(R) VIP Investment Grade Bond Portfolio - Service Class       589,646   (172,143)    417,503
-------------------------------------------------------------------------------------------------------
Franklin Income Securities Fund - Class 2                             664,653   (336,100)    328,553
-------------------------------------------------------------------------------------------------------
Lazard Retirement U.S. Small Cap Equity Portfolio - Service Shares     41,819    (59,691)   (17,872)
-------------------------------------------------------------------------------------------------------
Lord Abbett Bond Debenture Portfolio - Class VC Shares                 50,694    (25,355)     25,339
-------------------------------------------------------------------------------------------------------
Lord Abbett Growth and Income Portfolio - Class VC Shares           1,268,991   (573,894)    695,097
-------------------------------------------------------------------------------------------------------
Lord Abbett Mid Cap Value Portfolio - Class VC Shares                 116,310    (75,307)     41,003
-------------------------------------------------------------------------------------------------------
Mutual Shares Securities Fund - Class 2                               641,325   (183,834)    457,491
-------------------------------------------------------------------------------------------------------
Neuberger Berman AMT Guardian Portfolio - S Class                   1,660,814   (410,656)  1,250,158
-------------------------------------------------------------------------------------------------------
Neuberger Berman AMT Small Cap Growth Portfolio - S Class              11,084     (1,159)      9,925
-------------------------------------------------------------------------------------------------------
Oppenheimer Capital Appreciation Fund/VA - Service Shares              42,773    (10,772)     32,001
-------------------------------------------------------------------------------------------------------
Oppenheimer Global Securities Fund/VA - Service Shares                 85,323    (26,565)     58,758
-------------------------------------------------------------------------------------------------------
Oppenheimer Main Street Small Cap Fund(R)/VA - Service Shares       1,099,536   (271,859)    827,677
-------------------------------------------------------------------------------------------------------
Phoenix Capital Growth Series                                          67,043    (59,507)      7,536
-------------------------------------------------------------------------------------------------------
Phoenix Dynamic Asset Allocation Series: Aggressive Growth            800,577   (355,696)    444,881
-------------------------------------------------------------------------------------------------------
Phoenix Dynamic Asset Allocation Series: Growth                       697,821   (295,020)    402,801
-------------------------------------------------------------------------------------------------------
Phoenix Dynamic Asset Allocation Series: Moderate                      94,552    (11,161)     83,391
-------------------------------------------------------------------------------------------------------
Phoenix Dynamic Asset Allocation Series: Moderate Growth              524,670   (263,436)    261,234
-------------------------------------------------------------------------------------------------------
Phoenix Growth and Income Series                                      231,209   (211,926)     19,283
-------------------------------------------------------------------------------------------------------
Phoenix Mid-Cap Growth Series                                          30,026    (21,674)      8,352
-------------------------------------------------------------------------------------------------------
Phoenix Money Market Series                                         9,307,801 (8,645,409)    662,392
-------------------------------------------------------------------------------------------------------
Phoenix Multi-Sector Fixed Income Series                              636,002   (169,135)    466,867
-------------------------------------------------------------------------------------------------------
Phoenix Multi-Sector Short Term Bond Series                            55,859    (29,547)     26,312
-------------------------------------------------------------------------------------------------------
Phoenix Small-Cap Growth Series                                       123,438    (95,619)     27,819
-------------------------------------------------------------------------------------------------------
Phoenix Strategic Allocation Series                                    40,949    (40,122)        827
-------------------------------------------------------------------------------------------------------
Phoenix-Aberdeen International Series                               2,832,675   (789,113)  2,043,562
-------------------------------------------------------------------------------------------------------
Phoenix-Duff & Phelps Real Estate Securities Series                   817,237   (241,704)    575,533
-------------------------------------------------------------------------------------------------------
Phoenix-Sanford Bernstein Mid-Cap Value Series                        901,611   (243,788)    657,823
-------------------------------------------------------------------------------------------------------
Phoenix-Sanford Bernstein Small-Cap Value Series                      171,287    (67,671)    103,616
-------------------------------------------------------------------------------------------------------
Phoenix-Van Kampen Comstock Series                                     41,321    (23,247)     18,074
-------------------------------------------------------------------------------------------------------
Phoenix-Van Kampen Equity 500 Index Series                             86,203    (78,539)      7,664
-------------------------------------------------------------------------------------------------------
PIMCO CommodityRealReturn/TM/ Strategy Portfolio - Advisor Class      994,472   (337,108)    657,364
-------------------------------------------------------------------------------------------------------
PIMCO Real Return Portfolio - Advisor Class                           229,822   (167,199)     62,623
-------------------------------------------------------------------------------------------------------
PIMCO Total Return Portfolio - Advisor Class                          411,208   (310,583)    100,625
-------------------------------------------------------------------------------------------------------
Rydex Variable Trust Inverse Government Long Bond Strategy Fund         8,126     (4,800)      3,326
-------------------------------------------------------------------------------------------------------

                                                                    ----------------------------------
                                                                    For period ended December 31, 2007
                                                                     Units      Units     Net Increase
Investment Option                                                    Issued    Redeemed    (Decrease)
                                                                    ----------------------------------
------------------------------------------------------------------------------------------------------
AIM V.I. Capital Appreciation Fund - Series I Shares                  233,116   (108,241)    124,875
------------------------------------------------------------------------------------------------------
AIM V.I. Core Equity Fund - Series I Shares                            88,214    (55,349)     32,865
------------------------------------------------------------------------------------------------------
AIM V.I. Mid Cap Core Equity Fund - Series I Shares                    23,145    (22,643)        502
------------------------------------------------------------------------------------------------------
Alger American Capital Appreciation Portfolio - Class O Shares         14,217    (14,196)         21
------------------------------------------------------------------------------------------------------
DWS Equity 500 Index Fund VIP - Class A                               340,699   (152,202)    188,497
------------------------------------------------------------------------------------------------------
DWS Small Cap Index VIP - Class A                                           -           -          -
------------------------------------------------------------------------------------------------------
Federated Fund for U.S. Government Securities II                      685,081   (233,497)    451,584
------------------------------------------------------------------------------------------------------
Federated High Income Bond Fund II - Primary Shares                   110,549    (83,477)     27,072
------------------------------------------------------------------------------------------------------
Fidelity(R) VIP Contrafund(R) Portfolio - Service Class               241,909   (111,209)    130,700
------------------------------------------------------------------------------------------------------
Fidelity(R) VIP Growth Opportunities Portfolio - Service Class        499,452   (114,375)    385,077
------------------------------------------------------------------------------------------------------
Fidelity(R) VIP Growth Portfolio - Service Class                       94,134    (68,338)     25,796
------------------------------------------------------------------------------------------------------
Fidelity(R) VIP Investment Grade Bond Portfolio - Service Class       394,877    (43,708)    351,169
------------------------------------------------------------------------------------------------------
Franklin Income Securities Fund - Class 2                             486,644    (55,542)    431,102
------------------------------------------------------------------------------------------------------
Lazard Retirement U.S. Small Cap Equity Portfolio - Service Shares     40,750    (22,408)     18,342
------------------------------------------------------------------------------------------------------
Lord Abbett Bond Debenture Portfolio - Class VC Shares                249,558   (253,051)    (3,493)
------------------------------------------------------------------------------------------------------
Lord Abbett Growth and Income Portfolio - Class VC Shares           1,440,515   (419,948)  1,020,567
------------------------------------------------------------------------------------------------------
Lord Abbett Mid Cap Value Portfolio - Class VC Shares                 145,917    (82,443)     63,474
------------------------------------------------------------------------------------------------------
Mutual Shares Securities Fund - Class 2                               453,066   (182,803)    270,263
------------------------------------------------------------------------------------------------------
Neuberger Berman AMT Guardian Portfolio - S Class                     484,830    (54,561)    430,269
------------------------------------------------------------------------------------------------------
Neuberger Berman AMT Small Cap Growth Portfolio - S Class               6,447     (2,310)      4,137
------------------------------------------------------------------------------------------------------
Oppenheimer Capital Appreciation Fund/VA - Service Shares              17,217     (1,392)     15,825
------------------------------------------------------------------------------------------------------
Oppenheimer Global Securities Fund/VA - Service Shares                 36,036     (6,832)     29,204
------------------------------------------------------------------------------------------------------
Oppenheimer Main Street Small Cap Fund(R)/VA - Service Shares         414,697    (47,825)    366,872
------------------------------------------------------------------------------------------------------
Phoenix Capital Growth Series                                          53,045    (43,504)      9,541
------------------------------------------------------------------------------------------------------
Phoenix Dynamic Asset Allocation Series: Aggressive Growth            977,622   (192,154)    785,468
------------------------------------------------------------------------------------------------------
Phoenix Dynamic Asset Allocation Series: Growth                     1,006,673   (157,155)    849,518
------------------------------------------------------------------------------------------------------
Phoenix Dynamic Asset Allocation Series: Moderate                         837       (441)        396
------------------------------------------------------------------------------------------------------
Phoenix Dynamic Asset Allocation Series: Moderate Growth              412,335   (173,916)    238,419
------------------------------------------------------------------------------------------------------
Phoenix Growth and Income Series                                      310,580   (193,565)    117,015
------------------------------------------------------------------------------------------------------
Phoenix Mid-Cap Growth Series                                          23,863    (27,327)    (3,464)
------------------------------------------------------------------------------------------------------
Phoenix Money Market Series                                         5,179,988 (5,002,361)    177,627
------------------------------------------------------------------------------------------------------
Phoenix Multi-Sector Fixed Income Series                              248,694    (68,485)    180,209
------------------------------------------------------------------------------------------------------
Phoenix Multi-Sector Short Term Bond Series                            80,368    (21,968)     58,400
------------------------------------------------------------------------------------------------------
Phoenix Small-Cap Growth Series                                        86,212    (53,159)     33,053
------------------------------------------------------------------------------------------------------
Phoenix Strategic Allocation Series                                    91,301    (64,709)     26,592
------------------------------------------------------------------------------------------------------
Phoenix-Aberdeen International Series                                 747,692   (237,734)    509,958
------------------------------------------------------------------------------------------------------
Phoenix-Duff & Phelps Real Estate Securities Series                   247,213   (253,066)    (5,853)
------------------------------------------------------------------------------------------------------
Phoenix-Sanford Bernstein Mid-Cap Value Series                        238,026    (57,137)    180,889
------------------------------------------------------------------------------------------------------
Phoenix-Sanford Bernstein Small-Cap Value Series                      159,670    (73,465)     86,205
------------------------------------------------------------------------------------------------------
Phoenix-Van Kampen Comstock Series                                     46,396    (49,936)    (3,540)
------------------------------------------------------------------------------------------------------
Phoenix-Van Kampen Equity 500 Index Series                             54,247   (104,576)   (50,329)
------------------------------------------------------------------------------------------------------
PIMCO CommodityRealReturn/TM/ Strategy Portfolio - Advisor Class      287,510    (41,232)    246,278
------------------------------------------------------------------------------------------------------
PIMCO Real Return Portfolio - Advisor Class                            23,761     (2,054)     21,707
------------------------------------------------------------------------------------------------------
PIMCO Total Return Portfolio - Advisor Class                           58,140    (28,324)     29,816
------------------------------------------------------------------------------------------------------
Rydex Variable Trust Inverse Government Long Bond Strategy Fund        11,685     (9,997)      1,688
------------------------------------------------------------------------------------------------------

                    PHLVIC VARIABLE UNIVERSAL LIFE ACCOUNT
                         NOTES TO FINANCIAL STATEMENTS


Note 4--Changes in Units Outstanding (Continued)

                                                        ---------------------------------------------------------------------
                                                        For period ended December 31, 2008 For period ended December 31, 2007
                                                         Units       Units    Net Increase Units      Units     Net Increase
Investment Option                                        Issued     Redeemed   (Decrease)  Issued    Redeemed    (Decrease)
                                                        ---------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------------
Rydex Variable Trust Nova Fund                              3,754     (4,416)      (662)     4,981     (6,613)    (1,632)
-----------------------------------------------------------------------------------------------------------------------------
Rydex Variable Trust Sector Rotation Fund                   3,322     (5,557)    (2,235)     4,357     (8,165)    (3,808)
-----------------------------------------------------------------------------------------------------------------------------
Sentinel Variable Products Balanced Fund                    5,645     (3,123)      2,522         -           -          -
-----------------------------------------------------------------------------------------------------------------------------
Sentinel Variable Products Bond Fund                      396,007    (81,808)    314,199    29,070     (1,020)     28,050
-----------------------------------------------------------------------------------------------------------------------------
Sentinel Variable Products Common Stock Fund            3,668,160   (629,252)  3,038,908   150,415     (4,032)    146,383
-----------------------------------------------------------------------------------------------------------------------------
Sentinel Variable Products Mid Cap Growth Fund             25,752     (4,314)     21,438     7,029        (56)      6,973
-----------------------------------------------------------------------------------------------------------------------------
Sentinel Variable Products Small Company Fund             466,704   (102,973)    363,731    22,927       (613)     22,314
-----------------------------------------------------------------------------------------------------------------------------
Summit S&P MidCap 400 Index Portfolio - Class I Shares      6,721     (1,258)      5,463         -           -          -
-----------------------------------------------------------------------------------------------------------------------------
Templeton Developing Markets Securities Fund - Class 2    271,906   (157,511)    114,395   284,314    (26,608)    257,706
-----------------------------------------------------------------------------------------------------------------------------
Templeton Foreign Securities Fund - Class 2               150,311    (50,556)     99,755   105,905   (112,332)    (6,427)
-----------------------------------------------------------------------------------------------------------------------------
Templeton Growth Securities Fund - Class 2                587,949   (205,909)    382,040   325,461    (49,618)    275,843
-----------------------------------------------------------------------------------------------------------------------------
Van Kampen UIF Equity and Income Portfolio - Class II      55,807     (9,041)     46,766     7,371     (2,084)      5,287
-----------------------------------------------------------------------------------------------------------------------------
Wanger International                                      799,245   (244,881)    554,364   187,068   (141,844)     45,224
-----------------------------------------------------------------------------------------------------------------------------
Wanger International Select                                92,488    (74,535)     17,953   114,559    (17,775)     96,784
-----------------------------------------------------------------------------------------------------------------------------
Wanger Select                                              86,010   (245,543)  (159,533)   253,952    (16,187)    237,765
-----------------------------------------------------------------------------------------------------------------------------
Wanger USA                                                146,199    (75,617)     70,582   130,310    (77,192)     53,118
-----------------------------------------------------------------------------------------------------------------------------

                    PHLVIC VARIABLE UNIVERSAL LIFE ACCOUNT
                         NOTES TO FINANCIAL STATEMENTS

Note 5--Financial Highlights
A summary of units outstanding, unit values, net assets, investment income ratios, expense ratios (excluding expenses of the underlying fund) and total return ratios for each of the five years in the periods ended December 31, 2008, 2007, 2006, 2005, and 2004 follows:

                            At December 31,                          For the periods ended December 31,
                      ---------------------------------------    ---------------------------------------------------
                                    Unit               Net       Investment  Expense                      Total
                       Units     Fair Value          Assets        Income   Ratio /2/                   Return /3/
                      (000's)   (Lowest to Highest)  (000's)     Ratio /1/  (Lowest to Highest)    (Lowest to Highest)
                      --------- -------------------  ---------   ---------- -------------------    --------------------

AIM V.I. Capital Appreciation Fund - Series I Shares
   2008                  773    0.58    to    1.81    1,322            -    -      to     0.48%    (42.77%) to  (34.51%)
   2007                  664    1.37    to    3.15    2,009            -    -      to     0.48%      11.47% to    12.01%
   2006                  539    1.23    to    2.81    1,460        0.07%    -      to     0.48%       5.79% to     6.30%
   2005                  317    1.16    to    2.65      822        0.08%    -      to     0.48%       8.84% to    10.64%
   2004                  165    2.43    to    2.43      402            -    -      to         -       6.63% to     6.63%
AIM V.I. Core Equity Fund - Series I Shares
   2008                  468    0.83    to    0.83      388        2.22%    -      to         -    (30.14%) to  (30.14%)
   2007                  458    1.18    to    1.18      543        1.17%    -      to         -       8.12% to     8.12%
   2006/9/               425    1.10    to    1.10      466        0.87%    -      to         -       9.16% to     9.16%
   2005                    -       -    to       -        -            -    -      to         -           - to         -
   2004                    -       -    to       -        -            -    -      to         -           - to         -
AIM V.I. Mid Cap Core Equity Fund - Series I Shares
   2008                  104    0.95    to    0.95       99        1.66%    -      to         -    (28.52%) to  (28.52%)
   2007                   96    1.33    to    1.33      128        0.22%    -      to         -       9.55% to     9.55%
   2006                   96    1.22    to    1.22      117        1.01%    -      to         -      11.24% to    11.24%
   2005                   80    1.10    to    1.10       88        0.66%    -      to         -       7.62% to     7.62%
   2004/5/                31    1.02    to    1.02       32        1.79%    -      to         -       1.98% to     1.98%
Alger American Capital Appreciation Portfolio - Class O Shares
   2008                   63    1.03    to    2.37      107            -    -      to     0.48%    (45.40%) to  (45.13%)
   2007                  103    1.88    to    4.32      391            -    -      to     0.48%      32.89% to    33.53%
   2006                  103    1.42    to    3.24      301            -    -      to     0.48%      18.69% to    19.26%
   2005                   88    1.19    to    2.71      225            -    -      to     0.48%      13.23% to    14.45%
   2004                   28    2.37    to    2.37       67            -    -      to         -       8.19% to     8.19%
DWS Equity 500 Index Fund VIP - Class A
   2008                1,141    0.63    to    2.03    2,194        2.40%    -      to     0.48%    (37.45%) to  (37.15%)
   2007                  940    1.01    to    3.23    2,935        1.46%    -      to     0.48%     (0.64%) to     5.30%
   2006                  751    1.26    to    3.06    2,229        1.08%    -      to     0.48%      14.97% to    15.52%
   2005                  435    1.09    to    2.65    1,141        1.35%    -      to     0.48%       4.68% to     4.85%
   2004                  250    2.53    to    2.53      634        1.17%    -      to         -      10.59% to    10.59%
DWS Small Cap Index VIP - Class A
   2008/22/                7    0.74    to    0.74        5            -    -      to     0.48%    (32.26%) to  (15.80%)
   2007                    -       -    to       -        -            -    -      to         -           - to         -
   2006                    -       -    to       -        -            -    -      to         -           - to         -
   2005                    -       -    to       -        -            -    -      to         -           - to         -
   2004                    -       -    to       -        -            -    -      to         -           - to         -

                    PHLVIC VARIABLE UNIVERSAL LIFE ACCOUNT
                         NOTES TO FINANCIAL STATEMENTS


Note 5--Financial Highlights (Continued)

                     At December 31,                      For the periods ended December 31,
               -----------------------------------    ---------------------------------------------------
                           Unit               Net     Investment  Expense                      Total
                Units   Fair Value          Assets      Income   Ratio /2/                   Return /3/
               (000's) (Lowest to Highest)  (000's)   Ratio /1/  (Lowest to Highest)    (Lowest to Highest)
               ------- -------------------  -------   ---------- -------------------    --------------------

Federated Fund for U.S. Government Securities II
   2008         1,926  1.06    to    2.63    4,752      4.60%    -      to     0.48%       3.21% to     4.28%
   2007         1,733  1.11    to    2.52    4,136      4.10%    -      to     0.48%       5.77% to     6.29%
   2006         1,282  1.05    to    2.37    2,893      3.26%    -      to     0.48%       3.64% to     4.14%
   2005           730  1.01    to    2.27    1,604      2.97%    -      to     0.48%       0.17% to     2.03%
   2004           278  2.23    to    2.23      618      2.24%    -      to         -       3.61% to     3.61%
Federated High Income Bond Fund II - Primary Shares
   2008            95  0.74    to    2.35      203      9.87%    -      to     0.48%    (26.35%) to  (23.12%)
   2007            93  1.18    to    3.18      278      6.00%    -      to     0.48%       1.93% to     3.43%
   2006            66  3.08    to    3.08      202      6.72%    -      to         -      10.80% to    10.80%
   2005            50  2.78    to    2.78      138      6.75%    -      to         -       2.66% to     2.66%
   2004            54  2.70    to    2.70      146      2.77%    -      to         -      10.46% to    10.46%
Fidelity(R) VIP Contrafund(R) Portfolio - Service Class
   2008           939  0.58    to    2.38    2,004      1.05%    -      to     0.48%    (42.89%) to  (42.61%)
   2007           695  1.02    to    4.14    2,761      0.94%    -      to     0.48%     (0.54%) to    17.51%
   2006           564  1.32    to    3.52    1,955      1.16%    -      to     0.48%      11.06% to    11.59%
   2005           368  1.19    to    3.16    1,150      0.14%    -      to     0.48%     (0.48%) to    16.85%
   2004           211  2.70    to    2.70      571      0.14%    -      to         -      15.34% to    15.34%
Fidelity(R) VIP Growth Opportunities Portfolio - Service Class
   2008         2,225  0.47    to    1.58    2,203      0.58%    -      to     0.48%    (55.28%) to  (44.24%)
   2007           709  1.47    to    3.51    2,350          -    -      to     0.48%      22.45% to    23.04%
   2006           324  1.20    to    2.85      868      0.34%    -      to     0.48%       4.80% to     5.30%
   2005            99  1.15    to    2.71      256      0.60%    -      to     0.48%       8.84% to     8.86%
   2004            48  2.49    to    2.49      119      0.35%    -      to         -       7.06% to     7.06%
Fidelity(R) VIP Growth Portfolio - Service Class
   2008           483  0.54    to    1.77      823      0.78%    -      to     0.48%    (47.49%) to  (37.30%)
   2007           424  1.51    to    3.35    1,410      0.59%    -      to     0.48%      26.26% to    26.87%
   2006           398  1.20    to    2.64    1,047      0.25%    -      to     0.48%       6.22% to     6.73%
   2005           334  1.13    to    2.48      824      0.29%    -      to     0.48%       5.67% to     5.96%
   2004           193  2.34    to    2.34      452      0.05%    -      to         -       3.26% to     3.26%
Fidelity(R) VIP Investment Grade Bond Portfolio - Service Class
   2008           769  0.98    to    1.01      768      2.97%    -      to     0.48%     (4.77%) to   (3.21%)
   2007/18/       351  1.04    to    1.05      367      0.20%    -      to     0.48%       2.11% to     4.21%
   2006             -     -    to       -        -          -    -      to         -           - to         -
   2005             -     -    to       -        -          -    -      to         -           - to         -
   2004             -     -    to       -        -          -    -      to         -           - to         -

                    PHLVIC VARIABLE UNIVERSAL LIFE ACCOUNT
                         NOTES TO FINANCIAL STATEMENTS


Note 5--Financial Highlights (Continued)

                        At December 31,                      For the periods ended December 31,
                  -----------------------------------    ---------------------------------------------------
                              Unit               Net     Investment  Expense                      Total
                   Units   Fair Value          Assets      Income   Ratio /2/                   Return /3/
                  (000's) (Lowest to Highest)  (000's)   Ratio /1/  (Lowest to Highest)    (Lowest to Highest)
                  ------- -------------------  -------   ---------- -------------------    --------------------

Franklin Income Securities Fund - Class 2
   2008              779  0.71    to    0.82      611      5.76%    -      to     0.48%    (29.99%) to  (24.70%)
   2007              451  1.01    to    1.16      521      3.51%    -      to     0.48%     (0.23%) to     3.76%
   2006/14/           20  1.12    to    1.12       22          -    -      to     0.48%       1.97% to     8.36%
   2005                -     -    to       -        -          -    -      to         -           - to         -
   2004                -     -    to       -        -          -    -      to         -           - to         -
Lazard Retirement U.S. Small Cap Equity Portfolio - Service Shares
   2008              168  0.75    to    0.75      127          -    -      to         -    (36.47%) to  (36.47%)
   2007              186  1.19    to    1.19      221          -    -      to         -     (7.20%) to   (7.20%)
   2006              168  1.28    to    1.28      214          -    -      to         -      16.07% to    16.07%
   2005/6/           132  1.10    to    1.10      146          -    -      to         -      12.59% to    12.59%
   2004                -     -    to       -        -          -    -      to         -           - to         -
Lord Abbett Bond Debenture Portfolio - Class VC Shares
   2008              197  0.99    to    0.99      194      7.14%    -      to         -    (19.89%) to  (17.53%)
   2007              172  1.20    to    1.20      205      4.87%    -      to         -       6.19% to     6.19%
   2006              175  1.13    to    1.13      197      6.27%    -      to         -       9.33% to     9.33%
   2005/6/           159  1.03    to    1.03      164      8.22%    -      to         -       5.33% to     5.33%
   2004                -     -    to       -        -          -    -      to         -           - to         -
Lord Abbett Growth and Income Portfolio - Class VC Shares
   2008            3,913  0.64    to    0.82    3,191      1.73%    -      to     0.48%    (36.73%) to    15.23%
   2007            3,218  1.28    to    1.29    4,133      1.47%    -      to     0.48%       2.94% to     3.44%
   2006            2,198  1.24    to    1.26    2,729      1.54%    -      to     0.48%      16.71% to    17.27%
   2005/6/         1,369  1.06    to    1.08    1,449      1.72%    -      to     0.48%       5.53% to     7.89%
   2004                -     -    to       -        -          -    -      to         -           - to         -
Lord Abbett Mid Cap Value Portfolio - Class VC Shares
   2008              400  0.61    to    0.76      298      1.42%    -      to     0.48%    (39.65%) to  (28.14%)
   2007              359  1.23    to    1.26      443      0.46%    -      to     0.48%       0.09% to     0.58%
   2006              295  1.23    to    1.26      362      0.52%    -      to     0.48%       6.96% to    12.23%
   2005/6/           266  1.09    to    1.09      290      0.76%    -      to         -      13.98% to    13.98%
   2004                -     -    to       -        -          -    -      to         -           - to         -
Mutual Shares Securities Fund - Class 2
   2008            1,118  0.63    to    2.19    1,592      3.22%    -      to     0.48%    (37.41%) to  (28.46%)
   2007              661  1.00    to    3.48    1,796      1.57%    -      to     0.48%     (0.74%) to     3.48%
   2006              390  1.31    to    3.36    1,261      1.17%    -      to     0.48%      17.81% to    18.38%
   2005              200  1.11    to    2.84      549      0.94%    -      to     0.48%       8.28% to    10.55%
   2004               99  2.57    to    2.57      255      0.60%    -      to         -      12.63% to    12.63%

                    PHLVIC VARIABLE UNIVERSAL LIFE ACCOUNT
                         NOTES TO FINANCIAL STATEMENTS

Note 5--Financial Highlights (Continued)

                           At December 31,                          For the periods ended December 31,
                     ---------------------------------------    ---------------------------------------------------
                                   Unit               Net       Investment  Expense                      Total
                      Units     Fair Value          Assets        Income   Ratio /2/                   Return /3/
                     (000's)   (Lowest to Highest)  (000's)     Ratio /1/  (Lowest to Highest)    (Lowest to Highest)
                     --------- -------------------  ---------   ---------- -------------------    --------------------

Neuberger Berman AMT Guardian Portfolio - S Class
   2008               1,680    0.64    to    0.71    1,145         0.74%   -      to     0.48%    (37.66%) to  (30.92%)
   2007/17/             430    1.13    to    1.14      491         0.46%   -      to     0.48%       4.90% to     8.57%
   2006                   -       -    to       -        -             -   -      to         -           - to         -
   2005                   -       -    to       -        -             -   -      to         -           - to         -
   2004                   -       -    to       -        -             -   -      to         -           - to         -
Neuberger Berman AMT Small Cap Growth Portfolio - S Class
   2008                  16    0.58    to    0.59        9             -   -      to     0.48%    (39.76%) to  (39.47%)
   2007                   6    0.97    to    0.98        6             -   -      to     0.48%     (5.35%) to     0.52%
   2006/12/               2    0.97    to    0.97        2             -   -      to         -       8.31% to     8.31%
   2005                   -       -    to       -        -             -   -      to         -           - to         -
   2004                   -       -    to       -        -             -   -      to         -           - to         -
Oppenheimer Capital Appreciation Fund/VA - Service Shares
   2008                  54    0.55    to    0.63       34             -   -      to         -    (45.66%) to  (45.66%)
   2007                  22    1.02    to    1.17       25        0.00%*   -      to         -     (0.66%) to    13.86%
   2006/16/               6    1.02    to    1.02        6             -   -      to         -       9.31% to     9.31%
   2005                   -       -    to       -        -             -   -      to         -           - to         -
   2004                   -       -    to       -        -             -   -      to         -           - to         -
Oppenheimer Global Securities Fund/VA - Service Shares
   2008                  94    0.59    to    0.70       62         0.81%   -      to     0.48%    (40.62%) to   (1.62%)
   2007                  36    0.99    to    1.14       40         0.84%   -      to     0.48%     (0.60%) to     6.08%
   2006/13/               6    1.07    to    1.07        7             -   -      to     0.48%       6.40% to    17.94%
   2005                   -       -    to       -        -             -   -      to         -           - to         -
   2004                   -       -    to       -        -             -   -      to         -           - to         -
Oppenheimer Main Street Small Cap Fund(R)/VA - Service Shares
   2008               1,201    0.61    to    0.69      744         0.19%   -      to     0.48%    (38.30%) to  (32.34%)
   2007                 373    0.98    to    0.99      370         0.02%   -      to     0.48%     (2.49%) to   (1.39%)
   2006/12/               6    1.01    to    1.01        6             -   -      to         -      13.18% to    13.18%
   2005                   -       -    to       -        -             -   -      to         -           - to         -
   2004                   -       -    to       -        -             -   -      to         -           - to         -
Phoenix Capital Growth Series
   2008                 370    0.60    to    1.74      645         0.03%   -      to         -    (40.78%) to   (7.19%)
   2007                 363    2.94    to    2.94    1,067         0.27%   -      to         -      10.75% to    10.75%
   2006                 353    2.66    to    2.66      938         0.32%   -      to         -       3.22% to     3.22%
   2005                 191    2.57    to    2.57      490         0.09%   -      to         -       3.71% to     3.71%
   2004                 130    2.48    to    2.48      321         1.32%   -      to         -       4.97% to     4.97%

                    PHLVIC VARIABLE UNIVERSAL LIFE ACCOUNT
                         NOTES TO FINANCIAL STATEMENTS

Note 5--Financial Highlights (Continued)

                         At December 31,                         For the periods ended December 31,
                   --------------------------------------    ---------------------------------------------------
                                 Unit               Net      Investment  Expense                      Total
                    Units     Fair Value          Assets       Income   Ratio /2/                   Return /3/
                   (000's)   (Lowest to Highest)  (000's)    Ratio /1/  (Lowest to Highest)    (Lowest to Highest)
                   --------- -------------------  --------   ---------- -------------------    --------------------

Phoenix Dynamic Asset Allocation Series: Aggressive Growth
   2008             1,932    0.62    to    0.75    1,438        1.74%   -      to     0.48%    (38.55%) to  (34.28%)
   2007             1,487    1.21    to    1.22    1,816        1.43%   -      to     0.48%       6.50% to     8.45%
   2006/5/            702    1.13    to    1.13      790        3.05%   -      to         -       9.36% to     9.59%
   2005                 -       -    to       -        -            -   -      to         -           - to         -
   2004                 -       -    to       -        -            -   -      to         -           - to         -
Phoenix Dynamic Asset Allocation Series: Growth
   2008             1,487    0.68    to    0.81    1,188        2.27%   -      to     0.48%    (32.51%) to  (28.32%)
   2007             1,084    1.18    to    1.19    1,290        2.42%   -      to     0.48%       1.54% to     8.33%
   2006/8/            235    1.10    to    1.10      258        4.00%   -      to         -       7.84% to    11.04%
   2005                 -       -    to       -        -            -   -      to         -           - to         -
   2004                 -       -    to       -        -            -   -      to         -           - to         -
Phoenix Dynamic Asset Allocation Series: Moderate
   2008                84    0.96    to    0.96       81        2.73%   -      to         -    (15.80%) to  (15.80%)
   2007/19/            0+    1.14    to    1.14      0++       12.20%   -      to         -       2.97% to     2.97%
   2006                 -       -    to       -        -            -   -      to         -           - to         -
   2005                 -       -    to       -        -            -   -      to         -           - to         -
   2004                 -       -    to       -        -            -   -      to         -           - to         -
Phoenix Dynamic Asset Allocation Series: Moderate Growth
   2008               715    0.75    to    0.88      622        2.64%   -      to     0.48%    (25.96%) to     2.33%
   2007               454    1.17    to    1.18      533        2.51%   -      to     0.48%       7.98% to     8.50%
   2006/7/            215    1.08    to    1.09      234        9.98%   -      to     0.48%       2.18% to     9.23%
   2005                 -       -    to       -        -            -   -      to         -           - to         -
   2004                 -       -    to       -        -            -   -      to         -           - to         -
Phoenix Growth and Income Series
   2008             1,028    0.66    to    2.13    2,061        1.37%   -      to     0.48%    (35.24%) to   (5.56%)
   2007             1,009    1.34    to    3.27    3,164        1.04%   -      to     0.48%       6.14% to     6.66%
   2006               892    1.27    to    3.06    2,641        1.31%   -      to     0.48%      16.62% to    17.18%
   2005               541    1.09    to    2.61    1,405        1.24%   -      to     0.48%       4.06% to     4.80%
   2004               273    2.49    to    2.49      681        1.99%   -      to         -      10.48% to    10.48%
Phoenix Mid-Cap Growth Series
   2008                90    0.57    to    1.63      142            -   -      to     0.48%    (43.74%) to  (32.35%)
   2007                82    1.37    to    2.88      234            -   -      to     0.48%       7.89% to    21.80%
   2006                85    2.36    to    2.36      201            -   -      to         -       4.13% to     4.13%
   2005                64    2.27    to    2.27      145            -   -      to         -       4.18% to     4.18%
   2004                31    2.18    to    2.18       67            -   -      to         -       6.72% to     6.72%

                    PHLVIC VARIABLE UNIVERSAL LIFE ACCOUNT
                         NOTES TO FINANCIAL STATEMENTS

Note 5--Financial Highlights (Continued)

                    At December 31,                       For the periods ended December 31,
              ------------------------------------    ---------------------------------------------------
                           Unit               Net     Investment  Expense                      Total
               Units    Fair Value          Assets      Income   Ratio /2/                   Return /3/
              (000's)  (Lowest to Highest)  (000's)   Ratio /1/  (Lowest to Highest)    (Lowest to Highest)
              -------- -------------------  -------   ---------- -------------------    --------------------

Phoenix Money Market Series
   2008        1,964   1.01    to    2.35    3,443      2.16%    -      to     0.48%       0.69% to     2.25%
   2007        1,301   1.10    to    2.30    2,952      4.76%    -      to     0.48%       0.14% to     4.88%
   2006        1,124   1.06    to    2.19    2,347      4.30%    -      to     0.48%       3.91% to     4.41%
   2005        1,043   1.02    to    2.10    2,101      2.44%    -      to     0.48%       1.64% to     2.58%
   2004        1,208   2.04    to    2.04    2,468      0.87%    -      to         -       0.79% to     0.79%
Phoenix Multi-Sector Fixed Income Series
   2008        1,031   0.82    to    2.42    1,836      8.43%    -      to     0.48%    (18.33%) to  (16.47%)
   2007          564   1.12    to    2.95    1,575      6.01%    -      to     0.48%       3.21% to     3.71%
   2006          384   1.09    to    2.85    1,057      5.64%    -      to     0.48%       6.33% to     6.84%
   2005          326   1.02    to    2.66      841      5.14%    -      to     0.48%       1.57% to     1.78%
   2004          150   2.62    to    2.62      392      7.48%    -      to         -       6.84% to     6.84%
Phoenix Multi-Sector Short Term Bond Series
   2008          309   0.89    to    1.07      322      5.89%    -      to     0.48%    (11.78%) to     0.57%
   2007          282   1.11    to    1.21      333      5.70%    -      to     0.48%       3.48% to     3.98%
   2006          224   1.07    to    1.16      255      5.19%    -      to     0.48%       5.21% to     5.71%
   2005          138   1.02    to    1.10      150      4.26%    -      to     0.48%       0.40% to     1.36%
   2004           46   1.08    to    1.08       49      4.98%    -      to         -       5.33% to     5.33%
Phoenix Small-Cap Growth Series
   2008          342   0.55    to    2.79      870          -    -      to     0.48%    (45.19%) to  (11.15%)
   2007          314   1.71    to    5.07    1,553          -    -      to     0.48%      15.54% to    16.09%
   2006          281   1.48    to    4.36    1,201      0.02%    -      to     0.48%      18.88% to    19.45%
   2005          109   1.25    to    3.65      387          -    -      to     0.48%      15.20% to    15.64%
   2004           52   3.16    to    3.16      164          -    -      to         -       2.12% to     2.12%
Phoenix Strategic Allocation Series
   2008          243   0.75    to    2.24      538      3.05%    -      to         -    (25.45%) to  (23.69%)
   2007          242   3.00    to    3.00      725      2.72%    -      to         -       5.98% to     5.98%
   2006          215   2.83    to    2.83      609      2.81%    -      to         -      12.69% to    12.69%
   2005          171   2.51    to    2.51      430      2.51%    -      to         -       1.79% to     1.79%
   2004           77   2.47    to    2.47      190      3.56%    -      to         -           - to         -
Phoenix-Aberdeen International Series
   2008        3,743   0.62    to    3.00    7,089      2.33%    -      to     0.48%    (39.28%) to  (32.52%)
   2007        1,699   1.02    to    4.91    8,013      1.75%    -      to     0.48%     (0.49%) to    14.94%
   2006        1,189   1.53    to    4.27    4,894      2.84%    -      to     0.48%      26.77% to    27.37%
   2005          191   1.21    to    3.36      641      5.47%    -      to     0.48%      18.57% to    19.04%
   2004          103   2.83    to    2.83      292      5.12%    -      to         -      20.78% to    20.78%

                    PHLVIC VARIABLE UNIVERSAL LIFE ACCOUNT
                         NOTES TO FINANCIAL STATEMENTS

Note 5--Financial Highlights (Continued)

                         At December 31,                           For the periods ended December 31,
                   --------------------------------------      ---------------------------------------------------
                                Unit               Net         Investment  Expense                      Total
                    Units    Fair Value          Assets          Income   Ratio /2/                   Return /3/
                   (000's)  (Lowest to Highest)  (000's)       Ratio /1/  (Lowest to Highest)    (Lowest to Highest)
                   -------- -------------------  ---------     ---------- -------------------    --------------------

Phoenix-Duff & Phelps Real Estate Securities Series
   2008             1,035   0.60    to    3.06    1,976           1.70%   -      to     0.48%    (37.19%) to  (35.92%)
   2007               459   1.38    to    4.84    2,137           1.24%   -      to     0.48%    (16.12%) to  (15.71%)
   2006               465   1.65    to    5.74    2,623           1.41%   -      to     0.48%      36.41% to    37.07%
   2005               360   1.21    to    4.19    1,500           1.85%   -      to     0.48%      10.45% to    15.10%
   2004               139   3.64    to    3.64      505           2.81%   -      to         -      34.69% to    35.08%
Phoenix-Sanford Bernstein Mid-Cap Value Series
   2008             1,128   0.65    to    2.39    1,735           0.16%   -      to     0.48%    (35.76%) to  (31.19%)
   2007               470   1.33    to    3.70    1,664           0.13%   -      to     0.48%       1.51% to     2.00%
   2006               289   1.31    to    3.63    1,013           0.54%   -      to     0.48%      14.36% to    14.91%
   2005               156   1.14    to    3.16      486           0.11%   -      to     0.48%       6.98% to     7.73%
   2004                76   2.93    to    2.93      225           0.28%   -      to         -      20.41% to    20.41%
Phoenix-Sanford Bernstein Small-Cap Value Series
   2008               422   0.62    to    2.27      831           0.08%   -      to     0.48%    (38.21%) to  (21.26%)
   2007               319   1.31    to    3.66    1,135               -   -      to     0.48%     (2.57%) to   (2.10%)
   2006               233   1.34    to    3.74      846           0.31%   -      to     0.48%      16.19% to    16.75%
   2005               133   1.16    to    3.20      426               -   -      to     0.48%       5.09% to     7.46%
   2004                60   2.98    to    2.98      179               -   -      to         -      22.67% to    22.67%
Phoenix-Van Kampen Comstock Series
   2008               181   0.63    to    1.87      338           1.91%   -      to         -    (35.73%) to  (30.88%)
   2007               163   2.91    to    2.91      474           1.62%   -      to         -     (2.22%) to   (2.22%)
   2006               167   2.97    to    2.97      495           1.78%   -      to         -      20.90% to    20.90%
   2005               153   2.46    to    2.46      376           1.39%   -      to         -       5.43% to     5.43%
   2004                97   2.33    to    2.33      226           1.49%   -      to         -      12.91% to    12.91%
Phoenix-Van Kampen Equity 500 Index Series
   2008               260   0.63    to    1.92      438           1.72%   -      to     0.48%    (37.61%) to  (31.58%)
   2007               253   1.30    to    3.07      750           1.31%   -      to     0.48%       4.37% to     4.87%
   2006               303   1.24    to    2.92      870           1.98%   -      to     0.48%       3.30% to    14.21%
   2005                63   2.56    to    2.56      162           1.54%   -      to         -       3.69% to    10.73%
   2004                20   2.47    to    2.47       49           3.44%   -      to         -       9.84% to     9.84%
PIMCO CommodityRealReturn/TM/ Strategy Portfolio - Advisor Class
   2008               916   0.47    to    0.66      567           5.46%   -      to     0.48%    (51.31%) to  (43.85%)
   2007               258   1.17    to    1.18      305           6.66%   -      to     0.48%      20.33% to    23.14%
   2006/15/            12   0.96    to    0.96       11          10.17%   -      to         -     (3.85%) to   (3.85%)
   2005                 -      -    to       -        -               -   -      to         -           - to         -
   2004                 -      -    to       -        -               -   -      to         -           - to         -

                    PHLVIC VARIABLE UNIVERSAL LIFE ACCOUNT
                         NOTES TO FINANCIAL STATEMENTS

Note 5--Financial Highlights (Continued)

                         At December 31,                            For the periods ended December 31,
                   ---------------------------------------      ---------------------------------------------------
                                 Unit               Net         Investment  Expense                      Total
                    Units     Fair Value          Assets          Income   Ratio /2/                   Return /3/
                   (000's)   (Lowest to Highest)  (000's)       Ratio /1/  (Lowest to Highest)    (Lowest to Highest)
                   --------- -------------------  ---------     ---------- -------------------    --------------------

PIMCO Real Return Portfolio - Advisor Class
   2008               93     0.94    to    1.05      97           3.34%    -      to     0.48%    (11.28%) to   (7.13%)
   2007               30     1.12    to    1.13      34           4.57%    -      to     0.48%       6.89% to    10.53%
   2006/12/            9     1.02    to    1.02       9           4.54%    -      to         -       2.72% to     2.72%
   2005                -        -    to       -       -               -    -      to         -           - to         -
   2004                -        -    to       -       -               -    -      to         -           - to         -
PIMCO Total Return Portfolio - Advisor Class
   2008              191     1.04    to    1.19     221           4.36%    -      to     0.48%       1.11% to     4.69%
   2007               90     1.12    to    1.13     102           4.72%    -      to     0.48%       6.62% to     8.63%
   2006/12/           60     1.04    to    1.04      63           4.60%    -      to         -       4.83% to     4.83%
   2005                -        -    to       -       -               -    -      to         -           - to         -
   2004                -        -    to       -       -               -    -      to         -           - to         -
Rydex Variable Trust Inverse Government Long Bond Strategy Fund
   2008               41     0.65    to    0.65      27           0.47%    -      to         -    (30.21%) to  (30.21%)
   2007               38     0.93    to    0.93      35           5.03%    -      to         -     (4.51%) to   (4.51%)
   2006               36     0.97    to    0.97      35           3.92%    -      to         -       8.11% to     8.11%
   2005               35     0.90    to    0.90      31               -    -      to         -     (5.24%) to   (5.24%)
   2004               23     0.95    to    0.95      22               -    -      to         -    (10.67%) to  (10.67%)
Rydex Variable Trust Nova Fund
   2008               19     0.61    to    0.80      15           0.35%    -      to     0.48%    (54.69%) to  (54.47%)
   2007               20     1.34    to    1.76      35           1.47%    -      to     0.48%       0.64% to     1.13%
   2006               22     1.33    to    1.74      37           1.05%    -      to     0.48%      14.60% to    19.27%
   2005               25     1.12    to    1.46      37           0.33%    -      to     0.48%     (1.98%) to     3.96%
   2004               21     1.40    to    1.40      30           0.05%    -      to         -       0.85% to    14.62%
Rydex Variable Trust Sector Rotation Fund
   2008               13     1.18    to    1.18      15               -    -      to         -    (40.73%) to  (40.73%)
   2007               15     2.00    to    2.00      31               -    -      to         -      22.75% to    22.75%
   2006               19     1.63    to    1.63      31               -    -      to         -       9.46% to    11.39%
   2005               28     1.46    to    1.46      40               -    -      to         -      13.71% to    13.71%
   2004               10     1.29    to    1.29      12               -    -      to         -       1.00% to    10.71%
Sentinel Variable Products Balanced Fund
   2008                3     0.77    to    0.78       2           3.57%    -      to         -    (23.95%) to  (19.03%)
   2007                -        -    to       -       -               -    -      to         -           - to         -
   2006                -        -    to       -       -               -    -      to         -           - to         -
   2005                -        -    to       -       -               -    -      to         -           - to         -
   2004                -        -    to       -       -               -    -      to         -           - to         -

                    PHLVIC VARIABLE UNIVERSAL LIFE ACCOUNT
                         NOTES TO FINANCIAL STATEMENTS

Note 5--Financial Highlights (Continued)

                      At December 31,                      For the periods ended December 31,
                -----------------------------------    ---------------------------------------------------
                            Unit               Net     Investment  Expense                      Total
                 Units   Fair Value          Assets      Income   Ratio /2/                   Return /3/
                (000's) (Lowest to Highest)  (000's)   Ratio /1/  (Lowest to Highest)    (Lowest to Highest)
                ------- -------------------  -------   ---------- -------------------    --------------------

Sentinel Variable Products Bond Fund
   2008            342  1.03    to    1.06      358      10.62%   -      to     0.48%       1.87% to     3.40%
   2007/20/         28  1.02    to    1.02       29      36.04%   -      to         -       1.02% to     3.43%
   2006              -     -    to       -        -           -   -      to         -           - to         -
   2005              -     -    to       -        -           -   -      to         -           - to         -
   2004              -     -    to       -        -           -   -      to         -           - to         -
Sentinel Variable Products Common Stock Fund
   2008          3,185  0.68    to    0.72    2,187       4.63%   -      to     0.48%    (33.04%) to  (27.74%)
   2007/20/        146  1.03    to    1.03      150       9.61%   -      to         -     (2.08%) to     2.26%
   2006              -     -    to       -        -           -   -      to         -           - to         -
   2005              -     -    to       -        -           -   -      to         -           - to         -
   2004              -     -    to       -        -           -   -      to         -           - to         -
Sentinel Variable Products Mid Cap Growth Fund
   2008             28  0.56    to    0.58       16           -   -      to         -    (46.05%) to  (33.20%)
   2007/21/          7  1.08    to    1.08        8           -   -      to         -     (1.27%) to   (1.27%)
   2006              -     -    to       -        -           -   -      to         -           - to         -
   2005              -     -    to       -        -           -   -      to         -           - to         -
   2004              -     -    to       -        -           -   -      to         -           - to         -
Sentinel Variable Products Small Company Fund
   2008            386  0.68    to    0.75      265       0.79%   -      to     0.48%    (32.29%) to  (26.85%)
   2007/20/         22  1.01    to    1.01       23       5.16%   -      to         -     (2.85%) to     0.21%
   2006              -     -    to       -        -           -   -      to         -           - to         -
   2005              -     -    to       -        -           -   -      to         -           - to         -
   2004              -     -    to       -        -           -   -      to         -           - to         -
Summit S&P MidCap 400 Index Portfolio - Class I Shares
   2008/23/          5  0.70    to    0.70        4       9.98%   -      to         -    (14.85%) to    11.11%
   2007              -     -    to       -        -           -   -      to         -           - to         -
   2006              -     -    to       -        -           -   -      to         -           - to         -
   2005              -     -    to       -        -           -   -      to         -           - to         -
   2004              -     -    to       -        -           -   -      to         -           - to         -
Templeton Developing Markets Securities Fund - Class 2
   2008            452  0.48    to    0.66      287       2.53%   -      to     0.48%    (52.93%) to  (16.46%)
   2007            338  1.38    to    1.39      469       2.12%   -      to     0.48%      16.01% to    28.79%
   2006/10/         80  1.08    to    1.08       86       1.57%   -      to         -       7.56% to     7.56%
   2005              -     -    to       -        -           -   -      to         -           - to         -
   2004              -     -    to       -        -           -   -      to         -           - to         -

                    PHLVIC VARIABLE UNIVERSAL LIFE ACCOUNT
                         NOTES TO FINANCIAL STATEMENTS

Note 5--Financial Highlights (Continued)

                        At December 31,                        For the periods ended December 31,
                  -------------------------------------    ---------------------------------------------------
                                Unit               Net     Investment  Expense                      Total
                   Units     Fair Value          Assets      Income   Ratio /2/                   Return /3/
                  (000's)   (Lowest to Highest)  (000's)   Ratio /1/  (Lowest to Highest)    (Lowest to Highest)
                  --------- -------------------  -------   ---------- -------------------    --------------------

Templeton Foreign Securities Fund - Class 2
   2008              427    0.61    to    2.43      919      2.43%    -      to     0.48%    (40.66%) to  (35.23%)
   2007              327    1.55    to    4.08    1,240      2.00%    -      to     0.48%      14.90% to    15.46%
   2006              334    1.35    to    3.53    1,138      1.17%    -      to     0.48%      20.86% to    21.44%
   2005              207    1.12    to    2.91      584      1.14%    -      to     0.48%      10.17% to    11.06%
   2004               79    2.64    to    2.64      210      0.68%    -      to         -      18.53% to    18.53%
Templeton Growth Securities Fund - Class 2
   2008              883    0.58    to    2.05    1,051      1.74%    -      to     0.48%    (42.60%) to  (32.12%)
   2007              501    1.00    to    3.56    1,331      1.31%    -      to     0.48%     (0.45%) to     2.35%
   2006              225    1.33    to    3.48      767      1.34%    -      to     0.48%      10.25% to    21.81%
   2005              167    2.85    to    2.85      478      1.09%    -      to         -       8.86% to     8.86%
   2004               90    2.62    to    2.62      236      1.13%    -      to         -      13.19% to    16.03%
Van Kampen UIF Equity and Income Portfolio - Class II
   2008               57    0.77    to    0.86       45      3.12%    -      to         -    (22.68%) to  (18.88%)
   2007               10    1.12    to    1.12       11      1.65%    -      to         -       3.36% to     3.36%
   2006/11/            5    1.08    to    1.08        5      0.04%    -      to         -      11.36% to    11.36%
   2005                -       -    to       -        -          -    -      to         -           - to         -
   2004                -       -    to       -        -          -    -      to         -           - to         -
Wanger International
   2008            1,126    0.54    to    3.42    2,323      0.90%    -      to     0.48%    (45.86%) to  (36.57%)
   2007              572    1.84    to    6.28    3,459      0.79%    -      to     0.48%      15.75% to    16.31%
   2006              526    1.59    to    5.40    2,772      0.47%    -      to     0.48%      36.50% to    37.16%
   2005              347    1.17    to    3.94    1,346      0.88%    -      to     0.48%      17.63% to    21.53%
   2004              129    3.24    to    3.24      417      0.31%    -      to         -      30.27% to    30.27%
Wanger International Select
   2008              199    0.56    to    3.38      518      0.41%    -      to     0.48%    (44.61%) to  (39.96%)
   2007              181    1.90    to    6.08    1,001      0.46%    -      to     0.48%      21.20% to    21.78%
   2006               85    1.57    to    4.99      362      0.21%    -      to     0.48%      35.35% to    36.00%
   2005               52    1.16    to    3.67      166      0.89%    -      to     0.48%      15.60% to    16.43%
   2004               10    3.15    to    3.16       32      0.18%    -      to         -      21.36% to    24.34%
Wanger Select
   2008              168    0.51    to    2.26      341          -    -      to     0.48%    (49.31%) to  (17.43%)
   2007              328    1.56    to    4.43    1,439          -    -      to     0.48%       4.06% to     9.39%
   2006               90    4.05    to    4.05      364      0.34%    -      to         -      19.70% to    19.70%
   2005               62    3.38    to    3.38      208          -    -      to         -      10.49% to    10.49%
   2004               41    3.06    to    3.06      125          -    -      to         -      19.31% to    19.31%

                    PHLVIC VARIABLE UNIVERSAL LIFE ACCOUNT
                         NOTES TO FINANCIAL STATEMENTS

Note 5--Financial Highlights (Continued)

                 At December 31,                      For the periods ended December 31,
           -----------------------------------    ---------------------------------------------------
                       Unit               Net     Investment  Expense                      Total
            Units   Fair Value          Assets      Income   Ratio /2/                   Return /3/
           (000's) (Lowest to Highest)  (000's)   Ratio /1/  (Lowest to Highest)    (Lowest to Highest)
           ------- -------------------  -------   ---------- -------------------    --------------------

Wanger USA
   2008      341   0.61    to    2.30      687          -    -      to     0.48%    (43.20%) to  (12.31%)
   2007      271   1.30    to    3.82    1,030          -    -      to     0.48%       2.79% to     5.39%
   2006      217   3.62    to    3.62      787      0.22%    -      to         -       7.87% to     7.87%
   2005      183   3.36    to    3.36      616          -    -      to         -      11.25% to    11.25%
   2004       99   3.02    to    3.02      299          -    -      to         -      18.33% to    18.33%

* Amount is less than 0.005%.

+ Amount is less than 500 units.

++ Amount is less than $500.

/1/ The investment income ratios represent the annualized dividends, excluding distributions of capital gains, received by the Investment Option from the underlying mutual fund, net of management fees assessed by the fund manager, divided by the daily average net assets. These ratios exclude those expenses, such as mortality and expense charges that are assessed against contract owner accounts either through reductions in the unit values or the redemption of units. The recognition of investment income by the Investment Option is affected by the timing of the declaration of dividends by the underlying fund in which the Investment Option invests.

/2/ The expense ratios represent the annualized contract expenses of the Separate Account, consisting primarily of mortality and expense charges, for each period indicated. The ratios include only those expenses that result in a direct reduction of unit values. Charges made directly to contract owner accounts through the redemption of units and expenses of the underlying fund have been excluded.

/3/ The total returns are for the periods indicated, including changes in the value of the underlying fund, and the expenses assessed through the reduction of unit values. These ratios do not include any expenses assessed through the redemption of units. Investment options with a date notation indicate the effective date of that investment option in the variable account. The total return is calculated for each period indicated or from the effective date through the end of the reporting period. Total return is presented as the minimum and maximum return for the units invested in the Investment Option. While the Investment Option may be active in a given year, certain units may be initiated during the year. The corresponding return on those units, which is for the partial year, may cause the minimum and maximum total return for all the units in that Investment Option to deviate outside the range of the expense ratios presented.

 /4 /From inception November 10, 2004   /14 /From inception August 7, 2006 to
 to December 31, 2004.                  December 31, 2006.
 /5 /From inception December 3, 2004    /15 /From inception August 14, 2006
 to December 31, 2004.                  to December 31, 2006.
 /6 /From inception April 29, 2005 to   /16 /From inception August 15, 2006
 December 31, 2005.                     to December 31, 2006.
 /7 /From inception February 8, 2006    /17 /From inception January 16, 2007
 to December 31, 2006.                  to December 31, 2007.
 /8 /From inception March 17, 2006 to   /18 /From inception February 1, 2007
 December 31, 2006.                     to December 31, 2007.
 /9 /From inception April 28, 2006 to   /19 /From inception September 17,
 December 31, 2006.                     2007 to December 31, 2007.
 /10 /From inception May 1, 2006 to     /20 /From inception September 20,
 December 31, 2006.                     2007 to December 31, 2007.
 /11 /From inception June 15, 2006 to   /21 /From inception October 29, 2007
 December 31, 2006.                     to December 31, 2007.
 /12 /From inception June 20, 2006 to   /22 /From inception July 7, 2008 to
 December 31, 2006.                     December 31, 2008.
 /13 /From inception July 20, 2006 to   /23 /From inception October 6, 2008
 December 31, 2006.                     to December 31, 2008.

                    PHLVIC VARIABLE UNIVERSAL LIFE ACCOUNT
                         NOTES TO FINANCIAL STATEMENTS


Note 6--Policy Loans
Policy provisions generally allow policyowners to borrow up to 90%-100% of the policy's cash surrender value, reduced by an amount equal to the surrender charge with loan interest payable on each policy anniversary. Loan interest rates vary by product. At the time the loan is granted, an amount equivalent to the amount of the loan is transferred from the Separate Account and the non-loaned portion of the Guaranteed Interest Account to the loaned portion of the Guaranteed Interest Account, part of Phoenix's general account, as collateral for the outstanding loan. Transfers from the account are included as transfers for contract benefits and terminations in the accompanying financial statements. Amounts in the loaned portion of the Guaranteed Interest Account are credited with interest. Interest rates vary by product. Loan repayments result in a transfer of collateral back to the Separate Account and the non-loaned portion of the Guaranteed Interest Account.

Note 7--Fees and Related Party Transactions
Phoenix and its affiliate, Phoenix Equity Planning Corporation ("PEPCO"), a registered broker/dealer in securities, provide all services to the Separate Account. PEPCO is the principal underwriter and distributor for the Separate Account (see note 13).

Certain fees are deducted from the Contracts. To understand all of the charges that are assessed for your individual policy you should refer to your policy contract provided to you at issue or the most recent product prospectus provided to you annually. Those fees are described below:

A) Contract Maintenance Charges

The Separate Account is assessed periodic Contract Maintenance Charges which are designed to compensate PHL Variable for certain costs associated with maintenance. These expenses are included in a separate line item entitled "Contract Maintenance Charges' in the accompanying statements of changes in net assets. The total aggregate expense for the periods ended December 31, 2008 and 2007 were $6,803,015 and $5,187,283, respectively. The charges assessed the Separate Account for Contract Maintenance Charges are outlined as follows:

      Administration Charge - In accordance with terms of the contracts, Phoenix may make deductions for administrative charges. Because a policy's face amount and policy duration may vary, the administrative charge may also vary.

      Policy Surrender Charge - In accordance with terms of the contracts, Phoenix makes deductions for surrender charges. Because a policy's account value and policy duration may vary, the surrender charge may also vary.

      Cost of Insurance Charge - In accordance with terms of the contracts, Phoenix makes deductions for costs of insurance to cover Phoenix's anticipated mortality costs. Because a policy's account value and death benefit may vary from month to month, the cost of insurance charge may also vary.

      Other Charges - Phoenix may deduct other costs depending on the policy terms.

All of the above expenses are taken out as a redemption of units.

B) Optional Rider and Benefit Charges

Phoenix may deduct other charges and fees based on the selection of Other Optional Policy Benefits and Riders. These expenses are included in a separate line item entitled "Transfers for contract benefits and terminations" in the accompanying statements of changes in net assets. This expense is taken out as a redemption of units.

C) Mortality and Expense Fee and Administration Fee Charges

Phoenix will make deductions at a maximum rate of 0.48% of the contracts value for the mortality and expense risks and 0% for administration fees, which the company undertakes. These expenses are included in separate line items "Mortality and Expense Fees" and "Administration Fees" in the accompanying statements of operations. The total aggregate expense for the periods ended December 31, 2008 and 2007 were $13,855 and $8,964 respectively. This expense is taken out as a reduction of unit values. In accordance with the terms of the contracts, other mortality and expense fee charges and administration fee charges may be taken out as transfers for contract benefits and terminations.

Note 8--Distribution of Net Income
The Separate Account does not declare distributions to participants from accumulated net income. The accumulated net income is distributed to participants as part of withdrawals of amounts in the form of surrenders, death benefits, transfers or annuity payments in excess of net purchase payments.

                    PHLVIC VARIABLE UNIVERSAL LIFE ACCOUNT
                         NOTES TO FINANCIAL STATEMENTS


Note 9--Diversification Requirements
Under the provisions of Section 817(h) of the Internal Revenue Code of 1986 (the "Code") as amended, a variable contract, other than a contract issued in connection with certain types of employee benefit plans, will not be treated as a variable contract for federal tax purposes for any period for which the investments of the segregated asset account on which the contract is based are not adequately diversified. Each investment option is required to satisfy the requirements of Section 817(h). The Code provides that the "adequately diversified" requirement may be met if the underlying investments satisfy either the statutory safe harbor test or diversification requirements set forth in regulations issued by the Secretary of the Treasury.

PHL Variable intends that each of the investment options shall comply with the diversification requirements and, in the event of any failure to comply, will take immediate corrective action to assure compliance.

Note 10--Manager of Managers Exemptive Order
The Phoenix Edge Series Fund ("PESF") and Phoenix Variable Advisors, ("PVA") Inc have received an exemptive order from the Securities and Exchange Commission ("SEC") granting exemptions from certain provisions of the Investment Company Act of 1940, as amended, pursuant to which PVA will, subject to supervision and approval of the PESF's Board of Trustees, be permitted to enter into and materially amend subadvisory agreements without such agreements being approved by the shareholders of the applicable series of the PESF. The PESF and PVA will therefore have the right to hire, terminate, or replace subadvisors without shareholder approval, including, without limitation, the replacement or reinstatement of any subadvisor with respect to which a subadvisory agreement has automatically terminated as a result of an assignment. PVA will continue to have the ultimate responsibility to oversee the subadvisors and recommend their hiring, termination and replacement.

Note 11--Mixed and Shared Funding
Shares of the PESF are not directly offered to the public. Shares of the PESF are currently offered through separate accounts to fund variable accumulation annuity contracts and variable universal life insurance policies issued by Phoenix Life Insurance Company, PHL Variable Insurance Company, and Phoenix Life and Annuity Company. Shares of the PESF may be offered to separate accounts of other insurance companies in the future.

The interests of variable annuity contract owners and variable life policy owners could diverge based on differences in federal and state regulatory requirements, tax laws, investment management or other unanticipated developments. The PESF's Trustees currently do not foresee any such differences or disadvantages at this time. However, the PESF's Trustees intend to monitor for any material conflicts and will determine what action, if any, should be taken in response to such conflicts. If such a conflict should occur, one or more separate accounts may be required to withdraw its investment in the PESF or shares of another fund may be substituted.

Note 12--Other
The insurance company affiliates of the Separate Account distribute our products through non-affiliated advisors, broker-dealers and other financial intermediaries. There is substantial competition for business within most of these distributors. The insurance company affiliates of the Separate Account believe that our sales through these distributors depend on a variety of factors, such as the financial strength, the quality and pricing of the products and the support services we provide. In 2008, the largest individual distributor of life insurance was a subsidiary of State Farm Mutual Automobile Company ("State Farm"). The largest distributors of annuities in 2008 were State Farm and National Life Group. In 2008, State Farm accounted for approximately 27% of the total life insurance premiums. In 2008, State Farm accounted for approximately 68% and National Life Group accounted for approximately 14% of the annuity deposits. Since the relationship with State Farm began in mid-2001, it has generated $260 million in cumulative new total life premiums and $1.6 billion in annuity deposits. The distributors are generally free to sell products from a variety of providers. On March 3, 2009, State Farm informed the insurance company affiliates of the Separate Account that it intends to suspend the sale of the products pending a re-evaluation of the relationship between the companies. On March 4, 2009, National Life Group informed the insurance company affiliates of the Separate Account that it intends to suspend the sale of the products.

The insurance company affiliates of the Separate Account may not be able to establish or maintain satisfactory relationships with State Farm, National Life Group or other distributors if the ratings, products or services are not competitive. Further, in light of the recent adverse economic and market developments, the access to, the reliability of, and service levels provided by the non-affiliated distribution intermediaries may be adversely affected. Accordingly, the business, sales, redemptions, revenues and profitability may be materially affected.

Effective May 1, 2008, the Board of Trustees of the Fund approved changes in subadvisor for the Capital Growth Series and the Small-Cap Growth Series. Effective September 15, 2008, Neuberger Berman Management, Inc. is the subadvisor for the Capital

                    PHLVIC VARIABLE UNIVERSAL LIFE ACCOUNT
                         NOTES TO FINANCIAL STATEMENTS

Note 12--Other (Continued)
Growth Series, replacing Harris Investment Management, Inc. and the Small-Cap Growth Series (formerly Phoenix-Alger Small-Cap Growth Series), replacing Fred Alger Management, Inc.

Note 13--Spin-Off of Asset Management
At end of business December 31, 2008, Phoenix spun off the asset management segment of its business, Virtus Investment Partners, Inc. ("Virtus") and its subsidiaries, to Phoenix's shareholders. Virtus is now an independent publicly traded company. Virtus is the holding company for various asset management subsidiaries, including the Virtus Investment Advisers, Inc. (formerly Phoenix Investment Counsel, Inc.), the subadvisor to the Phoenix Growth & Income Series and Phoenix Strategic Allocation Series, and Duff & Phelps Investment Management Company, the subadvisor to the Phoenix-Duff & Phelps Real Estate Securities Series.

As a result of this spin-off, PEPCO, a registered broker/dealer in securities, is no longer an affiliate of Phoenix. PEPCO operated as the principal underwriter and distributor for the Separate Account under a separate interim service agreement for the period January 1, 2009 to February 4, 2009. Effective February 5, 2009 the principal underwriter and distributor for the Separate Account became PFG Distribution Company, a subsidiary of Philadelphia Financial Group, Inc. (an affiliate of Phoenix). On February 5, 2009 PEPCO, under Virtus, changed its name to VP Distributors, Inc. and PFG Distribution Company changed its name to PEPCO.

Goodwin Capital Advisors, Inc., subadvisor to Phoenix Money Market Series, Phoenix Multi-Sector Fixed Income Series, Phoenix Multi-Sector Short Term Bond Series, and the Phoenix Strategic Allocation Series, remained a subsidiary of Phoenix.

Note 14--Subsequent Events
On March 4, 2009, Fitch downgraded the financial strength rating of the insurance company affiliates of the Separate Account to BBB+ from A and placed the rating on Rating Watch Negative.

On March 10, 2009, A.M. Best Company, Inc. downgraded the financial strength rating of the insurance company affiliates of the Separate Account to B++ from A and maintained its negative outlook. On January 15, 2009, A.M Best Company, Inc. affirmed the financial strength rating of A and changed the rating outlook to negative from stable.

On March 10, 2009, Moody's Investor Services downgraded the financial strength rating of the insurance company affiliates of the Separate Account to Baa2 from Baa1. The outlook is negative. On February 19, 2009, Moody's Investor Service downgraded the financial strength rating to Baa1 from A3. The ratings remain on review for possible further downgrade as was previously announced on December 9, 2008.

On March 10, 2009, Standard & Poor's downgraded the financial strength rating of the insurance company affiliates of the Separate Account to BBB- from BBB and maintained it negative outlook. On March 2, 2009, Standard and Poor's downgraded the financial strength rating to BBB from BBB+. At the same time, Standard and Poor's removed the ratings from Credit Watch, where they had been placed with negative implications on February 10, 2009. The outlook is negative.

The actions by these rating agencies will likely have a material adverse effect on the future results. The insurance company affiliates are currently assessing the impact of these recent developments on their business prospects, operations and strategy.

[LOGO]

            Report of Independent Registered Public Accounting Firm

To the Board of Directors of PHL Variable Insurance Company and
Participants of PHLVIC Variable Universal Life Account:

In our opinion, the accompanying statements of assets and liabilities and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the subaccounts of the PHLVIC Variable Universal Life Account (as listed in the statements of assets and liabilities) at December 31, 2008, and the results of each of their operations for the year then ended, and the changes in each of their net assets for each of the two years in the period ended December 31, 2008, and the financial highlights for the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements are the responsibility of PHL Variable Insurance Company's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2008 by correspondence with the mutual funds' advisors, provide a reasonable basis for our opinion.

/s/ PricewaterhouseCoopers LLP

Hartford, CT
March 27, 2009

PHLVIC VARIABLE UNIVERSAL LIFE ACCOUNT
PHL Variable Insurance Company
One American Row
Hartford, Connecticut 06103-2899

Phoenix Equity Planning Corporation
56 Prospect Street
Hartford, Connecticut 06115-0480
Underwriter

Independent Registered Public Accounting Firm
PricewaterhouseCoopers LLP
185 Asylum Street
Hartford, Connecticut 06103

--------------------------------------------------------------------------------



[LOGO]

PHL Variable Insurance Company
PO Box 22012
Albany, NY 12201-2012


Not insured by FDIC/NCUSIF or any federal government agency.
No bank guarantee. Not a deposit. May lose value.

Phoenix Life Insurance Company
A member of The Phoenix Companies, Inc.
phoenixwm.com

OL4259 (C) 2009 The Phoenix Companies, Inc.  2-09






         PHL VARIABLE
         INSURANCE COMPANY
         (A WHOLLY-OWNED SUBSIDIARY OF PM HOLDINGS, INC.)
         FINANCIAL STATEMENTS
         DECEMBER 31, 2008 AND 2007

                                TABLE OF CONTENTS

                                                                                                                    PAGE
                                                                                                              -----------------
Report of Independent Registered Public Accounting Firm...................................................          F-3

Balance Sheet as of December 31, 2008 and 2007............................................................          F-4

Statement of Income, Comprehensive Income and Changes in Stockholder's Equity
  for the years ended December 31, 2008, 2007 and 2006....................................................          F-5

Statement of Cash Flows for the years ended December 31, 2008, 2007 and 2006..............................          F-6

Notes to Financial Statements.............................................................................       F-7 - F-33

             REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Directors and Stockholder of PHL Variable Insurance Company:


In our opinion, the accompanying balance sheets and the related statements of income, comprehensive income and changes in stockholder's equity and of cash flows present fairly, in all material respects, the financial position of PHL Variable Insurance Company at December 31, 2008, and the results of its operations and cash flows for each of the three years in the period ended December 31, 2008 in conformity with accounting principles generally accepted in the United States of America. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

As discussed in Note 16 to the financial statements, two significant distributors suspended sales of the Company's products and the Company had downgrades from four rating agencies.

As discussed in Note 2 to the financial statements, the Company changed the manner in which it accounts for reinsurance of long duration insurance contracts effective April 1, 2008.


/s/ PricewaterhouseCoopers, LLP
Hartford, Connecticut
March 30, 2009

                         PHL VARIABLE INSURANCE COMPANY
                                  BALANCE SHEET
                       ($ in thousands, except share data)
                           DECEMBER 31, 2008 AND 2007

                                                                                                  2008            2007
                                                                                             -------------   -------------
ASSETS:
Available-for-sale debt securities, at fair value.........................................   $   1,287,409   $   1,709,586
Policy loans, at unpaid principal balances................................................          34,917          22,819
Other investments.........................................................................         102,681           1,251
Fair value option investments.............................................................           4,091              --
                                                                                             --------------  --------------
TOTAL INVESTMENTS.........................................................................       1,429,098       1,733,656
Cash and cash equivalents.................................................................         152,185         108,200
Accrued investment income.................................................................          14,804          17,518
Receivables...............................................................................         325,996         158,808
Deferred policy acquisition costs.........................................................       1,065,128       1,009,612
Receivable from related parties...........................................................          20,513             527
Other assets..............................................................................          37,089          20,214
Separate account assets...................................................................       2,449,141       3,389,356
                                                                                             --------------  --------------
TOTAL ASSETS..............................................................................   $   5,493,954   $   6,437,891
                                                                                             ==============  ==============

LIABILITIES:
Policyholder deposit funds................................................................   $     969,270   $   1,134,635
Policy liabilities and accruals...........................................................       1,386,611       1,103,139
Deferred income taxes.....................................................................          33,291         135,648
Payable to related parties................................................................           6,271          28,969
Other liabilities.........................................................................         116,929          48,304
Separate account liabilities..............................................................       2,449,141       3,389,356
                                                                                             --------------  --------------
TOTAL LIABILITIES.........................................................................       4,961,513       5,840,051
                                                                                             --------------  --------------

CONTINGENT LIABILITIES (NOTE 14)

STOCKHOLDER'S EQUITY:
Common stock, $5,000 par value: 1,000 shares authorized; 500 shares issued................           2,500           2,500
Additional paid-in capital................................................................         723,152         553,218
Retained earnings (accumulated deficit)...................................................        (141,288)         53,906
Accumulated other comprehensive loss......................................................         (51,923)        (11,784)
                                                                                             --------------  --------------
TOTAL STOCKHOLDER'S EQUITY................................................................         532,441         597,840
                                                                                             --------------  --------------
TOTAL LIABILITIES AND STOCKHOLDER'S EQUITY................................................   $   5,493,954   $   6,437,891
                                                                                             ==============  ==============

   The accompanying notes are an integral part of these financial statements.

                         PHL VARIABLE INSURANCE COMPANY
  STATEMENT OF INCOME, COMPREHENSIVE INCOME AND CHANGES IN STOCKHOLDER'S EQUITY
                                ($ in thousands)
                  YEARS ENDED DECEMBER 31, 2008, 2007 AND 2006

                                                                                 2008             2007             2006
                                                                            -------------    -------------    ------------
 REVENUES:
 Premiums.................................................................  $      15,098    $      18,602    $     13,575
 Insurance and investment product fees....................................        361,354          263,298         180,779
 Investment income, net of expenses.......................................         90,963          109,607         129,325
 Net realized investment losses...........................................       (172,055)          (7,043)         (2,460)
                                                                            --------------   --------------   -------------
 TOTAL REVENUES...........................................................        295,360          384,464         321,219
                                                                            --------------   --------------   -------------

 BENEFITS AND EXPENSES:
 Policy benefits..........................................................        218,415          168,395         154,951
 Policy acquisition cost amortization.....................................        262,132          120,041          93,342
 Other operating expenses.................................................         97,504           83,601          65,388
                                                                            --------------   --------------   -------------
 TOTAL BENEFITS AND EXPENSES..............................................        578,051          372,037         313,681
                                                                            --------------   --------------   -------------
 Income (loss) before income taxes........................................       (282,691)          12,427           7,538
 Income tax (expense) benefit.............................................         87,497           (1,122)         (1,070)
                                                                            --------------   --------------   -------------
 NET INCOME (LOSS)........................................................  $    (195,194)   $      11,305    $      6,468
                                                                            ==============   ==============   =============

 FEES PAID TO RELATED PARTIES (NOTE 11)

 COMPREHENSIVE INCOME (LOSS):
 NET INCOME (LOSS)........................................................  $   (195,194)    $      11,305    $      6,468
                                                                            --------------   --------------   -------------
 Net unrealized investment losses.........................................       (40,139)           (9,095)         (1,277)
 Net unrealized derivative instruments losses.............................            --                --            (807)
                                                                            --------------   --------------   -------------
 OTHER COMPREHENSIVE LOSS.................................................       (40,139)           (9,095)         (2,084)
                                                                            --------------   --------------   -------------
 COMPREHENSIVE INCOME (LOSS)..............................................  $   (235,333)    $       2,210    $      4,384
                                                                            ==============   ==============   =============

 ADDITIONAL PAID-IN  CAPITAL:
 Capital contributions from parent........................................  $    169,934     $      49,984    $         --

 RETAINED EARNINGS (ACCUMULATED DEFICIT):
 Net income (loss)........................................................      (195,194)           11,305           6,468
 Adjustment for initial application of FIN 48 (Note 2)....................            --            (1,000)             --

 ACCUMULATED OTHER COMPREHENSIVE INCOME:
 Other comprehensive loss.................................................       (40,139)           (9,095)         (2,084)
                                                                            --------------   -------------    -------------
 CHANGE IN STOCKHOLDER'S EQUITY...........................................       (65,399)           51,194            4,384
 Stockholder's equity, beginning of year..................................       597,840           546,646          542,262
                                                                            --------------   -------------    -------------
 STOCKHOLDER'S EQUITY, END OF YEAR........................................  $     532,441    $     597,840    $     546,646
                                                                            ==============   =============    =============

   The accompanying notes are an integral part of these financial statements.

                         PHL VARIABLE INSURANCE COMPANY
                             STATEMENT OF CASH FLOWS
                                ($ in thousands)
                  YEARS ENDED DECEMBER 31, 2008, 2007 AND 2006

                                                                               2008              2007              2006
                                                                          ---------------   --------------    -------------
 OPERATING ACTIVITIES:
 Net income (loss)......................................................  $      (195,194)  $       11,305    $       6,468
 Net realized investment losses.........................................          172,055            7,043            2,460
 Investment (gains) losses..............................................            1,931            1,473            4,206
 Deferred income taxes (benefit)........................................         (85,666)           45,837           22,473
 Increase in receivables................................................        (281,490)         (126,150)          (6,939)
 Increase in deferred policy acquisition costs..........................          138,030         (280,566)        (177,237)
 Increase in policy liabilities and accruals............................          401,684          410,942          213,754
 Other assets and other liabilities change..............................          (32,703)           7,867           (1,224)
                                                                          ----------------  ---------------   --------------
 CASH FROM OPERATING ACTIVITIES.........................................          118,647           77,751           63,961
                                                                          ----------------  ---------------   --------------

 INVESTING ACTIVITIES:
 Investment purchases...................................................       (1,455,006)        (890,909)      (1,007,973)
 Investment sales, repayments and maturities............................        1,501,339        1,207,988        1,728,360
                                                                          ----------------  ---------------   --------------
 CASH FROM INVESTING ACTIVITIES.........................................           46,333          317,079          720,387
                                                                          ----------------  ---------------   --------------

 FINANCING ACTIVITIES:
 Policyholder deposit fund deposits.....................................          172,657          266,750          223,309
 Policyholder deposit fund withdrawals..................................         (454,371)        (625,507)        (986,348)
 Capital contributions from parent......................................          160,719           25,000               --
                                                                          ----------------  ---------------   --------------
 CASH FOR FINANCING ACTIVITIES..........................................         (120,995)        (333,757)        (763,039)
                                                                          ----------------  ---------------   --------------
 CHANGE IN CASH AND CASH EQUIVALENTS....................................           43,985           61,073           21,309
 Cash and cash equivalents, beginning of year...........................          108,200           47,127           25,818
                                                                          ----------------  ---------------   --------------
 CASH AND CASH EQUIVALENTS, END OF YEAR.................................  $       152,185   $      108,200    $      47,127
                                                                          ================  ===============   ==============

During the year ended December 31, 2008, we received $169,934 thousand in capital contributions, of which $83,785 thousand was in cash and $86,149 was in securities.

   The accompanying notes are an integral part of these financial statements.

                         PHL VARIABLE INSURANCE COMPANY
                          NOTES TO FINANCIAL STATEMENTS
                  YEARS ENDED DECEMBER 31, 2008, 2007 AND 2006



1.   ORGANIZATION AND OPERATIONS

PHL Variable Insurance Company ("PHL Variable") is a life insurance company offering variable and fixed annuity and non-participating life insurance products. It is a wholly-owned subsidiary of PM Holdings, Inc. PM Holdings, Inc. is a wholly-owned subsidiary of Phoenix Life Insurance Company ("Phoenix Life"), which is a wholly-owned subsidiary of The Phoenix Companies, Inc. ("PNX"), a New York Stock Exchange listed company. Phoenix Home Life Mutual Insurance Company demutualized on June 25, 2001 by converting from a mutual life insurance company to a stock life insurance company, became a wholly-owned subsidiary of PNX and changed its name to Phoenix Life Insurance Company.


2.   BASIS OF PRESENTATION AND SIGNIFICANT ACCOUNTING POLICIES

We have prepared these financial statements in accordance with accounting principles generally accepted in the United States of America ("GAAP"), which differ materially from the accounting practices prescribed by various insurance regulatory authorities.

USE OF ESTIMATES

In preparing these financial statements in conformity with GAAP, we are required to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting periods. Actual results could differ from these estimates. We employ significant estimates and assumptions in the determination of deferred policy acquisition costs; policyholder liabilities and accruals; the valuation of investments in debt and equity securities; and accruals for deferred income taxes and contingent liabilities.

RISKS ASSOCIATED WITH CURRENT ECONOMIC ENVIRONMENT

Over the past year, the U.S. economy has experienced unprecedented credit and liquidity issues and entered into recession. Following several years of rapid credit expansion, a sharp contraction in mortgage lending coupled with dramatic declines in home prices, rising mortgage defaults and increasing home foreclosures, resulted in significant write-downs of asset values by financial institutions, including government-sponsored entities and major commercial and investment banks. These write-downs, initially of mortgage-backed securities but spreading to most sectors of the credit markets, and to credit default swaps and other derivative securities, have caused many financial institutions to seek additional capital, to merge with larger and stronger institutions, to be subsidized by the U.S. government and, in some cases, to fail. Reflecting concern about the stability of the financial markets generally and the strength of counterparties many lenders and institutional investors have reduced and, in some cases, ceased to provide funding to borrowers, including other financial institutions. These factors, combined with declining business and consumer confidence and increased unemployment, have precipitated an economic slowdown and fears of a prolonged recession.

Even under more favorable market conditions, general factors such as the availability of credit, consumer spending, business investment, capital market conditions and inflation affect our business. For example, in an economic downturn, higher unemployment, lower family income, lower corporate earnings, lower business investment and lower consumer spending may depress the demand for life insurance, annuities and investment products. In addition, this type of economic environment may result in higher lapses or surrenders of policies. Accordingly, the risks we face related to general economic and business conditions are more pronounced given the severity and magnitude of recent adverse economic and market conditions experienced.

More specifically, our business is exposed to the performance of the debt and equity markets, which have been materially and adversely affected by recent economic developments. Adverse conditions, including but not limited to, a lack of buyers in the marketplace, volatility, credit spread changes, and benchmark interest rate changes, have affected and will continue to impact the liquidity and value of our investments. In addition to other ways set forth in additional risk factors below, the ways that poor debt and equity market performance and changes in interest rates have adversely affected, and will continue to adversely affect, our business, financial condition, growth and profitability include, but are not limited to, the following:

     o The value of our investment portfolio has declined which has resulted in, and may continue to result in, higher realized and/or unrealized losses. For example, in 2008 the value of our general account investments decreased by $250,374 thousand, before offsets, due to net unrealized losses on investments. A widening of credit spreads, such as the market has experienced recently, increases the net unrealized loss position of our investment portfolio and may ultimately result in increased realized losses. The value of our investment portfolio can also be affected by illiquidity and by changes in assumptions or inputs we use in estimating fair value. Further, certain types of securities in our investment portfolio, such as asset-backed securities supported by residential and commercial mortgages, have been disproportionately affected. Continued adverse capital market conditions could result in further realized and/or unrealized losses.

     o Changes in interest rates also have other effects related to our investment portfolio. In periods of increasing interest rates, life insurance policy loans, surrenders and withdrawals could increase as policyholders seek investments with higher returns. This could require us to sell invested assets at a time when their prices are depressed by the increase in interest rates, which could cause us to realize investment losses. Conversely, during periods of declining interest rates, we could experience increased premium payments on products with flexible premium features, repayment of policy loans and increased percentages of policies remaining in force. We would obtain lower returns on investments made with these cash flows. In addition, borrowers may prepay or redeem bonds in our investment portfolio so that we might have to reinvest those proceeds in lower yielding investments. As a consequence of these factors, we could experience a decrease in the spread between the returns on our investment portfolio and amounts credited to policyholders and contract owners, which could adversely affect our profitability.

     o Asset-based fee revenues related to our variable life and annuity products have declined and may continue to decline.

     o The attractiveness of certain of our products may decrease because they are linked to the equity markets and assessments of our financial strength, resulting in lower profits. Increasing consumer concerns about the returns and features of our products or our financial strength may cause existing clients to surrender policies or withdraw assets, and diminish our ability to sell policies and attract assets from new and existing clients, which would result in lower sales and fee revenues.

These extraordinary economic and market conditions have materially and adversely affected us. In 2008 we had a net loss of $195,194 thousand. It is difficult to predict how long the current economic and market conditions will continue, whether the financial markets will continue to deteriorate and which aspects of our products and/or business will be adversely affected. However, the lack of credit, lack of confidence in the financial sector, increased volatility in the financial markets and reduced business activity are likely to continue to materially and adversely affect our business, financial condition and results of operations.

ACCOUNTING CHANGE

Effective April 1, 2008, we changed our method of accounting for the cost of certain of our long duration reinsurance contracts accounted for in accordance with Statement of Financial Accounting Standards ("SFAS") No. 113, ACCOUNTING AND REPORTING FOR REINSURANCE OF SHORT-DURATION AND LONG-DURATION CONTRACTS ("SFAS 113"). In conjunction with this change, we also changed our method of accounting for the impact of reinsurance costs on deferred acquisition costs. SFAS 113 requires us to amortize the estimated cost of reinsurance over the life of the underlying reinsured contracts. Under our previous method, we recognized reinsurance recoveries as part of the net cost of reinsurance and amortized this balance over the estimated lives of the underlying reinsured contracts in proportion to estimated gross profits ("EGPs") consistent with the method used for amortizing deferred policy acquisition costs. Under the new method, reinsurance recoveries are recognized in the same period as the related reinsured claim. In conjunction with this change, we also changed our policy for determining EGPs relating to these contracts to include the effects of reinsurance, where previously these effects had not been included.

ADOPTION OF NEW ACCOUNTING STANDARDS

In January 2009, the Financial Accounting Standards Board ("FASB") issued FSP No. EITF 99-20-1, which amends the impairment guidance in EITF Issue No. 99-20, RECOGNITION OF INTEREST INCOME AND IMPAIRMENT ON PURCHASED BENEFICIAL INTERESTS AND BENEFICIAL INTERESTS THAT CONTINUE TO BE HELD BY A TRANSFEROR IN SECURITIZED FINANCIAL ASSETS ("EITF 99-20-1"). The FSP revises EITF 99-20's impairment guidance to make it consistent with the requirements of SFAS No. 115 for determining whether an other-than-temporary impairment has occurred. The FSP is effective for these financial statements. Our adoption of the FSP had no material effect on our financial statements.

In December 2008, the FASB issued FASB Staff Position No. FAS 140-4 and FIN 46(R)-8, DISCLOSURES BY PUBLIC ENTITIES (ENTERPRISES) ABOUT TRANSFERS OF FINANCIAL ASSETS AND INTERESTS IN VARIABLE INTEREST ENTITIES, which requires public entities to provide additional disclosures about transfers of financial assets. It also requires sponsors that have a variable interest in a variable interest entity to provide additional disclosures about their involvement with variable interest entities. The FSP is effective for these financial statements. Our adoption of the FSP had no material effect on our financial statements.

On October 10, 2008, the FASB issued FSP No. FAS 157-3 ("FSP FAS 157-3"), which clarifies the application of SFAS No. 157, FAIR VALUE MEASUREMENT ("SFAS 157") in an inactive market. The FSP addresses application issues such as how management's internal assumptions should be considered when measuring fair value when relevant observable data do not exist; how observable market information in a market that is not active should be considered when measuring fair value and how the use of market quotes should be considered when assessing the relevance of observable and unobservable data available to measure fair value. FSP FAS 157-3 was effective upon issuance. Our adoption of FSP FAS 157-3 had no material effect on our financial condition or results of operations.

In September 2008, the FASB issued FSP No. FAS 133-1 and FIN 45-4, DISCLOSURES ABOUT CREDIT DERIVATIVES AND CERTAIN GUARANTEES: AN AMENDMENT OF FASB STATEMENT NO. 133 AND FASB INTERPRETATION NO. 45; AND CLARIFICATION OF THE EFFECTIVE DATE OF FASB STATEMENT NO. 161. The FSP introduces new disclosure requirements for credit derivatives and certain guarantees. The FSP is effective for these financial statements. Our adoption of the FSP had no material effect on our financial statements.

On February 15, 2007, the FASB issued SFAS No. 159, THE FAIR VALUE OPTION FOR FINANCIAL ASSETS AND FINANCIAL LIABILITIES ("SFAS 159"), which gives entities the option to measure eligible financial assets, financial liabilities and firm commitments at fair value (i.e., the fair value option), on an instrument-by-instrument basis, that are otherwise not permitted to be accounted for at fair value under other accounting standards. The election to use the fair value option is available when an entity first recognizes a financial asset or financial liability or upon entering into a firm commitment. Subsequent changes in fair value must be recorded in earnings. Additionally, SFAS 159 allows for a one-time election for existing positions upon adoption, with the transition adjustment recorded to beginning retained earnings. We adopted SFAS 159 as of January 1, 2008 with no effect on our financial statements.

In September 2006, the FASB issued SFAS No. 157, FAIR VALUE MEASUREMENTS ("SFAS 157"). SFAS 157 defines fair value, establishes a framework for measuring fair value and expands disclosures about fair value measurements. SFAS 157 provides guidance on how to measure fair value when required under existing accounting standards. The statement establishes a fair value hierarchy that prioritizes the inputs to valuation techniques used to measure fair value into three broad levels ("Level 1, 2 and 3"). Level 1 inputs are observable inputs that reflect quoted prices for identical assets or liabilities in active markets that we have the ability to access at the measurement date. Level 2 inputs are observable inputs, other than quoted prices included in Level 1, for the asset or liability. Level 3 inputs are unobservable inputs reflecting our estimates of the assumptions that market participants would use in pricing the asset or liability (including assumptions about risk). Quantitative and qualitative disclosures will focus on the inputs used to measure fair value for both recurring and non-recurring fair value measurements and the effects of the measurements in the financial statements. We adopted SFAS 157 effective January 1, 2008 with no material impact on our financial position and results of operations.

We adopted the provisions of the FASB Interpretation No. 48, ACCOUNTING FOR UNCERTAINTY IN INCOME TAXES ("FIN 48"), on January 1, 2007. As a result of the implementation of FIN 48, we recognized an increase in reserves for uncertain tax benefits through a cumulative effect adjustment of approximately $1,000 thousand, which was accounted for as a reduction to the January 1, 2007 balance of retained earnings. Including the cumulative effect adjustment, we had $1,840 thousand of total gross unrecognized tax benefits as of January 1, 2007. See
Note 10 to these financial statements for more information.

In September 2006, the Securities and Exchange Commission ("SEC") staff issued Staff Accounting Bulletin No. 108, CONSIDERING THE EFFECTS OF PRIOR YEAR MISSTATEMENTS WHEN QUANTIFYING MISSTATEMENTS IN CURRENT YEAR FINANCIAL STATEMENTS ("SAB 108"). SAB 108 provides guidance for how errors should be evaluated to assess materiality from a quantitative perspective. SAB 108 permits companies to initially apply its provisions by either restating prior financial statements or recording the cumulative effect of initially applying the approach as adjustments to the carrying values of assets and liabilities as of January 1, 2006 with an offsetting adjustment to retained earnings. We adopted SAB 108 on December 31, 2006 with no effect on our financial statements.

In March 2006, the FASB issued Statement of Financial Accounting Standards No. 156, ACCOUNTING FOR SERVICING OF FINANCIAL ASSETS, AN AMENDMENT OF FASB STATEMENT NO. 140 ("SFAS 156"). SFAS 156 provides guidance on recognition and disclosure of servicing assets and liabilities and was effective beginning January 1, 2007. We adopted this standard effective January 1, 2007 with no material impact on our financial position and results of operations.

ACCOUNTING STANDARDS NOT YET ADOPTED

In May 2008, the FASB issued SFAS No. 162, THE HIERARCHY OF GENERALLY ACCEPTED ACCOUNTING PRINCIPLES ("SFAS 162"). SFAS 162 identifies the sources of accounting principles and the framework for selecting the principles used in the preparation of GAAP-basis financial statements. The Standard is effective 60 days following SEC approval of the Public Company Accounting Oversight Board amendments to remove the hierarchy of generally accepted accounting principles from the auditing standards. SFAS 162 is not expected to have an impact on our financial position and results of operations.

In December 2007, the FASB issued SFAS No. 141(R), ACCOUNTING FOR BUSINESS COMBINATIONS ("SFAS 141(R)"). SFAS 141(R) requires the acquiring entity in a business combination to recognize all (and only) the assets acquired and liabilities assumed in the transaction, establishes the acquisition-date fair value as the measurement objective for all assets acquired and liabilities assumed and requires the acquirer to disclose all information needed to evaluate and understand the nature and financial effect of the combination and is effective beginning for fiscal years beginning after December 15, 2008. We will adopt this standard effective January 1, 2009 and do not expect it to have a material impact on our financial position and results of operations.

In December 2007, the FASB issued SFAS 160, NONCONTROLLING INTERESTS IN CONSOLIDATED FINANCIAL STATEMENTS ("SFAS 160"). SFAS 160 requires all entities to report noncontrolling interests in subsidiaries in the same way--as equity in the consolidated financial statements and requires that associated transactions be treated as equity transactions--and is effective beginning for fiscal years beginning after December 15, 2008. We will adopt this standard effective January 1, 2009 and do not expect it to have a material impact on our financial position and results of operations.

SIGNIFICANT ACCOUNTING POLICIES

INVESTMENTS

DEBT AND EQUITY SECURITIES

Our debt and equity securities classified as available-for-sale are reported on our balance sheet at fair value. Fair value is based on quoted market price, where available. When quoted market prices are not available, we estimate fair value by discounting debt security cash flows to reflect interest rates currently being offered on similar terms to borrowers of similar credit quality (private placement debt securities), by quoted market prices of comparable instruments (untraded public debt securities) and by independent pricing sources or internally developed pricing models (equity securities). We recognize unrealized investment gains and losses on investments in debt and equity securities that we classify as available-for-sale. We report these unrealized investment gains and losses as a component of other comprehensive income, net of applicable deferred policy acquisition costs and applicable deferred income taxes.

For mortgage-backed and other asset-backed debt securities, we recognize income using a constant effective yield based on anticipated prepayments and the estimated economic lives of the securities. When actual prepayments differ significantly from anticipated prepayments, the effective yield is recalculated to reflect actual payments to date and any resulting adjustment is included in net investment income. For certain asset-backed securities, changes in estimated yield are recorded on a prospective basis and specific valuation methods are applied to these securities to determine if there has been an other-than-temporary decline in value.

POLICY LOANS

Policy loans are carried at their unpaid principal balances and are collateralized by the cash values of the related policies. We estimate the fair value of fixed rate policy loans by discounting loan interest and loan repayments. We base the discount rate on the 10-year U.S. Treasury rate. We assume that loan interest payments are made at the fixed rate less 17.5 basis points and that loan repayments only occur as a result of anticipated policy lapses. For variable rate policy loans, we consider the unpaid loan balance as fair value, as interest rates on these loans are reset annually based on market rates.

OTHER INVESTMENTS

Other investments primarily include derivative instruments. We use derivative instruments to economically hedge our exposure on living benefits offered on certain of our variable products. We recognize derivative instruments on the balance sheet at fair value. The derivative contracts are reported as assets or liabilities in other investments and other liabilities, respectively, on the balance sheet, excluding embedded derivatives. Embedded derivatives are recorded on the balance sheet with the associated host contract.

We do not designate the purchased derivatives related to living benefits as hedges for accounting purposes. Changes in the fair value of derivative instruments are recognized in net realized investment gains (losses) in the period incurred.

CASH AND CASH EQUIVALENTS

Cash and cash equivalents include cash on hand, amounts due from banks, money market instruments and other debt instruments with maturities of three months or less when purchased.

DEFERRED POLICY ACQUISITION COSTS

The costs of acquiring new business, principally commissions, underwriting, distribution and policy issue expenses, all of which vary with and are primarily related to production of new business, are deferred.

We amortize deferred policy acquisition costs based on the related policy's classification. For individual life insurance policies, deferred policy acquisition costs are amortized in proportion to estimated gross margins. For universal life, variable universal life and accumulation annuities, deferred policy acquisition costs are amortized in proportion to EGPs. Policies may be surrendered for value or exchanged for a different one of our products (internal replacement). The deferred policy acquisition costs balance associated with the replaced or surrendered policies is amortized to reflect these surrenders.

Each year, we develop future EGPs for the products sold during that year. The EGPs for products sold in a particular year are aggregated into cohorts. Future EGPs are projected for the estimated lives of the contracts. The amortization of deferred policy acquisition costs requires the use of various assumptions, estimates and judgments about the future. The assumptions, in the aggregate, are considered important in the projections of EGPs. The assumptions developed as part of our annual process are based on our current best estimates of future events, which are likely to be different for each year's cohort. Assumptions considered to be significant in the development of EGPs include separate account fund performance, surrender and lapse rates, interest margin, mortality, premium persistency, funding patterns, and expenses and reinsurance costs and recoveries. These assumptions are reviewed on a regular basis and are based on our past experience, industry studies, regulatory requirements and estimates about the future.

To determine the reasonableness of the prior assumptions used and their impact on previously projected account values and the related EGPs, we evaluate, on a quarterly basis, our previously projected EGPs. Our process to assess the reasonableness of our EGPs involves the use of internally developed models, together with studies and actual experience. Incorporated in each scenario are our current best estimate assumptions with respect to separate account returns, surrender and lapse rates, interest margin, mortality, premium persistency, funding patterns, and expenses and reinsurance costs and recoveries.

In addition to our quarterly reviews, we complete a comprehensive assumption study during the fourth quarter of each year. Upon completion of an assumption study, we revise our assumptions to reflect our current best estimate, thereby changing our estimate of projected account values and the related EGPs in the deferred policy acquisition cost and unearned revenue amortization models as well as AICPA Statement of Position No. 03-1, ACCOUNTING AND REPORTING BY INSURANCE ENTERPRISES FOR CERTAIN NONTRADITIONAL LONG-DURATION CONTRACTS FOR SEPARATE ACCOUNTS ("SOP 03-1"), reserving models. The deferred policy acquisition cost asset, as well as the unearned revenue reserves and SOP 03-1 reserves are then adjusted with an offsetting benefit or charge to income to reflect such changes in the period of the revision, a process known as "unlocking."

Underlying assumptions for future periods of EGPs are not altered unless experience deviates significantly from original assumptions. For example, when lapses of our insurance products meaningfully exceed levels assumed in determining the amortization of deferred policy acquisition costs, we adjust amortization to reflect the change in future premiums or EGPs resulting from the unexpected lapses. In the event that we were to revise assumptions used for prior year cohorts, our estimate of projected account values would change and the related EGPs in the deferred policy acquisition cost amortization model would be unlocked, or adjusted, to reflect such change. Continued unfavorable experience on key assumptions, which could include decreasing separate account fund return performance, increasing lapses or increasing mortality could result in an unlocking which would result in an increase to deferred policy acquisition cost amortization and a decrease in the deferred policy acquisition costs asset. Finally, an analysis is performed periodically to assess whether there are sufficient gross margins or gross profits to amortize the remaining deferred policy acquisition costs balances.

SEPARATE ACCOUNT ASSETS AND LIABILITIES

Separate account assets and liabilities related to policyholder funds are carried at fair value. Deposits, net investment income and realized investment gains and losses for these accounts are excluded from revenues, and the related liability increases are excluded from benefits and expenses. Fees assessed to the contract owners for management services are included in revenues when services are rendered.

POLICY LIABILITIES AND ACCRUALS

Policy liabilities and accruals includes future benefit liabilities for certain life and annuity products. We establish liabilities in amounts adequate to meet the estimated future obligations of policies in force. Future benefit liabilities for traditional life insurance are computed using the net level premium method on the basis of actuarial assumptions as to contractual guaranteed rates of interest, mortality rates guaranteed in calculating the cash surrender values described in such contracts and morbidity. Future benefit liabilities for term and annuities in the payout phase that have significant mortality risk are computed using the net premium method on the basis of actuarial assumptions at the issue date of these contracts for rates of interest, contract administrative expenses, mortality and surrenders. We establish liabilities for outstanding claims, losses and loss adjustment expenses based on individual case estimates for reported losses and estimates of unreported losses based on past experience.

Certain contracts may also include additional death or other insurance benefit features, such as guaranteed minimum death or income benefits offered with variable annuity contracts or no-lapse guarantees offered with universal life insurance contracts. An additional liability is established for these benefits by estimating the expected present value of the excess benefits and recognizing the excess ratably over the accumulation period based on total expected assessments.

POLICYHOLDER DEPOSIT FUNDS

Amounts received as payment for certain universal life contracts, deferred annuities and other contracts without life contingencies are reported as deposits to policyholder deposit funds. The liability for universal life-type contracts is equal to the balance that accrues to the benefit of the policyholders as of the financial statement date, including interest credited, amounts that have been assessed to compensate us for services to be performed over future periods, and any amounts previously assessed against the policyholder that is refundable. The liability for deferred annuities and other contracts without life contingencies is equal to the balance that accrues to the benefit of the contract holder as of the financial statement date which includes the accumulation of deposits plus interest credited, less withdrawals and amounts assessed through the financial statement date.

CONTINGENT LIABILITIES

Amounts related to contingent liabilities are accrued if it is probable that a liability has been incurred and an amount is reasonably estimable.

REVENUE RECOGNITION

We recognize premiums for long-duration life insurance products as revenue when due from policyholders. We recognize life insurance premiums for short-duration life insurance products as premium revenue pro rata over the related contract periods. We match benefits, losses and related expenses with premiums over the related contract periods.

Amounts received as payment for interest sensitive life contracts, deferred annuities and other contracts without life contingencies are considered deposits and are not included in revenue. Revenues from these products consist primarily of fees assessed during the period against the policyholders' account balances for mortality charges, policy administration charges and surrender charges. Fees assessed that represent compensation for services to be provided in the future are deferred and amortized into revenue over the life of the related contracts. Related benefit expenses include universal life benefit claims in excess of fund values, net investment income credited to policyholders' account balances and amortization of deferred policy acquisition costs.

NET INVESTMENT INCOME AND NET REALIZED INVESTMENT GAINS (LOSSES)

We recognize realized investment gains (losses) on asset dispositions on a first-in, first-out basis. We recognize realized investment losses when declines in fair value of debt and equity securities are considered to be other-than-temporarily impaired. We adjust the cost basis of these written down investments to fair value at the date the determination of impairment is made and do not change the new cost basis for subsequent recoveries in value. For fixed maturities, we accrue the new cost basis to par or the estimated future cash flows over the expected remaining life of the security. In evaluating whether a decline in value is other than temporary, we consider several factors including, but not limited to the following:

     o    the extent and the duration of the decline;

     o the reasons for the decline in value (credit event, interest related or market fluctuations);

     o our ability and intent to hold the investment for a period of time to allow for a recovery of value; and

     o    the financial condition of and near term prospects of the issuer.

A debt security impairment is deemed other-than-temporary if:

     o we do not have the ability and intent to hold an investment until a forecasted recovery of fair value up to (or beyond) the cost of the investment which, in certain cases, may mean until maturity; or

     o it is probable that we will be unable to collect all amounts due according to the contractual terms of the debt security.

Impairments due to deterioration in credit that result in a conclusion that non-collection is probable are considered other-than-temporary. Other declines in fair value (for example, due to interest rate changes, sector credit rating changes or company-specific rating changes that do not result in a conclusion that non-collection of contractual principal and interest is probable) may also result in a conclusion that an other-than-temporary impairment has occurred.

Further, in situations where we have asserted our ability and intent to hold a security to a forecasted recovery, but now no longer have the ability and intent to hold until recovery, an impairment should be considered other-than-temporary, even if collection of cash flows is probable. The determination of the impairment is made when the assertion to hold to recovery changes, not when the decision to sell is made.

INCOME TAXES

We account for income taxes in accordance with SFAS No. 109, ACCOUNTING FOR INCOME TAXES ("SFAS 109"). Accordingly, income tax expense or benefit is recognized based upon amounts reported in the financial statements and the provisions of currently enacted tax laws. We allocate income taxes to income, other comprehensive income and additional paid-in capital, as applicable.

We recognize current income tax assets and liabilities for estimated income taxes refundable or payable based on the current year's income tax returns. We recognize deferred income tax assets and liabilities for the estimated future income tax effects of temporary differences and carryovers. Temporary differences are the differences between the financial statement carrying amounts of assets and liabilities and their tax bases, as well as the timing of income or expense recognized for financial reporting and tax purposes of items not related to assets or liabilities. If necessary, we establish valuation allowances to reduce the carrying amount of deferred income tax assets to amounts that are more likely than not to be realized. We periodically review the adequacy of these valuation allowances and record any reduction in allowances in accordance with SFAS 109's intraperiod allocation rules. We recognize interest and penalties related to amounts accrued on uncertain tax positions and amounts paid or refunded from federal and state income tax authorities in tax expense.

We are included in the consolidated federal income tax return filed by PNX and are party to a tax sharing agreement by and among PNX and its subsidiaries. In accordance with this agreement, federal income taxes are allocated as if they had been calculated on a separate company basis, except that benefits for any net operating losses or other tax credits used to offset a tax liability of the consolidated group will be provided to the extent such loss or credit is utilized in the consolidated federal tax return.

Within the consolidated tax return, we are required by regulations of the Internal Revenue Service ("IRS") to segregate the entities into two groups: life insurance companies and non-life insurance companies. We are limited as to the amount of any operating losses from the non-life group that can be offset against taxable income of the life group. These limitations may affect the amount of any operating loss carryovers that we have now or in the future.


3.   REINSURANCE

We use reinsurance agreements to provide for greater diversification of business, control exposure to potential losses arising from large risks and provide additional capacity for growth.

We remain liable to the extent that reinsuring companies may not be able to meet their obligations under reinsurance agreements in effect. Failure of the reinsurers to honor their obligations could result in losses to us; consequently, we establish reserves for amounts deemed or estimated to be uncollectible. To minimize our exposure to significant losses from reinsurance insolvencies, we evaluate the financial condition of our reinsurers and monitor concentration of credit risk arising from similar geographic regions, activities or economic characteristics of the reinsurers. Due to the recent downgrade of Scottish Re, we will continue to closely monitor the situation and will reassess the recoverability of the reinsurance recoverable during the interim reporting periods of 2009.

Our reinsurance program varies based on the type of risk. Listed below are some examples and our most significant recent reinsurance agreements:

     o On all direct life insurance policies, the maximum of individual life insurance retained by us on any one life is $10 million on single life and joint first-to-die policies and $12 million for joint last-to-die policies, with excess amounts ceded to reinsurers.

     o We cede 70% to 90% of the mortality risk on most new issues of term insurance.

     o Effective January 1, 2008, we entered into an agreement to cede 50% to 75% of the risk in between $6.0 million to $10.0 million on universal life and variable universal life policies issued from January 1, 2006 through December 31, 2007, inclusive.

     o Effective September 30, 2008, we entered into an agreement to cede 90% of all the benefit risks on Phoenix Accumulator Universal Life III and IV policies issued on January 1, 2008 or later.

     o Effective November 30, 2008, we ceded all the benefit risks, net of existing reinsurance, on all the term life business inforce as of December 31, 2008, excluding the term plans introduced in 2008.

DIRECT BUSINESS AND REINSURANCE:                                                        YEAR ENDED DECEMBER 31,
($ IN THOUSANDS)                                                            -----------------------------------------------

                                                                                 2008           2007             2006
                                                                            --------------  --------------   --------------
Direct premiums..........................................................   $      91,872   $      87,132    $      71,350
Premiums ceded to reinsurers.............................................         (76,774)        (68,530)         (57,775)
                                                                            --------------  --------------   --------------
PREMIUMS.................................................................   $      15,098   $      18,602    $      13,575
                                                                            ==============  ==============   ==============

Direct policy benefits incurred..........................................   $     151,636   $      85,898    $      54,055
Policy benefits assumed from reinsureds..................................             140             505              965
Policy benefits ceded to reinsurers......................................        (113,207)        (44,707)         (26,398)
                                                                            --------------  --------------   --------------
POLICY BENEFITS..........................................................   $      38,569   $      41,696    $      28,622
                                                                            ==============  ==============   ==============

Direct life insurance in-force...........................................   $  84,226,234   $  70,502,325    $  55,175,351
Life insurance in-force assumed from reinsureds..........................          94,595         121,673          104,826
Life insurance in-force ceded to reinsurers..............................     (64,400,218)    (48,687,754)     (40,820,818)
                                                                            --------------  --------------   --------------
LIFE INSURANCE IN-FORCE..................................................   $  19,920,611   $  21,936,244    $  14,459,359
                                                                            ==============  ==============   ==============
Percentage of amount assumed to net insurance in-force...................        0.47%            0.55%           0.72%
                                                                            ==============  ==============   ==============

The policy benefit amounts above exclude changes in reserves, interest credited to policyholders and withdrawals, which total $179,846 thousand, $126,699 thousand and $126,329 thousand, net of reinsurance, for the years ended December 31, 2008, 2007 and 2006, respectively.

Irrevocable letters of credit aggregating $27,712 thousand at December 31, 2008 have been arranged with commercial banks in our favor to collateralize the ceded reserves.


4.   DEFERRED POLICY ACQUISITION COSTS

ACTIVITY IN DEFERRED POLICY ACQUISITION COSTS:                                          YEAR ENDED DECEMBER 31,
($ IN THOUSANDS)                                                            ----------------------------------------------
                                                                                 2008              2007             2006
                                                                            -------------     ------------    --------------
Policy acquisition costs deferred........................................   $     284,659    $     400,607    $      270,577
Costs amortized to expenses:
  Recurring costs........................................................        (281,333)        (122,189)          (94,429)
  Realized investment gains (losses).....................................          19,201            2,148             1,087
Deferred policy acquisition cost offset - ceded reserve
  and expense allowance                                                         (160,556)               --                --
Offsets to net unrealized investment gains or losses
  included in other comprehensive income (loss) (Note 12)................         193,545           27,426            (4,930)
                                                                            --------------   --------------   ---------------
Change in deferred policy acquisition costs..............................          55,516          307,992           172,305
Deferred policy acquisition costs, beginning of year.....................       1,009,612          701,620           529,315
                                                                            --------------   --------------   ---------------
DEFERRED POLICY ACQUISITION COSTS, END OF YEAR...........................   $   1,065,128    $   1,009,612    $      701,620
                                                                            ==============   ==============   ===============

Upon completion of a study during the fourth quarter of 2008, we updated our best estimate assumptions used to project expected gross profits and margins in the deferred policy acquisition cost amortization schedules. Major projection assumptions updated include mortality, lapse experience, expense, net investment income, and separate account investment return. In our review to develop the best estimate for these assumptions, we examined our own experience and market conditions. We updated our maintenance expenses and reallocated them among various lines of business. We also updated our projected separate account investment return assumption to the long term investment return as of January 1, 2009. The impact was to fully absorb the actual investment performance through December 31, 2008 into the amortization of deferred policy acquisition cost amortization and the projection of benefits under SOP 03-1 for the guaranteed minimum death benefit ("GMDB") and guaranteed minimum income benefit ("GMIB") riders. The greatest impact of the unlocking was on the annuity block, where the effects of these adjustments resulted in an overall increase in deferred policy acquisition cost amortization for the annuity block of $100,318 thousand and an increase in the GMIB and GMDB reserves of $10,899 thousand and $3,760 thousand, respectively. The UL/VUL lines had an increase of $924 thousand to pre-tax net income due to unlocking.

During 2007, we updated our system for calculating the SOP 03-1 reserves for guaranteed minimum death benefits, resulting in a release in the benefit reserve and a corresponding increase in deferred policy acquisition cost amortization for the year. The effects of these adjustments resulted in an overall $1,649 thousand pre-tax benefit to net income.

During 2006, we benefited from an unlocking of assumptions primarily related to deferred policy acquisition costs. The unlocking was driven by revised assumptions for expected mortality, lapse experience, investment margins and expenses. The effects of the unlocking resulted in an overall $6.7 million pre-tax charge to net income, as well as increased unearned revenue liabilities by $1.3 million, increased benefit reserves by $4.5 million, increased reinsurance liability by $1.2 million and decreased amortization by $0.4 million.


5.   POLICY LIABILITIES AND ACCRUALS

Policyholder liabilities are primarily for universal life products and include deposits received from customers and investment earnings on their fund balances which range from 3.00% to 5.25% as of December 31, 2008, less administrative and mortality charges.

6.   INVESTING ACTIVITIES

DEBT AND EQUITY SECURITIES

FAIR VALUE AND COST OF DEBT SECURITIES:                                           AS OF DECEMBER 31,
($ IN THOUSANDS)                                           ---------------------------------------------------------------
                                                                        2008                              2007
                                                           ------------------------------    -----------------------------
                                                             FAIR VALUE          COST          FAIR VALUE         COST
                                                           -------------    -------------    -------------   -------------
U.S. government and agency...............................  $      42,708    $      43,689    $      65,774   $      64,884
State and political subdivision..........................          5,715            6,536           11,029          11,134
Foreign government.......................................         31,087           30,130           30,423          27,716
Corporate................................................        775,982          923,313          975,058         998,982
Mortgage-backed..........................................        286,837          354,953          358,479         372,733
Other asset-backed.......................................        145,080          233,607          268,823         288,927
                                                           -------------    -------------    -------------   -------------
AVAILABLE-FOR-SALE DEBT SECURITIES.......................  $   1,287,409    $   1,592,228    $   1,709,586   $   1,764,376
                                                           =============    =============    =============   =============

UNREALIZED GAINS (LOSSES) FROM                                                    AS OF DECEMBER 31,
DEBT SECURITIES:                                           ---------------------------------------------------------------
($ IN THOUSANDS)                                                        2008                              2007
                                                           ------------------------------    -----------------------------
                                                               GAINS            LOSSES           GAINS           LOSSES
                                                           -------------    -------------    -------------   -------------
U.S. government and agency...............................  $       1,189    $      (2,170)   $       1,193   $       (303)
State and political subdivision..........................             --             (821)              11           (116)
Foreign government.......................................          1,206             (249)           2,732            (25)
Corporate................................................          2,632         (149,963)           8,774        (32,698)
Mortgage-backed..........................................          1,691          (69,807)           2,654        (16,908)
Other asset-backed.......................................            259          (88,786)             875        (20,979)
                                                           -------------    --------------   -------------   -------------
DEBT SECURITIES GAINS AND LOSSES.........................  $       6,977    $    (311,796)   $      16,239   $    (71,029)
                                                           =============    ==============   =============   =============
DEBT SECURITIES NET LOSSES...............................                   $    (304,819)                   $    (54,790)
                                                                            ==============                   =============

AGING OF TEMPORARILY IMPAIRED                                           AS OF DECEMBER 31, 2008
DEBT SECURITIES:                            --------------------------------------------------------------------------------
($ IN THOUSANDS)                               LESS THAN 12 MONTHS       GREATER THAN 12 MONTHS              TOTAL
                                            --------------------------  -------------------------  -------------------------
                                                FAIR       UNREALIZED       FAIR      UNREALIZED       FAIR      UNREALIZED
                                                VALUE        LOSSES        VALUE        LOSSES        VALUE        LOSSES
                                            ------------  ------------  -----------  ------------  -----------  ------------
DEBT SECURITIES
U.S. government and agency................  $      2,753  $       (84)  $     1,856  $    (2,086)  $     4,609  $    (2,170)
State and political subdivision...........         2,395         (137)        3,319         (684)        5,714         (821)
Foreign government........................        15,891         (248)          499           (1)       16,390         (249)
Corporate.................................       322,514      (37,561)      259,454     (112,402)      581,968     (149,963)
Mortgage-backed...........................        57,731      (14,981)      138,408      (54,826)      196,139      (69,807)
Other asset-backed........................        40,215      (16,623)       97,761      (72,163)      137,976      (88,786)
                                            ------------  ------------  -----------  ------------  -----------  ------------
TOTAL TEMPORARILY IMPAIRED SECURITIES.....  $    441,499  $   (69,634)  $   501,297  $  (242,162)  $   942,796  $  (311,796)
                                            ============  ============  ===========  ============  ===========  ============

BELOW INVESTMENT GRADE....................  $     48,201  $   (16,379)  $    55,610  $   (28,721)  $   103,811  $   (45,100)
                                            ============  ============  ===========  ============  ===========  ============
BELOW INVESTMENT GRADE AFTER OFFSETS
  FOR DEFERRED POLICY ACQUISITION COST
  ADJUSTMENT AND TAXES....................                $    (2,258)               $    (4,665)               $    (6,923)
                                                          ============               ============               ============
NUMBER OF SECURITIES......................                        332                        402                        734
                                                          ============               ============               ============

Unrealized losses of below investment grade debt securities with a fair value of less than 80% of the securities amortized cost totaled $39,705 thousand at December 31, 2008 ($5,942 thousand after offsets for taxes and deferred policy acquisition cost amortization), of which $943 thousand is greater than 20% and over 12 months.

These securities are considered to be temporarily impaired at December 31, 2008 as each of these securities has performed, and is expected to continue to perform, in accordance with their original contractual terms, and we have the ability and intent to hold these securities until they recover their value.

AGING OF TEMPORARILY IMPAIRED                                           AS OF DECEMBER 31, 2007
DEBT SECURITIES:                            --------------------------------------------------------------------------------
($ IN THOUSANDS)                               LESS THAN 12 MONTHS       GREATER THAN 12 MONTHS              TOTAL
                                            --------------------------  -------------------------  -------------------------
                                                FAIR       UNREALIZED       FAIR      UNREALIZED       FAIR      UNREALIZED
                                                VALUE        LOSSES        VALUE        LOSSES        VALUE        LOSSES
                                            ------------  ------------  -----------  ------------  -----------  ------------
DEBT SECURITIES
U.S. government and agency................  $         --  $         --  $    15,629  $      (303)  $    15,629  $      (303)
State and political subdivision...........            --            --       10,516         (116)       10,516         (116)
Foreign government........................            --            --        2,464          (25)        2,464          (25)
Corporate.................................       134,427       (9,598)      478,287      (23,100)      612,714      (32,698)
Mortgage-backed...........................       105,599       (9,822)      162,554       (7,086)      268,153      (16,908)
Other asset-backed........................       137,632      (15,661)       81,534       (5,318)      219,166      (20,979)
                                            ------------  ------------  -----------  ------------  -----------  ------------
TOTAL TEMPORARILY IMPAIRED SECURITIES.....  $    377,658  $   (35,081)  $   750,984  $   (35,948)  $ 1,128,642  $   (71,029)
                                            ============  ============  ===========  ============  ===========  ============

BELOW INVESTMENT GRADE....................  $     39,024  $    (1,797)  $    67,088  $    (7,484)  $   106,112  $    (9,281)
                                            ============  ============  ===========  ============  ===========  ============
BELOW INVESTMENT GRADE AFTER OFFSETS
  FOR DEFERRED POLICY ACQUISITION COST
  ADJUSTMENT AND TAXES....................                $      (292)               $    (1,306)               $    (1,598)
                                                          ============               ============               ============
NUMBER OF SECURITIES......................                        243                        411                        654
                                                          ============               ============               ============

Unrealized losses of below investment grade debt securities with a fair value of less than 80% of the security's amortized costs totaled $3,933 thousand at December 31, 2007, of which none have been in a significant loss position for greater than 12 months.

These securities are considered to be temporarily impaired at December 31, 2007 as each of these securities has performed, and is expected to continue to perform, in accordance with their original contractual terms, and we have the ability and intent to hold these securities until they recover their value.

UNREALIZED INVESTMENT GAINS (LOSSES)

SOURCES OF CHANGES IN NET UNREALIZED INVESTMENT GAINS (LOSSES):                         YEAR ENDED DECEMBER 31,
($ IN THOUSANDS)                                                            ------------------------------------------------
                                                                                 2008             2007            2006
                                                                            --------------   --------------   --------------
Debt securities..........................................................   $    (250,029)   $     (41,468)   $       2,956
Other investments........................................................            (345)              50               10
                                                                            --------------   --------------   --------------
NET UNREALIZED INVESTMENT GAINS (LOSSES).................................   $    (250,374)   $     (41,418)   $       2,966
                                                                            ==============   ==============   ==============

Net unrealized investment gains (losses).................................   $    (250,374)   $     (41,418)   $       2,966
                                                                            --------------   --------------   --------------
Applicable deferred policy acquisition costs (Note 4)....................        (193,545)         (27,425)           4,930
Applicable deferred income tax benefit...................................         (16,690)          (4,898)            (687)
                                                                            --------------   --------------   --------------
Offsets to net unrealized investment losses..............................        (210,235)         (32,323)           4,243
                                                                            --------------   --------------   --------------
NET UNREALIZED INVESTMENT LOSSES INCLUDED IN
  OTHER COMPREHENSIVE INCOME.............................................   $     (40,139)   $      (9,095)   $      (1,277)
                                                                            ==============   ==============   ==============

STATUTORY DEPOSITS

Pursuant to certain statutory requirements, as of December 31, 2008 and 2007, we had on deposit securities with a fair value of $7,774 thousand and $7,370 thousand, respectively, in insurance department special deposit accounts. We are not permitted to remove the securities from these accounts without approval of the regulatory authority.

NET INVESTMENT INCOME

SOURCES OF NET INVESTMENT INCOME:                                                       YEAR ENDED DECEMBER 31,
($ IN THOUSANDS)                                                            -----------------------------------------------
                                                                                 2008             2007            2006
                                                                            --------------   ---------------  --------------
Debt securities..........................................................   $      89,141    $      105,342   $     127,977
Other investments........................................................               2               162             148
Other income.............................................................             113               421              --
Policy loans.............................................................           1,677             1,472             581
Cash and cash equivalents................................................           2,018             4,395           3,089
                                                                            --------------   ---------------  --------------
Total investment income..................................................          92,951           111,792         131,795
Investment expenses......................................................          (1,988)           (2,185)         (2,470)
                                                                            --------------   ---------------  --------------
NET INVESTMENT INCOME....................................................   $      90,963    $      109,607   $     129,325
                                                                            ==============   ===============  ==============

NET REALIZED INVESTMENT GAINS (LOSSES)
TYPES OF REALIZED INVESTMENT GAINS (LOSSES):                                            YEAR ENDED DECEMBER 31,
($ IN THOUSANDS                                                             -----------------------------------------------
                                                                                 2008             2007            2006
                                                                            --------------   ---------------  --------------
DEBT SECURITY IMPAIRMENTS................................................   $     (52,057)   $       (3,287)  $        (411)
                                                                            --------------   ---------------  --------------
Debt security transaction gains..........................................           1,550             1,465           2,955
Debt security transaction losses.........................................          (2,952)           (2,827)         (7,253)
Other investment transaction gains (losses)..............................             (85)              (51)            526
                                                                            --------------   ---------------  --------------
NET TRANSACTION LOSSES...................................................          (1,487)           (1,413)         (3,772)
                                                                            --------------   ---------------  --------------
REALIZED GAINS (LOSSES) ON DERIVATIVE ASSETS AND LIABILITIES.............        (118,511)           (2,343)          1,723
                                                                            --------------   ---------------  --------------
NET REALIZED INVESTMENT LOSSES...........................................   $    (172,055)   $       (7,043)  $      (2,460)
                                                                            ==============   ===============  ==============

INVESTING CASH FLOWS

INVESTMENT PURCHASES, SALES, REPAYMENTS AND MATURITIES:                                  YEAR ENDED DECEMBER 31,
($ IN THOUSANDS)                                                            ------------------------------------------------
                                                                                 2008             2007             2006
                                                                            --------------   ---------------  --------------
Debt security purchases..................................................   $  (1,339,880)   $     (883,282)  $    (999,542)
Other investment purchases...............................................        (103,028)             (350)         (1,060)
Policy loan advances, net................................................         (12,098)           (7,277)         (7,371)
                                                                            --------------   ---------------  --------------
INVESTMENT PURCHASES.....................................................   $  (1,455,006)   $     (890,909)  $  (1,007,973)
                                                                            ==============   ===============  ==============

Debt securities sales....................................................   $   1,196,688    $      816,170   $   1,178,127
Debt securities maturities and repayments................................         268,509           390,297         549,483
Other investment sales...................................................          36,142             1,521             750
                                                                            --------------   ---------------  --------------
INVESTMENT SALES, REPAYMENTS AND MATURITIES..............................   $   1,501,339    $    1,207,988   $   1,728,360
                                                                            ==============   ===============  ==============

The maturities of debt securities, by contractual sinking fund payment and maturity are summarized in the following table. Actual maturities may differ from contractual maturities as certain borrowers have the right to call or prepay obligations with or without call or prepayment penalties, and we may have the right to put or sell the obligations back to the issuers.

MATURITIES OF DEBT SECURITIES:                                                                  AS OF DECEMBER 31, 2008
($ IN THOUSANDS)                                                                             ------------------------------
                                                                                                  COST         FAIR VALUE
                                                                                             --------------   -------------
Due in one year or less...................................................................   $      209,796   $     207,422
Due after one year through five years.....................................................          361,007         318,870
Due after five years through ten years....................................................          363,159         281,186
Due after ten years.......................................................................          658,266         479,931
                                                                                             --------------   -------------
TOTAL.....................................................................................   $    1,592,228   $   1,287,409
                                                                                             ==============   =============

7.   SEPARATE ACCOUNTS, DEATH BENEFITS AND OTHER INSURANCE BENEFIT FEATURES

Separate account products are those for which a separate investment and liability account is maintained on behalf of the policyholder. Investment objectives for these separate accounts vary by fund account type, as outlined in the applicable fund prospectus or separate account plan of operations. Our separate account products include variable annuities and variable life insurance contracts. The assets supporting these contracts are carried at fair value and reported as Separate account assets with an equivalent amount reported as Separate account liabilities. Amounts assessed against the policyholder for mortality, administration, and other services are included within revenue in Insurance and investment product fees. In 2008 and 2007 there were no gains or losses on transfers of assets from the general account to a separate account.

Many of our variable contracts offer various guaranteed minimum death, accumulation, withdrawal and income benefits. These benefits are offered in various forms as described below. We currently reinsure a significant portion of the death benefit guarantees associated with our in-force block of business. We establish policy benefit liabilities for minimum death and income benefit guarantees relating to certain annuity policies as follows:

o Liabilities associated with the guaranteed minimum death benefit ("GMDB") are determined by estimating the expected value of death benefits in excess of the projected account balance and recognizing the excess ratably over the accumulation period based on total expected assessments. The assumptions used for calculating the liabilities are generally consistent with those used for amortizing deferred policy acquisition costs.
o Liabilities associated with the guaranteed minimum income benefit ("GMIB") are determined by estimating the expected value of the income benefits in excess of the projected account balance at the date of annuitization and recognizing the excess ratably over the accumulation period based on total expected assessments. The assumptions used for calculating such guaranteed income benefit liabilities are generally consistent with those used for amortizing deferred policy acquisition costs.

For annuities with GMDB and GMIB, 200 stochastically generated scenarios were used.

SEPARATE ACCOUNT INVESTMENTS OF ACCOUNT BALANCES OF CONTRACTS WITH GUARANTEES:                      AS OF DECEMBER 31,
($ IN THOUSANDS)                                                                               ----------------------------
                                                                                                   2008           2007
                                                                                               ------------   -------------
Debt securities.............................................................................   $    460,610   $    494,660
Equity funds................................................................................      1,459,448      2,213,164
Other.......................................................................................        108,383         80,657
                                                                                               -------------  -------------
TOTAL.......................................................................................   $  2,028,441   $  2,788,481
                                                                                               =============  =============

CHANGES IN GUARANTEED LIABILITY BALANCES:                                                               YEAR ENDED
($ IN THOUSANDS)                                                                                    DECEMBER 31, 2008
                                                                                               ---------------------------
                                                                                                  ANNUITY        ANNUITY
                                                                                                  GMDB(1)         GMIB
                                                                                               ------------   ------------
Liability balance as of January 1, 2008.....................................................   $      3,109   $      5,706
Incurred....................................................................................         10,281         15,659
Paid........................................................................................         (3,809)            --
                                                                                               -------------  ------------
LIABILITY BALANCE AS OF DECEMBER 31, 2008...................................................   $      9,581   $     21,365
                                                                                               =============  ============

CHANGES IN GUARANTEED LIABILITY BALANCES:                                                               YEAR ENDED
($ IN THOUSANDS)                                                                                    DECEMBER 31, 2007
                                                                                               ----------------------------
                                                                                                  ANNUITY        ANNUITY
                                                                                                  GMDB(1)         GMIB
                                                                                               ------------   -------------
Liability balance as of January 1, 2007.....................................................   $     26,979   $      3,568
Incurred....................................................................................        (21,813)         2,137
Paid........................................................................................         (2,057)            --
                                                                                               -------------  -------------
LIABILITY BALANCE AS OF DECEMBER 31, 2007...................................................   $      3,109   $      5,705
                                                                                               =============  =============

--------------
(1) The reinsurance recoverable asset related to the GMDB was $0 thousand and $1,335 thousand as of December 31, 2008 and 2007, respectively.

7. SEPARATE ACCOUNTS, DEATH BENEFITS AND OTHER INSURANCE BENEFIT FEATURES (CONTINUED)

The GMDB and GMIB guarantees are recorded in policy liabilities and accruals on our balance sheet. Changes in the liability are recorded in policy benefits on our statement of operations. In a manner consistent with our policy for deferred policy acquisition costs, we regularly evaluate estimates used and adjust the additional liability balances, with a related charge or credit to benefit expense if actual experience or other evidence suggests that earlier assumptions should be revised.

We also offer certain variable products with a guaranteed minimum withdrawal benefit ("GMWB"), a guaranteed minimum accumulation benefit ("GMAB") and a guaranteed pay-out annuity floor ("GPAF").

The GMWB guarantees the policyholder a minimum amount of withdrawals and benefit payments over time, regardless of the investment performance of the contract, subject to an annual limit. Optional resets are available. In addition, these contracts have a feature that allows the policyholder to receive the guaranteed annual withdrawal amount for as long as they are alive.

The GMAB rider provides the contract holder with a minimum accumulation of their purchase payments deposited within a specific time period, adjusted for withdrawals, after a specified amount of time determined at the time of issuance of the variable annuity contract.

The GPAF rider provides the policyholder with a minimum payment amount if the variable annuity payment falls below this amount on the payment calculation date.

The Combination rider includes the GMAB and GMWB riders as well as the GMDB rider at the policyholder's option.

The GMWB, GMAB and GPAF represent embedded derivatives in the variable annuity contracts that are required to be reported separately from the host variable annuity contract. They are carried at fair value and reported in policyholder deposit funds. The fair value of the GMWB, GMAB and GPAF obligation is calculated based on actuarial and capital market assumptions related to the projected cash flows, including benefits and related contract charges, over the lives of the contracts, incorporating expectations concerning policyholder behavior. As markets change, mature and evolve and actual policyholder behavior emerges, management continually evaluates the appropriateness of its assumptions.

In order to minimize the volatility associated with the GMWB and GMAB liabilities, we previously entered into a contract with Phoenix Life whereby we cede 100% of any claims for these guarantees. However, as of December 31, 2008, we recaptured the GMAB for policies issued up to December 31, 2008 and the GMWB for policies issued up to December 31, 2007. The contract remains in place for future issues. Because this contract does not transfer sufficient risk to be accounted for as reinsurance, we use deposit accounting for the contract. As of December 31, 2008 and 2007, the embedded derivative liabilities for GMWB, GMAB, and GPAF are listed in the table below. There were no benefit payments made for GMWB or GMAB during 2008 or 2007. For GPAF, there were $322 thousand benefit payments made for 2008 and an immaterial amount paid for 2007. See Note 11 to these financial statements for more information.

In order to minimize the volatility associated with the unreinsured liabilities, we have established an alternative risk management strategy. As of recapture, we have begun to hedge the GMAB and GMWB exposure using equity options, equity futures, swaps and swaptions. These investments are included in other investments on our balance sheet.

EMBEDDED DERIVATIVE LIABILITIES:                              DECEMBER 31,
($ IN THOUSANDS)                                      ---------------------------
                                                          2008           2007
                                                      ------------   ------------
GMWB................................................. $     63,663   $    (1,512)
GMAB.................................................       52,768         1,814
GPAF.................................................        1,597         1,373
                                                      ------------   ------------
TOTAL EMBEDDED DERIVATIVES........................... $    118,028   $     1,675
                                                      ============   ============

7. SEPARATE ACCOUNTS, DEATH BENEFITS AND OTHER INSURANCE BENEFIT FEATURES (CONTINUED)

For those guarantees of benefits that are payable in the event of death, the net amount at risk is generally defined as the current guaranteed minimum death benefit in excess of the current account balance at the balance sheet date. For guarantees of benefits that are payable upon annuitization, the net amount at risk is generally defined as the present value of the minimum guaranteed annuity payments available to the policyholder determined in accordance with the terms of the contract in excess of the current account balance. For guarantees of accumulation balances, the net amount at risk is generally defined as the guaranteed minimum accumulation balance minus the current account balance.

ADDITIONAL INSURANCE BENEFITS:                                                              NET AMOUNT          AVERAGE
($ IN THOUSANDS)                                                            ACCOUNT       AT RISK AFTER      ATTAINED AGE
                                                                             VALUE         REINSURANCE       OF ANNUITANT
                                                                        --------------  ----------------    --------------
GMDB return of premium................................................  $    1,022,891   $       175,465           60
GMDB step up..........................................................       1,334,746           476,867           60
GMDB earnings enhancement benefit ("EEB").............................          49,978             7,291           60
GMDB greater of annual step up and roll up............................          28,080            15,165           63
                                                                        --------------   ---------------
TOTAL GMDB AT DECEMBER 31, 2008.......................................  $    2,435,695   $       674,788
                                                                        ==============   ===============

Combination...........................................................  $        5,105                             59
GMAB..................................................................         326,719                             55
GMIB..................................................................         449,877                             60
GMWB..................................................................         391,077                             60
GPAF..................................................................          15,071                             75
                                                                        --------------
TOTAL AT DECEMBER 31, 2008............................................  $    1,187,849
                                                                        ==============

With the return of premium, the death benefit is the greater of current account value or premiums paid (less any adjusted partial withdrawals).

With the step up, the death benefit is the greater of current account value, premiums paid (less any adjusted partial withdrawals) or the annual step up amount prior of the eldest original owner attaining a certain age. On and after the eldest original owner attains that age, the death benefit is the greater of current account value or the death benefit at the end of the contract year prior to the eldest original owner's attaining that age plus premium payments (less any adjusted partial withdrawals) made since that date.

With EEB, the death benefit is the greater of the premiums paid (less any adjusted partial withdrawals) or the current account value plus the EEB. The EEB is an additional amount designed to reduce the impact of taxes associated with distributing contract gains upon death.

With greater of annual step up and annual roll up, the death benefit is the greater of premium payments (less any adjusted partial withdrawals), the annual step up amount, the annual roll up amount or the current account value prior to the eldest original owner attaining age 81. On and after the eldest original owner attained age 81, the death benefit is the greater of current account value or the death benefit at the end of the contract year prior to the eldest original owner's attained age of 81 plus premium payments (less any adjusted partial withdrawals) made since that date.

Liabilities for universal life are generally determined by estimating the expected value of losses when death benefits exceed revenues and recognizing those benefits ratably over the accumulation period based on total expected assessments. The assumptions used in estimating these liabilities are consistent with those used for amortizing deferred policy acquisition costs. A single set of best estimate assumptions is used since these insurance benefits do not vary significantly with capital markets volatility. At December 31, 2008 and 2007, we held additional universal life benefit reserves of $56,051 thousand and $25,930 thousand, respectively.

8.   DERIVATIVE INSTRUMENTS

DERIVATIVE INSTRUMENTS

We maintain an overall interest rate risk-management strategy that primarily incorporates the use of interest rate swaps as hedges of our exposure to changes in interest rates. Our exposure to changes in interest rates primarily results from our commitments to fund interest-sensitive insurance liabilities, as well as from our significant holdings of fixed rate financial instruments.

We had no after-tax gains for the years ended December 31, 2008 and 2007 and recognized an after-tax gain of $1,241 thousand for the year ended December 31, 2006 (reported as other comprehensive income in Statement of Income, Comprehensive Income and Changes in Stockholder's Equity), which represented the change in fair value of interest rate forward swaps which had been designated as cash flow hedges of the forecasted purchase of assets. For changes in the fair value of derivatives that are designated as cash flow hedges of a forecasted transaction, we recognize the change in fair value of the derivative in other comprehensive income. Amounts related to cash flow hedges that are accumulated in other comprehensive income are reclassified into earnings in the same period or periods during which the hedged forecasted transaction (the acquired asset) affects earnings. For the years 2008 and 2007, we had no reclassified after-tax gains and for the year 2006 we reclassified an after-tax gain of $1,241 thousand into earnings related to these derivatives.

We use derivatives to manage certain risks in our general account portfolio as well as our insurance liabilities. Our derivatives generally do not qualify for hedge accounting treatment and are stated at fair value (market value) with changes in valuation reported in net realized capital gains/losses.

DERIVATIVE INSTRUMENTS HELD IN GENERAL ACCOUNT:                                                     AS OF DECEMBER 31,
($ IN THOUSANDS)                                                                               ---------------------------
                                                                                                           2008
                                                                                               ---------------------------
                                                                    NOTIONAL
                                                                     AMOUNT        MATURITY        ASSET        LIABILITY
                                                                  ------------   ------------  ------------    -----------
INTEREST RATE SWAPS                                               $    100,000       2018       $    15,839    $        --
SWAPTIONS                                                              190,000       2009            10,928             --
PUT OPTIONS                                                            175,000       2018            56,265             --
FUTURES CONTRACTS                                                      129,019       2009            18,551             --
                                                                  ------------                 ------------    -----------
TOTAL GENERAL ACCOUNT DERIVATIVE INSTRUMENT POSITIONS             $    594,019                 $    101,583    $        --
                                                                  ============                 ============    ===========

We held no derivative assets at December 31, 2007. See Note 7 to these financial statements for more information on our embedded derivatives related to our variable annuity guarantees.

INTEREST RATE SWAPS

We maintain an overall interest rate risk-management strategy that primarily incorporates the use of interest rate swaps as hedges of our exposure to changes in interest rates. Our exposure to changes in interest rates primarily results from our commitments to fund interest-sensitive insurance liabilities, as well as from our significant holdings of fixed rate financial instruments. We use interest rate swaps that effectively convert variable rate cash flows to fixed cash flows in order to hedge the interest rate risks associated with guaranteed minimum living benefit (GMAB/GMWB) rider liabilities.

INTEREST RATE OPTIONS

We use interest rate options, such as swaptions, to hedge against market risks to assets or liabilities from substantial changes in interest rates. An interest rate swaption gives us the right but not the obligation to enter into an underlying swap. Swaptions are options on interest rate swaps. All of our swaption contracts are receiver swaptions, which give us the right to enter into a swap where we will receive the agreed-upon fixed rate and pay the floating rate. If the market conditions are favorable and the swap is needed to continue hedging our inforce liability business, we will exercise the swaption and enter into a fixed rate swap. If a swaption contract is not exercised by its option maturity date, it expires with no value.

EXCHANGE TRADED FUTURE CONTRACTS

We use equity index futures to hedge the market risks from changes in the value of equity indices, such as S&P 500, associated with guaranteed minimum living benefit (GMAB/GMWB) rider liabilities. Positions are short-dated, exchange-traded futures with maturities of three months.

EQUITY INDEX OPTIONS

The Company uses the following derivative contracts to hedge against market risks from changes in volatility, interest rates and equity indices associated with our Life and Annuity products:

     o Equity index options, such as S&P 500 puts for the variable annuity guaranteed minimum living benefit (GMAB/GMWB) rider liabilities;

     o Equity index options, such as S&P 500 European calls for the Equity Index Universal Life (EIUL); and

     o Equity index options, such as S&P European, Asian and Binary calls for the Equity Index Annuity (EIA).

An equity index put option affords the Company the right to sell a specified equity index at the established price determined at the time the instrument was purchased. The Company may use short-dated options, which are traded on exchanges or use long-dated over-the-counter options, which require entering into an agreement with another party (referred to as the counterparty).

An equity index call option affords the Company the right to buy a specified equity index at the established price determined at the time the instrument was purchased. The Company used exact-dated options, which are traded over-the-counter with another party (referred to as the counterparty) to closely replicate the option payoff profile embedded in EIA and EIUL liabilities.


9.   FAIR VALUE OF FINANCIAL INSTRUMENTS

SFAS No. 157 ("SFAS 157") defines fair value, establishes a framework for measuring fair value, establishes a fair value hierarchy based on the quality of inputs used to measure fair value and enhances disclosure requirements for fair value measurements. Fair value is defined as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date.

SFAS 157 establishes a three-level valuation hierarchy for disclosure of fair value measurements. The valuation hierarchy is based upon the transparency of inputs to the valuation of an asset or liability as of the measurement date. The three levels, from highest to lowest, are defined as follows:

     o Level 1 - inputs to the valuation methodology are quoted prices (unadjusted) for identical assets or liabilities in active markets. Level 1 securities include highly liquid government bonds, mortgage products, exchange-traded equities and exchange-traded corporate debt.

     o Level 2 - inputs to the valuation methodology include quoted prices for similar assets and liabilities in active markets, and inputs that are observable for the asset or liability, either directly or indirectly, for substantially the full term of the financial instrument. Examples of such instruments include certain high-yield debt securities.

     o Level 3 - inputs to the valuation methodology are unobservable and significant to the fair value measurement. Securities classified within Level 3 include broker quoted investments, certain residual interests in securitizations and other less liquid securities. Most valuations that are based on brokers' prices are classified as Level 3 due to a lack of transparency in the process they use to develop prices.

A financial instrument's categorization within the valuation hierarchy is based upon the lowest level of input that is significant to the fair value measurement.

CARRYING AMOUNTS AND ESTIMATED FAIR VALUES                                        AS OF DECEMBER 31,
OF FINANCIAL INSTRUMENTS:                                  ---------------------------------------------------------------
($ IN THOUSANDS)                                                        2008                              2007
                                                           ------------------------------    -----------------------------
                                                              CARRYING           FAIR           CARRYING          FAIR
                                                               VALUE            VALUE            VALUE           VALUE
                                                           -------------    -------------    -------------   -------------
Cash and cash equivalents................................  $     152,185    $     152,185    $     108,200   $     108,200
Debt securities..........................................      1,287,409        1,287,409        1,709,586       1,709,586
Policy loans.............................................         34,917           34,917           22,819          22,819
                                                           -------------    -------------    -------------   -------------
FINANCIAL ASSETS.........................................  $   1,474,511    $   1,474,511    $   1,840,605   $   1,840,605
                                                           =============    =============    =============   =============

Investment contracts.....................................  $     969,270    $     986,908    $   1,134,635   $   1,139,325
                                                           -------------    -------------    -------------   -------------
FINANCIAL LIABILITIES....................................  $     969,270    $     986,908    $   1,134,635   $   1,139,325
                                                           =============    =============    =============   =============

The following table presents the financial instruments carried at fair value as of December 31, 2008, by SFAS 157 valuation hierarchy (as described above).

ASSETS AND LIABILITIES AT FAIR VALUE:                                             AS OF DECEMBER 31, 2008
($ IN THOUSANDS)                                           --------------------------------------------------------------
                                                              LEVEL 1          LEVEL 2          LEVEL 3          TOTAL
                                                           -------------    -------------    -------------   ------------
ASSETS
Available-for-sale debt securities.......................  $       8,459    $   1,127,679    $     151,271   $  1,287,409
Derivative assets........................................             --          101,583               --        101,583
Separate account assets..................................      2,360,656           87,884              601      2,449,141
Fair value option investments............................             --            4,091               --          4,091
                                                           -------------    -------------    -------------   ------------
TOTAL ASSETS.............................................  $   2,369,115    $   1,321,237    $     151,872   $  3,842,224
                                                           =============    =============    =============   ============
LIABILITIES
Embedded derivative liabilities..........................  $          --    $          --    $     118,028   $    118,028
                                                           -------------    -------------    -------------   ------------
TOTAL LIABILITIES........................................  $          --    $          --    $     118,028   $    118,028
                                                           =============    =============    =============   ============

Fair value option investments include a structured loan asset valued at $4,091 thousand as of December 31, 2008. We elected to apply the fair value option to this note at the time of its acquisition. We purchased the note to obtain principal protection without sacrificing earnings potential. Election of the fair value option allows current earnings recognition and is more consistent with management's view of the security's underlying economics.

We have an established process for determining fair values. Fair value is based upon quoted market prices, where available. If listed prices or quotes are not available, fair value is based upon internally developed models that use primarily market-based or independently-sourced market parameters, including interest rate yield curves, option volatilities and currency rates. Valuation adjustments may be made to ensure that financial instruments are recorded at fair value. These adjustments include amounts to reflect counterparty credit quality, our own creditworthiness, liquidity and unobservable parameters that are applied consistently over time. The majority of the valuations of Level 3 assets were internally calculated or obtained from independent third-party broker quotes.

FAIR VALUE OF INVESTMENT CONTRACTS

We determine the fair value of deferred annuities with an interest guarantee of one year or less at the amount of the policy reserve. In determining the fair value of deferred annuities with interest guarantees greater than one year, we use a discount rate equal to the appropriate U.S. Treasury rate plus 100 basis points to determine the present value of the projected account value of the policy at the end of the current guarantee period.

SEPARATE ACCOUNTS

Separate account assets are primarily invested in mutual funds but also have investments in fixed maturity and equity securities. The separate account investments are valued in the same manner, and using the same pricing sources and inputs, as the fixed maturity, equity security and short-term investments of the Company. Mutual funds are included in Level 1. Most debt securities and short-term investments are included in Level 2.

VALUATION OF EMBEDDED DERIVATIVES

Embedded derivatives are guarantees that we make on certain variable annuity contracts, including GMAB and GMWB. These embedded derivatives are fair valued using a risk neutral stochastic valuation methodology. The inputs to our fair value methodology include information derived from the asset derivatives market, including the volatility surface and the swap curve. Several additional inputs are not obtained from independent sources, but instead reflect our own assumptions about what market participants would use in pricing the contracts. These inputs are therefore considered "unobservable" and fall into Level 3 of the fair value hierarchy. These inputs include mortality rates, lapse rates and policyholder behavior assumptions. Because there are significant Level 3 inputs included in our fair value methodology for these embedded derivative liabilities, we consider the above-described methodology as a whole to be Level 3.

SFAS 157 requires a credit standing adjustment. The credit standing adjustment reflects the adjustment that market participants would make to reflect the risk that guaranteed benefit obligations may not be fulfilled ("nonperformance risk"). SFAS 157 explicitly requires nonperformance risk to be reflected in fair value. The Company calculates the credit standing adjustment by applying an average credit spread for companies similar to Phoenix when discounting the rider cash flows for calculation of the liability. This average credit spread is recalculated every quarter and so the fair value will change with the passage of time even in the absence of any other changes that affect the valuation.

LEVEL 3 FINANCIAL ASSETS AND LIABILITIES

The following table sets forth a summary of changes in the fair value of our Level 3 financial assets and liabilities. As required by SFAS 157, financial assets and liabilities are classified in their entirety based on the lowest level of input that is significant to the fair value measurement. For example, a hypothetical derivative contract with Level 1, Level 2 and significant Level 3 inputs would be classified as a Level 3 financial instrument in its entirety. Subsequently, even if only Level 1 and Level 2 inputs are adjusted, the resulting gain or loss is classified as Level 3. Further, Level 3 instruments are frequently hedged with instruments that are classified as Level 1 or Level 2 and, accordingly, gains or losses reported as Level 3 in the table below may be offset by gains or losses attributable to instruments classified in Level 1 or 2 of the fair value hierarchy.

LEVEL 3 FINANCIAL ASSETS AND LIABILITIES:                                                        YEAR ENDED DECEMBER 31,
($ IN THOUSANDS)                                                                                           2008
                                                                                               -----------------------------
                                                                                                  ASSETS       LIABILITIES
                                                                                               ------------   --------------
Balance, beginning of year..................................................................   $    267,185   $      (1,675)
Purchases/(sales), net......................................................................        (17,555)             --
Net transfers in and out of Level 3.........................................................        (13,973)             --
Realized gains (losses).....................................................................        (19,911)       (116,353)
Unrealized gains (losses) included in other comprehensive income (loss).....................        (63,942)             --
Amortization/accretion......................................................................             68              --
                                                                                               -------------  --------------
BALANCE, END OF YEAR........................................................................   $    151,872   $    (118,028)
                                                                                               ============   ==============
PORTION OF GAIN (LOSS) INCLUDED IN NET INCOME RELATING TO THOSE ASSETS/LIABILITIES STILL HELD  $    (34,655)  $    (116,353)
                                                                                               ============   ==============


10.  INCOME TAXES

ALLOCATION OF INCOME TAXES:                                                              YEAR ENDED DECEMBER 31,
($ IN THOUSANDS)                                                            -------------------------------------------------
                                                                                 2008             2007              2006
                                                                            -------------    --------------    --------------
Income tax expense (benefit) attributable to:
  Current................................................................   $      (1,831)   $     (44,715)    $     (21,403)
  Deferred...............................................................         (85,666)          45,837            22,473
                                                                            --------------   --------------    --------------
INCOME TAXES APPLICABLE TO NET INCOME (LOSS).............................         (87,497)           1,122             1,070
Other comprehensive loss.................................................         (16,690)          (4,898)           (1,121)
                                                                            --------------   --------------    --------------
INCOME TAXES APPLICABLE TO COMPREHENSIVE LOSS............................   $    (104,187)   $      (3,776)    $         (51)
                                                                            ==============   ==============    ==============
INCOME TAXES RECOVERED...................................................   $     (13,262)   $     (30,557)    $     (24,094)
                                                                            ==============   ==============    ==============

EFFECTIVE INCOME TAX RATE:                                                              YEAR ENDED DECEMBER 31,
($ IN THOUSANDS)                                                            -------------------------------------------------
                                                                                 2008             2007             2006
                                                                            -------------    --------------    --------------
Income before income taxes...............................................   $    (282,691)   $       12,427    $       7,538
                                                                            -------------    --------------    --------------
Income taxes at statutory rate of 35.0%..................................         (98,942)            4,350            2,638
Dividend received deduction..............................................          (2,584)           (1,803)          (1,572)
FIN 48 increase (decrease)...............................................           1,242              (975)              --
Tax interest.............................................................              (2)                1                1
Valuation allowance increase.............................................          12,800                --               --
Other, net...............................................................             (11)             (451)               3
                                                                            --------------   --------------    --------------
APPLICABLE INCOME TAXES (BENEFIT)........................................   $     (87,497)   $        1,122    $       1,070
                                                                            ==============   ==============    ==============
Effective income tax rates...............................................        31.0%            9.0%             14.2%
                                                                            ==============   ==============    ==============
DEFERRED INCOME TAX BALANCES ATTRIBUTABLE TO TEMPORARY DIFFERENCES:                                AS OF DECEMBER 31,
($ IN THOUSANDS)                                                                             --------------------------------
                                                                                                  2008            2007
                                                                                             --------------    --------------
DEFERRED INCOME TAX ASSETS:
Future policyholder benefits..............................................................   $      156,424    $     145,582
Unearned premiums / deferred revenues.....................................................           28,603           15,164
Investments...............................................................................           37,595            5,948
Net operating loss carryover benefits.....................................................            1,491               --
Valuation allowance.......................................................................          (16,000)              --
                                                                                             --------------    --------------
GROSS DEFERRED INCOME TAX ASSETS..........................................................          208,113          166,694
                                                                                             ---------------   --------------

DEFERRED INCOME TAX LIABILITIES:
Deferred policy acquisition costs.........................................................          237,947          296,687
Other.....................................................................................            3,457            5,655
                                                                                             --------------    --------------
GROSS DEFERRED INCOME TAX LIABILITIES.....................................................          241,404          302,342
                                                                                             --------------    --------------
DEFERRED INCOME TAX LIABILITY.............................................................   $       33,291   $      135,648
                                                                                             ==============   ===============

We are included in the consolidated federal income tax return filed by PNX and are party to a tax sharing agreement by and among PNX and its subsidiaries. In accordance with this agreement, federal income taxes are allocated as if they had been calculated on a separate company basis, except that benefits for any net operating losses or other tax credits used to offset a tax liability of the consolidated group will be provided to the extent such loss or credit is utilized in the consolidated federal tax return.

Within the consolidated tax return, we are required by regulations of the Internal Revenue Service ("IRS") to segregate the entities into two groups: life insurance companies and non-life insurance companies. We are limited as to the amount of any operating losses from the non-life group that can be offset against taxable income of the life group. These limitations may affect the amount of any operating loss carryovers that we have now or in the future.

Significant management judgment is required in determining the provision for income taxes and, in particular, any valuation allowance recorded against our deferred tax assets. We carried a valuation allowance of $16,000 thousand on $224,113 thousand of deferred tax assets at December 31, 2008, due to uncertainties related to our ability to utilize some of the deferred tax assets that are expected to reverse as capital losses. The amount of the valuation allowance has been determined based on our estimates of taxable income over the periods in which the deferred tax assets will be recoverable.

We concluded that a valuation allowance on the remaining $208,113 thousand of deferred tax assets at December 31, 2008, was not required. Our methodology for determining the realizability of deferred tax assets involves estimates of future taxable income from our operations and consideration of available tax planning strategies and actions that could be implemented, if necessary. These estimates are projected through the life of the related deferred tax assets based on assumptions that we believe to be reasonable and consistent with current operating results. Changes in future operating results not currently forecasted may have a significant impact on the realization of deferred tax assets. In concluding that a valuation allowance was not required on the remaining deferred tax assets, we considered the more likely than not criteria pursuant to SFAS 109.

As of December 31, 2008, we had $1,491 thousand related to federal net operating losses which are scheduled to expire in 2028.

As of December 31, 2008, we had current taxes payable of $1,247 thousand.

We adopted the provisions of FASB Interpretation No. 48, ACCOUNTING FOR UNCERTAINTY IN INCOME TAXES ("FIN 48") on January 1, 2007. As a result of the implementation of FIN 48, we recognized a decrease in reserves for uncertain tax benefits through a cumulative effect adjustment of approximately $1,000 thousand, which was accounted for as a reduction to the January 1, 2007 balance of retained earnings. Including the cumulative effect adjustment, we had approximately $1,840 thousand of total gross unrecognized tax benefits as of January 1, 2007.

A reconciliation of the beginning and ending amount of unrecognized tax benefits is as follows:

RECONCILIATION OF THE BEGINNING AND ENDING AMOUNT OF UNRECOGNIZED TAX BENEFITS:                    2008            2007
($ IN THOUSANDS)                                                                               ------------    ------------
Balance, beginning of year..................................................................   $        525    $      1,840
Additions (reductions) for tax positions of prior years.....................................          1,242           (975)
Settlements with taxing authorities.........................................................         (1,715)           (340)
                                                                                               -------------   -------------
BALANCE, END OF YEAR........................................................................   $         52    $        525
                                                                                               =============   =============

The amount of unrecognized tax benefits at December 31, 2008 that would, if recognized, impact the annual effective tax rate upon recognition was $52 thousand.

Based upon the timing and status of our current examinations by taxing authorities, we do not believe that it is reasonably possible that any changes to the balance of unrecognized tax benefits occurring in the next 12 months will result in a significant change to the results of operations, financial condition or liquidity. In addition, we do not anticipate that there will be additional payments made or refunds received within the next 12 months with respect to the years under audit. We do not anticipate any increases to the unrecognized tax benefits that would have a material impact on the financial position of the company.

Our federal income tax returns are routinely audited by the IRS. During 2008, the IRS completed its examination of the 2004 and 2005 federal income tax returns. There is one issue, in the 2004 tax year, within the life insurance company tax group, which will proceed to the appeals level. The timing for resolution of this matter remains uncertain due to the nature of the appeals process. We do not believe that the appeals outcome will result in a material change in our financial position. Examinations have not commenced for tax years 2006 through 2007. We do not believe that the examination will result in a material change in our financial position. We are not currently under audit with any state taxing authorities.

We recognize interest and penalties related to amounts accrued on uncertain tax positions and amounts paid or refunded from federal and state income tax authorities in tax expense. The interest and penalties recorded during the twelve month periods ending December 31, 2008 and 2007 were not material. We did not have an accrual for the payment of interest and penalties as of December 31, 2008.


11.  RELATED PARTY TRANSACTIONS

CAPITAL CONTRIBUTIONS

During the year ended December 31, 2008, we received $169,934 thousand in capital contributions from Phoenix Life, of which $83,785 thousand was in cash and $86,149 was in securities.

RELATED PARTY TRANSACTIONS

The amounts included in the following discussion are gross expenses, before deferrals for policy acquisition costs.

Phoenix Life provides services and facilities to us and is reimbursed through a cost allocation process. The expenses allocated to us were $221,925 thousand, $270,394 thousand and $203,521 thousand for the years ended December 31, 2008, 2007 and 2006, respectively. Amounts payable to Phoenix Life were $2,662 thousand and $27,263 thousand as of December 31, 2008 and 2007, respectively.

We have a contract with Phoenix Life whereby we cede to Phoenix Life certain of the liabilities related to guarantees on our annuity products. Because this contract does not transfer sufficient risk to qualify for reinsurance accounting, we account for ceded liabilities as a deposit asset. The asset on deposit with Phoenix Life was $2,150 thousand and $3,051 thousand at December 31, 2008 and 2007, respectively. This amount is included in our balance sheet in other general account assets. At December 31, 2008, the amount due from Phoenix Life under this contract was $4,808 thousand. At December 31, 2007, the amount due to Phoenix Life under this contract was $336 thousand.

Goodwin Capital Advisers, Inc. ("Goodwin"), an indirect wholly-owned subsidiary of PNX, provides investment advisory services to us for a fee. Investment advisory fees incurred by us for management of general account assets under this arrangement were $1,982 thousand, $2,172 thousand and $2,439 thousand for the years ended December 31, 2008, 2007 and 2006, respectively. Amounts payable to Goodwin were $1 thousand and $15 thousand, as of December 31, 2008 and 2007, respectively.

Effective August 2007, Phoenix Variable Advisors, Inc ("PVA"), an indirect wholly-owned subsidiary of Phoenix Life, became the investment advisor for the variable product separate accounts. They receive variable product separate account fees on our behalf and forward them to us, net of sub-advisory fees they paid. Amounts receivable from PVA for those fees were $170 thousand and $276 thousand as of December 31, 2008 and 2007, respectively.

Effective in 2009, Phoenix Equity Planning Corporation ("PEPCO"), an indirect wholly-owned subsidiary of PNX, is the principal underwriter of our annuity contracts. Outside broker-dealers are licensed to sell our annuity contracts as well. Prior to December 31, 2008, a subsidiary of Virtus Investment Partners, Inc., a former affiliate, served as the principal underwriter of our annuity contracts. We incurred commissions for contracts underwritten by the former affiliate of $47,810 thousand, $48,331 thousand and $38,062 thousand for the years ended December 31, 2008, 2007 and 2006, respectively.

Phoenix Life pays commissions to producers who sell our non-registered life and annuity products. Commissions paid by Phoenix Life on our behalf were $186,112 thousand, $159,847 thousand and $105,993 thousand for the years ended December 31, 2008, 2007 and 2006, respectively. Amounts payable to Phoenix Life were $3,501 thousand and $13,684 thousand as of December 31, 2008 and 2007, respectively.

PREMIUM PROCESSING SERVICES

We provide payment processing services for Phoenix Life, wherein we receive deposits on Phoenix Life annuity contracts, and forward those payments to Phoenix Life. During 2006, we began including life insurance premiums in this service. In connection with this service, at December 31, 2008 and 2007, we had amounts due to Phoenix Life of $2,766 thousand and $416 thousand, respectively. We do not charge any fees for this service.

We also provide payment processing services for Phoenix Life and Annuity, a wholly-owned indirect subsidiary of Phoenix Life, wherein we receive deposits on certain Phoenix Life and Annuity annuity contracts, and forward those payments to Phoenix Life and Annuity. During 2006, we began including life insurance premiums in this service. In connection with this service, at December 31, 2008 and 2007, we had amounts due to Phoenix Life and Annuity of $27 thousand and $482 thousand, respectively. We do not charge any fees for this service.

In certain instances Phoenix Life and Phoenix Life and Annuity may receive premiums on behalf of PHL Variable. Amounts due from Phoenix Life were $591 thousand and $237 thousand as of December 31, 2008 and 2007, respectively. Amounts due from Phoenix Life and Annuity were $2,562 thousand and $15 thousand as of December 31, 2008 and 2007, respectively.

12.  EMPLOYEE BENEFIT PLANS AND EMPLOYMENT AGREEMENTS

PNX has a non-contributory, defined benefit pension plan covering substantially all of its employees and those of its subsidiaries. Retirement benefits are a function of both years of service and level of compensation. PNX also sponsors a non-qualified supplemental defined benefit plan to provide benefits in excess of amounts allowed pursuant to the Internal Revenue Code. PNX's funding policy is to contribute annually an amount equal to at least the minimum required contribution in accordance with minimum funding standards established by the Employee Retirement Income Security Act of 1974 (ERISA). Contributions are intended to provide for benefits attributable not only to service to date, but to service expected to be conferred in the future.

PNX sponsors pension and savings plans for its employees, and employees and agents of its subsidiaries. The qualified plans comply with requirements established by ERISA and excess benefit plans provide for that portion of pension obligations, which is in excess of amounts permitted by ERISA. PNX also provides certain health care and life insurance benefits for active and retired employees. We incur applicable employee benefit expenses through the process of cost allocation by PNX.

In addition to its pension plans, PNX currently provides certain health care and life insurance benefits to retired employees, spouses and other eligible dependents through various plans which it sponsors. A substantial portion of PNX's affiliate employees may become eligible for these benefits upon retirement. The health care plans have varying co-payments and deductibles, depending on the plan. These plans are unfunded.

Applicable information regarding the actuarial present value of vested and non-vested accumulated plan benefits, and the net assets of the plans available for benefits is omitted, as the information is not separately calculated for our participation in the plans. PNX, the plan sponsor, established an accrued liability and amounts attributable to us have been allocated. The amount of such allocated benefits is not significant to the financial statements.


13.  OTHER COMPREHENSIVE INCOME

SOURCES OF                                                              YEAR ENDED DECEMBER 31,
OTHER COMPREHENSIVE INCOME:                  -------------------------------------------------------------------------------
($ IN THOUSANDS)                                        2008                      2007                      2006
                                             -------------------------------------------------------------------------------
                                                 GROSS         NET         GROSS         NET         GROSS         NET
                                              ----------   ----------   ----------   ----------   ----------   ----------
Unrealized losses on investments .......      $(303,833)   $ (71,010)   $  46,067)   $ (11,195)   $  (1,332)   $  (4,070)
Net realized investment losses on
  available-for-sale securities included
  in net income ........................         53,459       30,871        4,649        2,100        4,298        2,793
                                              ----------   ----------   ----------   ----------   ----------   ----------
Net unrealized investment gains (losses)       (250,374)     (40,139)     (41,418)      (9,095)       2,966       (1,277)
Net unrealized losses on derivative
  instruments ..........................             --           --           --           --       (1,241)        (807)
                                              ----------   ----------   ----------   ----------   ----------   ----------
Other comprehensive income (loss) ......       (250,374)   $ (40,139)     (41,418)   $  (9,095)       1,725    $  (2,084)
                                              ----------   ----------   ----------   ----------   ----------   ----------
Applicable deferred policy acquisition
  cost amortization........................    (193,545)                  (27,425)                    4,930
Applicable deferred income tax benefit.....     (16,690)                   (4,898)                   (1,121)
                                              ----------                ----------                ----------
Offsets to other comprehensive income......    (210,235)                  (32,323)                    3,809
                                              ----------                ----------                ----------
OTHER COMPREHENSIVE LOSS...................   $ (40,139)                $  (9,095)                $  (2,084)
                                              ==========                ==========                ==========

COMPONENTS OF ACCUMULATED                                              AS OF DECEMBER 31,
OTHER COMPREHENSIVE INCOME:                             ------------------------------------------------
($ IN THOUSANDS)                                                 2008                      2007
                                                        -----------------------   ----------------------
                                                           GROSS         NET         GROSS        NET
                                                        ----------   ----------   ----------  ----------
Unrealized losses on investments ...................   $(306,376)   $ (51,923)   $ (56,002)   $ (11,784)
Unrealized gains on derivative instruments .........          --           --           --           --
                                                       ----------   ----------   ----------   ----------
Accumulated other comprehensive loss ...............    (306,376)   $ (51,923)     (56,002)   $ (11,784)
                                                       ----------   ==========   ----------   ==========
Applicable deferred policy acquisition costs .......    (231,418)                  (37,873)
Applicable deferred income taxes ...................     (23,035)                   (6,345)
                                                       ----------                ----------
Offsets to other comprehensive income ..............    (254,453)                  (44,218)
                                                                                 ----------
ACCUMULATED OTHER COMPREHENSIVE LOSS ...............   $ (51,923)                $ (11,784)
                                                       =========                 ==========

                                      F-30

14.  STATUTORY FINANCIAL INFORMATION AND REGULATORY MATTERS

We are required to file annual statements with state regulatory authorities prepared on an accounting basis prescribed or permitted by such authorities. The
State of Connecticut Insurance Department (the "Department") has adopted the
National Association of Insurance Commissioners' (the "NAIC's") Accounting
Practices and Procedures manual effective January 1, 2001 ("NAIC SAP") as a component of its prescribed or permitted statutory accounting practices. As of December 31, 2008, 2007 and 2006, the Department has not prescribed or permitted us to use any accounting practices that would materially deviate from NAIC SAP.
Statutory surplus differs from equity reported in accordance with GAAP primarily because policy acquisition costs are expensed when incurred, investment reserves are based on different assumptions, life insurance reserves are based on different assumptions and income taxes are recorded in accordance with the Statement of Statutory Accounting Principles No. 10, INCOME TAXES, which limits deferred income tax assets based on admissibility tests.

Connecticut Insurance Law requires that Connecticut life insurers report their risk-based capital. Risk-based capital is based on a formula calculated by applying factors to various assets, premium and statutory reserve items. The formula takes into account the risk characteristics of the insurer, including asset risk, insurance risk, interest rate risk and business risk. Connecticut
Insurance Law gives the Connecticut Commissioner of Insurance explicit regulatory authority to require various actions by, or take various actions against, insurers whose total adjusted capital does not exceed certain risk-based capital levels. Our risk-based capital was in excess of 325% of Company Action Level (the level where a life insurance enterprise must submit a comprehensive plan to state insurance regulators) as of December 31, 2008 and 2007.

STATUTORY FINANCIAL DATA:                                 AS OF OR FOR THE YEAR ENDED DECEMBER 31,
($ IN THOUSANDS)                                         ----------------------------------------
                                                            2008           2007            2006
                                                         ----------     ---------      ----------
Statutory capital and surplus ........................   $ 273,028      $ 167,436      $ 220,342
Asset valuation reserve ..............................         343         14,774         14,320
                                                         ----------     ---------      ----------
STATUTORY CAPITAL, SURPLUS AND ASSET VALUATION RESERVE   $ 273,371      $ 182,210      $ 234,662
                                                         ==========     ==========     ==========
STATUTORY GAIN (LOSS) FROM OPERATIONS ................   $(138,012)     $ (98,589)     $ (33,094)
                                                         ==========     ==========     ==========
STATUTORY NET INCOME (LOSS) ..........................   $(187,032)     $(102,297)     $ (33,994)
                                                         ==========     ==========     ==========

The Connecticut Insurance Holding Company Act limits the maximum amount of annual dividends and other distributions in any 12-month period to stockholders of Connecticut domiciled insurance companies without prior approval of the Insurance Commissioner. Under current law, we cannot make any dividend distribution during 2009 without prior approval.


15.  CONTINGENT LIABILITIES

LITIGATION AND ARBITRATION

We are regularly involved in litigation and arbitration, both as a defendant and as a plaintiff. The litigation and arbitration naming us as a defendant ordinarily involves our activities as an insurer, investor or investment advisor.

It is not feasible to predict or determine the ultimate outcome of all legal or arbitration proceedings or to provide reasonable ranges of potential losses. Based on current information, we believe that the outcomes of our litigation and arbitration matters are not likely, either individually or in the aggregate, to have a material adverse effect on our consolidated financial condition. However, given the large or indeterminate amounts sought in certain of these matters and the inherent unpredictability of litigation and arbitration, it is possible that an adverse outcome in certain matters could, from time to time, have a material adverse effect on our results of operations or cash flows in particular quarterly or annual periods.

REGULATORY MATTERS

State regulatory bodies, the SEC, the Financial Industry Regulatory Authority ("FINRA"), the IRS and other regulatory bodies regularly make inquiries of us and, from time to time, conduct examinations or investigations concerning our compliance with laws and regulations related to, among other things, our insurance and broker-dealer subsidiaries, securities offerings and registered products. We endeavor to respond to such inquiries in an appropriate way and to take corrective action if warranted.

For example, in the fourth quarter of 2008, the State of Connecticut Insurance Department initiated the on-site portion of a routine financial examination of PHL Variable for the five year period ending December 31, 2008.

Regulatory actions may be difficult to assess or quantify, may seek recovery of indeterminate amounts, including punitive and treble damages, and the nature and magnitude of their outcomes may remain unknown for substantial periods of time. It is not feasible to predict or determine the ultimate outcome of all pending inquiries, investigations, legal proceedings and other regulatory actions, or to provide reasonable ranges of potential losses. Based on current information, we believe that the outcomes of our regulatory matters are not likely, either individually or in the aggregate, to have a material adverse effect on our consolidated financial condition. However, given the large or indeterminate amounts sought in certain of these actions and the inherent unpredictability of regulatory matters, it is possible that an adverse outcome in certain matters could, from time to time, have a material adverse effect on our results of operation or cash flows in particular quarterly or annual periods.


16.  SUBSEQUENT EVENTS

On March 3, 2009, State Farm informed us that it intends to suspend the sale of Phoenix products pending a re-evaluation of the relationship between the two companies. During 2008, State Farm was our largest distributor of annuity and life insurance products accounting for approximately 25% of our total life insurance premiums and approximately 72% of our annuity deposits.

On March 4, 2009, National Life Group also informed us that it intends to suspend the sale of Phoenix products. In 2008, National Life was our second largest distributor of annuity products accounting for approximately 13% of our annuity deposits.

On March 4, 2009, Fitch downgraded our financial strength rating to BBB+ from A and placed the rating on Rating Watch Negative.

On March 10, 2009, A.M. Best Company, Inc. downgraded our financial strength rating to B++ from A and maintained its negative outlook. On January 15, 2009, A.M Best Company, Inc. affirmed our financial strength rating of A and changed our outlook to negative from stable.

On March 10, 2009, Moody's Investor Services downgraded our financial strength rating to Baa2 from Baa1. The outlook is negative. On February 19, 2009, Moody's Investor Service downgraded our financial strength rating to Baa1 from A3. The ratings remain on review for possible further downgrade as was previously announced on December 9, 2008.

On March 10, 2009, Standard & Poor's downgraded our financial strength rating to BBB- from BBB and maintained it negative outlook. On March 2, 2009, Standard and Poor's downgraded our financial strength rating to BBB from BBB+. At the same time, Standard and Poor's removed the ratings from CreditWatch, where they had been placed with negative implications on February 10, 2009. The outlook is negative.

Effective March 12, 2009, National Financial Partners ("NFP") suspended sales of Phoenix products. In 2008, NFP accounted for approximately 11% of our total life insurance premiums.

The actions by these key distribution partners and rating agencies will likely have a material adverse effect on our future results. We are currently assessing the impact of these recent developments on our business prospects, operations and strategy.

On March 23, 2009, Dona D. Young announced her retirement from PNX. James D. Wehr, Senior Executive Vice President and Chief Investment Officer will replace her as President and Chief Executive Officer.

                                      F-33